                [ART WORK OF HALF OF LIGHT HOUSE APPEARS HERE]

           [LOGO OF MAINSTAY INSTITUTIONAL FUNDS INC. APPEARS HERE]

                                   MAINSTAY'
                                 INSTITUTIONAL
                                  FUNDS INC.




                                     1997

                                  SEMIANNUAL

                                    REPORT



                            Unaudited June 30, 1997

Performance Highlights--Total Returns*

                                                                                             ---------------------------------
                                                                                                      SEC Average Annual
6 Months Ended June 30, 1997                                                                            Total Returns
                                                                                                     as of June 30, 1997
--------------------------------------------------------------------------------------------------------------------------------
Funds                                        1991     1992    1993    1994    1995    1996   1 Year   5 Year   Since Inception
--------------------------------------------------------------------------------------------------------------------------------
 Equity Funds
--------------------------------------------------------------------------------------------------------------------------------
 EAFE Index (Instl. Class)+                10.10%  -12.22%  28.97%   6.83%   9.03%   6.45%   12.51%   11.70%          8.65%
--------------------------------------------------------------------------------------------------------------------------------
 EAFE Index (Serv. Class)++                10.10   -12.22   28.97    6.83    8.63    6.37    12.29    11.56           8.55
--------------------------------------------------------------------------------------------------------------------------------
 Growth Equity (Instl. Class)+             67.00     5.63    9.59   -2.23   37.88   21.62    24.07    20.43          21.73
--------------------------------------------------------------------------------------------------------------------------------
 Growth Equity (Serv. Class)++             67.00     5.63    9.59   -2.23   37.50   21.29    23.77    20.26          21.60
--------------------------------------------------------------------------------------------------------------------------------
 Indexed Equity (Instl. Class)+            29.80     7.19    9.41    0.90   36.88   22.57    34.32    19.25          19.03
--------------------------------------------------------------------------------------------------------------------------------
 Indexed Equity (Serv. Class)++            29.80     7.19    9.41    0.90   36.70   22.21    33.96    19.12          18.93
--------------------------------------------------------------------------------------------------------------------------------
 International Equity (Instl. Class)(S)      N/A    -5.37   25.03    8.36    7.17   12.09    15.74      N/A          11.73
--------------------------------------------------------------------------------------------------------------------------------
 International Equity (Serv. Class)(S)       N/A    -5.37   25.03    8.36    6.86   11.59    15.49      N/A          11.56
--------------------------------------------------------------------------------------------------------------------------------
 Multi-Asset (Instl. Class)+               17.90     7.09    8.79   -0.86   26.81   16.16    25.41    14.48          13.99
--------------------------------------------------------------------------------------------------------------------------------
 Multi-Asset (Serv. Class)++               17.90     7.09    8.79   -0.86   26.70   15.89    25.15    14.37          13.91
--------------------------------------------------------------------------------------------------------------------------------
 Value Equity (Instl. Class)+              36.60    20.71   14.90    1.22   29.42   22.41    26.27    18.18          20.57
--------------------------------------------------------------------------------------------------------------------------------
 Value Equity (Serv. Class)++              36.60    20.71   14.90    1.22   29.32   22.10    25.91    18.07          20.48
--------------------------------------------------------------------------------------------------------------------------------

 Income Funds
--------------------------------------------------------------------------------------------------------------------------------
 Bond (Instl. Class)+                      14.00%    6.39%   9.74%  -3.31%  17.88%   2.80%    7.69%    6.61%          7.54%
--------------------------------------------------------------------------------------------------------------------------------
 Bond (Serv. Class)++                      14.00     6.39    9.74   -3.31   17.55    2.62     7.40     6.47           7.43
--------------------------------------------------------------------------------------------------------------------------------
 Indexed Bond (Instl. Class)+              14.70     7.09    9.64   -3.44   18.07    2.55     7.33     6.59           7.68
--------------------------------------------------------------------------------------------------------------------------------
 Indexed Bond (Serv. Class)++              14.70     7.09    9.64   -3.44   17.97    2.34     7.11     6.51           7.62
--------------------------------------------------------------------------------------------------------------------------------
 International Bond (Instl. Class)(S)      18.73     7.68   14.56    3.11   18.46   14.32     9.64    10.53          10.11
--------------------------------------------------------------------------------------------------------------------------------
 International Bond (Serv. Class)(S)       18.73     7.68   14.56    3.11   18.26   14.08     9.39    10.41          10.03
--------------------------------------------------------------------------------------------------------------------------------
 Money Market/||/ (Instl. Class)+           5.95     3.66    2.89    3.88    5.63    5.11     5.13     4.34           4.56
--------------------------------------------------------------------------------------------------------------------------------
 Money Market/||/ (Serv. Class)++           5.95     3.66    2.89    3.88    5.46    4.85     4.87     4.22           4.47
--------------------------------------------------------------------------------------------------------------------------------
 Short-Term Bond (Instl. Class)+           11.30     5.94    5.67    0.11   10.27    4.81     6.25     5.27           6.23
--------------------------------------------------------------------------------------------------------------------------------
 Short-Term Bond (Serv. Class)++           11.30     5.94    5.67    0.11   10.07    4.46     6.01     5.14           6.13
--------------------------------------------------------------------------------------------------------------------------------

* The total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25%.

+ The inception date of these Institutional Class shares and the date such shares were first offered to the public is 1/2/91.

++ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Funds' inception (1/2/91) up to December 31, 1994. Performance figures for these two Classes after this date will vary based on differences in their expense structures.

(S) The inception date of the International Equity Fund and International Bond Fund shares and the date such shares were first offered to the public is 1/1/95. The inception dates of the International Equity Fund and International Bond Fund's predecessor separate accounts (Separate Accounts) are 7/31/92 and 1/31/90, respectively. Performance figures include the historical performance of the respective Separate Account for the period prior to the Fund's commencement of operations on January 1, 1995. MacKay Shields Financial Corporation, the Funds' investment adviser, served as investment adviser to the Separate Accounts, and the investment objectives, policies, restrictions, guidelines, and management style of the Separate Accounts were substantially similar to those of the respective Funds. Performance figures for the period prior to January 1, 1995 have been calculated using the Separate Accounts' expense structures, which generally was higher than the expense structure of the Funds. The Separate Accounts were not registered under the Investment Company Act of 1940 ("1940 Act") and therefore were not subject to certain investment restrictions imposed under the 1940 Act. If the Separate Accounts had been registered under the 1940 Act, the Separate Accounts' performance may have been adversely affected.

/||/ The Money Market Fund-Institutional Class had an effective 7-day yield of
     5.47% with a current 7-day yield of 5.33%, both as of 6/30/97. The Money Market Fund-Service Class had an effective 7-day yield of 5.21% with a current 7-day yield of 5.08%, both as of 6/30/97. The Administrator has agreed to assume a portion of the expenses for this Fund. Had certain expenses not been assumed by the Administrator, the effective 7-day yield and the current 7-day yield would have been 5.40% and 5.26%, respectively, for the Institutional Class and 5.14% and 5.01%, respectively, for the Service Class.

     Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government, and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost.

     Performance figures for each Fund reflect the waiver (through 1993 for the Value Equity Fund and Growth Equity Fund and through 1996 for the Multi-Asset Fund) of a portion of New York Life Insurance Company's fees (up to the amount of such fees), received as Administrator for each Fund, to the extent necessary to limit the total operating expenses of such Funds. After September 30, 1996, performance figures for the Indexed Equity Fund reflect the waiver of a portion of New York Life's and Monitor Capital Advisors, Inc.'s fees (both up to the amount of such fees) received as Administrator and Investment Adviser, respectively, of the Fund, to the extent necessary to limit the total operating expenses of such Fund. As a result, total return figures, which take into account this fee waiver, would have been lower had New York Life and Monitor Capital not waived its administrative fees.

     The Funds currently offer two Classes of shares. Investors should consider, when deciding whether to purchase a particular Class of shares, the services desired and other relevant factors.

     See prospectuses for more detailed information. The Funds' prospectuses contain more information about advisory fees, other expenses and share classes. Please read them carefully before you invest or send money.

     The Institutional Class shares are sold with no sales charge. The Service Class shares, first offered 1/1/95, are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25%.

     Foreign investing may be subject to greater risks than domestic investing. These may include securities markets that are less efficient, less liquid and more volatile than those in the United States, as well as foreign currency fluctuations and different governmental regulatory concerns.

                               Table of Contents


Chairperson's Letter  2


Portfolio Managers' Interviews & Comments
&
Financial Statements


Equity Funds
EAFE Index Fund  3
Growth Equity Fund  19
Indexed Equity Fund  29
International Equity Fund  44
Multi-Asset Fund  59
Value Equity Fund  76

Income Funds
Bond Fund  85
Indexed Bond Fund  95
International Bond Fund  105
Money Market Fund  115
Short-Term Bond Fund  124

Note 1 Organization and Business  132
Note 2 Significant Accounting Policies  133
Note 3 Fees and Related Party Policies  138
Note 4 Federal Income Tax  140
Note 5 Financial Investments  141
Note 6 Portfolio Securities Loaned  141
Note 7 Purchases and Sales of Securities  142
Note 8 Capital Share Transactions  142

CHAIRPERSON'S LETTER
================================================================================
REPORT TO SHAREHOLDERS FOR THE SIX MONTHS
ENDED JUNE 30, 1997



After a remarkable six year period of expansion, the U.S. economy continued to grow throughout the first half of 1997. For most investors, the overall impact was positive, but there were some rough seas along the way.

As the stock market made gains early in the year, concerns about the possibility of impending inflation brought increased price volatility. In late March, the Federal Reserve Board moved to raise interest rates in an effort to slow economic growth. Although this preemptive strike helped keep inflation in check, the initial reaction from both the stock and bond markets was negative. As a result, bond prices faltered and stocks tumbled more than 9% from their peak before both markets began to stabilize.

[PICTURE OF ALICE T. KANE APPEARS HERE]
Alice T. Kane, Chairperson

As employment figures, earnings estimates, and other indicators began to suggest that economic growth was slowing in the second quarter, the stock market not only recovered lost ground, but soared to record highs. With higher valuations, however, the market became increasingly volatile, reacting severely to any news that could signal a shift in buying patterns or interest rates.

Positive performance, emerging concerns

Despite the volatility, domestic stock and bond markets closed the first half of 1997 with positive returns, and weakness in Malaysia and Singapore aside, most international markets also performed well. Given these results, many investors are once again celebrating their good fortune. The underlying volatility, however, should serve to remind us that the level of growth we've enjoyed for more than six years is not typical market behavior.

Certainly no one can predict what will happen next, so it's important to keep recent performance in perspective. We believe that having realistic expectations, as well as a long-range plan and diversified investments can help keep you on a firm course toward achieving your goals, wherever the markets may move.

Solid management

At MainStay(R) Institutional Funds, we believe our risk-averse approach can help provide reassurance to many investors, particularly in uncertain times. Each MainStay Institutional Fund is managed by experienced professionals who employ disciplined investment strategies to seek competitive returns with careful attention to downside risk. Our management approach offers investors a combination of experience, insight, and market perspective that few individuals could provide on their own. It also helps provide important checks and balances in security selection, market evaluation, and overall accountability.

Our Fund managers believe that strong companies tend to get stronger in up markets and perform better than average when the markets go down. Using selection criteria appropriate to the individual Funds they manage, they may look for specific catalysts that are likely to stimulate growth, enhance value, or increase yield without taking on unnecessary risk.

Looking forward

As we move into the second half of 1997, we expect that an intensified focus on inflation, interest rates, and corporate earnings, will account for much of the momentum driving the market. But regardless of how events unfold, you can be confident that we will hold true to our disciplined management approach.

While we've seen positive results for the first half of the year, we remain somewhat cautious. Whatever the future brings, we'll continue to provide the information, service, and support you can consider when making informed decisions--and the prudent management you depend on to pursue your long-range goals.

Sincerely,

/s/ Alice T. Kane

Alice T. Kane
Chairperson

Portfolio Managers' Interviews & Comments


EAFE Index Fund
================================================================================

--------------------------------------------------------------------------------
MARKET HIGHLIGHTS FOR THE 6-MONTHS ENDED 6/30/97
--------------------------------------------------------------------------------
 . During the first six months of 1997, the Morgan Stanley Capital International Europe, Australia and Far East ("EAFE") Index* gained 11.21% in U.S. dollar terms

 . Continued corporate restructuring and low interest rates in Europe helped boost equity prices and a strong U.S. dollar benefited European exporters

 . Japan posted positive returns for the first half of 1997, turning around first quarter losses with a second quarter advance of 23.67% in U.S. dollar terms

 . In Hong Kong, rising property values helped real estate stocks, which make up a large portion of that market, while property speculation and other problems in Malaysia contributed to negative performance in that market

--------------------------------------------------------------------------------
FUND HIGHLIGHTS FOR THE 6-AND 12-MONTH PERIODS ENDED 6/30/97
--------------------------------------------------------------------------------
 . One-year total returns of 12.51% and 12.29% for Institutional Class shares and Service Class shares, respectively, as of 6/30/97

 . Switzerland and Spain were the best performing markets, and Malaysia and Singapore were the worst performers

 . Japan, which represents the largest country allocation in the MSCI EAFE Index, had positive stock returns and the yen strengthened relative to the U.S. dollar

 . Over the first half of 1997, both share classes underperformed the average Lipper/+/ international fund

--------------------------------------------------------------------------------
Local terms Performance reports in local terms reflect results within a specific country with returns denominated in its local currency. They do not consider the impact of currency fluctuations or exchange rates when translated into other currencies.

European Monetary Union A proposed system that would allow participating European countries to operate with a common currency or monetary unit. To qualify for participation, each member country must meet strict monetary and fiscal policy guidelines.
--------------------------------------------------------------------------------

During the first six months of 1997, the Morgan Stanley Capital International EAFE Index gained 16.54% in local terms and 11.21% in terms of U.S. dollars. Positive economic developments in many major markets around the world helped fuel these strong results.

In Europe, interest rates were generally low and corporate restructuring continued to fuel steady economic growth. At the same time, moves toward European Monetary Union caused many local currencies to weaken against the U.S. dollar. While this was positive for European exporters, it had a negative impact on the returns many U.S. investors received.

In the Pacific, improvements in the Japanese economy led to a dramatic turnaround. While first quarter returns were negative, Japanese stocks advanced 23.67% in the second quarter, to return 9.07% in U.S. dollar terms over the first half of 1997. Since Japanese stocks account for nearly a
--------------------------------------------------------------------------------
* The MSCI EAFE Index is an unmanaged index generally considered representative of the international stock market.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.

================================================================================

third of the EAFE Index, they had the greatest impact of any single market on the Fund's performance.

Switzerland and Spain recorded outstanding returns in local terms (42.58% and 36.49%, respectively), which were somewhat lower in U.S. dollar terms (31.33% and 20.71%, respectively). Malaysia and Singapore did poorly--both in local and U.S. dollar terms.

Given this context, how did the MainStay Institutional EAFE Index Fund perform over the first half of 1997?

The MainStay Institutional EAFE Index Fund returned 11.00% and 10.81% for Institutional Class shares and Service Class shares, respectively, for the six months ended 6/30/97. Both share classes underperformed the average Lipper/++/ international fund, which returned 12.53% over the same period.

Why did the Fund underperform its peers by this amount?

Unlike many international funds, which may shift investments among markets depending on their return potential at any given time, the MainStay Institutional EAFE Index Fund seeks to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the EAFE Index. As a result, the Fund's investment results are primarily determined by the performance of the Index.

How did the Fund compare with the EAFE Index?

The Fund closely tracked the Index, which gained 11.21% in U.S. dollar terms over the first six months of 1997. The Index is a hypothetical investment that involves no trading costs or management fees. The Fund, on the other hand, is a real-world investment that faces these costs on an ongoing basis. As a result, investors should anticipate that the Fund will always slightly underperform the Index.

What risks did investors face during the first half of the year?

Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

Where did those kinds of risks affect the Fund?

Malaysia and Singapore, which were the two worst performing markets in the EAFE Index over the first half of the year, reflected these risks in varying degrees. Malaysia faced a widening trade gap, current account deficit, and overzealous lending by banks to the property sector. As a result, Malaysian stocks lost 11.79% in local terms. When that was translated into U.S. dollars, the results were fractionally better, down 11.74%. Singapore was down 5.40% in local terms, but due to an unfavorable currency translation, the market was down 7.45%, in U.S. dollar terms.

Did similar factors impact other markets?

Yes they did. The dollar strengthened relative to several European currencies, which helped exporters, but hurt returns for U.S. investors. Even the best performing markets in the EAFE Index, Switzerland and Spain, had considerably lower returns in U.S. dollar terms than in their local currencies. Switzerland earned 42.58% in local terms, but only 31.33% in U.S. dollar terms. Spain was up 36.49% in local terms, but only 20.72% in U.S. dollars. Even with the currency translation, however, these results were extraordinary for a six-month period.

Were there any cases where currency translation worked in investors' favor?

Yes there were. In Japan, the largest market in the EAFE Index, a strengthening economy led to robust
--------------------------------------------------------------------------------
++ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Results do not reflect any deductions of sales charges and are based on total returns with capital gains and dividends reinvested.

================================================================================

equity returns in the second quarter. For the first half of 1997, Japanese stocks returned 7.53% in local terms. While that was a definite plus, particularly in light of Japan's earlier weakness, the strength of the yen was favorable for U.S. investors, boosting the return to 9.07% when translated into U.S. dollars.

Don't the effects of currency fluctuations balance out over time?

Many investors believe that they do. The Fund seeks to track the EAFE Index, whether it goes up or down. It also invests in all of the markets in the Index, regardless of whether the dollar is strong or weak relative to the local currency. As a result, investors will participate in rising markets and favorable currency translations as well as falling markets and unfavorable currency shifts. Although past performance is no guarantee of future results, one way to determine the impact of this indexing strategy over time is to look at the Fund's returns over longer holding periods.

What is your outlook for the future?

We believe that Europe may continue to benefit from restructuring and that European Monetary Union may have long-range benefits which have not yet been realized. We are encouraged to see positive developments in the Japanese economy and hope that they can be sustained. Whatever happens, we will seek to track the Index as closely as possible to provide the international diversification and capital appreciation potential that have attracted investors to the Fund.

James A. Mehling, CFA
Portfolio Manager
--------------------------------------------------------------------------------
   Past performance is no guarantee of future results.

                             [GRAPHS APPEAR HERE]

                  $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                      EAFE INDEX FUND VS MSCI EAFE INDEX

                          INSTITUTIONAL CLASS SHARES

             DATE            EAFE INDEX FUND             MSCI EAFE INDEX
             ----            ---------------             ---------------
             1/2/91                 10,000                 10,000
                                    10,630                 10,752
                                    10,180                 10,173
                                    10,930                 11,055
                 91                 11,010                 11,249
                                     9,665                  9,923
                                     9,866                 10,142
                                    10,027                 10,304
                 92                  9,665                  9,916
                                    10,681                 11,114
                                    11,635                 12,241
                                    12,427                 13,062
                 93                 12,464                 13,183
                                    12,858                 13,652
                                    13,542                 14,359
                                    13,521                 14,382
                 94                 13,315                 14,246
                                    13,526                 14,522
                                    13,547                 14,639
                                    14,043                 15,261
                 95                 14,518                 15,891
                                    14,989                 16,362
                                    15,247                 16,633
                                    15,235                 16,625
                 96                 15,453                 16,591
                 97                 17,153                 18,451
            6/30/97

                  $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                      EAFE INDEX FUND VS MSCI EAFE INDEX

                             SERVICE CLASS SHARES

             DATE            EAFE INDEX FUND             MSCI EAFE INDEX
             ----            ---------------             ---------------
             1/2/91                 10,000                 10,000
                                    10,630                 10,752
                                    10,180                 10,173
                                    10,930                 11,055
                 91                 11,010                 11,249
                                     9,665                  9,923
                                     9,866                 10,142
                                    10,027                 10,304
                 92                  9,665                  9,916
                                    10,681                 11,114
                                    11,635                 12,241
                                    12,427                 13,062
                 93                 12,464                 13,183
                                    12,858                 13,652
                                    13,524                 14,359
                                    13,521                 14,382
                 94                 13,315                 14,246
                                    13,537                 14,522
                                    13,547                 14,639
                                    14,011                 15,261
                 95                 14,465                 15,891
                                    14,947                 16,362
                                    15,182                 16,633
                                    15,150                 16,625
                 96                 15,385                 16,591
                 97                 17,049                 18,451
            6/30/97

 . EAFE Index Fund   -- MSCI EAFE Index
Source: Lipper Analytical Services, Inc.
These graphs assume a $10,000 investment made on 1/2/91.


                                            Total Return*                  SEC Average Annual Total Return*
PERFORMANCE                               as of June 30, 1997                    as of June 30, 1997
----------------------------------------------------------------------------------------------------------------
                                             Year to Date               One Year   Five Year   Since Inception
----------------------------------------------------------------------------------------------------------------
EAFE Index Fund Institutional Class             11.00%                   12.51%      11.70%         8.65%
EAFE Index Fund Service Class+                  10.81%                   12.29%      11.56%         8.55%
Average Lipper International Fund               12.53%                   16.54%      12.33%        11.73%
MSCI EAFE Index                                 11.21%                   12.84%      12.83%         9.88%



YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------
                           [BAR CHART APPEARS HERE]

                          Institutional Class Shares

                       Year-End                   Total Return %*
                       --------                   --------------
                       1991                        10.10
                       1992                       -12.22
                       1993                        28.97
                       1994                         6.83
                       1995                         9.03
                       1996                         6.45
                       1997 as of 6/30/97          11.00

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
(% of net assets as of June 30, 1997)
--------------------------------------------------------------------------------

[PIE CHART APPEARS HERE]

Common Stocks                     97.78%
Other                              1.81%++
Cash & Equivalents                 0.41%

--------------------------------------------------------------------------------

TOP 10 HOLDINGS
(% of net assets as of June 30, 1997)
--------------------------------------------------------------------------------
1.  Toyota Motor Corp.                   1.73%
2.  Novartis AG Registered               1.66%
3.  Royal Dutch Petroleum Co.            1.57%
4.  Bank of Tokyo-Mitsubishi, Ltd.       1.36%
5.  Nippon Telegraph and Telephone Corp. 1.36%
6.  British Petroleum Co. PLC.           1.18%
7.  Glaxo Wellcome PLC.                  1.07%
8.  Roche Holdings AG Genusscheine       1.05%
9.  Deutsche Telekom AG                  0.87%
10. Nestle S.A. Registered               0.87%

--------------------------------------------------------------------------------

Top 10 COUNTRIES
(% of net assets as of June 30, 1997)
--------------------------------------------------------------------------------
1.  Japan                              32.30%
2.  United Kingdom                     17.92%
3.  Germany                             7.97%
4.  France                              6.52%
5.  Switzerland                         6.48%
6.  Netherlands                         4.81%
7.  Hong Kong                           3.59%
8.  Italy                               2.94%
9.  Australia                           2.78%
10. Spain                               2.54%

--------------------------------------------------------------------------------


* The total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25%.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to December 31, 1994. Performance figures for these two Classes after this date will vary based on differences in their expense structures.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost.

   The Institutional Class shares are sold with no sales charge. The Service Class shares, first offered 1/1/95, are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25%.

   Unlike other funds which generally seek to "beat" the market, index funds seek to track their respective indices.

++ Adjusted for liabilities.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS
June 30, 1997 (Unaudited)

COMMON STOCKS (97.8%)+

                                                            SHARES     VALUE
                                                         ----------------------
AUSTRALIA (2.7%)
Boral, Ltd. (building materials & components)...........     12,500 $    39,049
Broken Hill Proprietary Co., Ltd. (energy sources)......     17,270     252,066
Coles Myer, Ltd. (merchandising)........................     40,137     207,171
National Australia Bank, Ltd. (banking).................     42,900     609,665
News Corp., Ltd. (broadcasting & publishing)............     33,000     156,984
Pacific Dunlop, Ltd. (multi-industry)...................     25,200      74,002
Pioneer International, Ltd. (building materials &
 components)............................................     42,400     162,630
Plutonic Resources, Ltd. (metals-nonferrous)............     14,000      43,421
Rio Tinto, Ltd. (metals-nonferrous).....................     16,448     278,229
Smith (Howard), Ltd. (multi-industry)...................     20,900     197,279
Sydney Harbour Casino Holdings, Ltd. (leisure &
 tourism) (a)...........................................     40,000      62,328
Westpac Banking Corp., Ltd. (banking)...................     70,800     422,726
WMC, Ltd. (metals-nonferrous)...........................     30,600     191,415
                                                                    -----------
                                                                      2,696,965
                                                                    -----------
AUSTRIA (0.4%)
Bank Austria AG (banking)...............................      1,750      97,056
Creditanstalt-Bankverein Stamm AG (banking).............        700      40,877
EA-Generali AG (insurance)..............................        500     131,514
Flughafen Wien AG (transportation-airlines).............      2,700     114,069
                                                                    -----------
                                                                        383,516
                                                                    -----------
BELGIUM (1.4%)
Electrabel, S.A. (utilities-electrical & gas)...........      1,800     386,036
Fortis AG (insurance)...................................      3,200     661,363
PetroFina, S.A. (energy sources)........................        820     310,779
                                                                    -----------
                                                                      1,358,178
                                                                    -----------
DENMARK (1.1%)
Dampskibsselskabet AF 1912
 Class B (transportation-shipping)......................          7     250,727
Dampskibsselskabet Svendborg AS
 Class B (transportation-shipping)......................          4     206,916
Den Danske Bank (banking)...............................      1,800     175,366
FLS Industries AS Class B (machinery & engineering).....      3,500     118,765
Novo Nordisk AS Class B (health & personal care)........      2,800     305,729
                                                                    -----------
                                                                      1,057,503
                                                                    -----------
                                                            SHARES     VALUE
                                                         ----------------------
FINLAND (0.9%)
Kesko (food & household products).......................      3,400 $    47,915
Kone Corp. Class B (transportation-shipping)............      1,900     226,789
Metra Oy Class B (machinery & engineering)..............      4,600     138,595
Nokia AB Class A (electronic components & instruments)..      5,200     388,329
Pohjola Insurance Group Class B (insurance).............      3,000      88,944
                                                                    -----------
                                                                        890,572
                                                                    -----------
FRANCE (6.5%)
Alcatel Alsthom, S.A. (electrical & electronics)........      2,500     313,408
AXA-UAP, S.A. (insurance)...............................      5,000     311,279
Carrefour, S.A. (food & household products).............        600     436,183
Compagnie de Saint Gobain, S.A. (miscellaneous-materials
 & components)..........................................      1,670     243,775
Compagnie Financiere de Paribas, S.A. Class A
 (banking)..............................................      3,400     235,124
Compagnie Generale de Geophysique, S.A. (energy
 equipment & service) (a)...............................        300      29,229
Compagnie Generale des Eaux, S.A. (business & public
 services)..............................................      2,572     329,882
Credit National, S.A. (banking).........................      2,744     156,061
Dollfus-Mieg & Cie, S.A. (textile & apparel) (a)........      2,450      41,814
Elf Aquitaine, S.A. (energy sources)....................      4,800     518,350
Etablissements Economiques du Casino Guichard-Perrachon,
 S.A. (merchandising)...................................      6,100     302,250
Groupe Danone, S.A. (food & household products).........      1,675     277,030
Lafarge, S.A. (building materials & components).........      1,936     120,527
L'Air Liquide, S.A. (chemicals).........................      2,894     459,910
L'Oreal, S.A. (health & personal care)..................      1,430     603,086
LVMH (Moet Hennessy Louis Vuitton), S.A. (beverages
 & tobacco).............................................      2,310     621,673
Michelin (CGDE), S.A. Class B (industrial components)...      3,200     192,351
PSA Peugeot, S.A. (automobiles).........................      1,150     111,260
Sanofi, S.A. (health & personal care)...................      4,040     396,366
Schneider, S.A. (electrical & electronics)..............      3,000     159,838
Societe Generale, S.A. (banking)........................      1,600     178,779
Total, S.A. Class B (oil/gas-exploration)...............      3,000     303,529

--------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 1997 (Unaudited)

COMMON STOCKS (Continued)

                                                            SHARES     VALUE
                                                         ----------------------
FRANCE (Continued)
Union des Assurances de Paris, S.A. (insurance).........      5,000 $   126,130
                                                                    -----------
                                                                      6,467,834
                                                                    -----------
GERMANY (7.7%)
AGIV AG fuer Industrie und Verkehrswesen
 (multi-industry) (a)...................................      5,000     114,489
Allianz AG Registered (insurance).......................      2,720     581,452
BASF AG (chemicals).....................................     16,500     609,328
Bayer AG (chemicals)....................................     19,000     732,725
Bayerische Hypotheken-und Wechsel-Bank AG (banking).....     12,450     376,886
Bayerische Vereinsbank AG (banking).....................      6,630     271,663
Beiersdorf AG (health & personal care)..................      3,000     161,833
Daimler-Benz AG (automobiles)...........................      9,000     732,898
Deutsche Bank AG (banking)..............................      4,100     240,937
Deutsche Telekom AG (telecommunications)................     35,000     860,671
Dresdner Bank AG (banking)..............................        600      21,038
Heidelberger Zement AG (building materials &
 components)............................................      1,100     106,684
Hochtief AG (construction & housing)....................      3,500     156,668
Mannesmann AG (machinery & engineering).................        860     384,463
Muenchener Rueckversicherungs-Gesellschaft AG
 Registered (insurance).................................        150     425,243
RWE AG (utilities-electrical & gas).....................      8,400     361,543
Siemens AG (electrical & electronics)...................     11,500     689,326
STRABAG AG (construction & housing) (a).................        900      84,188
VEBA AG (utilities-electrical & gas)....................      6,900     390,036
Viag AG (multi-industry)................................        700     319,965
                                                                    -----------
                                                                      7,622,036
                                                                    -----------
HONG KONG (3.6%)
Cathay Pacific Airways, Ltd. (transportation-airlines)..     90,000     186,453
Cheung Kong (Holdings), Ltd. (construction & housing)...     40,000     394,976
China Light & Power Co., Ltd. (utilities-electrical
 & gas).................................................     31,200     176,795
Chinese Estates Holdings, Ltd. (multi-industry).........     60,000      56,538
Hang Lung Development Co. (multi-industry)..............     38,000      69,650
Hang Seng Bank, Ltd. (banking)..........................     32,000     456,419
Hong Kong & China Gas Co., Ltd. (utilities-electrical
 & gas).................................................     88,334     176,730
Hong Kong Telecommunications, Ltd.
 (telecommunications)...................................    185,000     441,761
                                                             SHARES     VALUE
                                                         -----------------------
HONG KONG (Continued)
Hopewell Holdings, Ltd. (construction & housing)........    100,000 $    63,250
Hutchison Whampoa, Ltd. (multi-industry)................     69,000     596,726
Miramar Hotel & Investment, Ltd. (leisure & tourism)....     50,000      91,970
New World Development Co., Ltd. (multi-industry)........     34,000     202,756
Shangri-La Asia, Ltd. (multi-industry)..................     60,000      72,024
Sun Hung Kai Properties, Ltd. (construction & housing)..     33,000     397,205
Swire Pacific, Ltd. Class A (multi-industry)............     19,500     175,562
                                                                    -----------
                                                                      3,558,815
                                                                    -----------
IRELAND (0.4%)
Allied Irish Banks PLC (banking)........................     12,000      91,829
Independent Newspapers PLC (broadcasting & publishing)..     50,000     289,170
Irish Life PLC (insurance)..............................     15,000      76,939
                                                                    -----------
                                                                        457,938
                                                                    -----------
ITALY (2.9%)
Alleanza Assicurazioni S.p.A. di Risp (insurance).......         63         320
Assicurazioni Generali S.p.A. (insurance)...............     13,310     241,715
Banca Commerciale Italiana S.p.A. (banking).............     48,500     100,337
Bulgari S.p.A. (recreation & other consumer goods)......     20,000     113,076
Cementir S.p.A. (building materials & components).......     62,000      38,663
Credito Italiano S.p.A. (banking).......................     66,000     120,635
Edison S.p.A. (energy sources)..........................     18,200      90,438
Ente Nazionale Idrocarburi S.p.A. (energy sources)......    110,000     622,248
Fiat S.p.A. (automobiles)...............................     56,000     201,421
Finanziaria Autogrill S.p.A. (food & household
 products) (a)..........................................     45,000      75,244
Istituto Mobiliare Italiano S.p.A. (banking)............      9,600      86,324
Istituto Nazionale delle Assicurazioni S.p.A.
 (insurance)............................................     65,700     100,009
Magneti Marelli S.p.A. (automobiles)....................     53,000      89,395
Mediobanca S.p.A. (financial services)..................     19,850     120,394
Montedison S.p.A. (multi-industry) (a)..................    100,800      66,467
Pirelli S.p.A. (industrial components)..................     72,000     178,149
Snia BPD S.p.A. (multi-industry)........................     50,400      45,466
Telecom Italia S.p.A. (telecommunications)..............     90,000     269,235

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

COMMON STOCKS (Continued)

                                                            SHARES     VALUE
                                                         ----------------------
ITALY (Continued)
Telecom Italia Mobile S.p.A. (telecommunications).......     90,000 $   290,916
                                                                    -----------
                                                                      2,850,452
                                                                    -----------
JAPAN (32.3%)
Acom Co., Ltd. (financial services).....................      3,000     144,717
Ajinomoto Co., Inc. (food & household products).........      5,000      53,745
Arabian Oil Co., Ltd. (energy sources)..................      2,000      67,465
Asahi Bank, Ltd. (banking)..............................     38,000     323,779
Asahi Breweries, Ltd. (beverages & tobacco).............     14,000     209,210
Asahi Chemical Industry Co., Ltd. (chemicals)...........     46,000     275,365
Asahi Glass Co., Ltd. (miscellaneous-materials &
 components)............................................     12,000     119,549
Ashikaga Bank, Ltd. (banking)...........................     19,000      69,738
Bank of Tokyo-Mitsubishi, Ltd. (banking) (d)............     67,000   1,346,673
Bank of Yokohama, Ltd. (banking)........................     11,000      62,003
Bridgestone Corp. (industrial components)...............     10,000     232,456
Brother Industries, Ltd. (appliances & household
 durables)..............................................     22,000      94,974
Canon, Inc. (recreation & other consumer goods).........     18,000     490,781
Chiba Bank, Ltd. (banking)..............................     25,000     149,000
Chichibu Onoda Cement Corp. (building materials &
 components)............................................     22,000      86,324
Chiyoda Corp. (machinery & engineering).................      5,000      24,076
Chugai Pharmaceutical Co., Ltd. (health & personal
 care)..................................................     10,000      90,011
Citizen Watch Co., Ltd. (recreation & other consumer
 goods).................................................     19,000     146,779
Dai Nippon Printing Co., Ltd. (business & public
 services)..............................................     10,000     226,339
Daiei, Inc. (merchandising).............................     17,000     109,193
Daikin Industries, Ltd. (machinery & engineering).......      6,000      54,531
Dainippon Ink & Chemical, Inc. (chemicals)..............     33,000     142,461
Daiwa House Industry Co., Ltd. (construction &
 housing)...............................................      8,000      97,877
Daiwa Securities Co., Ltd. (financial services).........     12,000      94,800
Denso Corp. (industrial components) (d).................     23,000     550,730
East Japan Railway Co. (transportation-road & rail).....         65     334,003
Ebara Corp. (machinery & engineering)...................      6,000      90,186
Eisai Co., Ltd. (health & personal care)................      6,000     113,782
                                                            SHARES     VALUE
                                                         ----------------------
JAPAN (Continued)
Fanuc, Ltd. (electronic components & instruments).......      5,000 $   192,257
Fuji Bank, Ltd. (banking) (d)...........................     44,000     661,364
Fuji Photo Film, Ltd. (recreation & other consumer
 goods) (d).............................................     13,000     523,726
Fujitsu, Ltd. (data processing & reproduction)..........     31,000     430,745
Furukawa Electric Co. (industrial components)...........     15,000      95,561
Gakken Co. (broadcasting & publishing)..................     13,000      68,505
Gunma Bank (banking)....................................     14,000     126,015
Hitachi Corp., Ltd. (electrical & electronics) (d)......     57,000     637,596
Hitachi Zosen Corp. (metals-steel)......................     20,000      79,700
Hokuriku Bank (banking).................................     27,000      92,729
Honda Motor Co., Ltd. (automobiles) (d).................     19,000     572,839
Industrial Bank of Japan, Ltd. (banking)................     36,000     559,994
Ito-Yokado Co., Ltd. (merchandising)....................      7,000     406,799
Japan Airlines Co. (transportation-airlines) (a)........     36,000     163,908
Japan Energy Corp. (energy sources).....................     34,000      89,138
Japan Steel Works (metals-steel) (a)....................     58,000     113,030
Joyo Bank (banking).....................................     18,000      99,572
Kajima Corp. (construction & housing)...................     20,000     117,276
Kamigumi Co., Ltd. (business & public services).........     22,000     124,005
Kansai Electric Power Co., Inc. (utilities-electrical
 & gas).................................................      8,800     169,955
Kao Corp. (food & household products)...................      4,000      55,580
Kawasaki Heavy Industries (construction & housing)......     22,000     102,474
Kawasaki Steel Corp. (metals-steel).....................     66,000     215,134
Keihin Electric Express Railway (transportation-road
 & rail)................................................     16,000      75,226
Kinki Nippon Railway Co., Ltd. (transportation-road
 & rail)................................................     55,000     336,451
Kirin Brewery Co., Ltd. (beverages & tobacco)...........     14,000     145,592
Komatsu, Ltd. (machinery & engineering).................     15,000     121,908
Kubota Corp. (machinery & engineering)..................     39,000     191,201
Kumagai Gumi Co., Ltd. (construction & housing).........     33,000      55,080
Kurabo Industries (textile & apparel)...................     15,000      40,505
Kyocera Corp. (electronic components & instruments).....      3,000     238,574
Kyowa Hakko Kogyo (health & personal care)..............      8,000      59,984

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 1997 (Unaudited)

COMMON STOCKS (Continued)

                                                            SHARES     VALUE
                                                         ----------------------
JAPAN (Continued)
Makita Corp. (electrical & electronics).................      8,000 $   117,452
Marubeni Corp. (wholesale & international trade)........     16,000      72,709
Marui Co., Ltd. (merchandising).........................      8,000     148,912
Matsushita Electric Industrial Co., Ltd. (appliances &
 household durables)....................................     32,000     645,984
Mitsubishi Chemical Corp. (chemicals)...................     30,000      98,052
Mitsubishi Corp. (multi-industry).......................     28,000     349,908
Mitsubishi Estate Co., Ltd. (construction & housing)....     19,000     275,627
Mitsubishi Heavy Industries, Ltd. (machinery &
 engineering)...........................................     72,000     553,068
Mitsubishi Oil Co., Ltd. (energy sources)...............      8,000      35,655
Mitsubishi Trust & Banking Corp. (financial services)...     19,000     300,532
Mitsui & Co. (wholesale & international trade)..........     23,000     221,097
Mitsui Fudosan Co., Ltd. (construction & housing).......     15,000     207,114
Mitsui Marine & Fire Insurance Co., Ltd. (insurance)....      9,000      65,123
Mitsui O.S.K. Lines, Ltd. (transportation-
 shipping) (a)..........................................     49,000     101,058
Mitsui Trust & Banking Co., Ltd. (financial services)...      8,000      60,474
Mitsukoshi, Ltd. (merchandising)........................     24,000     170,935
NEC Corp. (electrical & electronics)....................     27,000     377,522
NGK Insulators, Ltd. (industrial components)............     11,000     121,122
Niigata Engineering Co., Ltd. (machinery &
 engineering) (a).......................................     11,000      20,187
Nikon Corp. (multi-industry)............................      9,000     151,796
Nippon Express Co., Ltd. (transportation-road & rail)...     32,000     255,878
Nippon Fire & Marine Insurance (insurance)..............     15,000      81,011
Nippon Light Metal Co. (metals-nonferrous)..............     22,000      80,170
Nippon Meat Packers, Inc. (food & household products)...     12,000     155,204
Nippon Oil Co., Ltd. (energy sources)...................     17,000      93,148
Nippon Steel Corp. (metals-steel).......................     83,000     265,475
Nippon Telegraph & Telephone Corp.
 (telecommunications)...................................        140   1,345,801
Nissan Motor Co., Ltd. (automobiles)....................     42,000     326,294
Nisshinbo Industries, Inc. (textile & apparel)..........     17,000     154,504
Nissin Food Products Co., Ltd. (food & household
 products)..............................................      9,000     234,379
NKK Corp. (metals-steel)................................     66,000     141,887
                                                            SHARES     VALUE
                                                         ----------------------
JAPAN (Continued)
Nomura Securities Co., Ltd. (financial services)........     30,000 $   414,228
Obayashi Corp. (construction & housing).................     28,000     187,678
Oji Paper Co., Ltd. (forest products & paper)...........     27,000     167,289
Olympus Optical Co., Ltd. (recreation & other consumer
 goods).................................................     20,000     180,022
Orient Corp. (financial services).......................     30,000     122,433
Osaka Gas Co., Ltd. (utilities-electrical & gas)........     15,000      43,127
Penta-Ocean Construction (construction & housing).......     10,000      32,334
Pioneer Electronic Corp. (appliances & household
 durables)..............................................      5,000     121,471
Sakura Bank, Ltd. (banking).............................     48,000     368,294
Sankyo Co., Ltd. (health & personal care)...............     11,000     370,095
Sanrio Co., Ltd. (business & public services) (a).......      5,000      41,248
Sanyo Electric Co., Ltd. (appliances & household
 durables)..............................................     32,000     143,738
Sapporo Breweries (beverages & tobacco).................     28,000     232,946
Sato Kogyo Co. (construction & housing).................     12,000      25,169
Sharp Corp. (appliances & household durables)...........     18,000     248,537
Shimizu Corp. (construction & housing)..................     18,000     108,067
Shin-Etsu Chemical Co. (chemicals)......................     11,000     292,231
Shionogi & Co. (health & personal care).................      9,000      69,842
Shiseido Co., Ltd. (health & personal care).............     13,000     214,716
Shizuoka Bank, Ltd. (banking)...........................     16,000     183,168
Sony Corp. (appliances & household durables)............      5,400     471,432
Sumitomo Bank, Ltd. (banking) (d).......................     46,000     755,748
Sumitomo Chemical Co. (chemicals).......................     30,000     136,065
Sumitomo Corp. (wholesale & international trade)........     34,000     323,867
Sumitomo Electric Industries (industrial components)....     21,000     352,355
Sumitomo Marine & Fire Insurance Co. (insurance)........      9,000      73,931
Sumitomo Metal Industries, Ltd. (metals-steel)..........     38,000     108,258
Sumitomo Metal Mining Co. (metals-nonferrous)...........     14,000      99,100
Taisei Corp. (construction & housing)...................     15,000      69,606
Taisho Pharmaceutical Co. (health & personal care)......     10,000     270,034

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

COMMON STOCKS (Continued)

                                                             SHARES     VALUE
                                                         -----------------------
JAPAN (Continued)
Taiyo Yuden Co., Ltd. (electronic components &
 instruments)...........................................     11,000 $   181,683
Takashimaya Co. (merchandising).........................     13,000     177,226
Takeda Chemical Industries, Ltd. (health & personal
 care)..................................................     13,000     365,813
Teikoku Oil Co. (energy sources)........................     20,000      89,662
Tobu Railway Co., Ltd. (transportation-road & rail).....     16,000      73,966
Tohoku Electric Power (utilities-electrical & gas)......      6,000     106,965
Tokai Bank (banking)....................................     29,000     299,048
Tokio Marine & Fire Insurance Co. (insurance)...........     34,000     445,686
Tokyo Dome Corp. (leisure & tourism)....................      6,000      80,748
Tokyo Electric Power Co., Inc. (utilities-electrical
 & gas).................................................     13,100     275,898
Tokyo Electron, Ltd. (electronic components &
 instruments)...........................................      5,000     239,447
Tokyo Gas Co., Ltd. (utilities-electrical & gas)........     68,000     188,972
Tokyo Steel Manufacturing Co., Ltd. (machinery &
 engineering)...........................................      7,000      78,301
Tokyu Corp. (transportation-road & rail)................     18,000     111,841
Toppan Printing Co., Ltd. (business & public services)..     22,000     346,062
Tostem Corp. (building materials & components)..........      5,000     138,513
Toto, Ltd. (building materials & components)............      6,000      73,931
Toyo Seikan Kaisha (miscellaneous-materials &
 components)............................................      6,000     133,182
Toyoda Automatic Loom Works, Ltd. (machinery &
 engineering)...........................................      4,000      90,885
Toyota Motor Corp. (automobiles) (d)....................     58,000   1,713,187
Ube Industries, Ltd. (miscellaneous-materials &
 components)............................................     44,000     128,044
Uny Co., Ltd. (food & household products)...............      7,000     137,027
Yamaha Corp. (recreation & other consumer goods)........     11,000     201,870
Yamaichi Securities Co., Ltd. (financial services)......     10,000      29,800
Yamanouchi Pharmaceutical Co., Ltd. (health & personal
 care)..................................................      2,000      53,832
Yasuda Trust & Banking (financial services).............     15,000      57,416
                                                                    -----------
                                                                     32,037,082
                                                                    -----------
MALAYSIA (1.9%)
Golden Hope Plantations Berhad (food & household
 products)..............................................     40,000      68,780
Hong Leong Properties Berhad (construction & housing)...     60,000      68,226
                                                             SHARES     VALUE
                                                         -----------------------
MALAYSIA (Continued)
Kuala Lumpur Kepong Berhad (forest products & paper)....     70,500 $   174,572
Leader Universal Holdings Berhad (electrical &
 electronics)...........................................     30,000      53,961
Malayan Banking Berhad (banking)........................     22,000     230,982
Malaysia International Shipping Berhad Foreign
 Registered (transportation-shipping)...................     37,333      96,884
Malaysian Airline System Berhad (transportation-
 airlines)..............................................     50,000     124,800
Malaysian Helicopter Services Berhad (transportation-
 airlines)..............................................     11,600      10,249
Malaysian Resources Corp. Berhad (construction &
 housing)...............................................     19,000      52,318
Metroplex Berhad (construction & housing)...............     80,000      83,040
Multi-Purpose Holdings Berhad (multi-industry)..........     27,000      37,868
Perlis Plantations Berhad (multi-industry)..............     31,250      91,619
PPB Oil Palms Berhad (food & household products)........     10,000      11,094
Resorts World Berhad (leisure & tourism)................     18,000      54,200
Sime Darby Berhad (multi-industry)......................     80,000     266,240
Technology Resources Industries Berhad (multi-
 industry) (a)..........................................     29,000      49,865
Telekom Malaysia Berhad (telecommunications)............     45,000     210,379
Tenaga Nasional Berhad (utilities-electrical & gas).....     39,000     190,055
                                                                    -----------
                                                                      1,875,132
                                                                    -----------
NETHERLANDS (4.8%)
ABN Amro Holding N.V. (banking).........................     17,600     328,766
Elsevier N.V. (broadcasting & publishing)...............     29,670     496,691
Hollandsche Beton Groep N.V. (construction & housing)...      1,000     228,497
ING Groep N.V. (insurance)..............................     15,482     715,104
Koninklijke Hoogovens CVA N.V. (metals-steel)...........      1,000      55,836
Koninklijke KNP BT N.V. (forest products & paper).......      3,200      73,005
Koninklijke Nedlloyd N.V. (transportation-shipping).....      2,000      57,877
Koninklijke Pakhoed N.V. (transportation-shipping)......      1,000      35,318
Philips Electronics N.V. (appliances & household
 durables)..............................................      6,500     466,437
Royal Dutch Petroleum Co. (energy sources)..............     29,820   1,553,917
Stork N.V. (multi-industry).............................      2,700     110,242
Unilever CVA N.V. (food & household products)...........      3,083     650,172
                                                                    -----------
                                                                      4,771,862
                                                                    -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 1997 (Unaudited)

COMMON STOCKS (Continued)

                                                             SHARES     VALUE
                                                         -----------------------
NEW ZEALAND (0.4%)
Carter Holt Harvey Ltd. (forest products & paper).......     23,100 $    59,646
Fletcher Challenge Building (building materials &
 components)............................................      8,775      26,345
Fletcher Challenge Energy (oil/gas-exploration).........      8,775      26,465
Fletcher Challenge Forest (forest products & paper).....     31,578      45,798
Fletcher Challenge Paper (forest products & paper)......     17,550      42,462
Telecom Corp. of New Zealand Ltd. (telecommunications)..     32,000     162,656
                                                                    -----------
                                                                        363,372
                                                                    -----------
NORWAY (0.6%)
Christiania Bank Og Kreditkasse (banking)...............     35,000     119,045
Elkem ASA Class A (metals-nonferrous)...................      5,600     110,152
Norsk Hydro ASA Class A (energy sources)................      6,800     370,616
                                                                    -----------
                                                                        599,813
                                                                    -----------
SINGAPORE (1.1%)
City Developments, Ltd. (real estate)...................     29,000     283,945
Development Bank of Singapore, Ltd. Foreign Registered
 (banking)..............................................      8,750     110,151
First Capital Corp., Ltd. (multi-industry)..............     24,000      62,441
Goldtron, Ltd. (electronic components & instruments)....    140,000      79,310
Singapore Airlines, Ltd. Foreign Registered
 (transportation-airlines)..............................     15,000     134,280
Singapore Technologies Industrial Corp.
 (multi-industry).......................................     15,000      38,605
Singapore Telecommunications, Ltd.
 (telecommunications)...................................     92,000     169,860
United Overseas Bank, Ltd. Foreign Registered
 (banking)..............................................     20,250     208,186
Van der Horst, Ltd. (machinery & engineering)...........      7,000      12,876
                                                                    -----------
                                                                      1,099,654
                                                                    -----------
SPAIN (2.5%)
Banco de Bilbao Vizcaya, S.A. Registered (banking)......      6,367     518,209
Banco de Santander, S.A. (banking)......................      9,300     287,087
Banco Espanol de Credito, S.A. (Banesto) (banking) (a)..      1,033      10,431
Compania Sevillana de Electricidad, S.A. (utilities-
 electrical & gas)......................................      6,049      62,518
Empresa Nacional de Celulosas, S.A. (forest products
 & paper)...............................................      3,000      53,036
                                                             SHARES     VALUE
                                                         -----------------------
SPAIN (Continued)
Empresa Nacional de Electricidad, S.A. (utilities-
 electrical & gas)......................................      4,300 $   361,671
Gas Natural SDG, S.A. (utilities-electrical & gas)......      1,200     262,650
Iberdrola, S.A. (utilities-electrical & gas)............     18,500     233,970
Repsol, S.A. (energy sources)...........................      4,200     177,915
Telefonica de Espana, S.A. (telecommunications).........     19,056     551,972
                                                                    -----------
                                                                      2,519,459
                                                                    -----------
SWEDEN (2.2%)
ABB AB Series B (utilities-electrical & gas)............     25,000     349,180
Astra AB Series A (health & personal care)..............     21,880     407,471
Svenska Cellulosa AB Series B (forest products &
 paper).................................................     10,000     212,742
Swedish Match AB (beverages & tobacco)..................     26,030      87,526
Telefonaktiebolaget LM Ericsson Series B
 (telecommunications)...................................     19,672     774,682
Volvo AB Series B (automobiles).........................     12,030     322,049
                                                                    -----------
                                                                      2,153,650
                                                                    -----------
SWITZERLAND (6.5%)
Credit Suisse Group Registered
 (financial services)...................................      3,750     482,303
Holderbank Financiere Glarus AG Bearer (building
 materials & components)................................        134     126,752
Holderbank Financiere Glarus AG Registered (building
 materials & components)................................      1,200     226,361
Jelmoli Holdings, Ltd. Bearer (merchandising)...........        300     187,262
Nestle S.A. Registered (food & household products)......        650     858,730
Novartis S.A. Bearer (health & personal care)...........        357     571,063
Novartis S.A. Registered (health & personal care).......      1,027   1,644,214
Roche Holdings AG Genusscheine (health & personal
 care)..................................................        115   1,041,654
Schindler Holding AG Participating Certificate
 (miscellaneous-materials & components).................        125     156,480
Schindler Holding AG Registered (miscellaneous-materials
 & components)..........................................         75      96,461
Schweizerische Bankverein Registered (banking) (a)......      1,220     326,789
SGS Societe Generale de Surveillance Holding S.A. Bearer
 (business & public services)...........................        110     235,415

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

COMMON STOCKS (Continued)

                                                            SHARES     VALUE
                                                         ----------------------
SWITZERLAND (Continued)
SGS Societe Generale de Surveillance Holding S.A.
 Registered (business & public services)................        250 $    98,604
Sika Finanz AG Registered (building materials &
 components)............................................      2,400     118,531
Societe Suisse pour la Microelectronique et Horlogerie
 AG Registered (recreation & other consumer goods)......        500      67,822
Sulzer AG Registered (industrial components)............        225     192,921
                                                                    -----------
                                                                      6,431,362
                                                                    -----------
UNITED KINGDOM (17.9%)
Abbey National PLC (banking)............................     39,100     533,609
Associated British Foods PLC (food & household
 products)..............................................     29,400     253,704
Barclays PLC (banking)..................................     25,211     500,148
Bass PLC (beverages & tobacco)..........................     19,600     239,106
B.A.T. Industries PLC (beverages & tobacco).............     44,666     399,564
BG PLC (energy sources).................................     82,100     301,972
Boots Co. PLC (merchandising)...........................     19,101     223,642
British Petroleum Co. PLC (energy sources)..............     94,427   1,173,161
British Sky Broadcasting Group PLC (broadcasting &
 publishing)............................................     40,000     292,916
British Steel PLC (metals-steel)........................     54,500     135,149
British Telecommunications PLC (telecommunications).....     99,095     735,562
BTR PLC (multi-industry)................................     63,913     218,590
Cable & Wireless PLC (telecommunications)...............     40,976     376,787
Centrica PLC (energy sources)...........................     82,100     100,088
Chubb Security PLC (business & public services).........     20,520     153,169
Coats Viyella PLC (textile & apparel)...................     55,900     118,620
Courtaulds PLC (chemicals)..............................     12,663      71,233
De La Rue PLC (forest products & paper).................     15,300      93,962
Energy Group PLC (multi-industry).......................     12,747     135,988
General Accident PLC (insurance)........................     12,500     182,449
General Electric Co. PLC (electrical & electronics).....     56,040     334,828
Glaxo Wellcome PLC (health & personal care).............     51,208   1,056,795
Granada Group PLC (leisure & tourism)...................     11,410     150,020
Grand Metropolitan PLC (multi-industry).................     48,764     471,933
Guardian Royal Exchange PLC (insurance).................     31,700     142,447
Guinness PLC (beverages & tobacco)......................     35,386     346,291
                                                            SHARES     VALUE
                                                         ----------------------
UNITED KINGDOM (Continued)
Hanson PLC (multi-industry).............................     15,934 $    79,157
Harrisons & Crosfield PLC (miscellaneous-materials &
 components)............................................     59,200     109,366
HSBC Holdings PLC (HK par) (financial services).........     28,300     838,373
Imperial Chemical Industries PLC (chemicals)............     20,553     285,794
Imperial Tobacco Group PLC (beverages & tobacco)........      3,747      24,103
Kingfisher PLC (merchandising)..........................     16,000     181,608
Ladbroke Group PLC (leisure & tourism)..................     65,000     254,221
LASMO PLC (energy sources)..............................     29,400     126,976
Lloyds TSB Group PLC (banking)..........................     73,328     751,769
Marks & Spencer PLC (merchandising).....................     67,789     561,849
National Grid Group PLC (utilities-electrical & gas)....     20,447      74,695
National Power PLC (utilities-electrical & gas).........     25,000     217,190
Next PLC (merchandising)................................     15,000     169,385
Prudential Corp. PLC (insurance)........................     38,200     369,696
Racal Electronic PLC (multi-industry)...................     25,020     100,771
Rank Group PLC (leisure & tourism)......................     40,500     256,474
Reuters Holdings PLC (broadcasting & publishing)........     37,000     389,795
Rio Tinto PLC Registered (metals-nonferrous)............     21,400     372,722
Rolls-Royce PLC (aerospace & military technology).......     45,985     175,644
Royal & Sun Alliance Insurance Group PLC (insurance)....     26,461     195,092
Royal Bank of Scotland Group PLC (banking)..............     25,900     241,176
Sainsbury (J.) PLC (merchandising)......................     40,082     243,153
SmithKline Beecham PLC (health & personal care).........     43,176     794,390
Tarmac PLC (building materials & components)............     79,168     164,701
Tesco PLC (merchandising)...............................     50,058     307,837
Thames Water PLC (utilities-electrical & gas)...........     14,000     161,587
Unilever PLC (food & household products)................     10,089     289,059
United Biscuits (Holdings) PLC (food & household
 products)..............................................     30,091     102,415
Vodafone Group PLC (multi-industry).....................     95,135     463,127
Williams PLC (building materials & components)..........     37,000     198,901
Wilson Connolly Holdings PLC (construction & housing)...     30,300      80,937
Zeneca Group PLC (chemicals)............................     13,553     447,967
                                                                    -----------
                                                                     17,771,663
                                                                    -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 1997 (Unaudited)

COMMON STOCKS (Continued)

                                                            SHARES    VALUE
                                                         ---------------------
UNITED STATES (0.0%) (b)
Millennium Chemicals Inc. (chemicals)...................        535 $    12,171
                                                                    -----------
Total Common Stocks (Cost $68,206,612)..................             96,979,029 (h)
                                                                    -----------
PREFERRED STOCKS (0.4%)

AUSTRALIA (0.0%) (b)
News Corp., Ltd.
 A$ 0.075
 (broadcasting & publishing) (e)........................     16,500      64,524
                                                                    -----------
GERMANY (0.3%)
RWE AG
 DM 1.50
 (utilities-electrical & gas) (e).......................      8,000     279,363
                                                                    -----------
ITALY (0.1%)
Fiat S.p.A.
 IL 100
 (automobiles) (e)......................................     35,000      64,589
                                                                    -----------
Total Preferred Stocks (Cost $314,219)..................                408,476
                                                                    -----------
RIGHTS (0.0%) (b)

SWITZERLAND (0.0%) (b)
Sulzer Medica AG Registered
 Expire 7/9/97
 (health & personal care) (a)(f)........................        225           0 (c)
                                                                    -----------
Total Rights............................................                      0
                                                                    -----------
WARRANTS (0.0%) (b)

FRANCE (0.0%) (b)
Compagnie Generale des Eaux, S.A.
 Call Warrants
 Strike price FF 900
 Expire 5/2/01
 (business & public services) (a).......................      2,572       1,542
                                                                    -----------
HONG KONG (0.0%) (b)
Hong Kong & China Gas Co., Ltd.
 Call Warrants
 Strike price HK 11.50
 Expire 9/30/97
 (utilities-electrical & gas) (a).......................      6,134       6,571
                                                                    -----------
                                                            SHARES     VALUE
                                                         ----------------------
UNITED KINGDOM (0.0%) (b)
BTR PLC
 Call Warrants
 Strike price (Pounds) 2.58
 Expire 11/30/97
 (multi-industry) (a)...................................        418 $        19
 Call Warrants
 Strike price (Pounds) 4.05
 Expire 11/26/98
 (multi-industry) (a)...................................      1,227          51
                                                                    -----------
                                                                             70
                                                                    -----------
Total Warrants (Cost $1,282)............................                  8,183
                                                                    -----------
SHORT-TERM
INVESTMENTS (1.3%)
                                                           PRINCIPAL
                                                            AMOUNT
                                                         -------------
U.S. GOVERNMENT (1.3%)
United States Treasury Bills
 4.82%, due 9/11/97 (d)................................. $ 100,000        98,968
 4.86%, due 9/11/97 (d).................................   100,000        98,968
 4.87%, due 9/18/97 (d).................................   600,000       593,213
 4.89%, due 9/11/97 (d).................................   100,000        98,968
 4.91%, due 9/18/97 (d).................................   400,000       395,476
                                                                     -----------
Total Short-Term Investments (Cost $1,286,372)..........               1,285,593
                                                                     -----------
Total Investments (Cost $69,808,485) (i)................      99.5%   98,681,281 (j)
Cash and Other Assets, Less Liabilities.................       0.5       507,703
                                                         ---------   -----------
Net Assets..............................................     100.0%  $99,188,984
                                                         =========   ===========
FUTURES
CONTRACTS (0.0%) (b)
                                                                      UNREALIZED
                                                         CONTRACTS  APPRECIATION/
                                                           LONG     (DEPRECIATION)
                                                         -------------------------
JAPAN (0.0%) (b)
Japanese Yen, TOPIX Index, September 1997..........              5   $     9,700 (g)
                                                                     -----------
UNITED KINGDOM (0.0%) (b)
Pound Sterling, FTSE 100 Index, September 1997.....              3       (21,467)(g)
                                                                     -----------
Total Futures Contracts
 (Settlement Value $1,251,379).....................                  $   (11,767)
                                                                     ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

--------
(a) Non-income producing securities.
(b) Less than one tenth of a percent.
(c) Security has no value.
(d) Segregated or partially segregated as collateral for futures contracts.
(e) Dividend rate shown represents the most recent annual payment.
(f) Every 10 rights entitles the holder to purchase one share of Sulzer Medica AG Registered for CF 350.
(g) Represents the difference between the value of the contracts at the time they were opened and the value at June 30, 1997.
(h) The combined market value of common stocks and settlement value of Index futures contracts represents 99.0% of net assets.
(i) The cost for Federal income tax purposes is $70,119,547.
(j) At June 30, 1997 net unrealized appreciation for securities was $28,561,734, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $33,522,078 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,960,344.
(k) The following abbreviations are used in the above portfolio:
    A$--Australian Dollar
    DM--Deutsche Mark
    FF--French Franc
    HK--Hong Kong Dollar
    IL--Italian Lira
    (Pounds)--Pound Sterling
    CF--Swiss Franc

The table below sets forth the diversification of EAFE Index Fund investments by industry.

INDUSTRY DIVERSIFICATION

                                                              VALUE    PERCENT +
                                                         -----------------------
Aerospace & Military Technology.........................   $   175,644     0.2%
Appliances & Household Durables.........................     2,192,573     2.2
Automobiles.............................................     4,133,931     4.2
Banking.................................................    12,945,196    13.1
Beverages & Tobacco.....................................     2,306,010     2.3
Broadcasting & Publishing...............................     1,758,584     1.8
Building Materials & Components.........................     1,627,911     1.6
Business & Public Services..............................     1,556,267     1.6
Chemicals...............................................     3,563,304     3.6
Construction & Housing..................................     2,887,608     2.9
Data Processing & Reproduction..........................       430,745     0.4
Electrical & Electronics................................     2,683,932     2.7
Electronic Components & Instruments.....................     1,319,600     1.3
Energy Equipment & Service..............................        29,229     0.0#
Energy Sources..........................................     5,973,593     6.0
Financial Services......................................     2,665,470     2.7
Food & Household Products...............................     3,706,260     3.7
Forest Products & Paper.................................       922,512     0.9
Health & Personal Care..................................     8,590,710     8.7
Industrial Components...................................     1,915,645     1.9
Insurance...............................................     5,015,446     5.1
Leisure & Tourism.......................................       949,962     1.0
Machinery & Engineering.................................     1,879,044     1.9
Merchandising...........................................     3,397,222     3.5
Metals-Nonferrous.......................................     1,175,210     1.2
Metals-Steel............................................     1,114,469     1.1
Miscellaneous-Materials & Components....................       986,858     1.0
Multi-Industry..........................................     4,619,143     4.7
Oil/Gas-Exploration.....................................       329,994     0.3
Real Estate.............................................       283,945     0.3
Recreation & Other Consumer Goods.......................     1,724,076     1.7
Telecommunications......................................     6,190,282     6.2
Textile & Apparel.......................................       355,443     0.4
Transportation-Airlines.................................       733,758     0.7
Transportation-Road & Rail..............................     1,187,366     1.2
Transportation-Shipping.................................       975,569     1.0
U.S. Government.........................................     1,285,593     1.3
Utilities-Electrical & Gas..............................     4,475,505     4.5
Wholesale & International Trade.........................       617,672     0.6
                                                           -----------   -----
                                                            98,681,281    99.5
Cash and Other Assets, Less Liabilities.................       507,703     0.5
                                                           -----------   -----
Net Assets..............................................   $99,188,984   100.0%
                                                           ===========   =====

--------
+ Percentages indicated are based on Fund net assets.
# Less than one tenth of a percent.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1997 (Unaudited)

ASSETS:
 Investment in securities, at value (identified cost
  $69,808,485)...................................................  $98,681,281
 Cash denominated in foreign currencies (identified cost
  $16,833).......................................................       18,309
 Cash............................................................       14,882
 Receivables:
 Dividends and interest..........................................      507,839
 Investment securities sold......................................       84,277
                                                                   -----------
   Total assets..................................................   99,306,588
                                                                   -----------
LIABILITIES:
 Payables:
 Administrator...................................................       45,366
 Adviser.........................................................       12,005
 Custodian.......................................................        4,232
 Fund shares redeemed............................................        3,747
 Transfer agent..................................................        3,600
 Accrued expenses................................................       36,887
 Variation margin payable on futures contracts...................       11,767
                                                                   -----------
   Total liabilities.............................................      117,604
                                                                   -----------
 Net assets......................................................  $99,188,984
                                                                   ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
  1 billion shares authorized
  Institutional Class............................................  $     6,351
  Institutional Service Class....................................           30
 Additional paid-in capital......................................   69,836,938
 Accumulated undistributed net investment income.................      338,384
 Accumulated undistributed net realized gain on investments......      159,445
 Accumulated net realized loss on foreign currency transactions..      (12,993)
 Net unrealized appreciation on investments......................   28,861,029
 Net unrealized depreciation on translation of assets and
  liabilities in foreign currencies..............................         (200)
                                                                   -----------
 Net assets......................................................  $99,188,984
                                                                   ===========
Institutional Class
 Net assets applicable to outstanding shares.....................  $98,723,730
                                                                   ===========
 Shares of capital stock outstanding.............................    6,351,043
                                                                   ===========
 Net asset value per share outstanding...........................  $     15.54
                                                                   ===========
Institutional Service Class
 Net assets applicable to outstanding shares.....................  $   465,254
                                                                   ===========
 Shares of capital stock outstanding.............................       30,050
                                                                   ===========
 Net asset value per share outstanding...........................  $     15.48
                                                                   ===========

STATEMENT OF OPERATIONS
For the six months ended June 30,
1997 (Unaudited)

INVESTMENT INCOME:
 Income:
 Dividends (a)...................................................  $1,078,696
 Interest........................................................      22,956
                                                                   ----------
   Total income..................................................   1,101,652
                                                                   ----------
 Expenses:
 Administration..................................................     353,774
 Advisory........................................................      66,332
 Portfolio pricing...............................................      34,667
 Custodian.......................................................      23,349
 Professional....................................................      22,216
 Registration....................................................      14,240
 Transfer agent..................................................      12,674
 Shareholder communication.......................................       4,412
 Directors.......................................................       1,386
 Service.........................................................         496
 Miscellaneous...................................................       1,467
                                                                   ----------
   Total expenses before reimbursement...........................     535,013
 Expense reimbursement from Administrator........................    (118,834)
                                                                   ----------
   Net expenses..................................................     416,179
                                                                   ----------
 Net investment income...........................................     685,473
                                                                   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
 Security transactions...........................................     156,060
 Futures transactions............................................      44,287
 Foreign currency transactions...................................     (12,993)
                                                                   ----------
 Net realized gain on investments and foreign currency
  transactions...................................................     187,354
                                                                   ----------
 Net change in unrealized appreciation (depreciation) on
  investments:
 Security transactions...........................................   8,875,497
 Futures transactions............................................       2,234
 Translation of assets and liabilities in foreign currencies.....       5,556
                                                                   ----------
 Net unrealized gain on investments and foreign currencies.......   8,883,287
                                                                   ----------
 Net realized and unrealized gain on investments and foreign
  currency transactions..........................................   9,070,641
                                                                   ----------
 Net increase in net assets resulting from operations............  $9,756,114
                                                                   ==========

--------
(a) Dividends recorded net of foreign withholding taxes of $164,589.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
EAFE INDEX FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1997 (Unaudited) and the year ended December 31, 1996

                                                            1997         1996
                                                         -----------  -----------
INCREASE IN NET ASSETS:
 Operations:
 Net investment income.................................  $   685,473  $   915,784
 Net realized gain on investments......................      200,347      566,565
 Net realized loss on foreign currency transactions....      (12,993)      (2,371)
 Net change in unrealized appreciation on investments..     8,877,731    3,803,611
 Net change in unrealized appreciation (depreciation)
  on translation of assets and liabilities in foreign
  currencies...........................................        5,556      (20,453)
                                                         -----------  -----------
 Net increase in net assets resulting from operations..    9,756,114    5,263,136
                                                         -----------  -----------
 Dividends and distributions to shareholders:
 From net investment income:
  Institutional Class..................................          --      (912,611)
  Institutional Service Class..........................          --        (3,173)
 From net realized gain on investments and foreign
  currency transactions:
  Institutional Class..................................          --    (1,555,065)
  Institutional Service Class..........................          --        (7,001)
 In excess of net investment income:
  Institutional Class..................................          --      (161,899)
  Institutional Service Class..........................          --          (731)
                                                         -----------  -----------
   Total dividends and distributions to shareholders...          --    (2,640,480)
                                                         -----------  -----------
 Capital share transactions:
 Net proceeds from sale of shares:
  Institutional Class..................................    2,967,651   20,042,853
  Institutional Service Class..........................       69,263      246,922
 Net asset value of shares issued to shareholders in
  reinvestment of dividends and distributions:
  Institutional Class..................................          --     2,628,297
  Institutional Service Class..........................          --        10,905
                                                         -----------  -----------
                                                           3,036,914   22,928,977
 Cost of shares redeemed:
  Institutional Class..................................   (2,986,275) (16,341,457)
  Institutional Service Class..........................      (43,297)    (129,092)
                                                         -----------  -----------
  Increase in net assets derived from capital share
   transactions........................................        7,342    6,458,428
                                                         -----------  -----------
  Net increase in net assets...........................    9,763,456    9,081,084
NET ASSETS:
 Beginning of period...................................   89,425,528   80,344,444
                                                         -----------  -----------
 End of period.........................................  $99,188,984  $89,425,528
                                                         ===========  ===========
 Accumulated undistributed net investment income
  (excess distribution)................................  $   338,384  $  (347,089)
                                                         ===========  ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                   INSTITUTIONAL               INSTITUTIONAL               INSTITUTIONAL
                     INSTITUTIONAL    SERVICE    INSTITUTIONAL    SERVICE    INSTITUTIONAL    SERVICE
                         CLASS         CLASS         CLASS         CLASS         CLASS         CLASS        INSTITUTIONAL CLASS
                     ------------- ------------- ------------- ------------- ------------- ------------- --------------------------
                              SIX MONTHS                                       YEAR ENDED DECEMBER 31
                                 ENDED           ----------------------------------------------------------------------------------
                            JUNE 30, 1997*                   1996                        1995              1994     1993     1992
                     --------------------------- ---------------------------- -------------------------- -------- -------- --------
Net asset value at
 beginning of
 period..............  $ 14.00      $ 13.97        $ 13.56        $ 13.51        $ 12.63      $ 12.63    $ 12.03  $  9.60  $ 11.01
                       -------      -------        -------        -------        -------      -------    -------  -------  -------
Net investment
 income..............     0.11         0.09           0.16           0.12           0.13         0.14       0.10     0.06     0.08
Net realized and
 unrealized gain
 (loss) on
 investments.........     1.43         1.42           0.71           0.73           1.11         1.05       0.70     2.71    (1.41)
Net realized and
 unrealized gain
 (loss) on
 foreign currency
 transactions........    (0.00)(a)    (0.00)(a)      (0.00)(a)      (0.00)(a)      (0.10)       (0.10)      0.03    (0.01)   (0.01)
                       -------      -------        -------        -------        -------      -------    -------  -------  -------
Total from investment
 operations..........     1.54         1.51           0.87           0.85           1.14         1.09       0.83     2.76    (1.34)
                       -------      -------        -------        -------        -------      -------    -------  -------  -------
Less dividends and
 distributions:
From net investment
 income..............      --           --           (0.16)         (0.12)         (0.04)       (0.04)     (0.09)   (0.14)   (0.07)
From net realized
 gain on investments
 and foreign currency
 transactions........      --           --           (0.25)         (0.25)         (0.14)       (0.14)     (0.14)   (0.19)     --
In excess of net
 investment income...      --           --           (0.02)         (0.02)         (0.03)       (0.03)       --       --       --
                       -------      -------        -------        -------        -------      -------    -------  -------  -------
Total dividends and
 distributions.......      --           --           (0.43)         (0.39)         (0.21)       (0.21)     (0.23)   (0.33)   (0.07)
                       -------      -------        -------        -------        -------      -------    -------  -------  -------
Net asset value at
 end of period.......  $ 15.54      $ 15.48        $ 14.00        $ 13.97        $ 13.56      $ 13.51    $ 12.63  $ 12.03  $  9.60
                       =======      =======        =======        =======        =======      =======    =======  =======  =======
Total investment
 return (c)..........    11.00%       10.81%          6.45%          6.37%          9.03%        8.63%      6.83%   28.97%  (12.22%)
Ratios (to average net
 assets)/Supplemental
 Data:
 Net investment
  income.............     1.55%+       1.30%+         1.11%          0.86%          1.01%        0.76%      0.57%    0.53%    0.76%
 Net expenses........     0.94%+       1.19%+         0.94%          1.19%          1.03%        1.28%      1.26%    1.27%    1.32%
 Expenses (before
  reimbursement).....     1.21%+       1.46%+         1.23%          1.48%          1.24%        1.49%      1.26%    1.27%    1.32%
Portfolio turnover
 rate................        1%           1%             4%             4%             6%           6%         7%      16%       1%
Average commission
 rate paid...........  $0.0062      $0.0062        $0.0097        $0.0097          (b)          (b)        (b)      (b)      (b)
Net assets at end of
 period (in 000's)...  $98,724      $   465        $89,029        $   396        $80,087      $   257    $72,265  $53,714  $40,531

--------
 * Unaudited.
 + Annualized.
(a) Less than one cent per share.
(b) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.
(c) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Growth Equity Fund
================================================================================

--------------------------------------------------------------------------------
Market highlights for the 6-months ended 6/30/97
--------------------------------------------------------------------------------
 . The biggest influences on the stock market were interest rates in the first quarter and earnings in the second quarter of 1997

 . Strong inflows into equities, particularly from foreign institutional investors boosted performance

 . Low inflation, low interest rates, and moderate economic growth provided a solid backdrop for growth investors

 . The market gave disproportional rewards to larger-capitalization issues throughout the first half of the year

--------------------------------------------------------------------------------
Fund highlights for the 6- and 12-month periods ended 6/30/97
--------------------------------------------------------------------------------
 . One-year total returns of 24.07% and 23.77% for Institutional Class shares and Service Class shares, respectively, as of 6/30/97

 . Despite major setbacks in the first quarter, financial stocks rebounded strongly in the second quarter and contributed significantly to the Fund's performance

 . The Fund increased its pharmaceutical and health care related holdings, which positively impacted the portfolio

--------------------------------------------------------------------------------
Capitalization The number of outstanding shares of a company multiplied by the share price.

Volatility Fluctuations in the price of securities or markets, up or down, over time.
--------------------------------------------------------------------------------

The first six months of 1997 was like a tale of two cities, with each quarter having a distinctive story. Following a substantial rally early in the first quarter, concern over inflation, interest rates, and rapid economic growth led to an equally substantial correction or downward adjustment. While the S&P 500 Index* advanced in the first quarter, the average stock fund declined.

In the second quarter, signs pointed to more moderate growth and continued low inflation, both of which were positive for the stock market. While past performance is no guarantee of future results, with investors focusing more on earnings than interest rates, the stock market not only recovered lost ground, but advanced far more in the second quarter than it typically has in an entire year since 1926./+/

Throughout the first half of 1997, certain themes emerged. Large capitalization issues were very strong and accounted for a major portion of the stock market's gains. Tremendous volatility, in both directions, made news on a regular basis and accounted for much of the opportunity investors experienced. In June, the market reached record levels several times. And while performance varied widely by sector and issuer, overall returns were exceedingly strong.
--------------------------------------------------------------------------------
* "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's. The MainStay Institutional Funds are neither sponsored by nor affiliated with Standard & Poor's. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

+ Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved. From 1926 to 1996, the average annual total return for stocks was 10.70%. Past performance is no guarantee of future results.

================================================================================


--------------------------------------------------------------------------------

Bottom-up investing Security selection based on the specific fundamental merits of individual issues. The opposite of "top-down" investing, which starts with general economic trends, compares market sectors, and uses relative security values to narrow the range of issues to examine.

Weighting The proportion of a portfolio allocated to a specific security or sector, i.e., a fund is said to be overweighted in a sector when that portion of the portfolio is greater than the sector's general relationship to the market as a whole.

--------------------------------------------------------------------------------


How did the MainStay Institutional Growth Equity Fund do in this market environment?

For the six months ended 6/30/97, the MainStay Institutional Growth Equity Fund returned 13.28% and 13.12% for Institutional Class shares and Service Class shares, respectively. That placed the Fund behind the average Lipper/++/ growth fund, which returned 14.28% for the same period. During the first half of 1997, the S&P 500 advanced 20.62%.

What would you say made the biggest contribution to the Fund's performance?

Sticking to our disciplines. Most of the Fund's underperformance in the first quarter was due to five or six issues that did very well in the second quarter and contributed positively to performance over the first half of the year. As just one example, through our bottom-up approach to individual security selection, the Fund began the year heavily overweighted in the financial sector. When the Federal Reserve Board moved to raise interest rates in late March, financial stocks experienced a sudden and severe setback.

At various points along the way, we were tempted to sell financials and reposition the Fund. But when we looked at the fundamentals and considered the likely impact--even if interest rates continued to rise--we still felt these stocks were very cheap and offered tremendous growth potential. Our decision to continue to hold them proved highly beneficial for the Fund when financial stocks rallied in the second quarter. One financial stock that did particularly well was First USA, which received a takeover bid from Banc One in the first quarter. We sold some First USA on the merger announcement and more throughout the second quarter--all at a handsome profit.

What else worked well?

Technology stocks took a major hit in the fourth quarter of 1996--and in the first quarter correction this year. Our decision to continue to hold Computer Associates International despite the market's negative view proved to be a good decision. The stock was the Fund's best performer in the second quarter. Once again, it was a matter of riding out the negatives. One stock that did well in 1996 but had a negative impact on the Fund's performance in the first half of 1997 was 3Com. The fundamentals were still in place and it rebounded significantly in the second quarter, so we're glad we held onto it. The stock suffered when Intel entered the adapter card market. But we believe investors have overestimated the Intel threat and that 3Com is still a strong contender.

What types of securities did you buy during the first six months of 1997?

A wide variety. We don't select securities based on how the economy is doing or what industries are hot. We look at individual issues and try to identify ones with rapid sales growth, earnings acceleration, and a catalyst or stimulus for further growth potential.

During the first half of 1997 we added a number of names to the Fund which contributed positively to performance. Eli Lilly introduced a new product to combat osteoporosis and performed very well. The Fund also purchased Monsanto, which makes agricultural products and may be planning to spin off its less profitable businesses. Compuware, a midsized software company, was bought in the middle of the first quarter. And Washington Mutual was a financial security that we bought during the first half of the year. All of these purchases were positive contributors, though not necessarily large holdings.


================================================================================
++ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.

================================================================================

We also added to the Fund's position in Mattel, which gained positive earnings visibility, acquired Tyco Toys, and had a rapid turnaround from earlier difficulties. Late in the second quarter, we bought Merck, based on its size, rapid earnings growth, and long-range potential. While the purchase did not impact the Fund by the end of the first half of the year, we think it may do well in the future.

Did you buy anything that didn't do well?

Adaptec and Cardinal Health were two stocks we purchased that had slightly negative results, but the overall impact on the Fund was minuscule.

Which stocks had the biggest impact on performance?

On the positive side, Guidant, Medtronic, Schering-Plough, Travelers, Lucent Technologies, and Microsoft were all major holdings that had outstanding results. Guidant makes an apparatus used in cardiovascular surgery that has had a tremendous reception in the surgical world. Medtronic, a larger holding in a similar business, also did well. Schering-Plough had big success with its drug, Claritin, particularly when Seldane, a competitor's product, was taken off the market. Travelers benefited from positive valuations resulting from acquisitions in the financial sector, and Lucent Technologies profited from its reputation and diversified offerings in telephone infrastructure. Microsoft continued to set the pace in the technology sector and had a strong, positive impact on the Fund.

Which stocks did poorly?

We've already mentioned 3Com, which was the Fund's worst performer. The Fund also had some problems with Abacan Resources, a Canada-based Nigerian oil drilling company. The stock dropped when new drilling was unproductive and the company found itself short of capital. Although we feel the capital problem has been resolved, we've sold some of the Fund's position and are keeping a close watch on the stock.

Nine West had been a successful holding, but came under investigation by the SEC for accounting practices relating to an acquisition in 1995. The negative press hurt the stock and the Fund. Other acquisition-related problems plagued IKON Office Solutions, which was formerly known as Alco Standard, and Seagate, a major hard disk manufacturer, which saw its stock drop when tighter competition and weakening demand led the company to preannounce lower earnings.

Did you face any major surprises during the period?

Green Tree Financial, one of the Fund's largest holdings at the end of 1996, lost 7% over the first half of the year. This was due to rumors about competition from Fannie Mae, as well as media attention regarding the chief executive's compensation.

Another surprise was HFS. The stock declined 3%--we feel largely due to the market's inability to understand a very positive merger with CUC International, another Fund holding. HFS is a provider of real estate and travel services and controls major franchise brands such as Howard Johnson, Ramada, Days Inn, Avis, Century 21, and Coldwell Banker. CUC International helps people benefit from buying clubs for shopping, travel, and auto services. While the combined company is strong, the market has yet to grasp its potential.

The biggest surprise was that two of the Fund's largest holdings, Green Tree Financial and HFS, lost money in a period when the market was up substantially. Since the fundamentals of both companies remain strong, we're continuing to hold them and have a positive outlook for the future.

How was the Fund weighted at the end of the first half of 1997?

The Fund was heavily overweighted in the health care sector, with about twice the weighting of the S&P 500. The Fund also owned a lot of technology issues, as most growth portfolios do, but unlike most, the Fund was also heavily weighted in financials.

With the increased volatility in the marketplace, how are you managing risk?

We've seen two important risk factors in the first half of the year--interest rates and corporate earnings. On both counts, we manage risk by sticking with our fundamental investment disciplines. Regardless of where interest rates may move, we want companies in the Fund that have significant earnings acceleration and growth potential. Of course, there may always be earnings surprises, but by carefully researching our stocks

================================================================================

and assessing the relationship between price, earnings, and performance potential, we believe we're able to make prudent decisions for investors. When we believe that fundamentals are strong, we tend to hold. When we see fundamentals deteriorating, we're likely to sell.

Can you give an example?

Sure. We sold AutoZone in the first quarter because they were seeing more competition and the do-it-yourself auto repair market was slowing. Since we wouldn't have bought the stock with those fundamentals, we decided to sell it. Another example was Lone Star, a chain of steak house restaurants, which we sold in the first quarter when their sales momentum slowed and the restaurant group went out of favor. We sold both stocks at a loss, but used the proceeds to buy stocks that we felt had better fundamentals and offered greater growth opportunities.

What is your outlook for the future?

We're basically optimistic. As long as interest rates are calm, economic growth is modest, and inflation remains in check, corporate earnings are likely to remain strong. In the meantime, we'll continue to evaluate companies individually to help our investors seek long-term growth of capital, with dividend income as an incidental consideration.

Edmund Spelman
Rudy Carryl
Portfolio Managers


--------------------------------------------------------------------------------
Past performance is no guarantee of future results.

                             [GRAPHS APPEAR HERE]

                  $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                      GROWTH EQUITY FUND VS S&P 500 INDEX

                          INSTITUTIONAL CLASS SHARES

                   DATE      GROWTH EQUITY FUND     S&P 500
                   ----      ------------------     -------
                 1/2/91            10,000            10,000
                                   12,560            11,453
                                   12,100            11,427
                                   14,680            12,038
                     91            16,700            13,047
                                   16,369            12,717
                                   14,175            12,958
                                   14,738            13,366
                     92            17,640            14,040
                                   17,434            14,654
                                   17,663            14,726
                                   19,168            15,105
                     93            19,333            15,456
                                   19,064            14,870
                                   17,735            14,933
                                   19,453            15,663
                     94            18,901            15,660
                                   20,628            17,185
                                   22,729            18,826
                                   25,437            20,323
                     95            26,062            21,546
                                   28,040            22,703
                                   28,939            23,723
                                   30,783            24,456
                     96            31,696            26,493
                6/30/97            35,905            31,955

                  $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                      GROWTH EQUITY FUND VS S&P 500 INDEX

                             SERVICE CLASS SHARES

                   DATE      GROWTH EQUITY FUND     S&P 500
                   ----      ------------------     -------
                 1/2/01            10,000            10,000
                                   12,560            11,453
                                   12,100            11,427
                                   14,680            12,038
                     91            16,700            13,047
                                   16,369            12,717
                                   14,175            12,958
                                   14,738            13,366
                     92            17,640            14,040
                                   17,434            14,654
                                   17,663            14,726
                                   19,168            15,105
                     93            19,333            15,456
                                   19,064            14,870
                                   17,735            14,933
                                   19,453            15,663
                     94            18,901            15,660
                                   20,615            17,185
                                   22,701            18,826
                                   25,381            20,323
                     95            25,990            21,546
                                   27,939            22,703
                                   28,810            23,723
                                   30,649            24,456
                     96            31,529            26,493
                6/30/97            35,658            31,955



 . Growth Equity Fund -- S&P 500
Source: Lipper Analytical Services, Inc.
These graphs assume a $10,000 investment made on 1/2/91.

                                         Total Return*                     SEC Average Annual Total Return*
Performance                           as of June 30, 1997                       as of June 30, 1997
-----------------------------------------------------------------------------------------------------------------
                                         Year to Date                  One Year   Five Year    Since Inception
-----------------------------------------------------------------------------------------------------------------
Growth Equity Fund Institutional Class       13.28%                     24.07%      20.43%         21.73%
Growth Equity Fund Service Class +           13.12%                     23.77%      20.26%         21.60%
Average Lipper Growth Fund                   14.28%                     23.96%      16.90%         17.74%
S&P 500 Stock Index                          20.62%                     34.71%      19.78%         19.57%

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                           [BAR GRAPH APPEARS HERE]

                          Institutional Class Shares

                      Year-end                Total Return %
                      --------                --------------
                        1991                      67.00
                        1992                       5.63
                        1993                       9.59
                        1994                      -2.23
                        1995                      37.88
                        1996                      21.62
                        1997 as of 6/30/97        13.28

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
(% of net assets as of June 30, 1997)
--------------------------------------------------------------------------------
[PIE CHART APPEARS HERE]

 . Common Stocks           97.95%
 . Cash & Equivalents       2.05%

--------------------------------------------------------------------------------

Top 10 Holdings
(% of net assets as of June 30, 1997)
--------------------------------------------------------------------------------
1.  Computer Associates International, Inc.    2.82%
2.  Travelers Group Inc.                       2.67%
3.  Intel Corp.                                2.60%
4.  Tyco International Ltd.                    2.56%
5.  HFS Inc.                                   2.49%
6.  SunAmerica Inc.                            2.40%
7.  Medtronic, Inc.                            2.34%
8.  Lilly (Eli) and Co.                        2.32%
9.  American International Group, Inc.         2.16%
10. Guidant Corp.                              2.09%

--------------------------------------------------------------------------------

Top 5 Industry
Holdings
(% of net assets as of June 30, 1997)
--------------------------------------------------------------------------------
1. Finance                                    14.88%
2. Drugs                                       9.92%
3. Health Care                                 8.58%
4. Retail                                      7.98%
5. Software                                    7.55%

--------------------------------------------------------------------------------
* The total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25%.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to December 31, 1994. Performance figures for these two Classes after this date will vary based on differences in their expense structures.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost.

    The Institutional Class shares are sold with no sales charge. The Service Class shares, first offered 1/1/95, are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25%.

++  Adjusted for liabilities.

GROWTH EQUITY FUND
PORTFOLIO OF INVESTMENTS
June 30, 1997 (Unaudited)

COMMON STOCKS (98.0)+

                                                            SHARES       VALUE
                                                         -----------------------
AUTO PARTS (0.7%)
Lear Seating Corp. (a)..................................    100,000 $  4,437,500
                                                                    ------------
BANKS (1.9%)
NationsBank Corp. ......................................    138,000    8,901,000
Wells Fargo & Co. ......................................     11,000    2,964,500
                                                                    ------------
                                                                      11,865,500
                                                                    ------------
BROKERAGE (0.3%)
Schwab (Charles) Corp...................................     56,500    2,298,844
                                                                    ------------
BUILDINGS (0.9%)
Oakwood Homes Corp......................................    250,000    6,000,000
                                                                    ------------
COMPUTER SERVICES (0.1%)
Sabre Group Holdings Inc. Class A (a)...................     33,500      908,688
                                                                    ------------
COMPUTERS & OFFICE EQUIPMENT (6.5%)
Danka Business Systems
 PLC ADR (b)............................................    163,200    6,670,800
Hewlett-Packard Co......................................    136,000    7,616,000
IKON Office Solutions, Inc..............................    201,100    5,014,931
Seagate Technology (a)..................................    196,100    6,900,269
Sun Microsystems (a)....................................    316,000   11,761,141
Sterling Commerce, Inc. (a).............................    115,593    3,800,120
                                                                    ------------
                                                                      41,763,261
                                                                    ------------
CONSUMER DURABLES (1.5%)
Harley-Davidson, Inc....................................    199,000    9,539,563
                                                                    ------------
CONSUMER FINANCIAL SERVICES (1.6%)
First Data Corp.........................................    234,900   10,320,919
                                                                    ------------
CONSUMER SERVICES (2.1%)
CUC International Inc. (a)..............................    204,000    5,265,750
Service Corp. International.............................    249,600    8,205,600
                                                                    ------------
                                                                      13,471,350
                                                                    ------------
CREDIT & FINANCE (1.2%)
Equifax Inc.............................................    211,000    7,846,562
                                                                    ------------
DOMESTIC OIL (0.8%)
Triton Energy Ltd. (a)..................................    112,800    5,167,650
                                                                    ------------
DRUGS (9.9%)
Amgen Inc. (a)..........................................    192,400   11,183,250
Elan Corp. PLC ADR (a) (b)..............................    203,000    9,185,750
Lilly (Eli) and Co......................................    135,500   14,811,844
Merck & Co., Inc........................................     95,000    9,832,500
Schering-Plough Corp....................................    260,000   12,447,500
Teva Pharmaceutical Industries Ltd. ADR (b).............     92,000    5,957,000
                                                                    ------------
                                                                      63,417,844
                                                                    ------------
                                                            SHARES     VALUE
                                                         ----------------------
ELECTRONICS (1.0%)
Waters Corp. (a)........................................    185,000 $  6,636,875
                                                                    ------------
FINANCE (14.9%)
Associates First Capital Corp. Class A..................     96,700    5,366,850
Fannie Mae..............................................    224,000    9,772,000
Green Tree Financial Corp...............................    371,000   13,216,875
Household International, Inc............................    109,800   12,894,638
MGIC Investment Corp....................................    227,200   10,891,400
SunAmerica Inc..........................................    315,000   15,356,250
Travelers Group Inc.....................................    270,465   17,056,199
Washington Mutual Inc...................................    177,200   10,587,700
                                                                    ------------
                                                                      95,141,912
                                                                    ------------
HEALTH CARE (8.6%)
Cardinal Health Inc.....................................    100,000    5,725,000
Columbia/HCA Healthcare Corp............................    212,388    8,349,503
HEALTHSOUTH Corp. (a)...................................    414,000   10,324,125
Johnson & Johnson.......................................    175,504   11,298,070
PacifiCare Health Systems, Inc. Class B (a).............     45,900    2,931,862
Tenet Healthcare Corp. (a)..............................    257,475    7,611,605
United Healthcare Corp..................................    165,500    8,606,000
                                                                    ------------
                                                                      54,846,165
                                                                    ------------
INDUSTRIAL (3.6%)
Illinois Tool Works Inc.................................    132,000    6,591,750
Tyco International Ltd..................................    235,400   16,375,013
                                                                    ------------
                                                                      22,966,763
                                                                    ------------
INSURANCE (2.2%)
American International Group, Inc.......................     92,550   13,824,656
                                                                    ------------
INTERNATIONAL OIL (1.0%)
Abacan Resource Corp. (a)...............................    475,000    1,514,063
British Petroleum Co.
 PLC ADR (b)............................................     61,758    4,624,130
                                                                    ------------
                                                                       6,138,193
                                                                    ------------
MATERIALS/PROCESSING (1.2%)
Monsanto Co.............................................    177,000    7,622,062
                                                                    ------------
MEDICAL EQUIPMENT (4.6%)
Guidant Corp. ..........................................    157,000   13,345,000
Heartport, Inc. (a).....................................     80,000    1,410,000
Medtronic, Inc..........................................    184,800   14,968,800
                                                                    ------------
                                                                      29,723,800
                                                                    ------------
OIL SERVICES (0.6%)
Tidewater Inc. .........................................     87,700    3,858,800
                                                                    ------------
POLLUTION CONTROL (0.8%)
USA Waste Services Inc. (a).............................    127,000    4,905,375
                                                                    ------------

--------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

COMMON STOCKS (Continued)

                                                            SHARES     VALUE
                                                         ----------------------
RESTAURANTS & LODGING (3.4%)
HFS Inc. (a)............................................    274,400 $ 15,915,200
Mirage Resorts Inc. (a).................................    222,400    5,615,600
                                                                    ------------
                                                                      21,530,800
                                                                    ------------
RETAIL (8.0%)
Bed Bath & Beyond, Inc. (a).............................    130,800    3,973,050
Home Depot, Inc. (The)..................................    121,500    8,375,906
Kohl's Corp. (a)........................................    180,000    9,528,750
Kroger Co. (a)..........................................    278,000    8,062,000
Lowe's Cos., Inc........................................    186,500    6,923,812
Safeway Inc. (a)........................................    203,900    9,404,888
Staples, Inc. (a).......................................    203,900    4,740,675
                                                                    ------------
                                                                      51,009,081
                                                                    ------------
SOFTWARE (7.6%)
Computer Associates International, Inc. ................    323,500   18,014,906
Compuware Corp. (a).....................................    100,000    4,775,000
Microsoft Corp. (a).....................................    100,000   12,637,500
Oracle Corp. (a)........................................    255,750   12,883,406
                                                                    ------------
                                                                      48,310,812
                                                                    ------------
TECHNOLOGY (6.7%)
Adaptec, Inc. (a).......................................    119,700    4,159,575
Cisco Systems, Inc. (a).................................    151,500   10,169,438
Intel Corp. ............................................    117,400   16,648,787
3Com Corp. (a)..........................................    259,000   11,655,000
                                                                    ------------
                                                                      42,632,800
                                                                    ------------
TELECOMMUNICATION EQUIPMENT (2.0%)
Lucent Technologies Inc.................................    174,000   12,538,875
                                                                    ------------
TELECOMMUNICATION SERVICES (1.9%)
Worldcom, Inc. (a)......................................    379,088   12,130,816
                                                                    ------------
TEXTILE & APPAREL (1.9%)
Nike, Inc. Class B......................................    108,700    6,345,362
Nine West Group Inc. (a)................................    148,100    5,655,569
                                                                    ------------
                                                                      12,000,931
                                                                    ------------
TOYS (0.5%)
Mattel, Inc.............................................    100,000    3,387,500
                                                                    ------------
Total Common Stocks
 (Cost $361,530,919)....................................             626,243,897
                                                                    ------------

SHORT-TERM INVESTMENT (2.1%)

                                                          PRINCIPAL
                                                           AMOUNT       VALUE
                                                       -------------------------
COMMERCIAL PAPER (2.1%)
Associates Corp. of North America
 6.08%, due 7/1/97.................................... $13,622,000  $ 13,622,000
                                                                    ------------
Total Short-Term Investment
 (Cost $13,622,000)...................................                13,622,000
                                                                    ------------
Total Investment
 (Cost $375,152,919) (c)..............................       100.1%  639,865,897 (d)
Liabilities in Excess of Cash and Other Assets........        (0.1)     (391,848)
                                                       -----------  ------------
Net Assets............................................       100.0% $639,474,049
                                                       ===========  ============

--------
(a) Non-income producing securities.
(b) ADR--American Depository Receipts.
(c) The cost stated also represents the aggregate cost for Federal income tax purposes.
(d) At June 30, 1997 net unrealized appreciation was $264,712,978, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $271,823,067 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $7,110,089.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1997 (Unaudited)

ASSETS:
 Investment in securities, at value (identified cost
  $375,152,919).................................................... $639,865,897
 Cash..............................................................          446
 Receivables:
  Investment securities sold.......................................    9,707,449
  Fund shares sold.................................................    4,321,869
  Dividends and interest...........................................      208,970
                                                                    ------------
   Total assets....................................................  654,104,631
                                                                    ------------
LIABILITIES:
 Payables:
  Investment securities purchased..................................   13,622,000
  Fund shares redeemed.............................................      434,714
  Administrator....................................................      309,452
  Adviser..........................................................      128,938
  Transfer agent...................................................       33,868
  Custodian........................................................        8,987
 Accrued expenses..................................................       92,623
                                                                    ------------
   Total liabilities...............................................   14,630,582
                                                                    ------------
 Net assets........................................................ $639,474,049
                                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share) 1 billion shares authorized
  Institutional Class.............................................. $     25,314
  Institutional Service Class......................................          361
 Additional paid-in capital........................................  346,321,807
 Accumulated net investment loss...................................     (776,922)
 Accumulated undistributed net realized gain on investments........   29,190,511
 Net unrealized appreciation on investments........................  264,712,978
                                                                    ------------
 Net assets........................................................ $639,474,049
                                                                    ============
Institutional Class
 Net assets applicable to outstanding shares....................... $630,539,539
                                                                    ============
 Shares of capital stock outstanding...............................   25,314,254
                                                                    ============
 Net asset value per share outstanding............................. $      24.91
                                                                    ============
Institutional Service Class
 Net assets applicable to outstanding shares....................... $  8,934,510
                                                                    ============
 Shares of capital stock outstanding...............................      360,948
                                                                    ============
 Net asset value per share outstanding............................. $      24.75
                                                                    ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1997 (Unaudited)

INVESTMENT INCOME:
 Income:
  Dividends (a).................................................... $ 1,598,485
  Interest.........................................................     326,279
                                                                    -----------
   Total income....................................................   1,924,764
                                                                    -----------
 Expenses:
  Administration...................................................   1,759,754
  Advisory.........................................................     733,231
  Transfer agent...................................................      53,218
  Professional.....................................................      43,506
  Custodian........................................................      30,481
  Registration.....................................................      28,246
  Shareholder communication........................................      27,349
  Service..........................................................       9,938
  Directors........................................................       8,563
  Miscellaneous....................................................       7,400
                                                                    -----------
   Total expenses..................................................   2,701,686
                                                                    -----------
 Net investment loss...............................................    (776,922)
                                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments..................................  26,000,223
 Net change in unrealized appreciation on investments..............  50,051,213
                                                                    -----------
 Net realized and unrealized gain on investments...................  76,051,436
                                                                    -----------
 Net increase in net assets resulting from operations.............. $75,274,514
                                                                    ===========

--------
(a) Dividends recorded net of foreign withholding taxes of $5,833.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
GROWTH EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1997 (Unaudited) and the year ended
December 31, 1996

                                                        1997          1996
                                                    ------------  ------------
INCREASE IN NET ASSETS:
 Operations:
 Net investment loss............................... $   (776,922) $ (1,305,265)
 Net realized gain on investments..................   26,000,223    25,602,618
 Net change in unrealized appreciation on
  investments......................................   50,051,213    67,459,450
                                                    ------------  ------------
 Net increase in net assets resulting from
  operations.......................................   75,274,514    91,756,803
                                                    ------------  ------------
 Distributions to shareholders:
 From net realized gain on investments:
  Institutional Class..............................          --    (21,861,690)
  Institutional Service Class......................          --       (276,715)
                                                    ------------  ------------
   Total distributions to shareholders.............          --    (22,138,405)
                                                    ------------  ------------
 Capital share transactions:
 Net proceeds from sale of shares:
  Institutional Class..............................   75,977,806   184,940,316
  Institutional Service Class......................    2,425,019     3,762,904
 Net asset value of shares issued to shareholders
  in reinvestment of distributions:
  Institutional Class..............................          --     21,861,690
  Institutional Service Class......................          --        276,715
                                                    ------------  ------------
                                                      78,402,825   210,841,625
 Cost of shares redeemed:
  Institutional Class..............................  (60,904,855) (146,673,191)
  Institutional Service Class......................   (1,352,423)     (590,510)
                                                    ------------  ------------
  Increase in net assets derived from capital
   share transactions..............................   16,145,547    63,577,924
                                                    ------------  ------------
  Net increase in net assets.......................   91,420,061   133,196,322
NET ASSETS:
 Beginning of period...............................  548,053,988   414,857,666
                                                    ------------  ------------
 End of period..................................... $639,474,049  $548,053,988
                                                    ============  ============
 Accumulated net investment loss................... $   (776,922) $        --
                                                    ============  ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                               INSTITUTIONAL               INSTITUTIONAL              INSTITUTIONAL
                 INSTITUTIONAL    SERVICE    INSTITUTIONAL    SERVICE    INSTITUTIONAL   SERVICE
                     CLASS         CLASS         CLASS         CLASS         CLASS        CLASS         INSTITUTIONAL CLASS
                 ------------- ------------- ------------- ------------- ------------- ------------ -------------------------------
                          SIX MONTHS                                       YEAR ENDED DECEMBER 31
                             ENDED           --------------------------------------------------------------------------------------
                        JUNE 30, 1997*                   1996                        1995              1994       1993      1992
                 --------------------------- ---------------------------- ------------------------- ---------- ---------- ---------
Net asset value
 at beginning
 of period......   $  21.99     $ 21.88       $  18.84      $ 18.80      $  13.68     $ 13.68       $  14.40    $  14.71   $  16.70
                   --------     -------       --------      -------      --------     -------       --------    --------   --------
Net investment
 income (loss)..      (0.03)      (0.06)         (0.06)       (0.11)         0.02       (0.01)          0.01       (0.01)     (0.03)
Net realized and
 unrealized gain
 (loss) on
 investments....      2.95        2.93           4.14         4.12          5.16        5.14           (0.33)       1.41       0.80
                  --------     -------       --------      -------      --------     -------        --------    --------   --------
Total from
 investment
 operations.....      2.92        2.87           4.08         4.01          5.18        5.13           (0.32)       1.40       0.77
                  --------     -------       --------      -------      --------     -------        --------    --------   --------
Less dividends
 and distribu-
 tions:
From net
 investment
 income.........       --          --             --           --          (0.02)      (0.01)          (0.01)        --       (0.02)
From net
 realized
 gain on
 investments....       --          --           (0.93)       (0.93)          --          --            (0.39)      (1.68)     (2.74)
In excess of net
 investment
 income.........       --          --             --           --          (0.00)(a)   (0.00)(a)         --          --         --
In excess of net
 realized gain
 on investments.       --          --             --           --          (0.00)(a)   (0.00)(a)       (0.00)(a)   (0.03)       --
                  --------     -------       --------      -------      --------     -------        --------    --------   --------
Total dividends
 and distribu-
 tions..........       --          --           (0.93)       (0.93)        (0.02)      (0.01)          (0.40)      (1.71)     (2.76)
                  --------     -------       --------      -------      --------     -------        --------    --------   ---------
Net asset value
 at end of
 period.........  $  24.91     $ 24.75       $  21.99      $ 21.88      $  18.84     $ 18.80        $  13.68    $  14.40   $  14.71
                  ========     =======       ========      =======      ========     =======        ========    ========   ========
Total investment
 return (c).....     13.28%      13.12%         21.62%       21.29%        37.88%      37.50%          (2.23%)      9.59%      5.63%
Ratios (to
 average net
 assets)/Supple-
 mental Data:
 Net investment
  income (loss).     (0.26%)+    (0.51%)+       (0.27%)      (0.52%)        0.12%      (0.13%)          0.04%      (0.07%)   (0.19%)
 Net expenses...      0.92%+      1.17%+         0.92%        1.17%         0.93%       1.18%           0.92%       0.90%      0.90%
 Expenses
 (before reim-
 bursement).....     0.92%+      1.17%+          0.92%        1.17%         0.93%       1.18%           0.92%       0.93%      0.95%
Portfolio
 turnover rate..       15%         15%            22%          22%           33%         33%             37%          81%       121%
Average
 commission
 rate paid......  $ 0.0592     $0.0592       $ 0.0604      $0.0604         (b)         (b)            (b)         (b)        (b)
Net assets at
 end of period
 (in 000's).....  $630,540     $ 8,935       $541,212      $ 6,842      $412,129     $ 2,729        $284,388    $258,751   $212,619

--------
 * Unaudited.
 + Annualized.
(a) Less than one cent per share.
(b) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.
(c) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Indexed Equity Fund
================================================================================

--------------------------------------------------------------------------------
Market highlights for the 6-months ended 6/30/97
--------------------------------------------------------------------------------
 . Low interest rates, low inflation, and economic growth that slowed in the second quarter contributed to outstanding stock performance during the first half of 1997

 . Large capitalization issues outperformed smaller companies, causing the S&P 500 Index* to outperform most other broad stock market indexes during the reporting period

 . Gains of 25% or more were not uncommon among some of the best-known blue chip stocks, and Microsoft gained more than 52% for the first half of the year

 . The gold, oil exploration & production, and photography/imaging sectors recorded losses for the first six months of 1997, but each represented less than 0.5% of the S&P 500

--------------------------------------------------------------------------------
Fund highlights for the 6- and 12-month periods ended 6/30/97
--------------------------------------------------------------------------------
 . One-year total returns of 34.32% and 33.96% for Institutional Class shares and Service Class shares, respectively, as of 6/30/97

 . Best one-year and year-to-date performance of all MainStay Institutional Funds as of 6/30/97

 . Since the Fund invests primarily in larger capitalization issues, it benefited from the market's strong "bigger is better" mentality during the first half of the year

 . The MainStay Institutional Indexed Equity Fund closely tracked the S&P 500 Index over the first half of the year, but outperformed its average Lipper/+/ peer fund for the six months ended 6/30/97

--------------------------------------------------------------------------------
Total return The performance of an investment with all income and capital gains reinvested.

Capitalization The number of outstanding shares of a company multiplied by the share price.
--------------------------------------------------------------------------------

For the first six months of 1997, the S&P 500 Index returned 20.62%; nearly twice the historic average total return for an entire year since 1926./++/ Several economic and market factors combined to provide this outstanding performance.

In the first quarter, the Federal Reserve Board moved to raise interest rates in order to stem economic growth. While this briefly had a negative impact on common stocks, economic growth slowed in the second quarter, easing inflation concerns, and the stock market soared to record highs. The combination of low interest rates, low unemployment, and strong corporate earnings has been particularly favorable for large capitalization issues, which have greater visibility and greater liquidity in the marketplace. Since the S&P 500 consists of larger capitalization issues, it benefited strongly from the market's preference for bigger blue chip stocks during the first half of the year.
--------------------------------------------------------------------------------
* "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's. The MainStay Institutional Funds are neither sponsored by nor affiliated with Standard & Poor's. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.

++ Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved. From 1926 to 1996, the average annual total return for stocks was 10.70%. Past performance is no guarantee of future results.

================================================================================

--------------------------------------------------------------------------------
Correction A shift in security prices to bring them more in line with
----------
historically appropriate levels.

Weighting The proportion of an index represented by the capitalization of an
---------
individual company or sector. Companies or sectors with larger relative amounts of capital will thus have greater weightings in an index in which they are represented.
--------------------------------------------------------------------------------

Given this context, how did the MainStay Institutional Indexed Equity Fund do for the first six months of 1997?

Very well. For the first six months of 1997, the Fund returned 20.48% and 20.32% for Institutional Class shares and Service Class shares, respectively, or nearly twice what investors might normally anticipate for an entire year since
1926(S). The Fund closely tracked the S&P 500, and outperformed the average Lipper S&P 500 Index fund, which returned 20.27% for the first six months of 1997.

Did the stock market rise steadily throughout the reporting period?

No, there were some significant declines as well. When the Federal Reserve Board moved to raise interest rates at the end of March, the stock market dropped sharply through the middle of April. After this correction, however, the S&P 500 showed relatively steady growth through the end of the quarter, with a few down days at the end of the first half of the year.

Why did the Fund do so well relative to the average stock fund?

The S&P 500 Index is composed primarily of large capitalization stocks, which substantially outperformed smaller companies. Since the average equity fund tends to contain stocks of companies of various sizes, the Indexed Equity Fund's concentration among large-cap issues worked in its favor. In periods when large capitalization issues are out of favor, however, the Fund would tend to underperform, since its holdings are determined by the makeup of the S&P 500 Index, rather than what's currently in vogue.

Which stocks contributed the most to the Fund's strong performance?

The largest blue chip stocks with the highest weight in the Index and the best performance had the greatest overall impact. Among these were General Electric and Coca-Cola, with respective gains of 32.92% and 28.82%, representing 3.29% and 2.45% of the Index, respectively. Microsoft, which represents 2.20% of the Index, gained a spectacular 52.95% for the first half of 1997. Exxon and Merck, with weights of 2.17% and 1.74% in the Index, gained 27.38% and 31.80%, respectively, over the first half of the year.

Which were the best performing sectors in the first half of 1997?

Truckers, which had been the weakest performing sector in 1996, provided the best results in both the first and second quarters of 1997, for a year-to-date total return of 96.58%. With a weighting of only 0.02%, however, the group, which consists of just one stock, Caliber Systems, had little impact on the Index.

Savings & loan stocks, which account for 0.36% of the Index, gained 45.93% for the first half of 1997 and were among the best performing stocks in the first quarter as well. Office equipment and supplies, with a weighting of 0.55%, gained 39.60% for the first six months of the year.

Were there other strong sectors?

In the first quarter, hardware & tools placed among the top three performing sectors, gaining 18.92% in just three months. In the second quarter, machine tools, which represent just 0.03% of the Index, gained 39.58%. One positive contributor to performance was Cincinnati Milacron, the industry's largest company, which steadily gained 38.82% in the second quarter, based largely on favorable research reports.

--------------------------------------------------------------------------------
(S)Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved. From 1926 to 1996, the average annual total return for stocks was 10.70%. Past performance is no guarantee of future results.

================================================================================

Communication equipment manufacturers also did well in the second quarter, gaining 33.90% for investors and representing a healthy 2.39% of the Index. The two largest companies in this industry, Cisco Systems and Lucent Technologies, gained 39.48% and 36.75%, respectively, in the second quarter of 1997.

Did every sector come out ahead for the first half of the year?

No. There were a few sectors that lost money. Gold, down 17.21%, was the worst performing industry for the first half of the year, largely as a result of European banks selling gold reserves. Low inflation, stable interest rates, and a strong stock market also took their toll, as did reports of fraudulent claims of gold discoveries by small exploration companies.

Oil exploration and production companies lost 12.13% during the first half, reflecting a mild winter and declining oil prices. Photography and imaging companies lost 7.24% over the first six months of the year. In the second quarter, Eastman Kodak's stock was flat, and IKON (formerly Alco Standard) lost 25.44% when the company issued profit projections well below expected levels. Each of these declining sectors accounted for less than 0.50% of the Index as of 6/30/97.

Why did the Fund underperform the S&P 500 Index?

The returns of the S&P 500 are based on a hypothetical investment. The MainStay Institutional Indexed Equity Fund, on the other hand, is a real-world investment that incurs trading expenses and management fees that the Index does not. While the Fund seeks to track the makeup and total return of the Index, it cannot fully replicate the performance of the Index and will usually trail it by at least a small margin. However, the Fund outperformed the average Lipper S&P 500 Index Fund. Our results for the first six months of the year were within 14 basis points of the S&P 500 Index--or just over one-tenth of one percent off the mark.

Are we likely to see equity returns continue in this range?

The MainStay Institutional Indexed Equity Fund seeks to track the S&P 500 Index. Investors should bear in mind that past performance is no guarantee of future results. While the Indexed Equity Fund may do well when the stock market rises, it is also designed to track the Index when it remains flat or declines. While economic conditions currently appear favorable for stocks, investors should keep in mind that recent returns have been higher than historical averages since 1926./||/

James A. Mehling, CFA
Portfolio Manager
--------------------------------------------------------------------------------
      Past performance is no guarantee of future results.

/||/ Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved. From 1926 to 1996, the average annual total return for stocks was 10.70%. Past performance is no guarantee of future results.

                             [GRAPHS APPEAR HERE]

                  $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                     INDEXED EQUITY FUND VS S&P 500 INDEX

                          INSTITUTIONAL CLASS SHARES

             DATE               INDEXED EQUITY FUND         S&P 500 INDEX
             ----               -------------------         -------------
           1/2/91                      10,000                   10,000
                                       11,440                   11,453
                                       11,390                   11,427
                                       11,990                   12,038
               91                      12,980                   13,047
                                       12,646                   12,717
                                       12,872                   12,958
                                       13,264                   13,366
               92                      13,913                   14,040
                                       14,494                   14,654
                                       14,537                   14,726
                                       14,888                   15,105
               93                      15,222                   15,456
                                       14,618                   14,870
                                       14,662                   14,933
                                       15,365                   15,663
               94                      15,359                   15,660
                                       16,846                   17,185
                                       18,424                   18,826
                                       19,854                   20,323
               95                      21,024                   21,546
                                       22,145                   22,703
                                       23,112                   23,723
                                       23,796                   24,456
               96                      25,769                   26,493
                                       31,044                   31,955
          6/30/97

                  $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                     INDEXED EQUITY FUND VS S&P 500 INDEX

                             SERVICE CLASS SHARES

             DATE               INDEXED EQUITY FUND         S&P 500 INDEX
             ----               -------------------         -------------
           1/2/91                      10,000                   10,000
                                       11,440                   11,453
                                       11,390                   11,427
                                       11,990                   12,038
               91                      12,980                   13,047
                                       12,646                   12,717
                                       12,872                   12,958
                                       13,264                   13,366
               92                      13,913                   14,040
                                       14,494                   14,654
                                       14,537                   14,726
                                       14,888                   15,105
               93                      15,222                   15,456
                                       14,618                   14,870
                                       14,662                   14,933
                                       15,365                   15,663
               94                      15,359                   15,660
                                       16,846                   17,185
                                       18,413                   18,826
                                       19,843                   20,323
               95                      20,995                   21,546
                                       22,104                   22,703
                                       23,047                   23,723
                                       23,707                   24,456
               96                      25,659                   26,493
                                       30,874                   31,955
          6/30/97

 . Indexed Equity Fund   --S&P 500 Index
Source: Lipper Analytical Services, Inc.
These graphs assume a $10,000 investment made on 1/2/91.

                                             Total Return*                              SEC Average Annual Total Return*
PERFORMANCE                               as of June 30, 1997                                  as of June 30, 1997
------------------------------------------------------------------------------------------------------------------------------------
                                              Year to Date                        One Year      Five Year       Since Inception
------------------------------------------------------------------------------------------------------------------------------------
Indexed Equity Fund Institutional Class          20.48%                            34.32%        19.25%             19.03%
Indexed Equity Fund Service Class+               20.32%                            33.96%        19.12%             18.93%
Average Lipper S&P 500 Index Fund                20.27%                            34.00%        19.23%             19.02%
S&P 500 Stock Index                              20.62%                            34.71%        19.78%             19.57%

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                           [BAR GRAPH APPEARS HERE]

                          Institutional Class Shares

                      Year-end           Total Return %*
                      --------           ---------------
                        1991                  29.80
                        1992                   7.19
                        1993                   9.41
                        1994                   0.90
                        1995                  36.88
                        1996                  22.57
                        1997 as of 6/30/97    20.48

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
(% of net assets as of June 30, 1997)
--------------------------------------------------------------------------------
[PIE CHART APPEARS HERE]

 .  Common Stocks         98.94%
 .  Cash & Equivalents     1.06%++

--------------------------------------------------------------------------------

TOP 10 HOLDINGS
(% of net assets as of June 30, 1997)
--------------------------------------------------------------------------------
1.  General Electric Co.                   3.12%
2.  Coca-Cola Co.                          2.52%
3.  Exxon Corp.                            2.22%
4.  Microsoft Corp.                        2.20%
5.  Merck & Co., Inc.                      1.82%
6.  Royal Dutch Petroleum Co.              1.70%
7.  Intel Corp.                            1.68%
8.  Philip Morris Cos.                     1.57%
9.  Procter & Gamble Co.                   1.39%
10. International Business Machines Corp.  1.30%

--------------------------------------------------------------------------------

TOP 5 INDUSTRY HOLDINGS
(% of net assets as of June 30, 1997)
--------------------------------------------------------------------------------
1.  Oil--Integrated International          6.47%
2.  Major Regional Banks                   4.69%
3.  Drugs                                  4.59%
4.  Health Care--Diversified               4.46%
5.  Electrical Equipment                   4.15%

--------------------------------------------------------------------------------
* The total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25%.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to December 31, 1994. Performance figures for these two Classes after this date will vary based on differences in their expense structures.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost.

     The Institutional Class shares are sold with no sales charge. The Service Class shares, first offered 1/1/95, are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25%.

     Unlike other funds which generally seek to "beat" the market, index funds seek to track their respective indices.

++   Adjusted for liabilities.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS
June 30, 1997 (Unaudited)

COMMON STOCKS (98.9%)+

                                                           SHARES     VALUE
                                                         ----------------------
AEROSPACE/DEFENSE (1.9%)
Boeing Co...............................................    88,390 $  4,690,194
General Dynamics Corp...................................     7,798      584,850
Lockheed Martin Corp. ..................................    23,565    2,440,450
McDonnell Douglas Corp..................................    25,994    1,780,589
Northrop Grumman Corp. .................................     7,198      632,075
Raytheon Co.............................................    28,902    1,474,002
Rockwell International Corp. ...........................    26,164    1,543,676
United Technologies Corp................................    29,072    2,412,976
                                                                   ------------
                                                                     15,558,812
                                                                   ------------
AIRLINES (0.3%)
AMR Corp. (a)...........................................    11,282    1,043,585
Delta Air Lines, Inc....................................     8,938      732,916
Southwest Airlines Co...................................    17,731      458,790
US Airways Group, Inc. (a)..............................     9,540      333,900
                                                                   ------------
                                                                      2,569,191
                                                                   ------------
ALUMINUM (0.4%)
Alcan Aluminum Ltd......................................    27,729      961,850
Aluminum Co. of America.................................    21,474    1,618,603
Reynolds Metals Co......................................     8,943      637,189
                                                                   ------------
                                                                      3,217,642
                                                                   ------------
AUTOMOBILES (1.6%)
Chrysler Corp...........................................    84,356    2,767,931
Ford Motor Co...........................................   145,896    5,507,574
General Motors Corp.....................................    89,400    4,978,463
                                                                   ------------
                                                                     13,253,968
                                                                   ------------
AUTOPARTS--AFTER MARKET (0.3%)
Cooper Tire & Rubber Co.................................     9,649      212,278
Echlin Inc..............................................     7,629      274,644
Genuine Parts Co........................................    22,135      749,823
Goodyear Tire & Rubber Co. (The)........................    19,200    1,215,600
                                                                   ------------
                                                                      2,452,345
                                                                   ------------
BEVERAGES--ALCOHOLIC (0.6%)
Anheuser-Busch Cos., Inc................................    61,117    2,563,094
Brown-Forman Corp. Class B..............................     8,514      415,590
Coors (Adolph) Co. Class B..............................     4,524      120,451
Seagram Co. Ltd.........................................    45,476    1,830,409
                                                                   ------------
                                                                      4,929,544
                                                                   ------------
BEVERAGES--SOFT DRINKS (3.4%)
Coca-Cola Co. (d).......................................   303,947   21,200,303
PepsiCo, Inc............................................   187,897    7,057,881
                                                                   ------------
                                                                     28,258,184
                                                                   ------------
BROADCAST/MEDIA (0.4%)
Comcast Corp. Class A...................................    39,922      853,333
Tele-Communications TCI Group Series A (a)..............    81,431    1,211,286
U.S. West Media Group (a)...............................    74,384    1,506,276
                                                                   ------------
                                                                      3,570,895
                                                                   ------------

--------
+ Percentages indicated are based on Fund net assets.

                                                            SHARES     VALUE
                                                         ----------------------
BUILDING MATERIALS (0.2%)
Masco Corp..............................................    19,832 $    827,986
Owens-Corning Corp. ....................................     6,364      274,447
Sherwin-Williams Co. ...................................    21,171      653,655
                                                                   ------------
                                                                      1,756,088
                                                                   ------------
CHEMICALS (2.3%)
Air Products & Chemicals, Inc...........................    13,400    1,088,750
Dow Chemical Co.........................................    28,593    2,491,165
Du Pont (E.I.) De Nemours & Co..........................   140,430    8,829,536
Eastman Chemical Co.....................................     9,751      619,189
Goodrich (B.F.) Co......................................     6,571      284,606
Hercules, Inc...........................................    12,272      587,522
Monsanto Co. ...........................................    72,484    3,121,342
Praxair, Inc............................................    19,330    1,082,480
Rohm & Haas Co..........................................     7,901      711,584
Union Carbide Corp. ....................................    15,391      724,339
                                                                   ------------
                                                                     19,540,513
                                                                   ------------
CHEMICALS--DIVERSIFIED (0.3%)
Avery Dennison Corp.....................................    12,982      520,903
Engelhard Corp. ........................................    17,653      369,610
FMC Corp. (a)...........................................     4,685      372,164
PPG Industries, Inc.....................................    22,054    1,281,889
                                                                   ------------
                                                                      2,544,566
                                                                   ------------
CHEMICALS--SPECIALTY (0.3%)
Grace (W.R.) & Co.......................................     8,876      489,289
Great Lakes Chemical Corp...............................     7,380      386,528
Morton International, Inc...............................    17,423      525,957
Nalco Chemical Co.......................................     8,304      320,742
Sigma-Aldrich Corp......................................    12,289      430,883
                                                                   ------------
                                                                      2,153,399
                                                                   ------------
COMMUNICATION--EQUIPMENT MANUFACTURERS (2.3%)
Andrew Corp. (a)........................................    11,283      317,334
Bay Networks, Inc. (a)..................................    24,215      643,211
Cabletron Systems, Inc. (a).............................    19,305      546,573
Cisco Systems, Inc. (a).................................    81,320    5,458,605
DSC Communications Corp. (a)............................    14,517      323,003
General Instrument Corp. (a)............................    16,803      420,075
Lucent Technologies Inc.................................    78,502    5,657,051
Northern Telecom Ltd. ..................................    31,600    2,875,600
Scientific-Atlanta, Inc. ...............................     9,673      211,597
Tellabs, Inc. (a).......................................    21,918    1,224,668
3Com Corp. (a)..........................................    40,754    1,833,930
                                                                   ------------
                                                                     19,511,647
                                                                   ------------
COMPUTER--SOFTWARE & SERVICES (3.9%)
Adobe Systems, Inc......................................     8,762      307,218
Autodesk, Inc...........................................     5,680      217,615
Automatic Data Processing, Inc..........................    35,611    1,673,717
Ceridian Corp. (a)......................................     9,822      414,979
Computer Associates
 International, Inc.....................................    44,227    2,462,891

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 1997 (Unaudited)

COMMON STOCKS (Continued)


                                                            SHARES     VALUE
                                                         ----------------------
COMPUTER--SOFTWARE & SERVICES (Continued)
Computer Sciences Corp. (a).............................     9,405 $    678,336
Equifax Inc.............................................    18,500      687,969
First Data Corp. .......................................    54,827    2,408,961
Microsoft Corp. (a).....................................   146,705   18,539,844
Novell Inc. (a).........................................    42,460      294,566
Oracle Corp. (a)........................................    80,148    4,037,456
Parametric Technology Corp. (a).........................    15,666      666,784
Shared Medical Systems Corp.............................     2,999      161,946
                                                                   ------------
                                                                     32,552,282
                                                                   ------------
COMPUTER SYSTEMS (3.5%)
Amdahl Corp. (a)........................................    14,752      129,080
Apple Computer, Inc. (a)................................    15,382      219,194
Compaq Computer Corp. (a)...............................    33,613    3,336,090
Data General Corp. (a)..................................     4,854      126,204
Dell Computer Corp. (a).................................    20,547    2,412,988
Digital Equipment Corp. (a).............................    18,705      662,858
EMC Corp. (a)...........................................    30,130    1,175,070
Hewlett-Packard Co. ....................................   124,581    6,976,536
Intergraph Corp. (a)....................................     5,925       50,363
International Business
 Machines Corp..........................................   121,759   10,981,140
Seagate Technology (a)..................................    30,358    1,068,222
Silicon Graphics Inc. (a)...............................    21,685      325,275
Sun Microsystems (a)....................................    44,977    1,673,990
Tandem Computers Inc. (a)...............................    14,228      288,117
Unisys Corp. (a)........................................    21,374      162,977
                                                                   ------------
                                                                     29,588,104
                                                                   ------------
CONGLOMERATES (0.3%)
Tenneco Inc. ...........................................    20,923      945,458
Textron Inc.............................................    20,204    1,341,040
                                                                   ------------
                                                                      2,286,498
                                                                   ------------
CONTAINERS--METAL & GLASS (0.1%)
Ball Corp...............................................     3,689      110,901
Crown Cork & Seal Co., Inc..............................    15,845      846,717
                                                                   ------------
                                                                        957,618
                                                                   ------------
CONTAINERS--PAPER (0.1%)
Bemis Co., Inc. ........................................     6,442      279,422
Stone Container Corp....................................    12,245      175,256
Temple-Inland Inc.......................................     6,877      371,358
                                                                   ------------
                                                                        826,036
                                                                   ------------
COSMETICS (1.0%)
Alberto-Culver Co. Class B..............................     6,799      190,372
Avon Products, Inc. ....................................    16,293    1,149,675
Gillette Co. ...........................................    68,314    6,472,751
International Flavors &
 Fragrances Inc. .......................................    13,556      684,578
                                                                   ------------
                                                                      8,497,376
                                                                   ------------

                                                            SHARES     VALUE
                                                         ----------------------
DRUGS (4.6%)
Lilly (Eli) & Co........................................    68,044 $  7,438,060
Merck & Co., Inc........................................   147,986   15,316,551
Pfizer Inc..............................................    79,159    9,459,500
Pharmacia & Upjohn, Inc. ...............................    62,165    2,160,234
Schering-Plough Corp....................................    89,692    4,294,004
                                                                   ------------
                                                                     38,668,349
                                                                   ------------
ELECTRIC POWER COMPANIES (2.4%)
American Electric Power Co., Inc........................    22,906      962,052
Baltimore Gas & Electric Co.............................    18,307      488,568
Carolina Power & Light Co...............................    18,565      666,019
Central & South West Corp. .............................    25,775      547,719
Cinergy Corp. ..........................................    19,509      679,157
Consolidated Edison Co. of
 New York, Inc. ........................................    28,766      846,799
Dominion Resources, Inc.................................    22,630      828,824
DTE Energy Co. .........................................    17,732      489,847
Duke Energy Corp........................................    44,204    2,119,029
Edison International....................................    50,282    1,250,765
Entergy Corp. ..........................................    29,121      797,187
FPL Group, Inc. ........................................    22,370    1,030,418
GPU, Inc................................................    14,901      534,573
Houston Industries Inc..................................    28,732      615,942
Niagara Mohawk Power Corp. (a)..........................    17,671      151,308
Northern States Power Co. ..............................     8,418      435,632
Ohio Edison Co..........................................    18,636      406,498
PacifiCorp..............................................    36,091      794,002
PECO Energy Co..........................................    27,226      571,746
PG&E Corp. .............................................    50,459    1,223,631
PP&L Resources, Inc. ...................................    20,074      400,225
Public Service Enterprise
 Group Inc..............................................    28,405      710,125
Southern Co. (The)......................................    83,599    1,828,728
Texas Utilities Co. ....................................    27,535      948,237
Unicom Corp. ...........................................    26,421      587,867
Union Electric Co. .....................................    12,681      477,915
                                                                   ------------
                                                                     20,392,813
                                                                   ------------
ELECTRICAL EQUIPMENT (4.2%)
AMP Inc. ...............................................    26,919    1,123,868
Emerson Electric Co.....................................    54,806    3,017,756
General Electric Co. (d)................................   402,150   26,290,556
General Signal Corp. ...................................     6,205      270,693
Grainger (W.W.), Inc. ..................................     6,630      518,383
Honeywell, Inc..........................................    15,734    1,193,817
Raychem Corp. ..........................................     5,589      415,682
Thomas & Betts Corp.....................................     6,650      349,541
Westinghouse Electric Corp. ............................    77,902    1,801,484
                                                                   ------------
                                                                     34,981,780
                                                                   ------------
ELECTRONIC--DEFENSE (0.0%) (b)
EG&G, Inc...............................................     5,691      128,047
                                                                   ------------
ELECTRONIC--INSTRUMENTATION (0.1%)
Perkin-Elmer Corp. .....................................     5,460      434,411
Tektronix, Inc. ........................................     4,189      251,340
                                                                   ------------
                                                                        685,751
                                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

COMMON STOCKS (Continued)


                                                            SHARES     VALUE
                                                         ----------------------
ELECTRONIC--SEMICONDUCTORS (3.1%)
Advanced Micro Devices, Inc. (a)........................    17,233 $    620,388
Applied Materials, Inc. (a).............................    22,275    1,577,349
Intel Corp..............................................   100,089   14,193,871
LSI Logic Corp. (a).....................................    17,239      551,648
Micron Technology, Inc..................................    25,617    1,023,079
Motorola, Inc. .........................................    72,638    5,520,488
National Semiconductor Corp. (a) .......................    17,335      530,884
Texas Instruments, Inc..................................    23,234    1,953,108
                                                                   ------------
                                                                     25,970,815
                                                                   ------------
ENGINEERING & CONSTRUCTION (0.1%)
Fluor Corp. ............................................    10,479      578,310
Foster Wheeler Corp.....................................     5,006      202,743
                                                                   ------------
                                                                        781,053
                                                                   ------------
ENTERTAINMENT (1.4%)
King World Productions,
 Inc. (a)...............................................     4,603      161,105
Time Warner Inc.........................................    68,511    3,305,656
Viacom, Inc. Class B (a)................................    43,351    1,300,530
Walt Disney Co. (The)...................................    82,757    6,641,249
                                                                   ------------
                                                                     11,408,540
                                                                   ------------
FINANCIAL--MISCELLANEOUS (2.5%)
American Express Co. ...................................    58,058    4,325,321
American General Corp. .................................    29,430    1,405,283
Fannie Mae..............................................   130,075    5,674,522
Federal Home Loan
 Mortgage Corp..........................................    85,168    2,927,650
Green Tree Financial Corp...............................    16,608      591,660
MBIA Corp. .............................................     5,395      608,623
MBNA Corp. .............................................    40,928    1,498,988
Morgan Stanley, Dean Witter, Discover & Co..............    70,232    3,024,365
Transamerica Corp. .....................................     8,135      761,131
                                                                   ------------
                                                                     20,817,543
                                                                   ------------
FOOD DISTRIBUTORS (0.2%)
Cardinal Health, Inc. ..................................    13,298      761,310
Fleming Cos., Inc.......................................     4,709       84,762
Supervalu Inc...........................................     8,313      286,798
Sysco Corp. ............................................    21,337      778,801
                                                                   ------------
                                                                      1,911,671
                                                                   ------------
FOODS (2.9%)
Archer-Daniels-Midland Co...............................    65,368    1,536,148
Campbell Soup Co........................................    57,224    2,861,200
ConAgra, Inc. ..........................................    29,486    1,890,790
CPC International Inc...................................    17,829    1,645,840
General Mills, Inc. ....................................    19,964    1,300,155
Heinz (H.J.) Co. .......................................    45,074    2,079,038
Hershey Foods Corp......................................    18,755    1,037,386
Kellogg Co. ............................................    25,813    2,210,238

                                                            SHARES     VALUE
                                                         ----------------------
FOODS (Continued)
Quaker Oats Co..........................................  16,850 $    756,144
Ralston-Ralston Purina Group............................  13,128    1,078,957
Sara Lee Corp...........................................  58,991    2,455,500
Unilever, N.V...........................................  19,562    4,187,491
Wrigley (Wm.) Jr. Co....................................  14,382      963,594
                                                                 ------------
                                                                   24,002,481
                                                                 ------------
GOLD (0.3%)
Barrick Gold Corp.......................................  45,739    1,006,258
Battle Mountain Gold Co.................................  28,154      160,126
Echo Bay Mines Ltd......................................  17,061       95,968
Homestake Mining Co. ...................................  18,126      236,771
Newmont Mining Corp. ...................................  19,300      752,700
Placer Dome Inc.........................................  29,343      480,491
                                                                 ------------
                                                                    2,732,314
                                                                 ------------
HARDWARE & TOOLS (0.1%)
Black & Decker Corp. ...................................  11,517      428,289
Snap-On, Inc............................................   7,593      298,974
Stanley Works (The).....................................  10,921      436,840
                                                                 ------------
                                                                    1,164,103
                                                                 ------------
HEALTH CARE--DIVERSIFIED (4.5%)
Abbott Laboratories.....................................  94,704    6,321,492
Allergan, Inc...........................................   8,190      260,544
American Home Products Corp.............................  78,934    6,038,451
Bristol-Myers Squibb Co................................. 122,541    9,925,821
Johnson & Johnson....................................... 163,306   10,512,824
Mallinckrodt Group Inc. ................................   9,194      358,566
Warner-Lambert Co. .....................................  33,220    4,127,585
                                                                 ------------
                                                                   37,545,283
                                                                 ------------
HEALTH CARE--HMOs (0.2%)
Humana Inc. (a).........................................  19,936      461,020
United Healthcare Corp. ................................  22,503    1,170,156
                                                                 ------------
                                                                    1,631,176
                                                                 ------------
HEALTH CARE--MISCELLANEOUS (0.4%)
ALZA Corp. (a)..........................................  10,576      306,043
Amgen Inc. (a)..........................................  32,399    1,883,192
Beverly Enterprises, Inc. (a)...........................  12,137      197,226
HEALTHSOUTH Corp. (a)...................................  42,075    1,049,246
Manor Care, Inc.........................................   7,717      251,767
                                                                 ------------
                                                                    3,687,474
                                                                 ------------
HEAVY TRUCKS & PARTS (0.3%)
Cummins Engine Co., Inc. ...............................   4,996      352,530
Dana Corp...............................................  12,621      479,598
Eaton Corp..............................................   9,582      836,628
ITT Industries, Inc.....................................  14,551      374,688
Navistar International Corp. (a)........................   9,066      156,389
PACCAR Inc..............................................   9,556      443,757
                                                                 ------------
                                                                    2,643,590
                                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 1997 (Unaudited)

COMMON STOCKS (Continued)


                                                            SHARES     VALUE
                                                          ----------------------
HOMEBUILDING (0.0%) (b)
Centex Corp.............................................     3,443 $    139,872
Kaufman & Broad Home Corp. .............................     4,784       84,019
Pulte Corp..............................................     2,578       89,102
                                                                   ------------
                                                                        312,993
                                                                   ------------
HOSPITAL MANAGEMENT (0.5%)
Columbia/HCA Healthcare Corp............................    82,189    3,231,055
Tenet Healthcare Corp. (a)..............................    36,867    1,089,881
                                                                   ------------
                                                                      4,320,936
                                                                   ------------
HOTEL--MOTEL (0.3%)
Harrah's Entertainment, Inc. (a)........................    12,557      229,165
Hilton Hotels Corp. ....................................    30,314      805,216
ITT Corp. (a)...........................................    14,209      867,637
Marriott International Inc. ............................    15,870      974,021
                                                                   ------------
                                                                      2,876,039
                                                                   ------------
HOUSEHOLD--FURNISHINGS & APPLIANCES (0.1%)
Armstrong World Industries, Inc. .......................     5,161      378,688
Maytag Corp.............................................    12,229      319,483
Whirlpool Corp..........................................     9,164      500,011
                                                                   ------------
                                                                      1,198,182
                                                                   ------------
HOUSEHOLD PRODUCTS (2.2%)
Clorox Co. (The)........................................     6,437      849,684
Colgate-Palmolive Co. ..................................    36,189    2,361,332
Kimberly-Clark Corp.....................................    68,584    3,412,054
Procter & Gamble Co. (The)..............................    82,821   11,698,466
                                                                   ------------
                                                                     18,321,536
                                                                   ------------
HOUSEWARES (0.3%)
Fortune Brands, Inc.....................................    20,825      777,033
Newell Co...............................................    19,403      768,844
Rubbermaid Inc..........................................    18,528      551,208
Tupperware Corp.........................................     7,663      279,699
                                                                   ------------
                                                                      2,376,784
                                                                   ------------
INSURANCE BROKERS (0.3%)
Aon Corp................................................    20,387    1,055,027
Marsh & McLennan Cos., Inc..............................    20,092    1,434,067
                                                                   ------------
                                                                      2,489,094
                                                                   ------------
INVESTMENT BANK/BROKERAGE (0.5%)
Merrill Lynch & Co., Inc................................    40,653    2,423,935
Salomon Inc. ...........................................    13,563      754,442
Schwab (Charles) Corp...................................    21,440      872,340
                                                                   ------------
                                                                      4,050,717
                                                                   ------------
LEISURE TIME (0.0%) (b)
Brunswick Corp..........................................    12,143      379,469
                                                                   ------------

                                                            SHARES     VALUE
                                                          ----------------------
LIFE INSURANCE (0.7%)
Aetna Inc...............................................    18,413 $  1,885,031
Conseco Inc. ...........................................    22,478      831,686
Jefferson-Pilot Corp....................................     8,825      616,647
Lincoln National Corp. .................................    12,905      830,759
Torchmark Corp. ........................................     8,863      631,489
UNUM Corp...............................................    17,102      718,284
                                                                   ------------
                                                                      5,513,896
                                                                   ------------
MACHINE TOOLS (0.0%) (b)
Cincinnati Milacron Inc.................................     4,962      128,702
Giddings & Lewis, Inc. .................................     4,147       86,568
                                                                   ------------
                                                                        215,270
                                                                   ------------
MACHINERY--DIVERSIFIED (0.9%)
Briggs & Stratton Corp..................................     3,438      171,900
Case Corp...............................................     8,962      617,258
Caterpillar Inc. .......................................    23,431    2,515,904
Cooper Industries Inc...................................    14,507      721,723
Deere & Co. ............................................    31,415    1,723,898
Harnischfeger Industries, Inc...........................     5,922      245,763
Ingersoll-Rand Co. .....................................    13,559      837,268
NACCO Industries, Inc. Class A..........................     1,069       60,332
Thermo Electron Corp. (a)...............................    18,279      621,486
Timken Co. (The)........................................     7,476      265,865
                                                                   ------------
                                                                      7,781,397
                                                                   ------------
MAJOR REGIONAL BANKS (4.7%)
Banc One Corp...........................................    61,432    2,975,613
Bank of New York Co.,
 Inc. (The).............................................    47,476    2,065,206
BankBoston Corp.........................................    18,008    1,297,701
Barnett Banks, Inc......................................    24,397    1,280,843
Comerica Inc. ..........................................    12,991      883,388
CoreStates Financial Corp. .............................    25,330    1,361,488
Fifth Third Bancorp.....................................    13,203    1,083,059
First Bank System, Inc. ................................    16,433    1,402,967
First Union Corp........................................    35,104    3,247,120
Fleet Financial Group, Inc..............................    32,124    2,031,843
KeyCorp.................................................    27,637    1,544,217
Mellon Bank Corp........................................    31,675    1,429,334
National City Corp. ....................................    27,204    1,428,210
NationsBank Corp........................................    89,476    5,771,202
Norwest Corp............................................    45,837    2,578,331
PNC Bank Corp...........................................    39,454    1,642,273
Republic New York Corp..................................     6,927      744,653
SunTrust Banks, Inc. ...................................    27,287    1,502,490
U.S. Bancorp............................................    18,087    1,159,829
Wachovia Corp. .........................................    19,816    1,155,521
Wells Fargo & Co........................................    11,012    2,967,734
                                                                   ------------
                                                                     39,553,022
                                                                   ------------
MANUFACTURED HOUSING (0.0%) (b)
Fleetwood Enterprises Inc. .............................     4,445      132,517
                                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

COMMON STOCKS (Continued)


                                                            SHARES     VALUE
                                                         ----------------------
MANUFACTURING--DIVERSIFIED (1.0%)
Aeroquip-Vickers Inc....................................     3,514 $    166,036
AlliedSignal Inc........................................    34,628    2,908,752
Crane Co................................................     5,778      241,593
Dover Corp..............................................    13,762      846,363
Illinois Tool Works Inc.................................    30,499    1,523,044
Johnson Controls, Inc...................................    10,126      415,799
Millipore Corp..........................................     5,355      235,620
Pall Corp...............................................    15,310      355,957
Parker-Hannifin Corp....................................     9,232      560,267
Tyco International Ltd. ................................    20,480    1,424,640
                                                                   ------------
                                                                      8,678,071
                                                                   ------------
MEDICAL PRODUCTS (1.0%)
Bard (C.R.), Inc. ......................................     7,016      254,768
Bausch & Lomb Inc.......................................     6,927      326,435
Baxter International Inc. ..............................    34,124    1,782,979
Becton, Dickinson & Co..................................    15,044      761,603
Biomet, Inc.............................................    13,637      253,989
Boston Scientific Corp. (a).............................    23,757    1,459,571
Guidant Corp............................................     9,229      784,465
Medtronic, Inc. ........................................    29,349    2,377,269
St. Jude Medical, Inc. (a)..............................    11,131      434,109
United States Surgical Corp.............................     8,956      333,611
                                                                   ------------
                                                                      8,768,799
                                                                   ------------
METALS--MISCELLANEOUS (0.3%)
ASARCO Inc..............................................     5,319      162,894
Cyprus Amax Minerals Co.................................    11,536      282,632
Freeport-McMoRan Copper & Gold Inc. Class B.............    24,587      765,270
Inco Ltd................................................    20,573      618,476
Phelps Dodge Corp.......................................     7,550      643,166
                                                                   ------------
                                                                      2,472,438
                                                                   ------------
MISCELLANEOUS (1.4%)
AirTouch Communications,
 Inc. (a)...............................................    61,348    1,679,401
American Greetings Corp. Class A........................     9,294      345,040
Corning Inc.............................................    28,191    1,568,124
Harcourt General, Inc...................................     8,828      420,433
Harris Corp.............................................     4,767      400,428
Jostens, Inc............................................     4,903      129,317
Minnesota Mining & Manufacturing Co.....................    51,219    5,224,338
Pioneer Hi-Bred International, Inc. ....................    10,038      803,040
TRW, Inc................................................    15,511      881,219
Whitman Corp............................................    12,496      316,305
                                                                   ------------
                                                                     11,767,645
                                                                   ------------
MONEY CENTER BANKS (2.7%)
BankAmerica Corp........................................    86,934    5,612,676
Bankers Trust New York Corp.............................     9,564      832,068
Chase Manhattan Corp....................................    52,858    5,130,530
Citicorp................................................    56,764    6,843,610

                                                            SHARES     VALUE
                                                         ----------------------
MONEY CENTER BANKS (Continued)
First Chicago Corp......................................    38,338 $  2,319,449
Morgan (J.P.) & Co., Inc................................    22,742    2,373,696
                                                                   ------------
                                                                     23,112,029
                                                                   ------------
MULTI-LINE INSURANCE (1.9%)
American International
 Group, Inc.............................................    57,513    8,591,004
CIGNA Corp..............................................     9,029    1,602,648
Hartford Financial Services
 Group, Inc.............................................    14,530    1,202,357
Travelers Group Inc. ...................................    78,669    4,961,064
                                                                   ------------
                                                                     16,357,073
                                                                   ------------
NATURAL GAS DISTRIBUTORS & PIPELINES (0.7%)
Coastal Corp. (The).....................................    13,063      694,788
Columbia Gas System, Inc................................     6,836      446,049
Consolidated Natural Gas Co. ...........................    11,625      625,570
Eastern Enterprises.....................................     2,482       86,094
Enron Corp..............................................    31,164    1,271,881
ENSERCH Corp............................................     8,543      190,082
NICOR Inc. .............................................     6,171      221,385
NorAm Energy Corp.......................................    16,840      256,810
ONEOK Inc...............................................     3,264      105,060
Pacific Enterprises.....................................    10,175      342,134
Peoples Energy Corp.....................................     4,196      157,088
Sonat, Inc. ............................................    10,705      548,631
Williams Cos., Inc. (The)...............................    19,457      851,244
                                                                   ------------
                                                                      5,796,816
                                                                   ------------
OFFICE EQUIPMENT & SUPPLIES (0.6%)
Moore Corp. Ltd. .......................................    10,825      213,117
Pitney Bowes Inc........................................    17,848    1,271,670
Xerox Corp..............................................    39,769    3,136,780
                                                                   ------------
                                                                      4,621,567
                                                                   ------------
OIL & GAS DRILLING (0.1%)
Helmerich & Payne, Inc..................................     3,066      176,678
Rowan Cos., Inc. (a)....................................    10,536      296,984
                                                                   ------------
                                                                        473,662
                                                                   ------------
OIL--EXPLORATION & PRODUCTION (0.2%)
Burlington Resources Inc................................    15,503      684,070
Oryx Energy Co. (a).....................................    12,835      271,139
Santa Fe Energy Resources,
 Inc. (a)...............................................    12,147      178,409
Union Pacific Resources
 Group, Inc.............................................    31,082      773,165
                                                                   ------------
                                                                      1,906,783
                                                                   ------------
OIL--INTEGRATED DOMESTIC (1.2%)
Amerada Hess Corp.......................................    11,584      643,636
Ashland Inc.............................................     9,062      420,250
Atlantic Richfield Co...................................    40,090    2,826,345
Kerr-McGee Corp.........................................     6,017      381,327
Louisiana Land &
 Exploration Co. (The)..................................     4,237      242,039

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 1997 (Unaudited)

COMMON STOCKS (Continued)


                                                            SHARES     VALUE
                                                         ----------------------
OIL--INTEGRATED DOMESTIC (Continued)
Occidental Petroleum Corp...............................    40,286 $  1,009,668
Pennzoil Co.............................................     5,765      442,464
Phillips Petroleum Co...................................    32,194    1,408,487
Sun Co., Inc. ..........................................     9,160      283,960
Unocal Corp.............................................    30,626    1,188,672
USX-Marathon Group......................................    35,215    1,016,833
                                                                   ------------
                                                                      9,863,681
                                                                   ------------
OIL--INTEGRATED INTERNATIONAL (6.5%)
Amoco Corp..............................................    60,901    5,294,581
Chevron Corp............................................    80,105    5,922,764
Exxon Corp. (d).........................................   304,384   18,719,616
Mobil Corp..............................................    96,446    6,739,164
Royal Dutch Petroleum Co................................    65,682   14,285,835
Texaco Inc..............................................    32,395    3,522,956
                                                                   ------------
                                                                     54,484,916
                                                                   ------------
OIL--WELL EQUIPMENT & SERVICES (0.8%)
Baker Hughes Inc........................................    17,741      686,355
Dresser Industries, Inc. ...............................    21,507      801,136
Halliburton Co..........................................    15,499    1,228,296
McDermott International, Inc. ..........................     6,833      199,438
Schlumberger Ltd........................................    30,179    3,772,375
Western Atlas Inc. (a)..................................     6,646      486,819
                                                                   ------------
                                                                      7,174,419
                                                                   ------------
PAPER & FOREST PRODUCTS (0.9%)
Boise Cascade Corp......................................     6,003      211,981
Champion International Corp.............................    11,878      656,259
Georgia-Pacific Corp....................................    11,301      964,823
International Paper Co. ................................    36,787    1,786,469
James River Corp. of Virginia...........................    10,542      390,054
Louisiana-Pacific Corp. ................................    13,460      284,342
Mead Corp. .............................................     6,490      404,003
Potlatch Corp...........................................     3,439      155,615
Union Camp Corp.........................................     8,571      428,550
Westvaco Corp...........................................    12,645      397,527
Weyerhaeuser Co.........................................    24,302    1,263,704
Willamette Industries, Inc. ............................     6,818      477,260
                                                                   ------------
                                                                      7,420,587
                                                                   ------------
PERSONAL LOANS (0.3%)
Beneficial Corp.........................................     6,593      468,515
Countrywide Credit
 Industries, Inc........................................    12,800      399,200
Household International, Inc............................    13,034    1,530,680
Providian Financial Corp................................    11,640      373,935
                                                                   ------------
                                                                      2,772,330
                                                                   ------------
PHOTOGRAPHY/IMAGING (0.5%)
Eastman Kodak Co. ......................................    40,342    3,096,249
IKON Office Solutions, Inc..............................    16,508      411,668
Polaroid Corp...........................................     5,624      312,132
                                                                   ------------
                                                                      3,820,049
                                                                   ------------

                                                            SHARES     VALUE
                                                         ----------------------
POLLUTION CONTROL (0.3%)
Browning-Ferris Industries Inc. ........................    26,010 $    864,833
Waste Management Inc....................................    55,588    1,785,764
                                                                   ------------
                                                                      2,650,597
                                                                   ------------
PROPERTY--CASUALTY INSURANCE (1.3%)
Allstate Corp. (The)....................................    54,076    3,947,548
Chubb Corp. ............................................    21,294    1,424,036
General Re Corp.........................................     9,919    1,805,258
Loews Corp..............................................    14,051    1,406,857
MGIC Investment Corp. ..................................    14,493      694,758
SAFECO Corp.............................................    15,599      728,278
St. Paul Cos., Inc. (The)...............................    10,371      790,789
USF&G Corp..............................................    13,529      324,696
                                                                   ------------
                                                                     11,122,220
                                                                   ------------
PUBLISHING (0.1%)
McGraw-Hill Cos., Inc. (The)............................    12,282      722,335
Meredith Corp. .........................................     6,582      190,878
                                                                   ------------
                                                                        913,213
                                                                   ------------
PUBLISHING--NEWSPAPER (0.6%)
Dow Jones & Co., Inc....................................    11,783      473,529
Gannett Co., Inc........................................    17,473    1,725,459
Knight-Ridder Inc. .....................................    11,188      548,911
New York Times Co. (The)
 Class A................................................    11,818      596,809
Times Mirror Co. (The) Class A..........................    11,418      648,685
Tribune Co..............................................    15,133      727,330
                                                                   ------------
                                                                      4,720,723
                                                                   ------------
RAILROADS (0.8%)
Burlington Northern Santa Fe Corp.......................    18,896    1,698,278
CSX Corp. ..............................................    26,551    1,473,580
Norfolk Southern Corp...................................    15,490    1,560,618
Union Pacific Corp. ....................................    29,934    2,110,347
                                                                   ------------
                                                                      6,842,823
                                                                   ------------
RESTAURANTS (0.5%)
Darden Restaurants, Inc.................................    18,747      169,895
McDonald's Corp.........................................    84,577    4,086,126
Wendy's International, Inc..............................    15,815      410,202
                                                                   ------------
                                                                      4,666,223
                                                                   ------------
RETAIL STORES--APPAREL (0.3%)
Charming Shoppes, Inc. (a)..............................    13,064       68,179
Gap, Inc. (The).........................................    33,519    1,303,051
Limited, Inc. (The).....................................    33,185      671,996
TJX Cos., Inc. (The)....................................    19,422      512,255
                                                                   ------------
                                                                      2,555,481
                                                                   ------------
RETAIL STORES--DEPARTMENT (0.6%)
Dillard's Inc. Class A..................................    14,058      486,758
Federated Department
 Stores, Inc. (a).......................................    25,685      892,554

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

COMMON STOCKS (Continued)


                                                            SHARES     VALUE
                                                         ----------------------
RETAIL STORES--DEPARTMENT (Continued)
May Department Stores Co................................    29,039 $  1,372,093
Mercantile Stores Co., Inc..............................     4,579      288,191
Nordstrom, Inc..........................................    10,073      494,206
Penney (J.C.) Co., Inc..................................    30,319    1,582,273
                                                                   ------------
                                                                      5,116,075
                                                                   ------------
RETAIL STORES--DRUG (0.3%)
Longs Drug Stores Corp..................................     4,706      123,238
Rite-Aid Corp...........................................    15,024      749,322
Walgreen Co.............................................    30,143    1,616,419
                                                                   ------------
                                                                      2,488,979
                                                                   ------------
RETAIL STORES--FOOD CHAIN (0.5%)
Albertson's, Inc........................................    30,816    1,124,784
American Stores Co......................................    17,808      879,270
Giant Food, Inc. Class A................................     7,284      235,819
Great Atlantic & Pacific Tea Co., Inc. (The)............     4,735      128,733
Kroger Co. (a)..........................................    30,896      895,984
Winn-Dixie Stores, Inc..................................    18,490      688,753
                                                                   ------------
                                                                      3,953,343
                                                                   ------------
RETAIL STORES--GENERAL MERCHANDISE (1.7%)
Dayton-Hudson Corp......................................    26,578    1,413,617
Kmart Corp. (a).........................................    59,225      725,506
Sears, Roebuck & Co.....................................    47,925    2,575,969
Wal-Mart Stores, Inc....................................   277,774    9,392,234
                                                                   ------------
                                                                     14,107,326
                                                                   ------------
RETAIL STORES--SPECIALTY (1.2%)
Autozone, Inc. (a)......................................    18,393      433,385
Circuit City Stores--Circuit
 City Group.............................................    12,075      429,417
Costco Cos., Inc........................................    25,703      844,986
CVS Corp................................................    20,343    1,042,579
Home Depot, Inc. (The)..................................    59,567    4,106,400
Lowe's Cos., Inc........................................    21,398      794,401
Pep Boys-Manny, Moe & Jack..............................     7,435      253,255
Tandy Corp..............................................     6,671      373,576
Toys "R" Us, Inc. (a)...................................    35,033    1,226,155
Woolworth Corp. (a).....................................    16,513      396,312
                                                                   ------------
                                                                      9,900,466
                                                                   ------------
SAVINGS & LOANS (0.2%)
Ahmanson (H.F.) & Co....................................    12,376      532,168
Golden West Financial Corp..............................     7,017      491,190
Great Western Financial Corp............................    17,058      916,867
                                                                   ------------
                                                                      1,940,225
                                                                   ------------
SHOES (0.3%)
Nike Inc. Class B.......................................    35,314    2,061,455
Reebok International Ltd. ..............................     6,952      325,006
Stride Rite Corp........................................     6,232       80,237
                                                                   ------------
                                                                      2,466,698
                                                                   ------------

                                                            SHARES     VALUE
                                                         ----------------------
SPECIALIZED SERVICES (0.8%)
Block (H & R), Inc. ....................................    12,865 $    414,896
Cognizant Corp. ........................................    20,805      842,603
CUC International Inc. (a)..............................    50,065    1,292,303
Dun & Bradstreet Corp. (The)............................    20,801      546,026
Ecolab Inc..............................................     7,951      379,660
HFS Inc. (a)............................................    19,205    1,113,890
Interpublic Group of Cos., Inc..........................     9,908      607,484
Laidlaw Inc. Class B....................................    38,459      531,215
National Service Industries, Inc........................     5,534      269,437
Safety-Kleen Corp.......................................     7,185      121,247
Service Corp. International.............................    29,350      964,881
                                                                   ------------
                                                                      7,083,642
                                                                   ------------
SPECIALTY PRINTING (0.1%)
Deluxe Corp.............................................    10,240      349,440
Donnelley (R.R.) & Sons Co..............................    17,963      657,895
Harland (John H.) Co....................................     3,732       85,136
                                                                   ------------
                                                                      1,092,471
                                                                   ------------
STEEL (0.2%)
Allegheny Teledyne Inc..................................    21,378      577,206
Armco Inc. (a)..........................................    13,156       50,980
Bethlehem Steel Corp. (a)...............................    13,783      143,860
Inland Steel Industries Inc.............................     6,027      157,455
Nucor Corp..............................................    10,861      621,792
USX-U.S. Steel Group....................................    10,351      362,932
Worthington Industries, Inc.............................    11,836      216,747
                                                                   ------------
                                                                      2,130,972
                                                                   ------------
TELECOMMUNICATIONS--LONG DISTANCE (2.0%)
AT&T Corp...............................................   199,224    6,985,291
MCI Communications Corp.................................    84,190    3,222,903
Sprint Corp.............................................    52,748    2,775,864
WorldCom, Inc. (a)......................................   109,511    3,504,352
                                                                   ------------
                                                                     16,488,410
                                                                   ------------
TELEPHONE (3.9%)
ALLTEL Corp.............................................    22,891      765,418
Ameritech Corp..........................................    67,240    4,568,117
Bell Atlantic Corp......................................    53,648    4,070,542
BellSouth Corp..........................................   121,648    5,641,426
Frontier Corp...........................................    20,070      400,146
GTE Corp................................................   117,263    5,144,914
NYNEX Corp..............................................    53,842    3,102,645
SBC Communications Inc..................................   111,841    6,920,162
US West, Inc............................................    58,538    2,206,151
                                                                   ------------
                                                                     32,819,521
                                                                   ------------
TEXTILES--APPAREL MANUFACTURERS (0.2%)
Fruit Of The Loom, Inc. Class A (a).....................     9,492      294,252
Liz Claiborne, Inc......................................     8,861      413,144
Russell Corp............................................     4,463      132,216

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 1997 (Unaudited)

COMMON STOCKS (Continued)


                                                     SHARES      VALUE
                                                    -----------------------
TEXTILES--APPAREL MANUFACTURERS (Continued)
Springs Industries, Inc. Class A..................      2,452  $    129,343
VF Corp...........................................      7,931       675,127
                                                               ------------
                                                                  1,644,082
                                                               ------------
TOBACCO (1.6%)
Philip Morris Cos.................................    297,896    13,219,135
UST Inc...........................................     22,765       631,729
                                                               ------------
                                                                 13,850,864
                                                               ------------
TOYS (0.2%)
Hasbro Inc........................................     15,675       444,778
Mattel, Inc.......................................     35,459     1,201,174
                                                               ------------
                                                                  1,645,952
                                                               ------------
TRANSPORTATION--MISCELLANEOUS (0.1%)
Federal Express Corp. (a).........................     14,055       811,676
Ryder System, Inc. ...............................      9,308       307,164
                                                               ------------
                                                                  1,118,840
                                                               ------------
TRUCKERS (0.0%) (b)
Caliber System, Inc. .............................      4,675       174,144
                                                               ------------
Total Common Stocks
 (Cost $521,874,991)..............................              833,683,498 (c)
                                                               ------------
SHORT-TERM
INVESTMENTS (1.1%)
                                                     PRINCIPAL
                                                      AMOUNT
                                                    -----------
COMMERCIAL PAPER (0.9%)
Shinhan Bank
 5.90%, due 7/1/97 (d)............................  $  200,000      200,000
 5.90%, due 7/7/97 (d)............................   2,200,000    2,197,837
 5.90%, due 8/15/97 (d)...........................   2,400,000    2,382,300
 5.92%, due 8/22/97 (d)...........................     800,000      793,159
 5.93%, due 8/18/97 (d)...........................   1,800,000    1,785,768
 5.93%, due 8/19/97 (d)...........................     100,000       99,193
                                                               ------------
Total Commercial Paper
 (Cost $7,458,257)................................                7,458,257
                                                               ------------


                                                 PRINCIPAL
                                                  AMOUNT          VALUE
                                                ---------------------------
U.S. GOVERNMENT (0.2%)
United States Treasury Bills
 4.82%, due 9/11/97 (d)......................... $ 400,000     $    395,872
 4.86%, due 9/18/97 (d).........................   800,000          790,951
                                                               ------------
Total U.S. Government
 (Cost $1,187,408)..............................                  1,186,823
                                                               ------------
Total Short-Term Investments
 (Cost $8,645,665)..............................                  8,645,080
                                                               ------------
Total Investments
 (Cost $530,520,656) (e)........................     100.0%     842,328,578 (f)
                                                               ------------
Cash and Other Assets,
 Less Liabilities...............................       0.0 (b)      290,753
                                                 ---------     ------------
Net Assets......................................     100.0%    $842,619,331
                                                 =========     ============

FUTURES
CONTRACTS (0.0%) (b)

                                                 CONTRACTS      UNREALIZED
                                                   LONG        APPRECIATION
                                                 --------------------------
Standard & Poor's 500
 September 1997.................................        22     $     57,503 (g)
                                                               ------------
Total Futures Contracts
 (Settlement Value $9,792,750)..................               $     57,503
                                                               ============

--------
(a) Non-income producing securities.
(b) Less than one tenth of a percent.
(c) The combined market value of common stocks and settlement value of Standard & Poor's 500 Index futures contracts represents 100.1% of net assets.
(d) Segregated or partially segregated as collateral for futures contracts.
(e) The cost for Federal income tax purposes is $530,829,952.
(f) At June 30, 1997 net unrealized appreciation was $311,498,626, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $316,449,741 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,951,115.
(g) Represents the difference between the value of the contracts at the time they were opened and the value at June 30, 1997.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
INDEXED EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1997 (Unaudited)


ASSETS:
 Investment in securities, at value
  (identified cost $530,520,656).................................. $842,328,578
 Cash.............................................................       50,264
 Receivables:
 Investment securities sold.......................................    3,950,648
 Dividends and interest...........................................    1,131,469
 Fund shares sold.................................................      452,798
                                                                   ------------
   Total assets...................................................  847,913,757
                                                                   ------------
LIABILITIES:
 Payables:
 Investment securities purchased..................................    4,873,932
 Administrator....................................................      134,114
 Fund shares redeemed.............................................       66,761
 Adviser..........................................................       35,995
 Transfer agent...................................................        6,553
 Custodian........................................................        3,750
 Accrued expenses.................................................      127,881
 Variation margin payable on futures contracts....................       45,440
                                                                   ------------
   Total liabilities..............................................    5,294,426
                                                                   ------------
 Net assets....................................................... $842,619,331
                                                                   ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share) 1 billion shares authorized
 Institutional Class.............................................. $     32,829
 Institutional Service Class......................................          405
 Additional paid-in capital.......................................  508,990,087
 Accumulated undistributed net investment income..................    6,113,117
 Accumulated undistributed net realized gain on investments.......   15,617,468
 Net unrealized appreciation on investments.......................  311,865,425
                                                                   ------------
 Net assets....................................................... $842,619,331
                                                                   ============
Institutional Class
 Net assets applicable to outstanding shares...................... $832,391,189
                                                                   ============
 Shares of capital stock outstanding..............................   32,828,549
                                                                   ============
 Net asset value per share outstanding............................ $      25.36
                                                                   ============
Institutional Service Class
 Net assets applicable to outstanding shares...................... $ 10,228,142
                                                                   ============
 Shares of capital stock outstanding..............................      404,617
                                                                   ============
 Net asset value per share outstanding............................ $      25.28
                                                                   ============

STATEMENT OF OPERATIONS
For the six months ended June 30,
1997 (Unaudited)

INVESTMENT INCOME:
 Income:
 Dividends (a).................................................... $  6,566,215
 Interest.........................................................      646,740
                                                                   ------------
   Total income...................................................    7,212,955
                                                                   ------------
 Expenses:
 Administration...................................................    1,453,442
 Advisory.........................................................      363,361
 Professional.....................................................       50,812
 Custodian........................................................       46,257
 Registration.....................................................       42,360
 Shareholder communication........................................       33,929
 Transfer agent...................................................       14,476
 Directors........................................................       10,302
 Service..........................................................        9,757
 Miscellaneous....................................................       10,269
                                                                   ------------
   Total expenses before
    reimbursement.................................................    2,034,965
 Expense reimbursement from Administrator and Adviser.............     (935,127)
                                                                   ------------
   Net expenses...................................................    1,099,838
                                                                   ------------
 Net investment income............................................    6,113,117
                                                                   ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain from:
 Security transactions............................................    4,916,229
 Futures transactions.............................................    2,038,780
                                                                   ------------
 Net realized gain on investments.................................    6,955,009
                                                                   ------------
 Net change in unrealized appreciation on investments:
 Security transactions............................................  124,793,878
 Futures transactions.............................................       57,503
                                                                   ------------
 Net unrealized gain on investments...............................  124,851,381
                                                                   ------------
 Net realized and unrealized gain on investments..................  131,806,390
                                                                   ------------
 Net increase in net assets resulting from operations............. $137,919,507
                                                                   ============

--------
(a) Dividends recorded net of foreign withholding taxes of $50,228.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1997 (Unaudited) and the year ended December 31, 1996

                                                        1997          1996
                                                    ------------  ------------
INCREASE IN NET ASSETS:
 Operations:
 Net investment income............................. $  6,113,117  $  9,860,784
 Net realized gain on investments..................    6,955,009    21,095,410
 Net change in unrealized appreciation on invest-
  ments............................................  124,851,381    71,692,530
                                                    ------------  ------------
 Net increase in net assets resulting from opera-
  tions............................................  137,919,507   102,648,724
                                                    ------------  ------------
 Dividends and distributions to shareholders:
 From net investment income:
  Institutional Class..............................          --     (9,781,685)
  Institutional Service Class......................          --        (81,268)
 From net realized gain on investments:
  Institutional Class..............................          --    (13,063,037)
  Institutional Service Class......................          --       (121,038)
                                                    ------------  ------------
   Total dividends and distributions to sharehold-
    ers............................................          --    (23,047,028)
                                                    ------------  ------------
 Capital share transactions:
 Net proceeds from sale of shares:
  Institutional Class..............................  149,592,648   252,112,038
  Institutional Service Class......................    3,418,312     4,498,994
 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
  Institutional Class..............................          --     22,844,722
  Institutional Service Class......................          --        202,306
                                                    ------------  ------------
                                                     153,010,960   279,658,060
 Cost of shares redeemed:
  Institutional Class..............................  (71,354,247)  (90,730,104)
  Institutional Service Class......................     (537,772)     (337,651)
                                                    ------------  ------------
  Increase in net assets derived from capital
   share transactions..............................   81,118,941   188,590,305
                                                    ------------  ------------
  Net increase in net assets.......................  219,038,448   268,192,001
NET ASSETS:
 Beginning of period...............................  623,580,883   355,388,882
                                                    ------------  ------------
 End of period..................................... $842,619,331  $623,580,883
                                                    ============  ============
 Accumulated undistributed net investment income... $  6,113,117  $        --
                                                    ============  ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
INDEXED EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)


                                    INSTITUTIONAL               INSTITUTIONAL
                      INSTITUTIONAL    SERVICE    INSTITUTIONAL    SERVICE
                          CLASS         CLASS         CLASS         CLASS
                      ------------- ------------- ------------- -------------
                              SIX MONTHS             YEAR ENDED DECEMBER 31
                                 ENDED            ---------------------------
                            JUNE 30, 1997*                   1996
                      --------------------------- ---------------------------
Net asset value
 at beginning of
 period...............  $  21.05      $  21.01      $  17.82      $  17.81
                        --------      --------    ------------- -------------
Net investment
 income...............      0.16          0.13          0.34          0.31
Net realized and
 unrealized gain
 (loss) on
 investments..........      4.15          4.14          3.69          3.66
                        --------      --------    ------------- -------------
Total from investment
 operations...........      4.31          4.27          4.03          3.97
                        --------      --------    ------------- -------------
Less dividends and
 distributions:
From net investment
 income...............       --            --          (0.34)        (0.31)
From net realized gain
 on investments.......       --            --          (0.46)        (0.46)
In excess of net
 realized gain on
 investments..........       --            --            --            --
                        --------      --------    ------------- -------------
Total dividends and
 distributions........       --            --          (0.80)        (0.77)
                        --------      --------    ------------- -------------
Net asset value at end
 of period............  $  25.36      $  25.28      $  21.05      $  21.01
                        ========      ========    ============= =============
Total investment
 return (c) ..........     20.48%        20.32%        22.57%        22.21%
Ratios (to average net
 assets)/Supplemental
 Data:
 Net investment
  income..............      1.69%+        1.44%+        1.96%         1.71%
 Net expenses.........      0.30%+        0.55%+        0.44%         0.69%
 Expenses (before
  reimbursement)......      0.56%+        0.81%+        0.59%         0.84%
Portfolio turnover
 rate.................         2%            2%            8%            8%
Average commission
 rate paid............  $ 0.0499      $ 0.0499      $ 0.0498      $ 0.0498
Net assets at end of
 period (in 000's)....  $832,391      $ 10,228      $617,716      $  5,865

                                     INSTITUTIONAL
                       INSTITUTIONAL    SERVICE
                           CLASS         CLASS           INSTITUTIONAL CLASS
                       ------------- ------------- -------------------------------
                                         YEAR ENDED DECEMBER 31
                      ------------------------------------------------------------
                                  1995               1994        1993      1992
                       --------------------------- ----------- --------- ---------

Net asset value at
 beginning of
 period...............   $  13.53      $  13.53    $  13.86    $  13.50  $  12.98
                       ------------- ------------- ----------- --------- ---------
Net investment
 income...............       0.35          0.33        0.33        0.30      0.30
Net realized and
 unrealized gain
 (loss) on
 investments..........       4.64          4.64       (0.20)       0.93      0.61
                       ------------- ------------- ----------- --------- ---------
Total from investment
 operations...........       4.99          4.97        0.13        1.23      0.91
                       ------------- ------------- ----------- --------- ---------
Less dividends and
 distributions:
From net investment
 income...............      (0.34)        (0.33)      (0.33)      (0.61)    (0.32)
From net realized gain
 on investments.......      (0.36)        (0.36)      (0.13)      (0.25)    (0.07)
In excess of net
 realized gain on
 investments..........        --            --         0.00(a)    (0.01)      --
                       ------------- ------------- ----------- --------- ---------
Total dividends and
 distributions........      (0.70)        (0.69)      (0.46)      (0.87)    (0.39)
                       ------------- ------------- ----------- --------- ---------
Net asset value at end
 of period............   $  17.82      $  17.81    $  13.53    $  13.86  $  13.50
                       ============= ============= =========== ========= =========
Total investment
 return (c) ..........      36.88%        36.70%       0.90%       9.41%     7.19%
Ratios (to average net
 assets)/Supplemental
 Data:
 Net investment
  income..............       2.21%         1.96%       2.43%       2.39%     2.52%
 Net expenses.........       0.50%         0.75%       0.50%       0.45%     0.45%
 Expenses (before
  reimbursement)......       0.59%         0.84%       0.58%       0.60%     0.62%
Portfolio turnover
 rate.................          4%            4%          5%          5%        4%
Average commission
 rate paid............         (b)           (b)         (b)         (b)       (b)
Net assets at end of
 period (in 000's)....   $354,420      $    969    $244,685    $219,351  $164,858

--------
 *  Unaudited.
 +  Annualized.
(a) Less than one cent per share.
(b) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.
(c) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

International Equity Fund
================================================================================

--------------------------------------------------------------------------------
Market highlights for the 6-months ended 6/30/97
--------------------------------------------------------------------------------

 . After a weak first quarter, many international markets showed outstanding results in the second quarter of 1997, helping boost returns for the six-month reporting period

 . Restructuring and economic improvements led to excellent local returns in many European markets, although a strong dollar moderated performance for U.S. investors

 . Economic recovery and favorable currency movements helped Japanese equities regain some momentum, while property speculation in Malaysia presented substantial investment risks

 . Concerns over Chinese rule slowed performance in Hong Kong during the first quarter of 1997, but returns were strong for the first half of the year

--------------------------------------------------------------------------------
Fund highlights for the 6- and 12-month periods ended 6/30/97
--------------------------------------------------------------------------------

 . One-year total returns of 15.74% and 15.49% for Institutional Class and Service Class shares, respectively, as of 6/30/97

 . The Fund reduced its positions in Germany, France, and Spain and increased exposure in Switzerland and Belgium to strengthen core European holdings and broaden diversification

 . Malaysian holdings were sold and invested primarily in Singapore, which, despite negative returns, the Fund's managers believe has a stable economy and strong fundamentals

 . Over the reporting period, the Fund lagged its average Lipper* peer fund but outperformed the Morgan Stanley Capital International EAFE Index/+/

--------------------------------------------------------------------------------
Fundamentals Key economic factors such as interest rates, gross national product, inflation, unemployment, and currency stability, which may affect the direction of a country's economy--or issuer-specific factors such as assets, earnings, sales, products, and management, which may affect the performance of a company's securities.
--------------------------------------------------------------------------------

In the first quarter of 1997, concerns about rising U.S. interest rates caused weakness in many international markets. During the second quarter, however, investors returned to the fundamentals of their own markets, which produced excellent returns in most markets and positive overall results for the first half of the year.

Ongoing restructuring, low inflation, moderate growth, and progress toward European Monetary Union improved overall performance in Europe. Several core European markets provided double-digit returns, with Spain up more than 36%, Germany up 32%, and France up 23% for the first half of 1997, in local currency terms. As impressive as these returns may be, a strengthening dollar resulted in more moderate returns for U.S. investors.

Asian markets were also generally strong. Japan began to climb out of its severe recession and posted positive returns for the first half of the year. Hong Kong suffered in the first quarter as investor concerns over unified rule by the People's Republic of China caused a drop in equity values. Later, however, those fears subsided and Hong Kong provided positive results for the first half of the year. In contrast, Singapore and Malaysia both underperformed. Emerging markets had variable results and just after the first half of 1997 ended, Thailand devalued its currency.

--------------------------------------------------------------------------------
* Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.

+ The Morgan Stanley Capital International EAFE Index is an unmanaged index generally considered representative of the international stock market.

================================================================================

--------------------------------------------------------------------------------
European Monetary Union A proposed system that would allow participating European countries to operate with a common currency or monetary unit. To qualify for participation, each member country must meet strict monetary and fiscal policy guidelines.

Emerging markets Countries with smaller or more recently established capital markets, which seek to attract investors, but may lack the liquidity and stability of larger, established markets.

Weighting The proportion of a portfolio allocated to a specific market sector or country, i.e., a fund is said to be overweighted in a country when that portion of the portfolio is greater than the country's total equities relative to the international equity markets as a whole.
--------------------------------------------------------------------------------

How did the MainStay Institutional International Equity Fund do in this environment?

For the six months ended 6/30/97, the MainStay Institutional International Equity Fund had total returns of 12.04% and 12.00% for Institutional Class shares and Service Class shares, respectively. These results lagged the average Lipper international fund, which returned 12.53% for the same period. The Fund outperformed the Morgan Stanley Capital International EAFE Index, which returned 11.21% for the first half of 1997.

What decisions made the biggest contributions to the Fund's performance?

As international investors, we believe that country selection is the most important decision that we can make. Given the previous weaknesses in Japan, we felt the Fund could benefit by strengthening its positions in core European countries. During the first half of 1997, we reduced the Fund's Japanese exposure and reduced its positions in Germany, France, and Spain to add holdings in Switzerland and Belgium. This strategic shift strengthened the Fund's diversification within Europe and had a positive impact on the Fund's performance.

What detracted from performance during the first half of 1997?

The Fund suffered due to an overweighted position in France, which was negatively affected during, and shortly after the country's elections. In addition, because the Fund was underweighted in Japan, it did not benefit as much from the strengthening of the yen as did funds with heavier Japanese weightings.

How much did you reduce the Fund's Japanese exposure?

Japan is still the largest international equity market and the Fund continues to allocate more assets there than to any other country. At the end of 1996, Japan represented about 29% of the Fund. At the end of the first half of 1997, it was about 27%. The Fund is currently underweighted in Japanese securities relative to the Morgan Stanley Capital International EAFE Index, which is the benchmark against which we measure the Fund's performance.

The signs of recovery in Japan are positive and while its market's 7.50% return may look meager next to the 20% to 40% returns in some European markets, Japan was still a positive contributor to performance. In addition, the Japanese yen strengthened relative to the dollar, so currency movements had a positive impact for U.S. investors.

Why did you select Switzerland and Belgium?

Diversification was an important consideration. Belgium's economy is tied to other core European economies, which are generally getting stronger and providing moderate growth. As a result, we believed the prospects there were very positive. Switzerland has a number of companies that are export oriented and benefited from low interest rates and favorable exchange rates. Novartis, a Swiss pharmaceutical company that resulted from a merger between Ciba Geigy and Sandoz, is an excellent example.

With the high returns in Germany, France, and Spain, was it wise to reduce the Fund's holdings in these markets?

With local returns over 20% or 30%, we felt it was a good time to take some profits. We remain overweighted in many core European countries, including France, Austria, and Italy. Decreasing the Fund's holdings in Spain brought the Fund from an overweight position to a neutral position relative to the EAFE Index. At the same

================================================================================

--------------------------------------------------------------------------------
Privatization The process of converting state-run or publicly-operated companies into privately owned and operated entities. In theory, enterprises may run more efficiently and offer better service to customers when owned by shareholders rather than the government.

Hedging/Currency management An investment strategy that seeks to reduce the relative effects of currency fluctuations on investor returns. There can be no assurance that currency hedging will be beneficial to investors.
--------------------------------------------------------------------------------

time, the Fund's investments in Switzerland and Belgium brought the Fund a more diversified exposure to Europe.

Which companies provided the best performance during the reporting period?

There were several. For example, in Germany, the Fund had positive results from Volkswagen. In the Netherlands, Philips Electronics did very well. And in Italy, which has benefited from low interest rates, low exchange rates, and the privatization of industry, the Fund had positive results from Telecom Italia Mobile and its sister companies in telecommunications and cellular equipment.

Have deregulation and privatization had an impact on telecommunications in other countries?

Absolutely. As the industry moved from dependence on cables to fiber optics and cellular technology, we've also seen a general shift from government-regulated telephone monopolies to a more competitive private market. The move in that direction is creating opportunities for businesses in Europe and the Far East, just as it did in the United States. On the whole, we think this is a positive trend and we have telecommunications holdings in several countries.

Which markets didn't do well during the first half of the year?

By far the worst performer was Malaysia. We were concerned about the temporary slowdown in technology, rising interest rates, and speculation on property values. Although we had hoped that the situation could be contained, when property speculation continued, we saw it as a signal to reduce the Fund's holdings. We decided to cut the Fund's holdings in the second quarter, and since Malaysia represented only about 3% of the Fund at the beginning of the year, the overall impact was minor.

Where did you invest the money that you raised selling Malaysian stocks?

In Singapore and in Europe. Although the Singaporean market showed some weakness during the first half of the year, we believe it has a stable economy, strong fundamentals, and has been a solid performer over time. Whereas in Europe we felt that the restructuring and economic improvements looked attractive, especially on a relative basis.

What happened in the United Kingdom during the first half of the year?

The Fund started off the year underweighted in the U.K. and maintained that position. Interest rates rose during the first half of the year in Britain and we believe that to restrain their economy, further rate increases may be necessary. The British have come out with a new budget that isn't as favorable for corporations as it might be, so we may wait before taking any action.

What major risks did investors face during the first six months of 1997?

As you know, investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries. During the first six months of 1997, many investors were concerned about news reports of small Japanese banks facing solvency problems. Seeking to avoid difficulties of this nature, the Fund was invested primarily in large, well-established companies. During the first six months of 1997, managing risk was a major component in our approach to international investing.

================================================================================

How did shifting currencies affect the portfolio?

The U.S. dollar generally strengthened relative to European currencies. While that substantially reduced returns in U.S. dollar terms, our currency hedging strategy helped reduce the negative impact currency movements had on the Fund. The Japanese yen strengthened against the U.S. dollar, and while the Fund's yen exposure was limited, it had a positive impact on the Fund's performance.

What about markets in transition like Hong Kong?

Investors were a little cautious about Hong Kong in the first quarter, but as the transition to rule by the People's Republic of China approached, many investors began to realize the market's long-range potential. Hong Kong is the fifth largest banking center and the seventh largest trading center in the world. It's the gateway for Chinese exports and its fundamentals remain strong. We held the Fund's investments in Hong Kong throughout the first half of the year, and our holdings contributed positively to the Fund's performance.

What is your outlook for the Fund?

We continue to believe that restructuring and monetary union will benefit European markets and we are strongly committed to our diversification strategy in Europe. As new developments unfold, we may continue to shift assets among European markets to take advantage of opportunities as they arise. We're pleased with the economic developments in Japan as well, and if fundamentals continue to improve, we may begin looking for selected opportunities to increase the Fund's exposure there. In any event, we will continue to seek long-term growth of capital commensurate with an acceptable level of risk.

Shigemi Takagi
Portfolio Manager


--------------------------------------------------------------------------------
   Past performance is no guarantee of future results.

                  $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                 INTERNATIONAL EQUITY FUND VS MSCI EAFE INDEX

                          INSTITUTIONAL CLASS SHARES

                           [LINE GRAPH APPEARS HERE]

          DATE         INTERNATIONAL EQUITY FUND       MSCI EAFE INDEX
          ----         -------------------------       ---------------
       7/31/92                   10,000                    10,000.00
                                  9,512                    10,417.00
            92                    9,463                    10,014.90
                                 10,562                    11,215.69
                                 11,294                    12,343.99
                                 11,781                    13,162.40
            93                   11,831                    13,275.59
                                 12,258                    13,740.24
                                 12,724                    14,442.36
                                 12,780                    14,456.81
            94                   12,820                    14,309.35
                                 12,602                    14,575.50
                                 12,166                    14,681.90
                                 13,012                    15,284.14
            95                   13,739                    15,913.55
                                 14,416                    16,373.45
                                 14,907                    16,632.15
                                 14,867                    16,610.53
            96                   15,400                    16,874.64
                                 15,414                    16,609.71
       6/30/97                   17,254                    18,765.85

                  $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                 INTERNATIONAL EQUITY FUND VS MSCI EAFE INDEX

                             SERVICE CLASS SHARES

                           [LINE GRAPH APPEARS HERE]

          DATE         INTERNATIONAL EQUITY FUND       MSCI EAFE INDEX
          ----         -------------------------       ---------------
       7/31/92                   10,000                    10,000.00
                                  9,512                    10,417.00
            92                    9,463                    10,014.90
                                 10,562                    11,215.69
                                 11,294                    12,343.99
                                 11,781                    13,162.40
            93                   11,831                    13,275.59
                                 12,258                    13,740.24
                                 12,724                    14,442.36
                                 12,780                    14,456.81
            94                   12,820                    14,309.35
                                 12,602                    14,575.50
                                 12,153                    14,681.90
                                 12,973                    15,284.14
            95                   13,699                    15,913.55
                                 14,348                    16,373.45
                                 14,826                    16,632.15
                                 14,773                    16,610.53
            96                   15,287                    16,874.64
                                 15,301                    16,609.71
       6/30/97                   17,122                    18,765.85

 . International Equity Fund -- MSCI EAFE Index
Source: Lipper Analytical Services, Inc.
These graphs assume a $10,000 investment made on 7/31/92.+

                                                  Total Return*                 SEC Average Annual Total Return*
PERFORMANCE                                    as of June 30, 1997                    as of June 30, 1997
------------------------------------------------------------------------------------------------------------------------
                                                  Year to Date            One Year     Five Year      Since Inception
------------------------------------------------------------------------------------------------------------------------
International Equity Fund Institutional Class+        12.04%               15.74%         N/A             11.73%
International Equity Fund Service Class+              12.00%               15.49%         N/A             11.56%
Average Lipper International Fund                     12.53%               16.54%        12.33%           13.37%
MSCI EAFE Index                                       11.21%               12.84%        12.83%           13.36%

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
(% of net assets as of June 30, 1997)
--------------------------------------------------------------------------------

[PIE CHART APPEARS HERE]

 . Common Stocks                  88.69%
 . Cash & Equivalents             11.24%
 . Other                           0.07%

--------------------------------------------------------------------------------

TOP 10 HOLDINGS
(% of net assets as of June 30, 1997)
--------------------------------------------------------------------------------
1.  Novartis S.A. Registered                    1.70%
2.  Toyota Motor Corp.                          1.67%
3.  Siemens AG                                  1.39%
4.  Ente Nazionale Idrocarburi S.p.A.           1.38%
5.  National Australia Bank, Ltd.               1.30%
6.  Roche Holdings AG Genusscheine              1.28%
7.  Broken Hill Proprietary Co., Ltd.           1.22%
8.  Nestle S.A. Registered                      1.22%
9.  Deutsche Telekom AG                         1.12%
10. Allianz AG Registered                       1.11%
--------------------------------------------------------------------------------
TOP 10 COUNTRIES
(% of net assets as of June 30, 1997)
--------------------------------------------------------------------------------
1.  Japan                                      27.09%
2.  Germany                                     9.47%
3.  France                                      8.60%
4.  United Kingdom                              8.04%
5.  Switzerland                                 6.55%
6.  Australia                                   6.30%
7.  Italy                                       5.75%
8.  Hong Kong                                   3.62%
9.  Austria                                     2.76%
10. Spain                                       2.37%

--------------------------------------------------------------------------------
* The total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25%.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost.

    The Institutional Class shares are sold with no sales charge. The Service Class shares are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25%.

    The inception date of the International Equity Fund and the date such shares were first offered to the public was 1/1/95.

+ The inception date of the International Equity Fund's predecessor separate account is 7/31/92 ("Separate Account"). Performance figures, and in the case of the graphs reflecting the investment of $10,000, the investment results include the historical performance of the Separate Account for the period prior to the International Equity Fund's commencement of operations on January 1, 1995. The inception date of the International Equity's Separate Account is 7/31/92. MacKay Shields Financial Corporation, the International Equity Fund's investment adviser, served as investment adviser to the Separate Account, and the investment objective, policies, restrictions, guidelines, and management style of the Separate Account were substantially similar to those of the International Equity Fund. Performance figures and investment results for the period prior to January 1, 1995 have been calculated using the Separate Account's expense structure, which generally was higher than the expense structure of the International Equity Fund. The Separate Account was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed under the 1940 Act. If the Separate Account had been registered under the 1940 Act, the Separate Account's performance and investment results may have been adversely affected.

++  Adjusted for liabilities.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
June 30, 1997 (Unaudited)

COMMON STOCKS (88.7%)+


                                                            SHARES     VALUE
                                                         ----------------------
AUSTRALIA (6.3%)
Amcor, Ltd.
 (forest products & paper)..............................     97,766 $   644,520
Boral, Ltd. (building materials & components)...........     97,500     304,584
Brambles Industries, Ltd.
 (business & public services)...........................     16,500     323,744
Broken Hill Proprietary Co., Ltd. (energy sources)......    118,279   1,726,352
Coles Myer, Ltd.
 (merchandising)........................................     87,136     449,762
CSR, Ltd. (multi-industry)..............................    111,400     428,123
Foster's Brewing Group, Ltd. (beverages & tobacco)......    178,427     328,822
Mount Isa Mines Holdings, Ltd. (metals-nonferrous)......    118,143     173,472
National Australia Bank, Ltd. (banking).................    128,905   1,831,905
News Corp., Ltd.
 (broadcasting & publishing)............................    115,672     550,260
Pacific Dunlop, Ltd.
 (multi-industry).......................................     83,030     243,830
Rio Tinto, Ltd.
 (metals-nonferrous)....................................     38,842     657,039
Santos, Ltd. (energy sources)...........................     40,400     168,579
Westpac Banking Corp., Ltd. (banking)...................     91,770     547,930
WMC, Ltd. (metals-nonferrous)...........................     82,225     514,347
                                                                    -----------
                                                                      8,893,269
                                                                    -----------
AUSTRIA (2.7%)
Austrian Airlines Oesterreichische Luftverkehrs AG
 (transportation-airlines) (a)..........................        650     104,966
Bank Austria AG (banking)...............................     10,100     560,147
Creditanstalt-Bankverein Stamm AG (banking).............      6,200     362,057
EA-Generali AG (insurance)..............................      1,500     394,542
Flughafen Wien AG
 (transportation-airlines)..............................      3,950     166,878
Oesterreichische Brau-Beteiligungs AG (beverages &
 tobacco)...............................................      3,000     177,391
OMV AG (energy sources).................................      5,350     685,447
Verbundgesellschaft-Oesterreichische
 Elektrizitatswirtschafts AG Class A (utilities-
 electrical & gas)......................................      5,800     408,590
Voest-Alpine Technologie AG (machinery & engineering)...      2,850     521,661
Wienerberger Baustoffindustrie AG (building materials &
 components)............................................      2,050     421,167
                                                                    -----------
                                                                      3,802,846
                                                                    -----------

                                                            SHARES     VALUE
                                                         ----------------------
BELGIUM (1.2%)
Electrabel, S.A.
 (utilities-electrical & gas)...........................      1,210 $   259,498
Fortis AG (insurance)...................................      1,630     336,877
Generale de Banque, S.A. (banking)......................        530     204,183
Kredietbank N.V. (banking)..............................        510     205,699
PetroFina, S.A. (energy sources)........................        780     295,615
Reunies Electrobel & Tractebel, S.A. (multi-industry)...        580     241,999
Solvay, S.A. Class A (chemicals)........................        360     212,292
                                                                    -----------
                                                                      1,756,163
                                                                    -----------
FRANCE (8.6%)
Alcatel Alsthom, S.A.
 (electrical & electronics).............................      3,914     490,673
AXA-UAP, S.A. (insurance)...............................     10,134     630,902
Carrefour, S.A. (merchandising).........................      1,395   1,014,127
Compagnie de Saint Gobain, S.A. (miscellaneous-materials
 & commodities).........................................      2,657     387,852
Compagnie de Suez, S.A. (banking).......................    160,460     394,937
Compagnie Financiere de Paribas, S.A. Class A (banking).      5,804     401,372
Compagnie Generale des Eaux, S.A. (business & public
 services)..............................................      5,112     655,661
Elf Aquitaine, S.A.
 (energy sources).......................................      7,095     766,188
Eridania Beghin-Say, S.A.
 (food & household products)............................      1,970     295,286
Groupe Danone, S.A.
 (food & household products)............................      2,527     417,944
Havas, S.A.
 (business & public services)...........................      5,050     364,283
Lafarge, S.A. (building materials & components).........      5,323     331,389
L'Air Liquide, S.A. (chemicals).........................      4,240     673,816
L'Oreal, S.A.
 (health & personal care)...............................      2,728   1,150,505
LVMH (Moet Hennessy Louis Vuitton), S.A.
 (beverages & tobacco)..................................      2,780     748,162
Michelin (CGDE), S.A. Class B
 (tire & rubber)........................................      5,045     303,254
Pernod-Ricard, S.A.
 (beverages & tobacco)..................................      2,680     138,316
Pinault-Printemps-Redoute, S.A. (building materials &
 components)............................................      1,030     495,445
PSA Peugeot, S.A. (automobiles).........................      1,620     156,732
Rhone-Poulenc, S.A. Class A (chemicals).................     11,262     460,384
Schneider, S.A.
 (machinery & engineering)..............................      3,096     164,953
Societe Generale, S.A. (banking)........................      4,624     516,673
Suez Lyonnaise des Eaux, S.A. (multi-industry)..........      1,281     129,171

--------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 1997 (Unaudited)

COMMON STOCKS (Continued)


                                                            SHARES     VALUE
                                                         ----------------------
FRANCE (Continued)
Thomson CSF, S.A. (aerospace & military technology).....      9,085 $   234,285
Total, S.A. Class B
 (energy sources).......................................      8,020     811,436
                                                                    -----------
                                                                     12,133,746
                                                                    -----------
GERMANY (9.5%)
Allianz AG Registered (insurance).......................      7,500   1,570,988
BASF AG (chemicals).....................................     25,550     945,002
Bayer AG (chemicals)....................................     27,850   1,071,145
Daimler-Benz AG (automobiles)...........................     12,050     978,503
Deutsche Bank AG (banking)..............................     11,500     672,498
Deutsche Telekom AG (telecommunications)................     65,500   1,578,736
Dresdner Bank AG (banking)..............................     28,700     993,157
Karstadt AG (merchandising).............................        150      53,457
Linde AG (machinery & engineering)......................        200     153,225
Mannesmann AG (machinery & engineering).................      1,000     445,902
Muenchener Rueckversicherungs-Gesellschaft AG Registered
 (insurance)............................................        159     446,195
Preussag AG (multi-industry)............................        200      58,593
RWE AG (utilities-electrical & gas).....................     11,600     499,273
Siemens AG
 (electrical & electronics).............................     32,900   1,955,081
Thyssen AG (metals-steel)...............................      1,150     272,563
VEBA AG
 (utilities-electrical & gas)...........................     12,100     680,503
Viag AG (multi-industry)................................      1,000     455,085
Volkswagen AG (automobiles).............................        700     537,092
                                                                    -----------
                                                                     13,366,998
                                                                    -----------
HONG KONG (3.6%)
Cheung Kong (Holdings), Ltd.
 (real estate)..........................................     89,000     878,828
China Light & Power Co., Ltd. (utilities-electrical &
 gas)...................................................     79,500     450,489
Hang Seng Bank, Ltd. (banking)..........................     53,500     763,077
Hong Kong Telecommunications, Ltd. (telecommunications).    352,400     841,511
Hutchison Whampoa, Ltd.
 (multi-industry).......................................    104,000     899,415
Sun Hung Kai Properties, Ltd.
 (real estate)..........................................     69,000     830,520
Swire Pacific, Ltd. Class A
 (multi-industry).......................................     50,000     450,159
                                                                    -----------
                                                                      5,113,999
                                                                    -----------
ITALY (5.7%)
Assicurazioni Generali S.p.A. (insurance)...............     42,015     763,379
Banca Commerciale Italiana S.p.A. (banking).............     97,000     200,767
Benetton Group S.p.A.
 (textile & apparel)....................................     11,440     182,630

                                                            SHARES     VALUE
                                                         ----------------------
ITALY (Continued)
Credito Italiano S.p.A. (banking).......................    119,000 $   217,613
Edison S.p.A. (energy sources)..........................     33,000     164,061
Ente Nazionale Idrocarburi S.p.A. (energy sources)......    343,000   1,941,208
Fiat S.p.A. (automobiles)...............................    153,000     550,580
Fiat S.p.A. di Risp (automobiles).......................     56,000     105,205
Istituto Bancario San Paolo di Torino S.p.A. (banking)..     50,000     364,266
Istituto Nazionale delle Assicurazioni S.p.A.
 (insurance)............................................    192,000     292,401
Italgas S.p.A.
 (utilities-electrical & gas)...........................     43,000     139,062
Mediobanca S.p.A.
 (financial services)...................................     37,900     229,983
Montedison S.p.A. (multi-industry) (a)                      276,900     182,681
Olivetti Group S.p.A. (data processing & reproduction)
 (a)....................................................    237,500      67,241
Parmalat Finanziaria S.p.A.
 (food & household products)............................    117,000     165,454
Pirelli S.p.A.
 (industrial components)................................     80,000     198,038
Riunione Adriatica di Sicurta S.p.A. (insurance)........     19,600     155,009
Sirti S.p.A. (telecommunications).......................     28,000     161,430
Telecom Italia S.p.A. (telecommunications)..............    281,000     841,011
Telecom Italia S.p.A. di Risp (telecommunications)......     81,000     160,268
Telecom Italia Mobile S.p.A. (telecommunications).......    282,000     911,988
Telecom Italia Mobile S.p.A. di Risp
 (telecommunications)...................................     69,000     123,339
                                                                    -----------
                                                                      8,117,614
                                                                    -----------
JAPAN (27.1%)
Ajinomoto Co., Inc.
 (food & household products) (c)........................     26,000     279,473
Asahi Bank, Ltd. (banking) (c)..........................     17,000     144,849
Asahi Chemical Industry Co., Ltd. (chemicals) (c).......     84,000     502,842
Asahi Glass Co., Ltd. (miscellaneous-materials &
 components) (c)........................................     50,000     498,123
Bridgestone Corp.
 (industrial components) (c)............................     30,000     697,372
Canon, Inc. (recreation & other consumer goods) (c).....     24,000     654,376
Chiba Bank, Ltd. (banking) (c)..........................     34,000     202,640
Dai Nippon Printing Co., Ltd. (business & public
 services) (c)..........................................     34,000     769,556
Daiei, Inc. (merchandising) (c).........................     37,000     237,657
Daiwa House Industry Co., Ltd. (construction & housing)
 (c)....................................................     34,000     415,976
Denso Corp.
 (industrial components) (c)............................     25,000     598,621
Fanuc, Ltd. (electronic components & instruments) (c)...      9,000     346,064

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

COMMON STOCKS (Continued)

                                                            SHARES      VALUE

                      ----------------------------------------------------------
JAPAN (Continued)
Fuji Bank, Ltd. (banking) (c)............................     63,000 $   946,958
Fuji Photo Film, Ltd. (recreation & other consumer goods)
 (c).....................................................     14,000     564,015
Fujitsu, Ltd. (data processing & reproduction) (c).......     63,000     875,386
Furukawa Electric Co.
 (industrial components) (c).............................     51,000     324,907
Hankyu Corp.
 (transportation-road & rail) (c)........................     21,000     116,168
Hitachi Corp., Ltd.
 (electrical & electronics) (c)..........................     84,000     939,617
Honda Motor Co., Ltd. (automobiles) (c)..................     23,000     693,440
Industrial Bank of Japan, Ltd. (banking) (c).............     62,000     964,436
Ito-Yokado Co., Ltd. (merchandising) (c).................      5,000     290,572
Itochu Corp. (wholesale & international trade) (c).......     98,000     528,412
Japan Airlines Co.
 (transportation-airlines) (a)(c)........................     47,000     213,992
Japan Energy Corp.
 (energy sources) (c)....................................     86,000     225,466
Joyo Bank (banking) (c)..................................     15,000      82,977
Kajima Corp.
 (construction & housing) (c)............................     26,000     152,461
Kansai Electric Power Co., Inc. (utilities-electrical &
 gas) (c)................................................     26,200     506,006
Kao Corp.
 (food & household products) (c).........................      6,000      83,370
Kawasaki Steel Corp.
 (metals-steel) (c)......................................     45,000     146,684
Kirin Brewery Co., Ltd.
 (beverages & tobacco) (c)...............................     37,000     384,778
Komatsu, Ltd.
 (machinery & engineering) (c)...........................     48,000     390,109
Kubota Corp.
 (machinery & engineering) (c)...........................    100,000     490,258
Marubeni Corp. (wholesale & international trade) (c).....     96,000     436,251
Marui Co., Ltd.
 (merchandising) (c).....................................     14,000     260,597
Matsushita Electric Industrial Co., Ltd. (appliances &
 household durables) (c).................................     22,000     444,116
Mitsubishi Chemical Corp. (chemicals) (c)................     99,000     323,570
Mitsubishi Corp.
 (multi-industry) (c)....................................     33,000     412,393
Mitsubishi Electric Corp.
 (electrical & electronics) (c)..........................    104,000     582,577
Mitsubishi Estate Co., Ltd. (construction & housing) (c).     28,000     406,189
Mitsubishi Heavy Industries, Ltd. (machinery &
 engineering) (c)........................................    175,000   1,344,277
Mitsubishi Trust & Banking Corp. (financial services)....     44,000     695,974

                                                            SHARES     VALUE
                                                         ----------------------
JAPAN (Continued)
Mitsui Engineering & Shipbuilding Co., Ltd.
 (machinery & engineering) (a)..........................    142,000 $   310,234
Mitsui Fudosan Co., Ltd. (construction & housing).......     24,000     331,383
Mitsui Marine & Fire Insurance Co., Ltd. (insurance)....     42,000     303,907
Mitsui Trust & Banking Co., Ltd. (financial services)...     28,000     211,659
Mitsukoshi, Ltd. (merchandising)........................     26,000     185,179
NEC Corp.
 (electrical & electronics).............................     40,000     559,296
Nippon Express Co., Ltd. (transportation-road & rail)...     15,000     119,943
Nippon Oil Co., Ltd.
 (energy sources).......................................     56,000     306,844
Nippon Paper Industries Co.
 (forest products & paper)..............................     26,000     150,643
Nippon Steel Corp. (metals-steel).......................    117,000     374,221
Nippon Yusen Kabushiki Kaisha (transportation-shipping).     38,000     147,776
Nissan Motor Co., Ltd. (automobiles)....................     60,000     466,138
NKK Corp. (metals-steel)................................    106,000     227,878
Nomura Securities Co., Ltd. (financial services)........     31,000     428,036
Obayashi Corp.
 (construction & housing)...............................     36,000     241,301
Oji Paper Co., Ltd.
 (forest products & paper)..............................     23,000     142,507
Osaka Gas Co., Ltd.
 (utilities-electrical & gas)...........................     46,000     132,256
Sakura Bank, Ltd. (banking).............................     84,000     644,519
Sankyo Co., Ltd.
 (health & personal care)...............................     12,000     403,742
Sanyo Electric Co., Ltd. (appliances & household
 durables)..............................................     55,000     247,052
Sekisui Chemical Co., Ltd. (building materials &
 components)............................................     13,000     131,784
Sekisui House, Ltd.
 (construction & housing)...............................     17,000     172,333
Sharp Corp. (appliances & household durables)...........     23,000     317,575
Shimizu Corp.
 (construction & housing)...............................     53,000     318,196
Shiseido Co., Ltd.
 (health & personal care)...............................     17,000     280,784
Shizuoka Bank, Ltd. (banking)...........................      6,000      68,689
Sony Corp. (appliances & household durables)............      9,200     803,184
Sumitomo Bank, Ltd. (banking)...........................     69,000   1,133,623
Sumitomo Chemical Co. (chemicals).......................     38,000     172,351
Sumitomo Electric Industries (industrial components)....     35,000     587,261

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 1997 (Unaudited)

COMMON STOCKS (Continued)

                                                            SHARES     VALUE
                                                         -----------------------
JAPAN (Continued)
Sumitomo Marine & Fire Insurance Co. (insurance)........      33,000 $   271,084
Sumitomo Metal Industries, Ltd. (metals-steel)..........       5,000      14,245
Sumitomo Metal Mining Co. (metals-nonferrous)...........      24,000     169,886
Taisho Pharmaceutical Co.
 (health & personal care)...............................      14,000     378,049
Takeda Chemical Industries, Ltd. (health & personal
 care)..................................................      30,000     844,187
Teijin, Ltd. (chemicals)................................     139,000     655,949
Tobu Railway Co., Ltd. (transportation-road & rail).....      48,000     221,901
Tohoku Electric Power
 (utilities-electrical & gas)...........................       9,000     160,448
Tokai Bank (banking)....................................      52,000     536,225
Tokio Marine & Fire Insurance Co. (insurance)...........      32,000     419,472
Tokyo Dome Corp.
 (leisure & tourism)....................................       9,000     121,123
Tokyo Electric Power Co., Inc. (utilities-electrical &
 gas)...................................................      26,300     553,904
Tokyo Gas Co., Ltd.
 (utilities-electrical & gas)...........................     151,000     419,629
Tokyu Corp.
 (transportation-road & rail)...........................      27,000     167,763
Toppan Printing Co., Ltd.
 (business & public services)...........................      40,000     629,208
Tostem Corp. (building materials & components)..........       5,000     138,513
Toto, Ltd. (building materials & components)............       6,000      73,932
Toyoda Automatic Loom Works, Ltd. (machinery &
 engineering)...........................................       5,000     113,607
Toyota Motor Corp. (automobiles)........................      80,000   2,363,026
Yamaichi Securities Co., Ltd. (financial services)......      69,000     205,620
Yamanouchi Pharmaceutical Co., Ltd. (health & personal
 care)..................................................      15,000     403,742
Yamazaki Baking Co., Ltd.
 (food & household products)............................       6,000     105,917
Yasuda Trust & Banking
 (financial services)...................................      44,000     168,418
                                                                     -----------
                                                                      38,229,647
                                                                     -----------
MALAYSIA (0.1%)
Telekom Malaysia Berhad (telecommunications)............      22,000     102,853
                                                                     -----------
NETHERLANDS (2.2%)
Elsevier N.V.
 (broadcasting & publishing)............................      10,900     182,471
ING Groep N.V. (insurance)..............................       8,905     411,317
Koninklijke PTT Nederland N.V. (forest products & paper)       7,286     286,335
Philips Electronics N.V. (appliances & household
 durables)..............................................       4,400     315,742

                                                            SHARES     VALUE
                                                         ----------------------
NETHERLANDS (Continued)
Royal Dutch Petroleum Co.
 (energy sources).......................................     25,600 $ 1,334,014
Unilever CVA N.V.
 (food & household products)............................      2,200     463,957
Wolters Kluwer CVA N.V. (broadcasting & publishing).....        910     111,003
                                                                    -----------
                                                                      3,104,839
                                                                    -----------
NEW ZEALAND (1.7%)
Brierley Investments Ltd.
 (multi-industry).......................................    354,600     346,065
Carter Holt Harvey Ltd.
 (forest products & paper)..............................    215,900     557,486
Fletcher Challenge Building (building materials &
 components)............................................     45,100     135,405
Fletcher Challenge Energy
 (energy sources).......................................     45,700     137,826
Fletcher Challenge Forest
 (forest products & paper)..............................      7,440      10,791
Fletcher Challenge Paper
 (forest products & paper)..............................     95,200     230,336
Telecom Corp. of New Zealand Ltd. (telecommunications)..    202,600   1,029,809
                                                                    -----------
                                                                      2,447,718
                                                                    -----------
NORWAY (1.9%)
Bergesen d.y. ASA Class A (transportation-shipping).....      6,200     146,937
Bergesen d.y. ASA Class B (transportation-shipping).....      3,900      92,162
Dyno Industrier ASA (chemicals).........................      3,800      98,104
Hafslund ASA Class A
 (energy sources).......................................      6,600      39,668
Hafslund ASA Class B
 (energy sources).......................................      4,900      26,639
Kvaerner ASA Class B
 (machinery & engineering)..............................      3,000     168,014
Norsk Hydro ASA (energy sources)........................     24,900   1,357,105
Norske Skogindustrier ASA Class A (forest products &
 paper).................................................      5,400     187,357
Nycomed ASA Class A
 (health & personal care)...............................      6,600      97,366
Nycomed ASA Class B
 (health & personal care)...............................      4,900      69,945
Orkla ASA Class A
 (multi-industry).......................................      4,700     346,683
                                                                    -----------
                                                                      2,629,980
                                                                    -----------
SINGAPORE (1.1%)
City Developments, Ltd.
 (real estate)..........................................     13,000     127,286
DBS Land, Ltd. (real estate)............................     25,000      79,029
Development Bank of Singapore, Ltd. Foreign Registered
 (banking)..............................................     10,000     125,887

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

COMMON STOCKS (Continued)


                                                            SHARES     VALUE
                                                         ----------------------
SINGAPORE (Continued)
Fraser & Neave, Ltd.
 (beverages & tobacco)..................................     12,000 $    85,603
Keppel Corp., Ltd.
 (machinery & engineering)..............................     12,500      55,253
Oversea-Chinese Banking Corp., Ltd. Foreign Registered
 (banking)..............................................     19,200     198,734
Singapore Airlines, Ltd.
 Foreign Registered
 (transportation-airlines)..............................     17,000     152,184
Singapore Press Holdings, Ltd. Foreign Registered
 (broadcasting & publishing)............................      6,400     128,909
Singapore Telecommunications, Ltd. (telecommunications).    224,000     413,582
United Overseas Bank, Ltd. Foreign Registered (banking).     13,000     133,650
                                                                    -----------
                                                                      1,500,117
                                                                    -----------
SPAIN (2.4%)
Acerinox, S.A. (metals-steel)...........................        924     173,454
Autopistas Concesionares Espanola, S.A. (business &
 public services).......................................     11,893     161,721
Banco de Bilbao Vizcaya, S.A. Registered (banking)......      3,850     313,328
Banco de Central Hispanoamericano, S.A. (banking).......      5,830     213,650
Banco de Santander, S.A. (banking)......................      8,940     275,955
Corporacion Bancaria de Espana, S.A. (banking)..........      1,940     108,818
Corporacion Mapfre, S.A. (insurance)....................      1,890     100,745
Empresa Nacional de Electricidad, S.A. (utilities-
 electrical & gas)......................................      4,590     386,036
Fomento de Construcciones y Contratas, S.A.
 (construction & housing)...............................      2,000     255,506
Gas Natural SDG, S.A.
 (utilities-electrical & gas)...........................      1,830     400,513
Iberdrola, S.A.
 (utilities-electrical & gas)...........................     14,580     184,381
Repsol, S.A. (energy sources)...........................      5,220     221,107
Telefonica de Espana, S.A. (telecommunications).........     19,120     553,787
                                                                    -----------
                                                                      3,349,001
                                                                    -----------
SWITZERLAND (6.6%)
Credit Suisse Group Registered (banking)................      5,200     668,793
Nestle S.A. Registered (food & household products)......      1,300   1,717,462
Novartis S.A. Registered (health & personal care).......      1,500   2,401,483
Roche Holdings AG Genusscheine (health & personal care).        200   1,811,573

                                                            SHARES     VALUE
                                                         ----------------------
SWITZERLAND (Continued)
Schweizerische Bankverein Registered (banking) (a)......      2,400 $   642,865
Schweizerische Rueckversicherungs Gesellschaft
 Registered (insurance).................................        400     566,588
UBS-Union Bank of Switzerland (banking).................        700     801,866
Zurich Versicherungs Gesellschaft Registered
 (insurance)............................................      1,600     637,652
                                                                    -----------
                                                                      9,248,282
                                                                    -----------
UNITED KINGDOM (8.0%)
Abbey National PLC (banking) (c)........................     20,208     275,784
Barclays PLC (banking) (c)..............................     17,891     354,930
Bass PLC
 (beverages & tobacco) (c)..............................     13,628     166,252
B.A.T. Industries PLC
 (beverages & tobacco) (c)..............................     37,057     331,498
BG PLC (energy sources) (c).............................     52,514     193,152
BOC Group PLC (chemicals) (c)...........................      9,367     162,910
Boots Co. PLC (merchandising) (c).......................     17,184     201,196
British Airways PLC (transportation-airlines) (c).......     21,194     241,445
British Petroleum Co. PLC
 (energy sources) (c)...................................     62,780     779,979
British Telecommunications PLC (telecommunications) (c).     64,026     475,251
BTR PLC (multi-industry) (c)............................     46,844     160,213
Cable & Wireless PLC (telecommunications) (c)...........     41,978     385,999
Centrica PLC
 (energy sources) (c)...................................     52,514      64,020
Commercial Union PLC
 (insurance) (c)........................................     15,034     158,008
EMI Group PLC (recreation & other consumer goods) (c)...      7,618     136,612
Energy Group PLC
 (energy sources) (c)...................................     17,420     185,840
General Electric Co. PLC
 (electrical & electronics) (c).........................     39,522     236,138
GKN PLC
 (machinery & engineering) (c)..........................      6,135     105,628
Glaxo Wellcome PLC
 (health & personal care) (c)...........................     42,582     878,779
Granada Group PLC
 (leisure & tourism) (c)................................      8,096     106,446
Grand Metropolitan PLC
 (multi-industry) (c)...................................     29,926     289,621
Great Universal Stores PLC (The) (merchandising) (c)....      8,956      90,625
Guinness PLC
 (beverages & tobacco) (c)..............................     28,550     279,393
Hanson PLC (multi-industry) (c).........................     21,775     108,177
HSBC Holdings PLC ((Pounds) par) (financial services)
 (c)....................................................      8,602     264,637

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 1997 (Unaudited)

COMMON STOCKS (Continued)

                                                          SHARES      VALUE
                                                         ----------------------
UNITED KINGDOM (Continued)
HSBC Holdings PLC (HK par) (financial services) (c).....    14,700 $    435,481
Imperial Chemical Industries PLC (chemicals) (c)........     6,680       92,887
Imperial Tobacco Group PLC (beverages & tobacco) (c)....    17,420      112,055
Kingfisher PLC
 (merchandising) (c)....................................     5,898       66,945
Lloyds TSB Group PLC
 (banking) (c)..........................................    63,168      647,604
Marks & Spencer PLC (merchandising) (c).................    41,348      342,701
MEPC PLC (real estate) (c)..............................     6,204       50,904
National Power PLC
 (utilities-electrical & gas) (c).......................     9,720       84,444
Peninsular & Oriental Steam Navigation Co. Deferred
 Stock (The)
 (transportation-shipping) (c)..........................    22,626      225,939
Prudential Corp. PLC
 (insurance) (c)........................................    42,229      408,688
Rank Group PLC
 (leisure & tourism) (c)................................    27,627      174,953
Redland PLC (building materials & components) (c).......    11,809       66,921
Reed International PLC (broadcasting & publishing) (c)..    17,572      170,206
Reuters Holdings PLC (broadcasting & publishing) (c)....    31,560      332,485
Rio Tinto PLC Registered
 (metals-nonferrous) (c)................................    19,008      331,061
RMC Group PLC (building materials & components) (c).....     4,593       74,569
Sainsbury (J.) PLC
 (merchandising) (c)....................................    24,989      151,593
Scottish Power PLC
 (utilities-electrical & gas) (c).......................    47,860      311,445
Thorn PLC (appliances & household durables) (c).........     7,618       21,807
Unilever PLC (food & household products) (c)............    14,361      411,456
Vodafone Group PLC
 (multi-industry) (c)...................................    41,072      199,942
                                                                   ------------
                                                                     11,346,619
                                                                   ------------
Total Common Stocks
 (Cost $112,350,759)....................................            125,143,691
                                                                   ------------
PREFERRED STOCK (0.1%)
AUSTRIA (0.1%)
Creditanstalt-Bankverein Vorzug AG (banking)............     2,400       96,501
                                                                   ------------
Total Preferred Stock
 (Cost $140,469)........................................                 96,501
                                                                   ------------

WARRANTS (0.0%) (b)

                                                          SHARES      VALUE
                                                         ----------------------
FRANCE (0.0%) (b)
Compagnie Generale des Eaux, S.A. Call Warrants
 Strike price FF 900
 Expire 5/2/01
 (business & public services) (a)...................        5,112  $      3,065
                                                                   ------------
Total Warrants......................................                      3,065
                                                                   ------------
OPTIONS (0.2%)
                                                      PRINCIPAL
                                                       AMOUNT
                                                     -----------
UNITED STATES (0.2%)
U.S. Dollar Call/Deutsche Mark Put
 Strike price DM 1.695
 Expire 8/25/97..................................... $9,430,000       273,272
 Strike price DM 1.745
 Expire 9/15/97.....................................  2,490,000        33,946
                                                                 ------------
Total Options
 (Cost $171,203)....................................                  307,218
                                                                 ------------
SHORT-TERM
INVESTMENT (1.0%)
COMMERCIAL PAPER (1.0%)
UNITED STATES (1.0%)
Merrill Lynch & Co. Inc.
 6.22%, due 7/1/97..................................  1,500,000     1,500,000
                                                                 ------------
Total Short-Term Investment
 (Cost $1,500,000)..................................                1,500,000
                                                                 ------------
Total Investments
 (Cost $114,162,431) (d)............................       90.0%  127,050,475 (e)
Cash and Other Assets,
 Less Liabilities...................................       10.0    14,056,269
                                                     ----------  ------------
Net Assets..........................................      100.0% $141,106,744
                                                     ==========  ============

--------
(a) Non-income producing securities.
(b) Less than one tenth of a percent.
(c) Segregated or partially segregated as collateral for options and forward foreign currency contracts.
(d) The cost for Federal income tax purposes is $114,664,192.
(e) At June 30, 1997 net unrealized appreciation for securities was $12,386,283, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $20,997,428 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $8,611,145.
(f) The following abbreviations are used in the above portfolio:
    DM--Deutsche Mark
    FF--French Franc
    HK--Hong Kong Dollar
    (Pounds)--Pound Sterling

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.



The table below sets forth the diversification of International Equity Fund investments by industry.

INDUSTRY DIVERSIFICATION

                                                             VALUE     PERCENT +
                                                         ----------------------
Aerospace & Military Technology.........................  $    234,285     0.2%
Appliances & Household Durables.........................     2,286,089     1.6
Automobiles.............................................     5,850,715     4.1
Banking.................................................    17,819,563    12.6
Beverages & Tobacco.....................................     2,752,270     1.9
Broadcasting & Publishing...............................     1,475,335     1.0
Building Materials & Components.........................     2,173,708     1.5
Business & Public Services..............................     2,907,238     2.1
Chemicals...............................................     5,371,253     3.8
Construction & Housing..................................     2,293,345     1.6
Data Processing & Reproduction..........................       942,627     0.7
Electrical & Electronics................................     4,763,382     3.4
Electronic Components & Instruments.....................       346,064     0.2
Energy Sources..........................................    11,430,546     8.1
Financial Services......................................     4,139,808     2.9
Food & Household Products...............................     3,940,319     2.8
Forest Products & Paper.................................     2,209,973     1.6
Health & Personal Care..................................     8,720,155     6.2
Industrial Components...................................     2,406,200     1.7
Insurance...............................................     7,867,754     5.6
Leisure & Tourism.......................................       402,521     0.3
Machinery & Engineering.................................     4,263,121     3.0
Merchandising...........................................     3,344,412     2.4
Metals-Nonferrous.......................................     1,845,805     1.3
Metals-Steel............................................     1,209,045     0.9
Miscellaneous-Materials & Commodities...................       387,852     0.3
Miscellaneous-Materials & Components....................       498,123     0.4
Multi-Industry..........................................     4,952,150     3.5
Real Estate.............................................     1,966,567     1.4
Recreation & Other Consumer Goods.......................     1,218,391     0.9
Telecommunications......................................     7,579,562     5.4
Textile & Apparel.......................................       182,631     0.1
Tire & Rubber...........................................       303,254     0.2
Transportation-Airlines.................................       879,465     0.6
Transportation-Road & Rail..............................       625,774     0.4
Transportation-Shipping.................................       612,815     0.4
Utilities-Electrical & Gas..............................     5,576,477     4.0
Wholesale & International Trade.........................       964,663     0.7
                                                          ------------   -----
                                                           126,743,257    89.8
Cash and Other Assets,
 Less Liabilities.......................................    14,363,487    10.2
                                                          ------------   -----
Net Assets..............................................  $141,106,744   100.0%
                                                          ============   =====

--------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1997 (Unaudited)


ASSETS:
 Investment in securities, at value
  (identified cost $114,162,431)................................. $127,050,475
 Cash denominated in foreign currencies (identified cost
  $11,588,369)...................................................   11,749,188
 Cash............................................................      117,542
 Receivables:
 Investment securities sold......................................    6,938,071
 Dividends and interest..........................................      596,844
 Fund shares sold................................................       10,323
 Unrealized net appreciation on forward foreign currency
  contracts......................................................      628,099
 Unamortized organization expense................................        5,674
                                                                  ------------
   Total assets..................................................  147,096,216
                                                                  ------------
LIABILITIES:
 Payables:
 Investment securities purchased.................................    5,838,389
 Administrator...................................................       55,667
 Adviser.........................................................       39,860
 Custodian.......................................................       11,600
 Transfer agent..................................................        3,745
 Accrued expenses................................................       40,211
                                                                  ------------
   Total liabilities.............................................    5,989,472
                                                                  ------------
 Net assets...................................................... $141,106,744
                                                                  ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
  1 billion shares authorized
 Institutional Class............................................. $     11,777
 Institutional Service Class.....................................           67
 Additional paid-in capital......................................  119,698,205
 Accumulated distribution in excess of net investment income.....   (1,386,314)
 Accumulated undistributed net realized gain on investments......      791,974
 Accumulated undistributed net realized gain on foreign currency
  transactions...................................................    8,326,592
 Net unrealized appreciation on investments......................   12,888,044
 Net unrealized appreciation on translation of assets and
  liabilities in foreign currencies and forward foreign currency
  contracts......................................................      776,399
                                                                  ------------
 Net assets...................................................... $141,106,744
                                                                  ============
Institutional Class
 Net assets applicable to outstanding shares..................... $140,315,544
                                                                  ============
 Shares of capital stock outstanding.............................   11,777,246
                                                                  ============
 Net asset value per share outstanding........................... $      11.91
                                                                  ============
Institutional Service Class
 Net assets applicable to outstanding shares..................... $    791,200
                                                                  ============
 Shares of capital stock outstanding.............................       66,790
                                                                  ============
 Net asset value per share outstanding........................... $      11.85
                                                                  ============

STATEMENT OF OPERATIONS
For the six months ended June 30,
1997 (Unaudited)

INVESTMENT INCOME:
 Income:
 Dividends (a).................................................... $ 1,465,798
 Interest.........................................................     225,790
                                                                   -----------
   Total income...................................................   1,691,588
                                                                   -----------
 Expenses:
 Administration...................................................     323,141
 Advisory.........................................................     226,199
 Custodian........................................................      34,833
 Professional.....................................................      25,142
 Registration.....................................................      18,671
 Transfer agent...................................................      12,522
 Shareholder communication........................................       6,557
 Directors........................................................       2,015
 Amortization of organization expense.............................       1,124
 Service..........................................................         888
 Miscellaneous....................................................      12,767
                                                                   -----------
   Total expenses before
    reimbursement.................................................     663,859
 Expense reimbursement from Administrator.........................     (16,690)
                                                                   -----------
   Net expenses...................................................     647,169
                                                                   -----------
 Net investment income............................................   1,044,419
                                                                   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS:
 Net realized gain from:
 Security transactions............................................   2,251,765
 Foreign currency transactions....................................   8,326,592
                                                                   -----------
 Net realized gain on investments and foreign currency
  transactions....................................................  10,578,357
                                                                   -----------
 Net change in unrealized appreciation on investments:
 Security transactions............................................   8,065,315
 Translation of assets and liabilities in foreign currencies and forward foreign currency contracts..............................  (4,283,056)
                                                                   -----------
 Net unrealized gain on investments and foreign currencies........   3,782,259
                                                                   -----------
 Net realized and unrealized gain on investments and foreign currency transactions...........................................  14,360,616
                                                                   -----------
 Net increase in net assets resulting from operations............. $15,405,035
                                                                   ===========

--------
(a) Dividends recorded net of foreign withholding taxes of $210,644.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
INTERNATIONAL EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1997 (Unaudited) and the year ended December 31, 1996


                                                        1997          1996
                                                    ------------  ------------
INCREASE IN NET ASSETS:
 Operations:
 Net investment income............................. $  1,044,419  $    937,888
 Net realized gain on investments..................    2,251,765       460,599
 Net realized gain on foreign currency
  transactions.....................................    8,326,592     4,894,535
 Net change in unrealized appreciation on
  investments......................................    8,065,315     1,369,142
 Net change in unrealized appreciation on
  translation of assets and liabilities in foreign
  currencies and forward foreign currency
  contracts........................................   (4,283,056)    4,942,018
                                                    ------------  ------------
 Net increase in net assets resulting from
  operations.......................................   15,405,035    12,604,182
                                                    ------------  ------------
 Dividends and distributions to shareholders:
 From net investment income:
  Institutional Class..............................          --     (9,112,198)
  Institutional Service Class......................          --        (51,313)
 From net realized gain on investments and foreign
  currency transactions:
  Institutional Class..............................          --     (1,291,175)
  Institutional Service Class......................          --         (7,470)
                                                    ------------  ------------
   Total dividends and distributions to
    shareholders...................................          --    (10,462,156)
                                                    ------------  ------------
 Capital share transactions:
 Net proceeds from sale of shares:
  Institutional Class..............................    5,143,113    19,867,037
  Institutional Service Class......................       80,628       502,618
 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
  Institutional Class..............................          --     10,402,553
  Institutional Service Class......................          --         58,778
                                                    ------------  ------------
                                                       5,223,741    30,830,986
 Cost of shares redeemed:
  Institutional Class..............................   (6,428,700)   (2,847,352)
  Institutional Service Class......................      (98,744)      (47,939)
                                                    ------------  ------------
  Increase (decrease) in net assets derived from
   capital share transactions......................   (1,303,703)   27,935,695
                                                    ------------  ------------
  Net increase in net assets.......................   14,101,332    30,077,721
NET ASSETS:
 Beginning of period...............................  127,005,412    96,927,691
                                                    ------------  ------------
 End of period..................................... $141,106,744  $127,005,412
                                                    ============  ============
 Accumulated distribution in excess of net
  investment income................................ $ (1,386,314) $ (2,430,733)
                                                    ============  ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)


                                       INSTITUTIONAL               INSTITUTIONAL                 INSTITUTIONAL
                         INSTITUTIONAL    SERVICE    INSTITUTIONAL    SERVICE    INSTITUTIONAL      SERVICE
                             CLASS         CLASS         CLASS         CLASS         CLASS           CLASS
                         ------------- ------------- ------------- ------------- -------------   -------------
                                 SIX MONTHS                                          JANUARY 1, 1995(a)
                                    ENDED                    YEAR ENDED                    THROUGH
                               JUNE 30, 1997*             DECEMBER 31, 1996           DECEMBER 31, 1995
                         --------------------------- --------------------------- -----------------------------
Net asset value at
 beginning of period....   $  10.63      $  10.58      $  10.35      $  10.33      $  10.00        $  10.00
                           --------      --------      --------      --------      --------        --------
Net investment income...       0.09          0.08          0.64          0.62          0.36            0.35
Net realized and
 unrealized gain on
 investments............       0.85          0.85          0.09          0.09          0.17            0.16
Net realized and
 unrealized gain on
 foreign currency
 transactions...........       0.34          0.34          0.51          0.48          0.18            0.17
                           --------      --------      --------      --------      --------        --------
Total from investment
 operations.............       1.28          1.27          1.24          1.19          0.71            0.68
                           --------      --------      --------      --------      --------        --------
Less dividends and
 distributions:
From net investment
 income.................        --            --          (0.84)        (0.82)        (0.10)          (0.09)
From net realized gain
 on investments and
 foreign currency
 transactions...........        --            --          (0.12)        (0.12)        (0.26)          (0.26)
In excess of net
 investment income......        --            --            --            --          (0.00)(b)       (0.00)(b)
                           --------      --------      --------      --------      --------        --------
Total dividends and
 distributions..........        --            --          (0.96)        (0.94)        (0.36)          (0.35)
                           --------      --------      --------      --------      --------        --------
Net asset value at end
 of period..............   $  11.91      $  11.85      $  10.63      $  10.58      $  10.35        $  10.33
                           ========      ========      ========      ========      ========        ========
Total investment return
 (d)....................      12.04%        12.00%        12.09%        11.59%         7.17%           6.86%
Ratios (to average net
 assets)/Supplemental
 Data:
 Net investment income..       1.62%+        1.37%+        0.83%         0.58%         1.05%           0.80%
 Net expenses...........       1.00%+        1.25%+        1.00%         1.25%         1.00%           1.25%
 Expenses (before
  reimbursement)........       1.03%+        1.28%+        1.07%         1.32%         1.07%           1.32%
Portfolio turnover
 rate...................         15%           15%           23%           23%           26%             26%
Average commission rate
 paid...................   $ 0.0340      $ 0.0340      $ 0.0349      $ 0.0349          (c)             (c)
Net assets at end of
 period (in 000's)......   $140,316      $    791      $126,280      $    725      $ 96,714        $    213

--------
 * Unaudited.
 + Annualized.
(a) Commencement of operations.
(b) Less than one cent per share.
(c) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.
(d) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MULTI-ASSETS FUND
================================================================================

--------------------------------------------------------------------------------
MARKET HIGHLIGHTS FOR THE 6-MONTHS 6/30/97
--------------------------------------------------------------------------------
 . Low interest rates, moderating economic growth, and strong corporate earnings provided the backdrop for extraordinary gains in the U.S. stock market during the first half of 1997

 . Corporate restructuring, low interest rates, and a strong dollar led to positive stock performance in core European markets, and Australian stocks performed well as its economy improved

 . The S&P 500 Index* returned 20.62% over the first six months of 1997

 . In a relatively quiet bond market, the Salomon Brothers Broad Investment
   Grade Bond Index + returned 3.07% for the six months ended 6/30/97

--------------------------------------------------------------------------------
FUND HIGHLIGHTS FOR HE 6- MONTH AND 12-MONTH PERIODS ENDED 6/30/97
--------------------------------------------------------------------------------
 . One-year total returns of 25.41% and 25.15% for Institutional Class shares and Service Class shares, respectively, as of 6/30/97

 . Institutional Class shares received a 4-star overall rating from Morningstar, Inc.++

 . The Fund benefited from an 80% allocation to stocks throughout the first half of the year, including some investments in foreign equities(S)

 . Both share classes outperformed the average Lipper flexible portfolio fund over the first six months of 1997

During the first six months of the year, inflation in the U.S. remained low and corporate earnings were generally strong. Economic growth was faster than some expected in the first quarter, but the Federal Reserve Board's preemptive move to raise interest rates slightly in late March helped bring the growth rate to what some feel is a more sustainable level. Against this backdrop, the U.S. stock market started 1997 on a strong note, underwent a sharp downturn in March and April, then soared to record highs in May and June. The S&P 500 Index rose 20.62% over the first six months of 1997, almost twice the rate investors might normally expect for an entire year since 1926.||

Core European stock markets also had favorable returns, based on corporate restructuring, low interest rates, and a strong dollar, which improved profit potential for exporters. Australian stocks also did well during a period of improving economic fundamentals.
--------------------------------------------------------------------------------
* "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's. The MainStay Institutional Funds are neither sponsored by nor affiliated with Standard & Poor's. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

+ The Salomon Brothers Broad Investment Grade Bond Index is an unmanaged index generally considered representative of the U.S. bond market.

++ Morningstar, Inc. is an independent fund performance monitor. Its ratings reflect historic risk-adjusted performance, taking into account fees and other sales charges and may change monthly. Its ratings of 1 (low) to 5
    (high) stars are based on a fund's 3-, 5-, and 10-year average annual returns with fee adjustments in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill monthly returns. Only 10% of the funds in a rating group may receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and 10% receive 1 star. As of 6/30/97, the individual 3- and 5-year ratings for the MainStay Institutional Multi-Asset Fund were 4 stars and 4 stars, respectively, out of 1,997 and 1,134 domestic equity funds for the respective period. The Fund's Service Class shares, introduced 1/1/95, will not be rated by Morningstar until they have three years of performance history.

(S) Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

|| Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved. From 1926 to 1996, the average annual total return for stocks was 10.70%. Past performance is no guarantee of future results.

================================================================================

--------------------------------------------------------------------------------
Asset allocation Apportioning investments among different categories of assets, such as cash equivalents, common stock, income investments, and international securities--or subcategories, such as government, corporate, and mortgage-backed bonds.
--------------------------------------------------------------------------------

In the bond markets, the Federal Reserve Board's preemptive rate increase had a negative impact on bond prices, causing the Salomon Brothers Broad Investment Grade (BIG) Index to fall 0.70% in the first quarter. Fortunately, bonds rallied in the second quarter as economic growth slowed, unemployment reached 10-year lows, and inflation remained modest. As a result, the Salomon Brothers BIG Index returned 3.07% for the first half of 1997.

Given this context, how did the MainStay Institutional Multi-Asset Fund do in the first six months of 1997?

Very well. The MainStay Institutional Multi-Asset Fund provided total returns of 16.76% and 16.60% for Institutional Class shares and Service Class shares, respectively, for the six months ended 6/30/97. Both share classes returned more than one and a half times the 10.25% total return of the average Lipper flexible portfolio fund over the same period. As a result, the Fund earned a 4-star overall rating from Morningstar, Inc.++ as of 6/30/97.

What explains the Fund's substantial outperformance of its peers?

Our asset allocation models indicated that stocks would substantially outperform bonds and money market instruments during the reporting period. Despite the dip in March and April, our 80% allocation to stocks over the first half of the year proved very beneficial. This amount represents the Fund's maximum allowable allocation to equities. While bonds had positive returns for the first half of the year, the 3.07% return of the Salmon Brothers BIG Index was meager in comparison with the 20.62% return of the S&P 500 Index. During the first half of the year, the Fund also invested in foreign equity securities, which had a positive impact on performance.

How much of the Fund's portfolio was invested in bonds and money market securities?

In accordance with the Fund's asset class constraints, we allocated the minimum of 10% to bonds and 10% to money market instruments throughout the first half of 1997.

Which stock sectors provided the best returns?

In domestic equities, the Fund seeks to track the makeup and total return performance of the S&P 500 Index. The best performing sector of the Index, truckers, consists of a single stock, Caliber System, that advanced 96.58%. But since this stock represents only 0.02% of the Index, its impact was negligible. The savings & loans sector gained 45.93% and represented 0.36% of the Index, and office equipment & supply companies gained 39.60%, representing 0.55% of the Index.

Were there individual stocks that had a major impact on performance?

Yes there were. General Electric represents 3.29% of the Index and gained 32.92% in the first half of 1997. Coca-Cola, which was up 28.82% for the first six months of 1997, represented 2.45% of the Index. Microsoft, representing 2.20% of the Index, gained 52.95% in the first half of the year. Other major contributors to performance were Exxon and Merck, with gains of 27.38% and 31.80%. These stocks represented 2.17% and 1.74% of the Index, respectively.

Which sectors underperformed?

Gold, which represented 0.32% of the Index, was down 17.21% as European banks sold reserves, interest rates and inflation remained low, and fraudulent claims by some small gold exploration companies reached the headlines. Oil exploration & production companies lost 12.13% due to mild weather and lower oil prices. These companies represent 0.23% of the Index. Photography/imaging companies lost 7.42%, representing 0.45% of the Index. Much of the loss was due to IKON's announcement of lower-than-anticipated profits.

--------------------------------------------------------------------------------

++   See footnote on page 59 for more information on Morningstar, Inc.

================================================================================

--------------------------------------------------------------------------------
Local terms   Performance reports in local terms reflect results within a specific country with returns denominated in its local currency. They do not consider the impact of currency fluctuations or exchange rates when translated into other currencies.

Dollar-bloc   Major markets, including Canada, Australia, New Zealand, Hong
Kong, and others, whose currencies are tied to the U.S. dollar and tend to move in the same general direction as the U.S. dollar relative to other currencies.

Basis point   One hundredth of one percent in the yield of an investment, i.e.,
100 basis points equals 1%.
--------------------------------------------------------------------------------

Which foreign markets did the Fund invest in?

During the first half of 1997, 3% of the Fund's net assets were invested in France, where the CAC-40 Index# returned 25.90% in local terms. In the first two months of the year, 5% of net assets were invested in Germany's DAX Index,** which rose 12.85% in local terms during that period. In May, another 5% allocation to German stocks paid off with a 3.19% return on the DAX Index, in local terms.

In May, 3% of net assets were allocated to Australian stocks, which yielded a return of 5.15% as measured by the Australian All Ordinaries Index.++ Also in May, 5% of net assets were allocated to Britain's FTSE-100 Index,++++ which gained 4.50%.

Why did these markets do so well?

Core European markets benefited from corporate restructuring, low interest rates, and a strong dollar, which helped firms that export products to the United States and other dollar-bloc countries. Britain and France both responded favorably in the wake of new elections in these countries. The Australian market also performed well as its economic fundamentals improved.

While the allocations to bonds and money market instruments were low, how did they perform?

Generally speaking, the bond and money markets were relatively quiet during the first half of the year. A preemptive 25 basis point interest rate hike initiated by the Federal Reserve Board in late March had a dampening effect on first-quarter performance, but bonds generally rallied in the second quarter, with strong performance among mortgage-backed securities and long-term BBB-rated corporate bonds, which both returned 3.77% for the six months ended 6/30/97. Although high-yield securities did especially well, the Fund only holds investment-grade securities which may involve less risk than high yield issues.

Which bond sectors did poorly?

As bond prices rise, higher-quality securities with lower risk profiles tend to underperform. During the first half of the year, while Treasuries and AAA/AA corporate bonds both posted returns consistent with their historical averages since 1926(S)(S) their performance was low relative to other sectors.

What is your outlook for the future?

While no one can predict what the markets will do next, we believe that as long as interest rates remain low and growth rates remain modest, equities may offer advantages over bonds and money market instruments. On the other hand, if inflation heats up or wages increase faster than corporate productivity, both stocks and bonds could face challenges. Whatever develops, we will continue to seek to maximize total return with diversified investments in stocks, bonds, and money market instruments.

James A. Mehling, CFA
Portfolio Manager

--------------------------------------------------------------------------------
        Past performance is no guarantee of future results.

# The CAC-40 Index is a narrow based capitalization-weighted index of 40 companies listed on the Paris Exchange.

** The German Stock Index (DAX) is a total rate of return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange.

++ The Australian All Ordinaries Index is a capitalization-weighted index of common stocks listed on the Australian Stock Exchange.

++++ The British FTSE-100 Stock Index is a capitalization-weighted index of the 100 most highly capitalized companies traded on the London Stock Exchange.

(S)(S) Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved. From 1926 to 1996, the average annual total returns for high grade corporate bonds overall was 5.6%, making the 6-month average return 2.8%. Past performance is no guarantee of future results.

                             [GRAPH APPEARS HERE]

                  $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
            MULTI-ASSET FUND VS. LIPPER FLEXIBLE PORTFOLIO AVERAGE

                          INSTITUTIONAL CLASS SHARES

                                               LIPPER FLEXIBLE
              DATE      MULTI-ASSET FUND       PORTFOLIO AVERAGE
              ----      ----------------       -----------------
              1/2/91         10,000                  10,000
                             10,560                  11,123
                             10,650                  11,150
                             11,130                  11,723
                  91         11,790                  12,551
                             11,607                  12,545
                             11,912                  12,611
                             12,332                  13,017
                  92         12,626                  13,560
                             13,098                  14,162
                             13,244                  14,388
                             13,548                  14,940
                  93         13,736                  15,223
                             13,313                  14,828
                             13,289                  14,700
                             13,583                  15,162
                  94         13,618                  14,981
                             14,460                  17,096
                             15,379                  18,132
                             16,362                  18,804
                  95         17,269                  19,473
                             18,031                  19,909
                             18,676                  19,909
                             18,793                  19,827
                  96         23,422                  23,002
             6/30/97

                             [GRAPH APPEARS HERE]

                  $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
             MULTI-ASSET FUND VS LIPPER FLEXIBLE PORTFOLIO AVERAGE

                             SERVICE CLASS SHARES

                                              LIPPER FLEXIBLE
                DATE     MULTI-ASSET FUND     PORTFOLIO AVERAGE
                ----     ----------------     -----------------
                1/2/91        10,000                10,000
                              10,560                11,123
                              10,650                11,150
                              11,130                11,723
                    91        11,790                12,551
                              11,607                12,545
                              11,912                12,611
                              12,332                13,017
                    92        12,626                13,560
                              13,098                14,162
                              13,244                14,388
                              13,548                14,940
                    93        13,736                15,223
                              13,313                14,828
                              13,289                14,700
                              13,583                15,162
                    94        13,618                14,981
                              14,473                17,096
                              15,379                18,132
                              16,349                18,804
                    95        17,254                19,473
                              18,000                19,909
                              18,629                19,909
                              18,732                19,827
                    96        23,315                23,002
               6/30/97

 . Multi-Asset Fund--Lipper Flexible Portfolio Fund Average
Source: Lipper Analytical Services, Inc.
These graphs assume a $10,000 investment made on 1/2/91.


                             Total Return*           SEC Average Annual Total Return*
PERFORMANCE               as of June 30, 1997             as of June 30, 1997
----------------------------------------------------------------------------------------------
                             Year to Date       One Year      Five Year      Since Inception
----------------------------------------------------------------------------------------------
Multi-Asset Fund
 Institutional Class            16.76%           25.41%        14.48%            13.99%
Multi-Asset Fund Service
 Class+                         16.60%           25.15%        14.37%            13.91%
Average Lipper Flexible
 Portfolio Fund                 10.25%           18.48%        12.72%            13.65%

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                           [BAR GRAPH APPEARS HERE]

                          Institutional Class Shares


                         Year-end         Total Return %*
                         --------          ---------------
                           1991                 17.90
                           1992                  7.09
                           1993                  8.79
                           1994                 -0.86
                           1995                 26.81
                           1996                 16.16
                           1997 as of 6/30/97   16.76

--------------------------------------------------------------------------------

TOP 10 EQUITY HOLDINGS
(% of net assets as of June 30, 1997)
--------------------------------------------------------------------------------
 1. General Electric Co.                   2.34%
 2. Coca-Cola Co.                          1.89%
 3. Exxon Corp.                            1.67%
 4. Microsoft Corp.                        1.65%
 5. Merck & Co., Inc.                      1.36%
 6. Intel Corp.                            1.27%
 7. Royal Dutch Petroleum Co.              1.26%
 8. Philip Morris Cos.                     1.17%
 9. Proctor & Gamble Co.                   1.04%
10. International Business Machines Corp.  0.98%

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

TOP 5 INDUSTRY HOLDINGS
(% of net assets as of June 30, 1997)
--------------------------------------------------------------------------------
1.  Oil-Integrated International     4.83%
2.  Major Regional Banks             3.53%
3.  Drugs                            3.41%
4.  Health Care-Diversified          3.33%
5.  Electrical Equipment             3.11%

-------------------------------------------------------------------------------


* The total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25%.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to December 31, 1994. Performance figures for these two Classes after this date will vary based on differences in their expense structures.

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost.

  The Institutional Class shares are sold with no sales charge. The Service Class shares, first offered 1/1/95, are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25%.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
MULTI-ASSET FUND
PORTFOLIO OF INVESTMENTS
June 30, 1997 (Unaudited)

LONG-TERM BONDS (8.8%)+
CORPORATE BONDS (1.5%)


                                                        PRINCIPAL
                                                         AMOUNT       VALUE
                                                     --------------------------
BANKS (0.4%)
First Union Corp.
 8.77%, due 11/15/04.................................. $ 1,000,000 $  1,042,500
Morgan (J.P.) & Co. Inc.
 8.50%, due 8/15/03...................................     500,000      538,125
                                                                   ------------
                                                                      1,580,625
                                                                   ------------
BROKERAGE (0.1%)
PaineWebber Group, Inc.
 7.75%, due 9/1/02....................................     400,000      411,000
                                                                   ------------
CHEMICALS (0.1%)
Rhone-Poulenc S.A.
 7.75%, due 1/15/02...................................     350,000      360,062
                                                                   ------------
CONGLOMERATES (0.2%)
Tenneco Inc.
 10.20%, due 3/15/08..................................     500,000      606,875
                                                                   ------------
CONSUMER FINANCIAL SERVICES (0.1%)
Bear Stearns Cos., Inc. (The)
 6.625%, due 1/15/04..................................     500,000      486,875
                                                                   ------------
FOOD, BEVERAGES & TOBACCO (0.1%)
Coca-Cola Enterprises
 8.50%, due 2/1/22....................................     500,000      553,125
                                                                   ------------
OIL--INTEGRATED DOMESTIC (0.1%)
Occidental Petroleum Corp.
 10.125%, due 11/15/01................................     500,000      559,375
                                                                   ------------
UTILITIES--ELECTRIC (0.3%)
Florida Power & Light Co.
 6.875, due 4/1/04....................................     500,000      495,625
Houston Lighting & Power
 7.75%, due 3/15/23...................................     500,000      500,625
                                                                   ------------
                                                                        996,250
                                                                   ------------
UTILITIES--TELEPHONE (0.1%)
Pacific Bell
 7.125%, due 3/15/26..................................     500,000      483,750
                                                                   ------------
Total Corporate Bonds
 (Cost $5,948,733)....................................                6,037,937
                                                                   ------------

FOREIGN GOVERNMENT (0.3%)

CANADA (0.3%)
Manitoba (Province of)
 9.625%, due 3/15/99 (f)..............................     500,000      526,250
Quebec (Province of)
 9.375%, due 4/1/99 (f)...............................     500,000      525,625
                                                                   ------------
Total Foreign Government
 (Cost $1,060,440)....................................                1,051,875
                                                                   ------------

U.S. GOVERNMENT &
FEDERAL AGENCIES (7.0%)

                                                        PRINCIPAL
                                                         AMOUNT       VALUE
                                                    ------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION GOLD
 (MORTGAGE PASS-THROUGH SECURITIES)(0.9%)
 7.00%, due 3/1/26-10/1/26......................... $   974,358 $    956,393
 7.50%, due 7/1/11-9/1/11..........................     934,415      948,723
 7.75%, due 10/1/07................................     701,930      711,363
 8.00%, due 10/1/11-11/1/11........................     900,262      926,145
                                                                ------------
                                                                   3,542,624
                                                                ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES)(2.1%)
 6.50%, due 11/1/03................................     954,049      942,422
 7.00%, due 10/1/03-6/1/26.........................   1,923,893    1,908,235
 7.50%, due 7/1/11-10/1/11.........................     920,717      933,953
 8.00%, due 7/1/09-11/1/11.........................   1,857,487    1,910,889
 8.50%, due 6/1/26-10/1/26.........................     880,265      913,276
 9.00%, due 6/1/26-9/1/26..........................   1,683,580    1,775,124
                                                                ------------
                                                                   8,383,899
                                                                ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION I
 (MORTGAGE PASS-THROUGH SECURITIES)(1.2%)
 7.00%, due 7/15/11-10/15/11.......................     961,125      963,229
 7.50%, due 3/15/26-6/15/26........................     934,053      936,971
 8.00%, due 8/15/26-10/15/26.......................     978,592    1,000,917
 8.50%, due 11/15/26...............................     915,252      951,290
 9.00%, due 4/15/26-11/15/26.......................     949,144    1,003,126
                                                                ------------
                                                                   4,855,533
                                                                ------------
RESOLUTION FUNDING CORPORATION (0.1%)
 (zero coupon), due 10/15/10.......................     500,000      202,985
                                                                ------------
UNITED STATES TREASURY BONDS (0.9%)
 6.25%, due 8/15/23................................   1,000,000      925,630
 8.125%, due 5/15/21...............................   1,000,000    1,144,180
 10.625%, due 8/15/15..............................   1,000,000    1,390,260
                                                                ------------
                                                                   3,460,070
                                                                ------------
UNITED STATES TREASURY NOTES (1.8%)
 5.00%, due 1/31/99................................   1,000,000      984,810
 6.375%, due 1/15/99...............................   1,000,000    1,005,530
 7.50%, due 11/15/01-5/15/02.......................   2,000,000    2,088,090
 7.875%, due 4/15/98-11/15/99......................   2,000,000    2,053,260
 8.25%, due 7/15/98................................   1,000,000    1,023,790
                                                                ------------
                                                                   7,155,480
                                                                ------------
Total U.S. Government &
 Federal Agencies
 (Cost $27,473,656)................................               27,600,591 (c)
                                                                ------------
Total Long-Term Bonds
 (Cost $34,482,829)................................               34,690,403
                                                                ------------

----------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MULTI-ASSET FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 1997 (Unaudited)

COMMON STOCKS (74.2%)



                                                            SHARES     VALUE
                                                         ----------------------
AEROSPACE/DEFENSE (1.4%)
Boeing Co. .............................................    30,747 $  1,631,513
General Dynamics Corp. .................................     2,773      207,975
Lockheed Martin Corp. ..................................     8,136      842,585
McDonnell Douglas Corp..................................     9,021      617,938
Northrop Grumman Corp...................................     2,454      215,492
Raytheon Co.............................................     9,996      509,796
Rockwell International Corp.............................     9,409      555,131
United Technologies Corp. ..............................    10,147      842,201
                                                                   ------------
                                                                      5,422,631
                                                                   ------------
AIRLINES (0.2%)
AMR Corp. (a)...........................................     3,882      359,085
Delta Air Lines, Inc. ..................................     3,340      273,880
Southwest Airlines Co...................................     6,276      162,392
US Airways Group, Inc. (a)..............................     3,327      116,445
                                                                   ------------
                                                                        911,802
                                                                   ------------
ALUMINUM (0.3%)
Alcan Aluminum Ltd......................................     9,526      330,433
Aluminum Co. of America.................................     7,340      553,253
Reynolds Metals Co......................................     3,105      221,231
                                                                   ------------
                                                                      1,104,917
                                                                   ------------
AUTOMOBILES (1.2%)
Chrysler Corp...........................................    29,405      964,852
Ford Motor Co...........................................    50,842    1,919,285
General Motors Corp.....................................    31,147    1,734,499
                                                                   ------------
                                                                      4,618,636
                                                                   ------------
AUTOPARTS--AFTER MARKET (0.2%)
Cooper Tire & Rubber Co. ...............................     3,645       80,190
Echlin Inc. ............................................     2,645       95,220
Genuine Parts Co........................................     7,924      268,426
Goodyear Tire & Rubber
 Co. (The)..............................................     6,727      425,903
                                                                   ------------
                                                                        869,739
                                                                   ------------
BEVERAGES--ALCOHOLIC (0.4%)
Anheuser-Busch Cos., Inc................................    21,140      886,559
Brown-Forman Corp. Class B..............................     2,970      144,973
Coors (Adolph) Co. Class B..............................     1,627       43,319
Seagram Co. Ltd.........................................    15,763      634,461
                                                                   ------------
                                                                      1,709,312
                                                                   ------------
BEVERAGES--SOFT DRINKS (2.5%)
Coca-Cola Co. (d).......................................   105,901    7,386,595
PepsiCo, Inc. ..........................................    65,526    2,461,320
                                                                   ------------
                                                                      9,847,915
                                                                   ------------
BROADCAST/MEDIA (0.3%)
Comcast Corp. Class A...................................    13,852      296,086
Tele-Communications TCI
 Group Series A (a).....................................    28,363      421,900
U.S. West Media Group (a)...............................    25,927      525,022
                                                                   ------------
                                                                      1,243,008
                                                                   ------------

                                                            SHARES     VALUE
                                                         ----------------------
BUILDING MATERIALS (0.2%)
Masco Corp..............................................     6,922 $    288,994
Owens Corning Corp......................................     2,282       98,411
Sherwin-Williams Co.....................................     7,361      227,271
                                                                   ------------
                                                                        614,676
                                                                   ------------
CHEMICALS (1.8%)
Air Products & Chemicals, Inc. .........................     4,843      393,494
Dow Chemical Co. .......................................    10,268      894,599
Du Pont (E.I.) De Nemours
 & Co. .................................................    50,040    3,146,265
Eastman Chemical Co.....................................     3,434      218,059
Goodrich (B.F.) Co. ....................................     2,329      100,875
Hercules, Inc...........................................     4,323      206,964
Monsanto Co.............................................    25,308    1,089,826
Praxair, Inc. ..........................................     6,670      373,520
Rohm & Haas Co..........................................     2,816      253,616
Union Carbide Corp. ....................................     5,394      253,855
                                                                   ------------
                                                                      6,931,073
                                                                   ------------
CHEMICALS--DIVERSIFIED (0.2%)
Avery Dennison Corp. ...................................     4,363      175,065
Engelhard Corp..........................................     6,239      130,629
FMC Corp. (a)...........................................     1,612      128,053
PPG Industries, Inc. ...................................     7,769      451,573
                                                                   ------------
                                                                        885,320
                                                                   ------------
CHEMICALS--SPECIALTY (0.2%)
Grace (W.R.) & Co.......................................     3,055      168,407
Great Lakes Chemical Corp...............................     2,792      146,231
Morton International, Inc...............................     6,029      182,000
Nalco Chemical Co. .....................................     2,935      113,364
Sigma-Aldrich Corp......................................     4,370      153,223
                                                                   ------------
                                                                        763,225
                                                                   ------------
COMMUNICATION--EQUIPMENT MANUFACTURERS (1.7%)
Andrew Corp. (a)........................................     3,859      108,534
Bay Networks, Inc. (a)..................................     8,263      219,486
Cabletron Systems, Inc. (a).............................     6,668      188,788
Cisco Systems, Inc. (a).................................    28,024    1,881,111
DSC Communications
 Corp. (a)..............................................     4,993      111,094
General Instrument Corp. (a)............................     5,997      149,925
Lucent Technologies Inc.................................    27,263    1,964,640
Northern Telecom Ltd....................................    11,147    1,014,377
Scientific-Atlanta, Inc.................................     3,263       71,378
Tellabs, Inc. (a).......................................     7,643      427,053
3Com Corp. (a)..........................................    14,169      637,605
                                                                   ------------
                                                                      6,773,991
                                                                   ------------
COMPUTER--SOFTWARE & SERVICES (2.9%)
Adobe Systems, Inc. ....................................     3,029      106,204
Autodesk, Inc. .........................................     2,049       78,502

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

COMMON STOCKS (Continued)


                                                            SHARES     VALUE
                                                         ----------------------
COMPUTER--SOFTWARE & SERVICES (Continued)
Automatic Data
 Processing, Inc. ......................................    12,309 $    578,523
Ceridian Corp. (a)......................................     3,374      142,551
Computer Associates
 International, Inc.....................................    15,454      860,595
Computer Sciences Corp. (a).............................     3,244      233,974
Equifax Inc. ...........................................     6,500      241,719
First Data Corp.........................................    18,978      833,846
Microsoft Corp. (a).....................................    51,223    6,473,307
Novell Inc. (a).........................................    14,546      100,913
Oracle Corp. (a)........................................    27,890    1,404,959
Parametric Technology
 Corp. (a)..............................................     5,407      230,135
Shared Medical Systems Corp. ...........................     1,021       55,134
                                                                   ------------
                                                                     11,340,362
                                                                   ------------
COMPUTER SYSTEMS (2.6%)
Amdahl Corp. (a)........................................     5,047       44,161
Apple Computer, Inc. (a)................................     5,210       74,243
Compaq Computer Corp. (a)...............................    11,601    1,151,399
Data General Corp. (a)..................................     1,634       42,484
Dell Computer Corp. (a).................................     7,460      876,084
Digital Equipment Corp. (a).............................     6,617      234,490
EMC Corp. (a)...........................................    10,575      412,425
Hewlett-Packard Co......................................    43,227    2,420,712
Intergraph Corp. (a)....................................     2,041       17,349
International Business
 Machines Corp..........................................    42,406    3,824,491
Seagate Technology (a)..................................    10,590      372,636
Silicon Graphics Inc. (a)...............................     7,477      112,155
Sun Microsystems (a)....................................    15,796      587,908
Tandem Computers Inc. (a)...............................     5,026      101,776
Unisys Corp. (a)........................................     7,384       56,303
                                                                   ------------
                                                                     10,328,616
                                                                   ------------
CONGLOMERATES (0.2%)
Tenneco Inc.............................................     7,204      325,531
Textron Inc.............................................     6,955      461,638
                                                                   ------------
                                                                        787,169
                                                                   ------------
CONTAINERS--METAL & GLASS (0.1%)
Ball Corp. .............................................     1,318       39,622
Crown Cork & Seal Co., Inc. ............................     5,596      299,036
                                                                   ------------
                                                                        338,658
                                                                   ------------
CONTAINERS--PAPER (0.1%)
Bemis Co., Inc..........................................     2,323      100,760
Stone Container Corp. ..................................     4,149       59,383
Temple-Inland Inc. .....................................     2,371      128,034
                                                                   ------------
                                                                        288,177
                                                                   ------------
COSMETICS (0.8%)
Alberto-Culver Co. Class B..............................     2,375       66,500
Avon Products, Inc......................................     5,769      407,075

                                                            SHARES     VALUE
                                                         ----------------------
COSMETICS (Continued)
Gillette Co.............................................    23,608 $  2,236,858
International Flavors &
 Fragrances Inc.........................................     4,839      244,370
                                                                   ------------
                                                                      2,954,803
                                                                   ------------
DRUGS (3.4%)
Lilly (Eli) & Co. ......................................    23,388    2,556,601
Merck & Co., Inc........................................    51,294    5,308,929
Pfizer Inc..............................................    27,295    3,261,753
Pharmacia & Upjohn, Inc.................................    21,463      745,839
Schering-Plough Corp....................................    31,205    1,493,939
                                                                   ------------
                                                                     13,367,061
                                                                   ------------
ELECTRIC POWER COMPANIES (1.8%)
American Electric Power
 Co., Inc. .............................................     8,080      339,360
Baltimore Gas & Electric Co. ...........................     6,395      170,667
Carolina Power & Light Co...............................     6,617      237,385
Central & South West Corp...............................     9,116      193,715
Cinergy Corp. ..........................................     6,801      236,760
Consolidated Edison Co. of New York, Inc. ..............    10,155      298,938
Dominion Resources, Inc. ...............................     7,645      279,998
DTE Energy Co...........................................     6,305      174,176
Duke Energy Corp........................................    15,353      735,984
Edison International....................................    17,543      436,382
Entergy Corp............................................     9,912      271,341
FPL Group, Inc..........................................     7,945      365,967
GPU, Inc. ..............................................     5,260      188,703
Houston Industries Inc. ................................     9,950      213,303
Niagara Mohawk Power
 Corp. (a)..............................................     6,100       52,231
Northern States Power Co................................     2,941      152,197
Ohio Edison Co. ........................................     6,614      144,268
PacifiCorp..............................................    12,422      273,284
PECO Energy Co. ........................................     9,376      196,896
PG&E Corp...............................................    17,442      422,968
PP&L Resources, Inc.....................................     6,779      135,156
Public Service Enterprise
 Group Inc. ............................................    10,066      251,650
Southern Co. (The)......................................    29,117      636,934
Texas Utilities Co......................................     9,521      327,879
Unicom Corp. ...........................................     9,276      206,391
Union Electric Co. .....................................     4,414      166,353
                                                                   ------------
                                                                      7,108,886
                                                                   ------------
ELECTRICAL EQUIPMENT (3.1%)
AMP Inc.................................................     9,384      391,782
Emerson Electric Co. ...................................    19,095    1,051,418
General Electric Co. (d)................................   140,194    9,165,183
General Signal Corp.....................................     2,173       94,797
Grainger (W.W.), Inc. ..................................     2,214      173,107
Honeywell, Inc. ........................................     5,470      415,036
Raychem Corp............................................     1,914      142,354

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MULTI-ASSET FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 1997 (Unaudited)

COMMON STOCKS (Continued)



                                                            SHARES     VALUE
                                                         ----------------------
ELECTRICAL EQUIPMENT (Continued)
Thomas & Betts Corp.....................................     2,195 $    115,375
Westinghouse Electric Corp..............................    27,183      628,607
                                                                   ------------
                                                                     12,177,659
                                                                   ------------
ELECTRONIC--DEFENSE (0.0%) (b)
EG&G, Inc. .............................................     2,093       47,092
                                                                   ------------
ELECTRONIC--INSTRUMENTATION (0.1%)
Perkin-Elmer Corp.......................................     1,887      150,134
Tektronix, Inc..........................................     1,446       86,760
                                                                   ------------
                                                                        236,894
                                                                   ------------
ELECTRONIC--SEMICONDUCTORS (2.3%)
Advanced Micro Devices,
 Inc. (a)...............................................     5,874      211,464
Applied Materials, Inc. (a).............................     7,753      549,009
Intel Corp. ............................................    35,003    4,963,863
LSI Logic Corp. (a).....................................     6,023      192,736
Micron Technology, Inc. ................................     9,056      361,674
Motorola, Inc. .........................................    25,121    1,909,196
National Semiconductor
 Corp. (a)..............................................     5,834      178,666
Texas Instruments, Inc. ................................     8,199      689,228
                                                                   ------------
                                                                      9,055,836
                                                                   ------------
ENGINEERING & CONSTRUCTION (0.1%)
Fluor Corp..............................................     3,655      201,710
Foster Wheeler Corp.....................................     1,741       70,511
                                                                   ------------
                                                                        272,221
                                                                   ------------
ENTERTAINMENT (1.0%)
King World Productions,
 Inc. (a)...............................................     1,613       56,455
Time Warner Inc. .......................................    24,056    1,160,702
Viacom, Inc. Class B (a)................................    14,954      448,620
Walt Disney Co. (The)...................................    28,731    2,305,663
                                                                   ------------
                                                                      3,971,440
                                                                   ------------
FINANCIAL--MISCELLANEOUS (1.9%)
American Express Co.....................................    20,014    1,491,043
American General Corp...................................    10,253      489,581
Fannie Mae..............................................    45,333    1,977,652
Federal Home Loan
 Mortgage Corp..........................................    29,734    1,022,106
Green Tree Financial Corp...............................     5,964      212,468
MBIA Corp. .............................................     1,838      207,349
MBNA Corp...............................................    14,451      529,268
Morgan Stanley, Dean Witter,
 Discover & Co. ........................................    24,222    1,043,060
Transamerica Corp.......................................     2,955      276,477
                                                                   ------------
                                                                      7,249,004
                                                                   ------------
FOOD DISTRIBUTORS (0.2%)
Cardinal Health, Inc....................................     4,648      266,098
Fleming Cos., Inc.......................................     1,621       29,178

                                                            SHARES     VALUE
                                                         ----------------------
FOOD DISTRIBUTORS (Continued)
Supervalu Inc. .........................................     2,947 $    101,672
Sysco Corp..............................................     7,605      277,582
                                                                   ------------
                                                                        674,530
                                                                   ------------
FOODS (2.1%)
Archer-Daniels-Midland Co. .............................    23,018      540,923
Campbell Soup Co........................................    19,804      990,200
ConAgra, Inc............................................    10,183      652,985
CPC International Inc...................................     6,311      582,584
General Mills, Inc......................................     6,810      443,501
Heinz (H.J.) Co.........................................    15,526      716,137
Hershey Foods Corp. ....................................     6,627      366,556
Kellogg Co..............................................     8,890      761,206
Quaker Oats Co. ........................................     5,879      263,820
Ralston-Ralston Purina Group............................     4,547      373,707
Sara Lee Corp...........................................    20,477      852,355
Unilever, N.V. .........................................     6,917    1,480,670
Wrigley (Wm.) Jr. Co. ..................................     5,011      335,737
                                                                   ------------
                                                                      8,360,381
                                                                   ------------
GOLD (0.2%)
Barrick Gold Corp. .....................................    15,888      349,536
Battle Mountain Gold Co. ...............................     9,718       55,271
Echo Bay Mines Ltd......................................     5,853       32,923
Homestake Mining Co.....................................     6,391       83,482
Newmont Mining Corp.....................................     6,734      262,626
Placer Dome Inc.........................................    10,110      165,551
                                                                   ------------
                                                                        949,389
                                                                   ------------
HARDWARE & TOOLS (0.1%)
Black & Decker Corp.....................................     3,823      142,168
Snap-On, Inc............................................     2,662      104,816
Stanley Works (The).....................................     3,833      153,320
                                                                   ------------
                                                                        400,304
                                                                   ------------
HEALTH CARE--DIVERSIFIED (3.3%)
Abbott Laboratories.....................................    32,914    2,197,010
Allergan, Inc. .........................................     2,795       88,916
American Home
 Products Corp..........................................    27,467    2,101,225
Bristol-Myers Squibb Co.................................    42,703    3,458,943
Johnson & Johnson.......................................    56,660    3,647,487
Mallinckrodt Group Inc..................................     3,336      130,104
Warner-Lambert Co.......................................    11,455    1,423,284
                                                                   ------------
                                                                     13,046,969
                                                                   ------------
HEALTH CARE--HMOs (0.2%)
Humana Inc. (a).........................................     6,998      161,829
United Healthcare Corp..................................     7,856      408,512
                                                                   ------------
                                                                        570,341
                                                                   ------------
HEALTH CARE--MISCELLANEOUS (0.3%)
ALZA Corp. (a)..........................................     3,651      105,651
Amgen Inc. (a)..........................................    11,185      650,128

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

COMMON STOCKS (Continued)



                                                            SHARES     VALUE
                                                         ----------------------
HEALTH CARE--MISCELLANEOUS (Continued)
Beverly Enterprises, Inc. (a)...........................     4,214 $     68,477
HEALTHSOUTH Corp. (a)...................................    14,707      366,756
Manor Care, Inc.........................................     2,762       90,110
                                                                   ------------
                                                                      1,281,122
                                                                   ------------
HEAVY TRUCKS & PARTS (0.2%)
Cummins Engine Co., Inc.................................     1,755      123,837
Dana Corp...............................................     4,388      166,744
Eaton Corp. ............................................     3,374      294,592
ITT Industries, Inc.....................................     5,063      130,372
Navistar International
 Corp. (a)..............................................     3,245       55,976
PACCAR Inc..............................................     3,326      154,451
                                                                   ------------
                                                                        925,972
                                                                   ------------
HOMEBUILDING (0.0%) (b)
Centex Corp. ...........................................     1,289       52,366
Kaufman & Broad Home Corp...............................     1,709       30,014
Pulte Corp..............................................       858       29,655
                                                                   ------------
                                                                        112,035
                                                                   ------------
HOSPITAL MANAGEMENT (0.4%)
Columbia/HCA
 Healthcare Corp........................................    28,433    1,117,772
Tenet Healthcare Corp. (a)..............................    12,848      379,819
                                                                   ------------
                                                                      1,497,591
                                                                   ------------
HOTEL--MOTEL (0.3%)
Harrah's Entertainment,
 Inc. (a)...............................................     4,448       81,176
Hilton Hotels Corp......................................    10,474      278,216
ITT Corp. (a)...........................................     5,054      308,610
Marriott International Inc..............................     5,524      339,035
                                                                   ------------
                                                                      1,007,037
                                                                   ------------
HOUSEHOLD--FURNISHINGS & APPLIANCES (0.1%)
Armstrong World
 Industries, Inc........................................     1,629      119,528
Maytag Corp.............................................     4,252      111,083
Whirlpool Corp. ........................................     3,234      176,455
                                                                   ------------
                                                                        407,066
                                                                   ------------
HOUSEHOLD PRODUCTS (1.6%)
Clorox Co. (The)........................................     2,222      293,304
Colgate-Palmolive Co. ..................................    12,659      826,000
Kimberly-Clark Corp.....................................    24,110    1,199,472
Procter & Gamble Co. (The)..............................    28,888    4,080,430
                                                                   ------------
                                                                      6,399,206
                                                                   ------------
HOUSEWARES (0.2%)
Fortune Brands, Inc.....................................     7,377      275,254
Newell Co. .............................................     6,894      273,175
Rubbermaid Inc. ........................................     6,537      194,476
Tupperware Corp.........................................     2,657       96,980
                                                                   ------------
                                                                        839,885
                                                                   ------------

                                                            SHARES     VALUE
                                                         ----------------------
INSURANCE BROKERS (0.2%)
Aon Corp................................................     7,048 $    364,734
Marsh & McLennan Cos., Inc. ............................     6,880      491,060
                                                                   ------------
                                                                        855,794
                                                                   ------------
INVESTMENT BANK/BROKERAGE (0.4%)
Merrill Lynch & Co., Inc. ..............................    14,007      835,167
Salomon Inc. ...........................................     4,564      253,873
Schwab (Charles) Corp...................................     7,460      303,529
                                                                   ------------
                                                                      1,392,569
                                                                   ------------
LEISURE TIME (0.0%) (b)
Brunswick Corp. ........................................     4,249      132,781
                                                                   ------------
LIFE INSURANCE (0.5%)
Aetna Inc...............................................     6,495      664,926
Conseco Inc. ...........................................     8,060      298,220
Jefferson-Pilot Corp....................................     3,089      215,844
Lincoln National Corp...................................     4,499      289,623
Torchmark Corp..........................................     3,086      219,877
UNUM Corp...............................................     6,276      263,592
                                                                   ------------
                                                                      1,952,082
                                                                   ------------
MACHINE TOOLS (0.0%) (b)
Cincinnati Milacron Inc. ...............................     1,723       44,690
Giddings & Lewis, Inc. .................................     1,373       28,661
                                                                   ------------
                                                                         73,351
                                                                   ------------
MACHINERY--DIVERSIFIED (0.7%)
Briggs & Stratton Corp..................................     1,255       62,750
Case Corp. .............................................     3,171      218,403
Caterpillar Inc.........................................     8,101      869,845
Cooper Industries Inc. .................................     5,070      252,232
Deere & Co..............................................    10,879      596,985
Harnischfeger Industries, Inc...........................     2,092       86,818
Ingersoll-Rand Co. .....................................     4,696      289,978
NACCO Industries, Inc. Class A..........................       338       19,076
Thermo Electron Corp. (a)...............................     6,377      216,818
Timken Co. (The)........................................     2,666       94,810
                                                                   ------------
                                                                      2,707,715
                                                                   ------------
MAJOR REGIONAL BANKS (3.5%)
Banc One Corp...........................................    21,338    1,033,559
Bank of New York Co.,
 Inc. (The).............................................    16,847      732,845
BankBoston Corp. .......................................     6,260      451,111
Barnett Banks, Inc. ....................................     8,497      446,093
Comerica Inc. ..........................................     4,546      309,128
CoreStates Financial Corp. .............................     8,797      472,839
Fifth Third Bancorp.....................................     4,454      365,367
First Bank System, Inc. ................................     5,680      484,930
First Union Corp. ......................................    11,953    1,105,653
Fleet Financial Group, Inc. ............................    11,128      703,846
KeyCorp.................................................     9,522      532,042
Mellon Bank Corp. ......................................    11,325      511,041

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MULTI-ASSET FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 1997 (Unaudited)

COMMON STOCKS (Continued)

                                                            SHARES     VALUE
                                                         ----------------------
MAJOR REGIONAL BANKS (Continued)
National City Corp. ....................................     9,603 $    504,158
NationsBank Corp. ......................................    31,039    2,002,015
Norwest Corp. ..........................................    15,874      892,913
PNC Bank Corp. .........................................    13,712      570,762
Republic New York Corp. ................................     2,413      259,397
SunTrust Banks, Inc.....................................     9,461      520,946
U.S. Bancorp............................................     6,407      410,849
Wachovia Corp...........................................     6,990      407,604
Wells Fargo & Co. ......................................     4,115    1,108,992
                                                                   ------------
                                                                     13,826,090
                                                                   ------------
MANUFACTURED HOUSING (0.0%) (b)
Fleetwood Enterprises Inc...............................     1,503       44,809
                                                                   ------------
MANUFACTURING--DIVERSIFIED (0.8%)
Aeroquip-Vickers Inc....................................     1,195       56,464
AlliedSignal Inc........................................    12,218    1,026,312
Crane Co. ..............................................     1,981       82,831
Dover Corp. ............................................     4,976      306,024
Illinois Tool Works Inc.................................    10,682      533,432
Johnson Controls, Inc. .................................     3,542      145,443
Millipore Corp. ........................................     1,899       83,556
Pall Corp. .............................................     5,334      124,015
Parker-Hannifin Corp. ..................................     3,277      198,873
Tyco International Ltd..................................     7,105      494,242
                                                                   ------------
                                                                      3,051,192
                                                                   ------------
MEDICAL PRODUCTS (0.8%)
Bard (C.R.), Inc........................................     2,467       89,583
Bausch & Lomb Inc.......................................     2,493      117,483
Baxter International Inc. ..............................    11,528      602,338
Becton, Dickinson & Co..................................     5,273      266,946
Biomet, Inc. ...........................................     4,902       91,300
Boston Scientific Corp. (a).............................     8,263      507,658
Guidant Corp. ..........................................     3,137      266,645
Medtronic, Inc. ........................................    10,358      838,998
St. Jude Medical, Inc. (a)..............................     3,899      152,061
United States Surgical Corp. ...........................     2,959      110,223
                                                                   ------------
                                                                      3,043,235
                                                                   ------------
METALS--MISCELLANEOUS (0.2%)
ASARCO Inc..............................................     1,890       57,881
Cyprus Amax Minerals Co.................................     3,888       95,256
Freeport-McMoRan Copper &
 Gold Inc. Class B......................................     8,392      261,201
Inco Ltd................................................     7,284      218,975
Phelps Dodge Corp. .....................................     2,835      241,507
                                                                   ------------
                                                                        874,820
                                                                   ------------
MISCELLANEOUS (1.1%)
AirTouch Communications,
 Inc. (a)...............................................    21,225      581,034
American Greetings Corp.
 Class A................................................     3,333      123,738
Corning Inc. ...........................................     9,704      539,785

                                                            SHARES     VALUE
                                                         ----------------------
MISCELLANEOUS (Continued)
Harcourt General, Inc. .................................     3,027 $    144,161
Harris Corp.............................................     1,739      146,076
Jostens, Inc. ..........................................     1,868       49,269
Minnesota Mining &
 Manufacturing Co. .....................................    17,712    1,806,624
Pioneer Hi-Bred
 International, Inc.....................................     3,571      285,680
TCI Satellite Entertainment
 Class A................................................         1            8
TRW, Inc................................................     5,592      317,695
Whitman Corp. ..........................................     4,358      110,312
                                                                   ------------
                                                                      4,104,382
                                                                   ------------
MONEY CENTER BANKS (2.1%)
BankAmerica Corp........................................    30,332    1,958,310
Bankers Trust New York Corp. ...........................     3,402      295,974
Chase Manhattan Corp....................................    18,590    1,804,392
Citicorp................................................    19,930    2,402,811
First Chicago Corp......................................    13,304      804,892
Morgan (J.P.) & Co., Inc. ..............................     8,089      844,289
                                                                   ------------
                                                                      8,110,668
                                                                   ------------
MULTI-LINE INSURANCE (1.5%)
American International
 Group, Inc. ...........................................    19,895    2,971,816
CIGNA Corp..............................................     3,336      592,140
Hartford Financial Services
 Group, Inc.............................................     5,057      418,467
Travelers Group Inc.....................................    27,147    1,711,958
                                                                   ------------
                                                                      5,694,381
                                                                   ------------
NATURAL GAS DISTRIBUTORS & PIPELINES (0.5%)
Coastal Corp. (The).....................................     4,556      242,322
Columbia Gas System, Inc................................     2,341      152,750
Consolidated Natural Gas Co.............................     4,098      220,524
Eastern Enterprises.....................................       883       30,629
Enron Corp..............................................    10,897      444,734
ENSERCH Corp............................................     2,846       63,323
NICOR Inc...............................................     2,303       82,620
NorAm Energy Corp.......................................     5,819       88,740
ONEOK Inc...............................................     1,175       37,820
Pacific Enterprises.....................................     3,545      119,201
Peoples Energy Corp.....................................     1,485       55,595
Sonat, Inc..............................................     3,698      189,522
Williams Cos., Inc. (The)...............................     6,793      297,194
                                                                   ------------
                                                                      2,024,974
                                                                   ------------
OFFICE EQUIPMENT & SUPPLIES (0.4%)
Moore Corp. Ltd.........................................     3,743       73,690
Pitney Bowes Inc........................................     6,493      462,626
Xerox Corp..............................................    13,762    1,085,478
                                                                   ------------
                                                                      1,621,794
                                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

COMMON STOCKS (Continued)


                                                            SHARES     VALUE
                                                         ----------------------
OIL & GAS DRILLING (0.0%) (b)
Helmerich & Payne, Inc. ................................     1,045 $     60,218
Rowan Cos., Inc. (a)....................................     3,676      103,617
                                                                   ------------
                                                                        163,835
                                                                   ------------
OIL--EXPLORATION & PRODUCTION (0.2%)
Burlington Resources Inc................................     5,431      239,643
Oryx Energy Co. (a).....................................     4,527       95,633
Santa Fe Energy Resources,
 Inc. (a)...............................................     3,982       58,486
Union Pacific Resources
 Group, Inc.............................................    10,523      261,760
                                                                   ------------
                                                                        655,522
                                                                   ------------
OIL--INTEGRATED DOMESTIC (0.9%)
Amerada Hess Corp.......................................     3,989      221,639
Ashland Inc.............................................     3,203      148,539
Atlantic Richfield Co...................................    14,058      991,089
Kerr-McGee Corp.........................................     2,193      138,981
Louisiana Land & Exploration
 Co. (The)..............................................     1,465       83,688
Occidental Petroleum Corp. .............................    13,831      346,639
Pennzoil Co. ...........................................     2,039      156,493
Phillips Petroleum Co. .................................    11,332      495,775
Sun Co., Inc. ..........................................     3,273      101,463
Unocal Corp. ...........................................    10,721      416,109
USX-Marathon Group......................................    12,383      357,559
                                                                   ------------
                                                                      3,457,974
                                                                   ------------
OIL--INTEGRATED INTERNATIONAL (4.8%)
Amoco Corp. ............................................    21,082    1,832,816
Chevron Corp. ..........................................    27,636    2,043,337
Exxon Corp. (d).........................................   106,110    6,525,765
Mobil Corp. ............................................    33,328    2,328,794
Royal Dutch Petroleum Co. ..............................    22,726    4,942,905
Texaco Inc. ............................................    11,440    1,244,100
                                                                   ------------
                                                                     18,917,717
                                                                   ------------
OIL--WELL EQUIPMENT & SERVICES (0.6%)
Baker Hughes Inc. ......................................     6,177      238,973
Dresser Industries, Inc. ...............................     7,480      278,630
Halliburton Co. ........................................     5,421      429,614
McDermott International, Inc. ..........................     2,354       68,707
Schlumberger Ltd. ......................................    10,569    1,321,125
Western Atlas Inc. (a)..................................     2,347      171,918
                                                                   ------------
                                                                      2,508,967
                                                                   ------------
PAPER & FOREST PRODUCTS (0.7%)
Boise Cascade Corp. ....................................     2,080       73,450
Champion International Corp. ...........................     4,114      227,299
Georgia-Pacific Corp. ..................................     3,960      338,085
International Paper Co. ................................    12,916      627,233
James River Corp. of Virginia...........................     3,666      135,642
Louisiana-Pacific Corp. ................................     4,624       97,682
Mead Corp. .............................................     2,248      139,938


                                                            SHARES     VALUE
                                                         ----------------------
PAPER & FOREST PRODUCTS (Continued)
Potlatch Corp. .........................................     1,301 $     58,870
Union Camp Corp. .......................................     2,964      148,200
Westvaco Corp. .........................................     4,354      136,879
Weyerhaeuser Co. .......................................     8,585      446,420
Willamette Industries, Inc. ............................     2,410      168,700
                                                                   ------------
                                                                      2,598,398
                                                                   ------------
PERSONAL LOANS (0.2%)
Beneficial Corp. .......................................     2,338      166,144
Countrywide Credit
 Industries, Inc. ......................................     4,500      140,344
Household International, Inc. ..........................     4,242      498,170
Providian Financial Corp. ..............................     4,106      131,905
                                                                   ------------
                                                                        936,563
                                                                   ------------
PHOTOGRAPHY/IMAGING (0.3%)
Eastman Kodak Co. ......................................    14,137    1,085,015
IKON Office Solutions, Inc. ............................     5,896      147,032
Polaroid Corp. .........................................     2,033      112,831
                                                                   ------------
                                                                      1,344,878
                                                                   ------------
POLLUTION CONTROL (0.2%)
Browning-Ferris
 Industries Inc. .......................................     8,964      298,053
Waste Management Inc. ..................................    19,175      615,997
                                                                   ------------
                                                                        914,050
                                                                   ------------
PROPERTY--CASUALTY INSURANCE (1.0%)
Allstate Corp. (The)....................................    18,855    1,376,415
Chubb Corp. ............................................     7,320      489,525
General Re Corp. .......................................     3,629      660,478
Loews Corp..............................................     5,078      508,435
MGIC Investment Corp....................................     5,177      248,172
SAFECO Corp.............................................     5,444      254,167
St. Paul Cos., Inc. (The)...............................     3,658      278,922
USF&G Corp..............................................     4,846      116,304
                                                                   ------------
                                                                      3,932,418
                                                                   ------------
PUBLISHING (0.1%)
McGraw-Hill Cos., Inc. (The)............................     4,384      257,834
Meredith Corp...........................................     2,459       71,311
                                                                   ------------
                                                                        329,145
                                                                   ------------
PUBLISHING--NEWSPAPER (0.4%)
Dow Jones & Co., Inc....................................     4,246      170,636
Gannett Co., Inc........................................     6,129      605,239
Knight-Ridder Inc.......................................     4,182      205,179
New York Times Co. (The)
 Class A................................................     4,221      213,161
Times Mirror (The) Class A..............................     4,122      234,181
Tribune Co..............................................     5,350      257,134
                                                                   ------------
                                                                      1,685,530
                                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MULTI-ASSET FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 1997 (Unaudited)

COMMON STOCKS (Continued)


                                                            SHARES       VALUE
                                                         ----------------------
RAILROADS (0.6%)
Burlington Northern Santa Fe Corp.....................       6,608 $    593,894
CSX Corp..............................................       9,137      507,104
Norfolk Southern Corp.................................       5,487      552,815
Union Pacific Corp....................................      10,577      745,678
                                                                   ------------
                                                                      2,399,491
                                                                   ------------
RESTAURANTS (0.4%)
Darden Restaurants, Inc...............................       6,505       58,952
McDonald's Corp.......................................      29,785    1,438,988
Ryan's Family Steak Houses,
 Inc. (a).............................................          64          548
Wendy's International, Inc............................       5,542      143,746
                                                                   ------------
                                                                      1,642,234
                                                                   ------------
RETAIL STORES--APPAREL (0.2%)
Charming Shoppes, Inc. (a)............................       4,436       23,151
Gap, Inc. (The).......................................      11,672      453,749
Limited, Inc. (The)...................................      11,444      231,741
TJX Cos., Inc. (The)..................................       6,638      175,077
                                                                   ------------
                                                                        883,718
                                                                   ------------
RETAIL STORES--DEPARTMENT (0.5%)
Dillard's Inc. Class A................................       4,869      168,589
Federated Department Stores,
 Inc. (a).............................................       9,015      313,271
May Department Stores Co..............................      10,138      479,021
Mercantile Stores Co., Inc............................       1,612      101,455
Nordstrom, Inc........................................       3,525      172,945
Penney (J.C.) Co., Inc................................      10,311      538,105
                                                                   ------------
                                                                      1,773,386
                                                                   ------------
RETAIL STORES--DRUG (0.2%)
Longs Drug Stores Corp................................       1,751       45,854
Rite-Aid Corp.........................................       4,980      248,378
Walgreen Co...........................................      10,410      558,236
                                                                   ------------
                                                                        852,468
                                                                   ------------
RETAIL STORES--FOOD CHAIN (0.4%)
Albertson's, Inc......................................      10,896      397,704
American Stores Co....................................       6,166      304,446
Giant Food, Inc. Class A..............................       2,622       84,887
Great Atlantic & Pacific
 Tea Co., Inc. (The)..................................       1,629       44,288
Kroger Co. (a)........................................      10,808      313,432
Winn-Dixie Stores, Inc................................       6,592      245,552
                                                                   ------------
                                                                      1,390,309
                                                                   ------------
RETAIL STORES--GENERAL MERCHANDISE (1.3%)
Dayton-Hudson Corp....................................       9,291      494,165
Kmart Corp. (a).......................................      20,451      250,525
Sears, Roebuck & Co...................................      16,574      890,853
Wal-Mart Stores, Inc..................................      96,798    3,272,982
                                                                   ------------
                                                                      4,908,525
                                                                   ------------


                                                            SHARES     VALUE
                                                         ----------------------
RETAIL STORES--SPECIALTY (0.9%)
Autozone, Inc. (a)......................................     6,381 $    150,352
Circuit City Stores-Circuit
 City Group.............................................     4,248      151,070
Costco Cos., Inc........................................     8,967      294,790
CVS Corp................................................     7,055      361,569
Home Depot, Inc. (The)..................................    20,719    1,428,316
Lowe's Cos., Inc........................................     7,459      276,915
Pep Boys-Manny, Moe & Jack..............................     2,654       90,402
Tandy Corp..............................................     2,609      146,104
Toys "R" Us, Inc. (a)...................................    12,140      424,900
Woolworth Corp. (a).....................................     5,745      137,880
                                                                   ------------
                                                                      3,462,298
                                                                   ------------
SAVINGS & LOANS (0.2%)
Ahmanson (H.F.) & Co....................................     4,276      183,868
Golden West Financial Corp. ............................     2,512      175,840
Great Western Financial Corp. ..........................     5,887      316,426
                                                                   ------------
                                                                        676,134
                                                                   ------------
SHOES (0.2%)
Nike Inc. Class B.......................................    12,382      722,799
Reebok International Ltd................................     2,397      112,060
Stride Rite Corp........................................     2,188       28,170
                                                                   ------------
                                                                        863,029
                                                                   ------------
SPECIALIZED SERVICES (0.6%)
Block (H&R), Inc........................................     4,439      143,158
Cognizant Corp..........................................     7,362      298,161
CUC International Inc. (a)..............................    17,458      450,635
Dun & Bradstreet Corp. (The)............................     7,362      193,253
Ecolab Inc. ............................................     2,815      134,416
HFS Inc. (a)............................................     6,703      388,774
Interpublic Group of Cos., Inc..........................     3,396      208,217
Laidlaw Inc. Class B....................................    13,278      183,402
National Service
 Industries, Inc........................................     2,061      100,345
Safety-Kleen Corp.......................................     2,502       42,221
Service Corp. International.............................    10,067      330,953
                                                                   ------------
                                                                      2,473,535
                                                                   ------------
SPECIALTY PRINTING (0.1%)
Deluxe Corp. ...........................................     3,543      120,905
Donnelley (R.R.) & Sons Co..............................     6,403      234,510
Harland (John H.) Co. ..................................     1,328       30,295
                                                                   ------------
                                                                        385,710
                                                                   ------------
STEEL (0.2%)
Allegheny Teledyne Inc..................................     7,578      204,606
Armco Inc. (a)..........................................     4,571       17,713
Bethlehem Steel Corp. (a)...............................     4,728       49,348
Inland Steel Industries Inc.............................     2,157       56,352
Nucor Corp..............................................     3,812      218,237
USX-U.S. Steel Group....................................     3,621      126,961
Worthington Industries, Inc.............................     3,975       72,792
                                                                   ------------
                                                                        746,009
                                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

COMMON STOCKS (Continued)



                                                        SHARES     VALUE
                                                      ----------------------
TELECOMMUNICATIONS--LONG DISTANCE (1.5%)
AT&T Corp..........................................      69,449 $  2,435,056
MCI Communications Corp............................      29,243    1,119,460
Sprint Corp........................................      18,227      959,196
WorldCom, Inc. (a).................................      38,105    1,219,360
                                                                ------------
                                                                   5,733,072
                                                                ------------
TELEPHONE (2.9%)
ALLTEL Corp........................................       8,163      272,950
Ameritech Corp. ...................................      23,265    1,580,566
Bell Atlantic Corp.................................      18,557    1,408,012
BellSouth Corp.....................................      42,454    1,968,804
Frontier Corp. ....................................       6,923      138,027
GTE Corp. .........................................      41,003    1,799,007
NYNEX Corp.........................................      18,605    1,072,113
SBC Communications Inc.............................      39,122    2,420,674
US West, Inc.......................................      20,474      771,614
                                                                ------------
                                                                  11,431,767
                                                                ------------
TEXTILES--APPAREL MANUFACTURERS (0.2%)
Fruit Of The Loom, Inc.
 Class A (a).......................................       3,304      102,424
Liz Claiborne, Inc.................................       3,133      146,076
Russell Corp. .....................................       1,738       51,488
Springs Industries, Inc. Class A...................         866       45,682
VF Corp............................................       2,787      237,243
                                                                ------------
                                                                     582,913
                                                                ------------
TOBACCO (1.2%)
Philip Morris Cos..................................     103,648    4,599,380
UST Inc. ..........................................       7,841      217,588
                                                                ------------
                                                                   4,816,968
                                                                ------------
TOYS (0.2%)
Hasbro Inc.........................................       5,483      155,580
Mattel, Inc........................................      12,283      416,087
                                                                ------------
                                                                     571,667
                                                                ------------
TRANSPORTATION--MISCELLANEOUS (0.1%)
Federal Express Corp. (a)..........................       4,967      286,844
Ryder System, Inc..................................       3,386      111,738
                                                                ------------
                                                                     398,582
                                                                ------------
TRUCKERS (0.0%) (b)
Caliber System, Inc. ..............................       1,745       65,001
Consolidated Freightways
 Corp. (a).........................................          30          491
                                                                ------------
                                                                      65,492
                                                                ------------
Total Common Stocks
 (Cost $213,083,535)...............................              290,704,892 (d)
                                                                ------------

SHORT-TERM
INVESTMENTS (16.9%)

                                                    PRINCIPAL
                                                     AMOUNT        VALUE
                                                  --------------------------
COMMERCIAL PAPER (11.9%)
Apc Funding Corp.
 5.58%, due 8/12/97 (e)........................... $ 2,000,000  $  1,986,980
Capital USA Funding Corp.
 5.57%, due 7/9/97 (e)............................   2,794,000     2,790,542
Dynamic Funding Corp.
 5.82%, due 7/2/97 (e)............................     200,000       199,968
Empire District Electric
 5.75%, due 8/12/97 (e)...........................   2,000,000     1,986,583
Industrial Funding Corp.
 5.65%, due 7/14/97 (e)...........................   4,313,000     4,304,200
 5.65%, due 7/25/97 (e)...........................     580,000       577,815
Jet Funding Corp.
 5.65%, due 7/31/97 (e)...........................     357,000       355,319
Korea Development Bank
 5.63%, due 7/9/97 (e)............................  16,000,000    15,979,982
Llama Retail Funding Corp.
 5.57%, due 7/3/97 (e)............................   2,800,000     2,799,134
Madison Funding Corp.
 5.58%, due 7/10/97 (e)...........................     370,000       369,484
Merrill Lynch & Co.
 5.58%, due 8/12/97 (e)...........................     175,000       173,861
Mitsubishi Motors Credit
 5.65%, due 7/9/97 (e)............................     500,000       499,372
 5.62%, due 7/21/97 (e)...........................     300,000       299,063
Riverside Funding Corp.
 5.63%, due 7/11/97 (e)...........................     284,000       283,556
Shinhan Bank
 5.90%, due 7/1/97 (e)............................     200,000       200,000
 5.90%, due 7/7/97 (e)............................     600,000       599,410
 5.90%, due 8/15/97 (e)...........................     800,000       794,100
 5.93%, due 8/19/97 (e)...........................   2,200,000     2,182,243
 5.93%, due 8/22/97 (e)...........................     500,000       495,717
 5.93%, due 8/26/97 (e)...........................     100,000        99,078
Tambrands Inc.
 5.65%, due 7/22/97 (e)...........................     400,000       398,682
Toshiba America Inc.
 5.58%, due 8/8/97 (e)............................   9,000,000     8,946,990
Toshiba International Inc.
 5.60%, due 8/4/97 (e)............................     175,000       174,074
                                                                ------------
Total Commercial Paper
 (Cost $46,496,153)...............................                46,496,153
                                                                ------------
U.S. GOVERNMENT (5.0%)
United States Treasury Bills
 4.82%, due 9/11/97 (e)...........................   9,800,000     9,698,854
 4.86%, due 9/18/97 (e)...........................  10,000,000     9,886,890
                                                                ------------
Total U.S. Government
 (Cost $19,599,063)...............................                19,585,744
                                                                ------------
Total Short-Term Investments
 (Cost $66,095,216)...............................                66,081,897
                                                                ------------
Total Investments
 (Cost $313,661,580) (g)..........................        99.9%  391,477,192 (h)
Cash and Other Assets,
 Less Liabilities.................................         0.1       313,326
                                                   -----------  ------------
Net Assets........................................       100.0% $391,790,518
                                                   ===========  ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MULTI-ASSET FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 1997 (Unaudited)

FUTURES CONTRACTS (0.2%)


                                                    CONTRACTS   UNREALIZED
                                                      LONG     APPRECIATION
                                                  -------------------------
French CAC 40 Index
 September 1997...................................         122 $    397,739 (i)
Standard & Poor's 500
 September 1997...................................          23      342,468 (i)
United States Treasury Note
 September 1997 (5 Year)..........................          20        4,097 (i)
United States Treasury Note
 September 1997 (10 Year).........................          15        1,663 (i)
United States Treasury Bond
 September 1997 (30 Year).........................           9        3,941 (i)
                                                               ------------
Total Futures Contracts
 (Settlement Value $26,980,350)...................             $    749,908
                                                               ============

--------
(a) Non-income producing securities.
(b) Less than one tenth of a percent.
(c) The combined market value of U.S. Government and Federal Agencies Investments and settlement value of U.S. Treasury futures contracts represents 8.3% of net assets.
(d) The combined market value of common stocks and settlement value of Standard & Poor's 500 Index futures contracts represents 76.8% of net assets.
(e) Segregated or partially segregated as collateral for futures contracts.
(f) Yankee bonds.
(g) The cost for Federal income tax purposes is $314,212,077.
(h) At June 30, 1997 net unrealized appreciation was $77,265,115, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $80,377,052 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,111,937.
(i) Represents the difference between the value of the contracts at the time they were opened and the value at June 30, 1997.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
MULTI-ASSET FUND
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1997 (Unaudited)


ASSETS:
 Investment in securities, at value
  (identified cost $313,661,580)................................. $391,477,192
 Cash............................................................       25,155
 Receivables:
 Investment securities sold......................................    1,056,191
 Dividends and interest..........................................      866,857
 Fund shares sold................................................      388,248
                                                                  ------------
   Total assets..................................................  393,813,643
                                                                  ------------
LIABILITIES:
 Payables:
 Investment securities purchased.................................    1,349,849
 Fund shares redeemed............................................      199,810
 Administrator...................................................      159,146
 Adviser.........................................................       47,744
 Transfer agent..................................................       31,620
 Custodian.......................................................       17,267
 Accrued expenses................................................       70,238
 Variation margin payable on futures contracts...................      147,451
                                                                  ------------
   Total liabilities.............................................    2,023,125
                                                                  ------------
 Net assets...................................................... $391,790,518
                                                                  ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share) 1 billion shares authorized
 Institutional Class............................................. $     24,989
 Institutional Service Class.....................................          447
 Additional paid-in capital......................................  281,432,641
 Accumulated undistributed net investment income.................    4,350,517
 Accumulated undistributed net realized gain on investments......   27,449,117
 Net unrealized appreciation on investments......................   78,565,520
 Net unrealized depreciation on foreign currency transactions....      (32,713)
                                                                  ------------
 Net assets...................................................... $391,790,518
                                                                  ============
Institutional Class
 Net assets applicable to outstanding shares..................... $384,918,998
                                                                  ============
 Shares of capital stock outstanding.............................   24,989,426
                                                                  ============
 Net asset value per share outstanding........................... $      15.40
                                                                  ============
Institutional Service Class
 Net assets applicable to outstanding shares..................... $  6,871,520
                                                                  ============
 Shares of capital stock outstanding.............................      446,842
                                                                  ============
 Net asset value per share outstanding........................... $      15.38
                                                                  ============

STATEMENT OF OPERATIONS
For the six months ended June 30,
1997 (Unaudited)

INVESTMENT INCOME:
 Income:
 Dividends (a).................................................... $ 2,269,830
 Interest.........................................................   3,401,939
                                                                   -----------
   Total income...................................................   5,671,769
                                                                   -----------
 Expenses:
 Administration...................................................     888,521
 Advisory.........................................................     266,556
 Transfer agent...................................................      50,046
 Custodian........................................................      35,026
 Professional.....................................................      33,221
 Registration.....................................................      19,507
 Shareholder communication........................................      17,758
 Service..........................................................       7,549
 Directors........................................................       5,342
 Miscellaneous....................................................      13,062
                                                                   -----------
   Total expenses ................................................   1,336,588
                                                                   -----------
 Net investment income............................................   4,335,181
                                                                   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCY:
 Net realized gain (loss) from:
 Security transactions............................................     638,529
 Futures transactions.............................................   7,228,759
 Foreign currency transactions....................................     (30,610)
                                                                   -----------
 Net realized gain on investments and foreign currency
  transactions....................................................   7,836,678
                                                                   -----------
 Net change in unrealized appreciation (depreciation) on
  investments:
 Security transactions............................................  43,584,862
 Futures transactions.............................................     (31,866)
 Foreign currency.................................................     (32,558)
                                                                   -----------
 Net unrealized gain on investments and foreign currency
  transactions....................................................  43,520,438
                                                                   -----------
 Net realized and unrealized gain on investments and foreign currency transactions...........................................  51,357,116
                                                                   -----------
 Net increase in net assets resulting from operations............. $55,692,297
                                                                   ===========

--------
(a) Dividends recorded net of foreign withholding taxes of $16,755.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MULTI-ASSET FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1997 (Unaudited) and the year ended December 31, 1996


                                                        1997          1996
                                                    ------------  ------------
INCREASE IN NET ASSETS:
 Operations:
 Net investment income............................. $  4,335,181  $  9,198,737
 Net realized gain on investments..................    7,867,288    24,496,600
 Net realized loss on foreign currency
  transactions.....................................      (30,610)      (21,867)
 Net change in unrealized appreciation on
  investments......................................   43,552,996    12,530,753
 Net change in unrealized depreciation on foreign
  currency.........................................      (32,558)         (155)
                                                    ------------  ------------
 Net increase in net assets resulting from
  operations.......................................   55,692,297    46,204,068
                                                    ------------  ------------
 Dividends and distributions to shareholders:
 From net investment income:
  Institutional Class..............................          --     (9,027,765)
  Institutional Service Class......................          --       (138,056)
 From net realized gain on investments:
  Institutional Class..............................          --     (3,132,082)
  Institutional Service Class......................          --        (52,426)
                                                    ------------  ------------
   Total dividends and distributions to
    shareholders...................................          --    (12,350,329)
                                                    ------------  ------------
 Capital share transactions:
 Net proceeds from sale of shares:
  Institutional Class..............................   27,066,751    49,757,971
  Institutional Service Class......................    1,197,977     2,319,600
 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
  Institutional Class..............................          --     12,159,847
  Institutional Service Class......................          --        190,482
                                                    ------------  ------------
                                                      28,264,728    64,427,900
 Cost of shares redeemed:
  Institutional Class..............................  (20,690,458)  (44,770,866)
  Institutional Service Class......................     (773,763)   (1,100,422)
                                                    ------------  ------------
  Increase in net assets derived from capital
   share transactions..............................    6,800,507    18,556,612
                                                    ------------  ------------
  Net increase in net assets.......................   62,492,804    52,410,351
NET ASSETS:
 Beginning of period...............................  329,297,714   276,887,363
                                                    ------------  ------------
 End of period..................................... $391,790,518  $329,297,714
                                                    ============  ============
 Accumulated undistributed net investment income... $  4,350,517  $     15,336
                                                    ============  ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
MULTI-ASSET FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)


                                          INSTITUTIONAL                  INSTITUTIONAL
                            INSTITUTIONAL    SERVICE     INSTITUTIONAL      SERVICE
                                CLASS         CLASS          CLASS           CLASS
                            ------------- -------------  --------------- -------------
                                    SIX MONTHS               YEAR ENDED DECEMBER 31
                                      ENDED              -----------------------------
                                   JUNE 30, 1997*                     1996
                            ---------------------------  -----------------------------
Net asset value at
 beginning of
 period..................    $  13.19         $  13.19     $  11.79          $  11.79
                             --------         --------     --------          --------
Net investment
 income..................        0.17             0.15         0.38              0.34
Net realized and
 unrealized gain
 (loss) on
 investments.............        2.04             2.04         1.53              1.53
Net realized and
 unrealized loss on
 foreign currency
 transactions............         --               --         (0.00)a)          (0.00)(a)
                             --------         --------     --------          --------
Total from investment
 operations..............        2.21             2.19         1.91              1.87
                             --------         --------     --------          --------
Less dividends and
 distributions:
From net investment
 income..................         --               --         (0.38)            (0.34)
From net realized gain
 on investments..........         --               --         (0.13)            (0.13)
In excess of net
 realized gain on
 investments.............         --               --           --                --
                             --------         --------     --------          --------
Total dividends and
 distributions...........         --               --         (0.51)            (0.47)
                             --------         --------     --------          --------
Net asset value at end
 of period...............    $  15.40         $  15.38     $  13.19          $  13.19
                             ========         ========     ========          ========
Total investment
 return (c) .............       16.76%           16.60%       16.16%            15.89%
Ratios (to average net
 assets)/Supplemental
 Data:
 Net investment
  income.................        2.44%+           2.44%+       2.99%             2.74%
 Net expenses............        0.75%+           1.00%+       0.70%             0.95%
 Expenses (before
  reimbursement).........        0.75%+           1.00%+       0.75%             1.00%
Portfolio turnover
 rate....................           1%               1%         103%              103%
Average
 commission rate
 paid....................    $ 0.0497         $ 0.0497     $ 0.0498          $ 0.0498
Net assets at end
 of period (in 000's)....    $384,919         $  6,872     $323,790          $  5,508

                                         INSTITUTIONAL
                           INSTITUTIONAL    SERVICE
                              CLASS          CLASS          INSTITUTIONAL CLASS
                           ------------- ------------- -----------------------------
                                           YEAR ENDED DECEMBER 31
                           ---------------------------------------------------------
                                      1995              1994       1993      1992
                           ------------------------- ---------- --------- ----------
Net asset value at
 beginning of
 period..................    $  10.67      $  10.67    $  11.67   $  12.02  $  11.79
                             --------      --------    --------   --------  --------
Net investment
 income..................        0.48          0.47        0.45       0.39      0.50
Net realized and
 unrealized gain
 (loss) on
 investments.............        2.39          2.39       (0.55)      0.59      0.29
Net realized and
 unrealized loss on
 foreign currency
 transactions............       (0.01)        (0.01)        --         --        --
                             --------      --------    --------   --------  --------
Total from investment
 operations..............        2.86          2.85       (0.10)      0.98      0.79
                             --------      --------    --------   --------  --------
Less dividends and
 distributions:
From net investment
 income..................       (0.48)        (0.47)      (0.45)     (0.88)    (0.51)
From net realized gain
 on investments..........       (1.18)        (1.18)      (0.42)     (0.44)    (0.05)
In excess of net
 realized gain on
 investments.............       (0.08)        (0.08)      (0.03)     (0.01)      --
                             --------      --------    --------   --------  --------
Total dividends and
 distributions...........       (1.74)        (1.73)      (0.90)     (1.33)    (0.56)
                             --------      --------    --------   --------  --------
Net asset value at end
 of period...............    $  11.79      $  11.79    $  10.67   $  11.67  $  12.02
                             ========      ========    ========   ========  ========
Total investment
 return (c) .............       26.81%        26.70%      (0.86%)     8.79%     7.09%
Ratios (to average net
 assets)/Supplemental
 Data:
 Net investment
  income.................        4.03%         3.78%       3.63%      3.55%     4.65%
 Net expenses............        0.70%         0.95%       0.70%      0.60%     0.60%
 Expenses (before
  reimbursement).........        0.77%         1.02%       0.75%      0.75%     0.79%
Portfolio turnover
 rate....................         261%          261%        128%       101%       89%
Average commission rate
 paid....................       (b)           (b)        (b)        (b)       (b)
Net assets at end of
 period (in 000's).......    $273,351      $  3,536    $229,079   $258,345  $190,899

--------
 *  Unaudited.
 +  Annualized.
(a) Less than one cent per share.
(b) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.
(c) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE EQUITY FUND
================================================================================

--------------------------------------------------------------------------------
MARRKET HIGHLIGHTS FOR THE 6-MONTHS ENDED 6/30/97
--------------------------------------------------------------------------------
 . The stock market started the year on a strong note, then, dropped during a five week period in March and early April, to finally recover to record highs

 . The greatest gains were among a small number of large capitalization issues, which experienced large inflows from foreign institutional investors

 . Interest rate sensitive issues reacted severely to rising interest rates but outperformed the market in the second quarter

--------------------------------------------------------------------------------
FUND HGIHLIGHTS FOR THE 6- AND 12-MONTHS PERIODS ENDED 6/30/97
--------------------------------------------------------------------------------
 . One-year total returns of 26.27% and 25.91% for Institutional Class and Service Class shares, respectively, as of 6/30/97

 . Both share classes underperformed the average Lipper* growth and income fund for the six months ended 6/30/97

 . Interest rate sensitive stocks, particularly insurance companies, were among the Fund's strongest performers

--------------------------------------------------------------------------------
Capitalization   The number of outstanding shares of a company multiplied by the share price.

Investment cycle   The time it takes for a market to expand and contract, or
move from current levels to new highs and new lows.

Price-to-Earnings   The price of a stock divided by its earnings per share.

Price to Cash Flow   The relationship between the price of a stock and the
amount of free cash flow the company is able to generate.
--------------------------------------------------------------------------------

The first half of 1997 was a dynamic and volatile period in the stock market. Carrying momentum from the fourth quarter of 1996, equities rose early in the year. Then in March and early April, in anticipation of and reaction to the Federal Reserve Board's move to increase interest rates, the market declined 9.8%. As economic growth slowed, the ensuing recovery brought unexpected stock price gains, led by a small number of large capitalization issues. Foreign institutional investors contributed to the rally by pouring money into large, liquid issues.

Although most investors anticipated a correction, the speed and magnitude of the recovery appeared to dramatically shorten traditional investment cycles.

During the first six months of 1997, the equity markets were highly volatile, with daily gains or losses of 100 points or more becoming common, making this one of the most volatile periods in recent history. Even so, there were some strong value sectors--most notably interest rate sensitive issues--that performed well on an absolute and relative basis over the first half of 1997.
--------------------------------------------------------------------------------
* Lipper Analytical Services, Inc., is an independent monitor of mutual funds performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.

================================================================================

--------------------------------------------------------------------------------
Bottom-up investing   Security selection based on the specific fundamental
merits of individual issues. The opposite of "top-down" investing, which starts with general economic trends, compares market sectors, and uses relative security values to narrow the range of issues to examine.

Recovery   A market recovery refers to a rise in security prices that were formerly depressed. An economic recovery refers to a general improvement in formerly weak fundamentals underlying a country's gross domestic product, which may include factory output, sales, productivity, employment, and relative currency values.
--------------------------------------------------------------------------------

Given this context, how did the MainStay Institutional Value Equity Fund do over the first half of 1997?

For the six months ended 6/30/97 the MainStay Institutional Value Equity Fund returned 11.09% and 10.91% for Institutional Class and Service Class shares, respectively. While these returns are close to the historical averages for an entire year since 1926 +, both share classes lagged the average Lipper/++/ growth and income fund, which returned 15.52% for the same period.

What were the primary reasons for the Fund's underperformance?

During the first half of the year, much of the return in the S&P 500 came from a small number of large capitalization stocks that did not fit the Fund's investment profile; which is geared towards companies with low price-to-earnings (P/E) and low price to cash flow ratios. More specifically, the value stocks we emphasized ranged from $7.5 billion to $15 billion in market capitalization, in sharp contrast to the market's preference for companies with market capitalizations in excess of $20 billion. As a result, the Fund did not participate in a large part of what made the market rise.

How did your disciplines help investors?

Using the Fund's strict, bottom-up stock selection process, we had identified interest-rate sensitive issues, particularly insurance companies, as an area that offered potentially outstanding value. While this sector was hit hard during the correction, its recovery in the second quarter provided good returns for investors and the Fund.

Which insurance and financial issues did well?

There were several. For the period the securities were held in the Fund's portfolio, Travelers was up 40%, American International Group advanced 38%, the Equitable gained 22%, and NationsBank earned 34%. Allstate and Chubb each provided returns over 25%, and Transamerica gained 19%. The Fund purchased Transamerica throughout much of the first and second quarters of the year. The company was actively restructuring, auctioning off subsidiaries that didn't fit their core business, and providing direct incentives for managers to improve stock performance. We look for these kinds of catalysts to identify value and make our investments worthwhile.

What major decisions did you make during the first half of the year?

We selectively increased the Fund's positions in the basic materials companies. We believe auto related and paper stocks were two of the most undervalued sectors in which we increased the Fund's position during the first half of 1997. In general, the economically sensitive sectors underperformed the broad market averages during the first half of 1997.

What happened in the economically sensitive sector?

The Fund's holdings in basic materials stock such as paper and chemicals suffered from continued poor pricing coming off of 1996 with high inventories. Also, the Fund's holdings in fertilizer stocks (i.e. Agrium and IMC Global) were hurt from poor planting conditions related to poor weather.

Late last year you began buying utilities. What happened in that area?

We continued to purchase utilities as the Fund's proprietary valuation criteria showed they had high potential. The Fund was slightly overweight at the end of 1997 and we may continue to strengthen the Fund's utility positions in the future. We believe there may be many opportunities among aggressive utilities that can restructure and take advantage of deregulation.

--------------------------------------------------------------------------------
+ Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved. From 1926 to 1996, the average annual total return for stocks was 10.70%. Past performance is no guarantee of future results.

++ Lipper Analytical Services, Inc., is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.

================================================================================

While the utility sector underperformed during the first half of 1997, there may be strong future potential in names like PECO Energy and LILCO. PECO, for example, is actively repurchasing shares. Another underperformer was Niagara Mohawk, which was down 16%. On the other hand, Brooklyn Union Gas saw the same potential we did in LILCO and offered to merge with the company, which contributed positively to the Fund's performance.

What other significant purchases did you make?

Columbia HCA, a health care company, was the Fund's largest purchase during the first six months of 1997. We began investing in Columbia HCA after its stock corrected sharply. The company owns hospitals and has had consistent growth with high free cash flow, and has other characteristics that we believe are attractive within our investment framework. After we purchased the stock for the Fund, the company announced a billion dollar share repurchase.

The Fund also bought Banc One when, after acquiring First USA, it became the lowest P/E, lowest price to cash flow stock in the entire financial services sector.

Were there other significant purchases?

Toys "R" Us was an excellent value story. We bought the stock based on their low P/E and substantial free cash flow. The company had dynamic product flow due to the biggest lineup of blockbuster movies in recent years. The stock was up about 17% through 6/30/97.

What about sales during the first half of the year?

Conrail was sold when it was acquired by CSX and Norfolk Southern at a substantial premium to the Fund's cost.

Xerox appreciated 51% in the first six months of 1997 and according to the Fund's management disciplines, we started cutting back on the Fund's position.

Philip Morris was another position in which we cut back on. Given the rising multiples of the stock and the uncertainties faced by the company, we trimmed the Fund's holdings just before the March correction.

Which of the Fund's sales didn't do well?

We moved the Fund's investment holdings out of Stone Container and into Georgia-Pacific where we saw a better risk reward tradeoff. Humana, a health care company, was the Fund's largest sale. We had expected a turnaround, but saw deteriorating earnings and management decisions.

Were there other stocks that underperformed in the Fund?

Areas of weakness were the energy-related stocks due to lower oil and natural gas prices (Unocal, Occidental, MAPCO, and Seagull Energy). However, this sector appeared significantly undervalued, based upon discount to transaction value and we expect a consolidation theme may unfold over the next 6-12 months. Also, agriculture-related stocks experienced a continued setback due to weather related conditions (IMC Global, Agrium).

How did the portfolio perform when the market corrected?

Very well. By purchasing stocks that are already undervalued, we seek to outperform the market when prices go down. That's a major attraction of our value approach for risk-averse investors.

How was the Fund positioned?

At the end of June, the Fund was overweighted in consumer cyclicals, materials processing, and transportation, and underweight in health care and consumer staples.

What risks do you see on the horizon?

The biggest risk lies in valuation overall--with stock prices now selling at or near historical valuation highs, many investors are anticipating a continuation of the current investment environment. Any disappointment on the inflation front and/or corporate earnings could lead to downside price volatility.

  Denis Laplaige
  Jeffrey Simon
  Portfolio Managers

--------------------------------------------------------------------------------
  Past performance is no guarantee of future results.

                             [GRAPHS APPEAR HERE]

                  $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                      VALUE EQUITY FUND VS S&P 500 INDEX

                          INSTITUTIONAL CLASS SHARES

                DATE        VALUE EQUITY FUND         S&P 500 INDEX
                ----        -----------------         -------------
              1/2/91              10,000                  10,000
                                  11,550                  11,453
                                  11,830                  11,427
                                  12,870                  12,038
                  91              13,660                  13,047
                                  14,695                  12,717
                                  14,637                  12,958
                                  14,847                  13,366
                  92              16,489                  14,040
                                  17,465                  14,654
                                  17,670                  14,726
                                  18,680                  15,105
                  93              18,945                  15,456
                                  18,976                  14,870
                                  19,068                  14,933
                                  20,015                  15,663
                  94              19,177                  15,660
                                  20,866                  17,185
                                  22,191                  18,826
                                  23,632                  20,323
                  95              24,819                  21,546
                                  26,401                  22,703
                                  26,728                  23,723
                                  27,605                  24,456
                  96              33,749                  31,955
             6/30/97              33,749                  31,955

                  $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                      VALUE EQUITY FUND VS S&P 500 INDEX

                             SERVICE CLASS SHARES

                DATE        VALUE EQUITY FUND         S&P 500 INDEX
                ----        -----------------         -------------
              1/2/91              10,000                  10,000
                                  11,550                  11,453
                                  11,830                  11,427
                                  12,870                  12,038
                  91              13,660                  13,047
                                  14,695                  12,717
                                  14,637                  12,958
                                  14,847                  13,366
                  92              16,489                  14,040
                                  17,465                  14,654
                                  17,670                  14,726
                                  18,680                  15,105
                  93              18,945                  15,456
                                  18,976                  14,870
                                  19,068                  14,933
                                  20,015                  15,663
                  94              19,177                  15,660
                                  20,833                  17,185
                                  22,208                  18,826
                                  23,632                  20,323
                  95              24,799                  21,546
                                  26,363                  22,703
                                  26,672                  23,723
                                  27,532                  24,456
                  96              33,584                  31,955
             6/30/97              33,584                  31,955

 . Value Equity Fund --S&P 500 Index
Source: Lipper Analytical Services, Inc.
These graphs assume a $10,000 investment made on 1/2/91.

                                           Total Return*                  SEC Average Annual Total Return*
Performance                             as of June 30, 1997                     as of June 30, 1997
------------------------------------------------------------------------------------------------------------------
                                           Year to Date              One Year      Five Year    Since Inception
------------------------------------------------------------------------------------------------------------------
Value Equity Fund Institutional Class         11.09%                  26.27%         18.18%         20.57%
Value Equity Fund Service Class +             10.91%                  25.91%         18.07%         20.48%
Average Lipper Growth & Income Fund           15.52%                  28.07%         17.25%         17.59%
S&P 500 Stock Index                           20.62%                  34.71%         19.78%         19.57%

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                           [BAR GRAPH APPEARS HERE]

                          Institutional Class Shares

                      Year-End           Total Return %*
                      --------           --------------
                        1991                  36.60
                        1992                  20.71
                        1993                  14.90
                        1994                   1.22
                        1995                  29.42
                        1996                  22.41
                        1997 as of 6/30/97    11.09

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
(% of net assets as of June 30, 1997)
--------------------------------------------------------------------------------
[PIE CHART APPEARS HERE]

 . Common Stocks               95.70%
 . Cash & Equivalents           4.30%++

--------------------------------------------------------------------------------

TOP 10 HOLDINGS
(% of net assets as of June 30, 1997)
--------------------------------------------------------------------------------
1.  Tenneco Inc.                              2.58%
2.  Columbia HCA Healthcare Corp.             2.38%
3.  Banc One Corp.                            2.18%
4.  Toys "R" Us, Inc.                         2.04%
5.  International Business Machines Corp.     2.04%
6.  Time Warner Inc.                          2.03%
7.  PG&E Corp.                                1.99%
8.  Allstate Corp. (The)                      1.87%
9.  IMC Global Inc.                           1.85%
10. Xerox Corp.                               1.84%

--------------------------------------------------------------------------------

TOP 5 INDUSTRY
HOLDINGS
(% of net assets as of June 30, 1997)
--------------------------------------------------------------------------------
1. Banks                                      7.56%
2. Retail                                     6.91%
3. Utilities-Electric                         6.64%
4. Chemicals                                  6.22%
5. Health Care                                5.82%

--------------------------------------------------------------------------------
* The total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25%.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to December 31, 1994. Performance figures for these two Classes after this date will vary based on differences in their expense structures.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost.

    The Institutional Class shares are sold with no sales charge. The Service Class shares, first offered 1/1/95, are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25%.

++  Adjusted for liabilities.

VALUE EQUITY FUND
PORTFOLIO OF INVESTMENTS
June 30, 1997 (Unaudited)

COMMON STOCKS (95.7%)+

                                                            SHARES      VALUE
                                                          ----------------------
AEROSPACE/DEFENSE ELECTRONICS (0.7%)
Litton Industries, Inc. (a).............................    124,900 $  6,034,231
                                                                    ------------
AIRLINES (1.5%)
AMR Corp. (a)...........................................    149,100   13,791,750
                                                                    ------------
AUTO MANUFACTURING (2.9%)
Ford Motor Co...........................................    404,200   15,258,550
General Motors Corp.....................................    189,000   10,524,937
                                                                    ------------
                                                                      25,783,487
                                                                    ------------
AUTO PARTS (3.0%)
Echlin Inc..............................................    424,300   15,274,800
Mark IV Industries, Inc.................................    494,025   11,856,600
                                                                    ------------
                                                                      27,131,400
                                                                    ------------
BANKS (7.6%)
Banc One Corp...........................................    407,000   19,714,062
Bankers Trust New York Corp. ...........................    126,400   10,996,800
Chase Manhattan Corp....................................     88,200    8,560,913
NationsBank Corp........................................    160,020   10,321,290
PNC Bank Corp. .........................................    239,000    9,948,375
Wells Fargo & Co. ......................................     32,600    8,785,700
                                                                    ------------
                                                                      68,327,140
                                                                    ------------
CAPITAL GOODS (2.7%)
Case Corp. .............................................    117,300    8,079,037
Xerox Corp. ............................................    211,300   16,666,288
                                                                    ------------
                                                                      24,745,325
                                                                    ------------
CHEMICALS (6.2%)
Agrium Inc..............................................    814,300    9,364,450
Dow Chemical Co. .......................................    104,000    9,061,000
Georgia Gulf Corp.......................................    331,700    9,640,031
IMC Global Inc..........................................    477,660   16,718,100
Imperial Chemical Industries, PLC ADR (b)...............     45,500    2,587,813
PPG Industries, Inc. ...................................    152,600    8,869,875
                                                                    ------------
                                                                      56,241,269
                                                                    ------------
COMPUTERS & OFFICE EQUIPMENT (2.0%)
Lexmark International Group, Inc. Class A (a)...........    292,600    8,887,725
Storage Technology Corp. (a)............................    207,800    9,247,100
                                                                    ------------
                                                                      18,134,825
                                                                    ------------
CONGLOMERATES (3.5%)
American Standard Cos.
 Inc. (a)...............................................    183,900    8,229,525
Tenneco Inc.............................................    515,600   23,298,675
                                                                    ------------
                                                                      31,528,200
                                                                    ------------
                                                            SHARES      VALUE
                                                          ----------------------
CONTAINERS (1.6%)
Owens-Illinois Inc. (a).................................    460,600 $ 14,278,600
                                                                    ------------
DOMESTIC OIL (4.9%)
Amerada Hess Corp.......................................    159,800    8,878,887
Louisiana Land & Exploration Co. (The)..................    162,500    9,282,812
Noble Affiliates, Inc...................................    135,700    5,249,894
Parker & Parsley
 Petroleum Co. .........................................    204,200    7,223,575
Unocal Corp. ...........................................    349,900   13,580,494
                                                                    ------------
                                                                      44,215,662
                                                                    ------------
ENERGY (3.6%)
Coastal Corp. (The).....................................    213,100   11,334,256
MAPCO Inc...............................................    375,100   11,815,650
Seagull Energy Corp. (a)................................    547,000    9,572,500
                                                                    ------------
                                                                      32,722,406
                                                                    ------------
FINANCE (3.3%)
Transamerica Corp.......................................    158,500   14,829,656
Travelers Group Inc.....................................    231,568   14,603,257
                                                                    ------------
                                                                      29,432,913
                                                                    ------------
FOOD (1.0%)
IBP, Inc................................................    375,100    8,721,075
                                                                    ------------
FOOD, BEVERAGES & TOBACCO (4.1%)
Philip Morris Cos.......................................    282,000   12,513,750
RJR Nabisco Holdings Corp...............................    419,200   13,833,600
UST Inc. ...............................................    389,300   10,803,075
                                                                    ------------
                                                                      37,150,425
                                                                    ------------
HEALTH CARE (5.8%)
Aetna Inc...............................................    162,000   16,584,750
Columbia/HCA
 Healthcare Corp........................................    548,200   21,551,113
Foundation Health Systems,
 Inc. (a)...............................................    477,700   14,480,281
                                                                    ------------
                                                                      52,616,144
                                                                    ------------
HOUSEHOLD PRODUCTS (2.1%)
Premark International, Inc. ............................    393,900   10,536,825
Tupperware Corp.........................................    243,500    8,887,750
                                                                    ------------
                                                                      19,424,575
                                                                    ------------
INSURANCE (5.7%)
Allstate Corp. (The)....................................    231,971   16,933,883
American International
 Group, Inc.............................................    100,675   15,038,328
Chubb Corp..............................................    169,500   11,335,313
Equitable Cos., Inc. (The)..............................    237,700    7,903,525
                                                                    ------------
                                                                      51,211,049
                                                                    ------------

--------
+ Percentages indicated are based on Fund net assets.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

COMMON STOCKS (Continued)

                                                       SHARES        VALUE
                                                    ------------------------
INTERNATIONAL OIL (2.6%)
British Petroleum Co., PLC
 ADR (b)..........................................     132,000  $  9,883,500
Occidental Petroleum Corp.........................     534,900    13,405,931
                                                                ------------
                                                                  23,289,431
                                                                ------------
PAPER & FOREST PRODUCTS (5.1%)
Bowater Inc.......................................     283,000    13,088,750
Chesapeake Corp...................................     216,900     7,320,375
Georgia-Pacific Corp. ............................     162,800    13,899,050
Rayonier Inc......................................     156,050     6,563,853
Temple-Inland Inc. ...............................      95,000     5,130,000
                                                                ------------
                                                                  46,002,028
                                                                ------------
RAILROADS (4.5%)
CSX Corp..........................................     238,900    13,258,950
Illinois Central Corp. ...........................     363,700    12,706,769
Union Pacific Corp................................     209,600    14,776,800
                                                                ------------
                                                                  40,742,519
                                                                ------------
RECREATION & ENTERTAINMENT (2.0%)
Time Warner Inc...................................     380,000    18,335,000
                                                                ------------
RETAIL (6.9%)
Dillard's Inc.....................................     193,800     6,710,325
Federated Department Stores, Inc. (a).............     441,600    15,345,600
Great Atlantic & Pacific Tea Co., Inc. (The)......     146,800     3,991,125
Kroger Co. (a)....................................     354,800    10,289,200
Penney (J.C.) Co., Inc............................     146,700     7,655,906
Toys "R" Us, Inc. (a).............................     527,600    18,466,000
                                                                ------------
                                                                  62,458,156
                                                                ------------
TECHNOLOGY (2.0%)
International Business
 Machines Corp....................................     204,200    18,416,288
                                                                ------------
TEXTILE & APPAREL (2.1%)
Burlington Industries, Inc. (a)...................     414,900     4,978,800
Fruit of the Loom, Inc.
 Class A (a)......................................      76,200     2,362,200
Reebok International Ltd..........................     241,700    11,299,475
                                                                ------------
                                                                  18,640,475
                                                                ------------
TIRE & RUBBER (1.4%)
Goodyear Tire & Rubber
 Co. (The)........................................     202,200    12,801,788
                                                                ------------

                                                       SHARES        VALUE
                                                    ------------------------
TRANSPORTATION (0.3%)
Arkansas Best Corp. (a)...........................     305,500  $  2,787,688
                                                                ------------
UTILITIES--ELECTRIC (6.6%)
GPU, Inc..........................................     170,800     6,127,450
Long Island Lighting Co...........................     551,500    12,684,500
Niagara Mohawk Power
 Corp. (a)........................................     700,500     5,998,031
PECO Energy Co. ..................................     497,400    10,445,400
PG&E Corp.........................................     741,900    17,991,075
Pinnacle West Capital Corp........................     229,200     6,890,325
                                                                ------------
                                                                  60,136,781
                                                                ------------
Total Common Stocks
 (Cost $707,728,802)..............................               865,100,630
                                                                ------------
SHORT-TERM
INVESTMENT (3.5%)

                                                    PRINCIPAL
                                                     AMOUNT
                                                   -----------
COMMERCIAL PAPER (3.5%)
American General Finance Corp.
 6.08%, due 7/1/97................................ $31,404,000    31,404,000
                                                                ------------
Total Short-Term Investment (Cost $31,404,000)....                31,404,000
                                                                ------------
Total Investments
 (Cost $739,132,802) (c)..........................        99.2%  896,504,630 (d)
Cash and Other Assets,
 Less Liabilities.................................         0.8     7,504,069
                                                   -----------  ------------
Net Assets........................................       100.0% $904,008,699
                                                   ===========  ============

--------
(a) Non-income producing securities.
(b) ADR--American Depository Receipt.
(c) The cost for Federal income tax purpose is $739,198,754.
(d) At June 30, 1997 net unrealized appreciation was $157,305,876, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $167,477,954 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $10,172,078.



 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1997 (Unaudited)


ASSETS:
 Investment in securities, at value
  (identified cost $739,132,802).................................. $896,504,630
 Cash.............................................................          806
 Receivables:
 Investment securities sold.......................................   44,362,049
 Dividends and interest...........................................    2,008,700
 Fund shares sold.................................................      118,055
                                                                   ------------
   Total assets...................................................  942,994,240
                                                                   ------------
LIABILITIES:
 Payables:
 Investment securities purchased..................................   38,037,592
 Administrator....................................................      443,611
 Adviser..........................................................      184,838
 Fund shares redeemed.............................................      142,186
 Transfer agent...................................................       36,199
 Custodian........................................................       13,373
 Accrued expenses.................................................      127,742
                                                                   ------------
   Total liabilities..............................................   38,985,541
                                                                   ------------
 Net assets....................................................... $904,008,699
                                                                   ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share) 1 billion shares authorized
 Institutional Class.............................................. $     50,297
 Institutional Service Class......................................          988
 Additional paid-in capital.......................................  639,741,126
 Accumulated undistributed net investment income..................    5,658,300
 Accumulated undistributed net realized gain on investments.......  101,186,160
 Net unrealized appreciation on investments.......................  157,371,828
                                                                   ------------
 Net assets....................................................... $904,008,699
                                                                   ============
Institutional Class
 Net assets applicable to outstanding shares...................... $886,636,484
                                                                   ============
 Shares of capital stock outstanding..............................   50,297,414
                                                                   ============
 Net asset value per share outstanding............................ $      17.63
                                                                   ============
Institutional Service Class
 Net assets applicable to outstanding shares...................... $ 17,372,215
                                                                   ============
 Shares of capital stock outstanding..............................      988,089
                                                                   ============
 Net asset value per share outstanding............................ $      17.58
                                                                   ============

STATEMENT OF OPERATIONS
For the six months ended June 30,
1997 (Unaudited)

INVESTMENT INCOME:
 Income:
 Dividends (a)....................................................  $ 8,694,692
 Interest.........................................................      785,130
                                                                    -----------
   Total income...................................................    9,479,822
                                                                    -----------
 Expenses:
 Administration...................................................    2,555,672
 Advisory.........................................................    1,064,863
 Professional.....................................................       61,013
 Transfer agent...................................................       57,061
 Shareholder communication........................................       43,014
 Custodian........................................................       41,626
 Registration.....................................................       22,696
 Service..........................................................       19,599
 Directors........................................................       13,053
 Miscellaneous....................................................       10,984
                                                                    -----------
   Total expenses.................................................    3,889,581
                                                                    -----------
 Net investment income............................................    5,590,241
                                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments.................................   83,987,217
 Net change in unrealized appreciation on investments.............      817,641
                                                                    -----------
 Net realized and unrealized gain on investments..................   84,804,858
                                                                    -----------
 Net increase in net assets resulting from operations.............  $90,395,099
                                                                    ===========

--------
(a) Dividends recorded net of foreign withholding taxes of $26,697.





 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
VALUE EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1997 (Unaudited) and the year ended December 31, 1996

                                                        1997           1996
                                                    ------------   ------------
INCREASE IN NET ASSETS:
 Operations:
 Net investment income............................  $  5,590,241   $ 11,990,048
 Net realized gain on investments.................    83,987,217     84,508,224
 Net change in unrealized appreciation on
  investments.....................................       817,641     50,724,771
                                                    ------------   ------------
 Net increase in net assets resulting from
  operations......................................    90,395,099    147,223,043
                                                    ------------   ------------
 Dividends and distributions to shareholders:
 From net investment income:
  Institutional Class.............................           --     (11,732,570)
  Institutional Service Class.....................           --        (189,419)
 From net realized gain on investments:
  Institutional Class.............................           --     (72,015,324)
  Institutional Service Class.....................           --      (1,288,651)
                                                    ------------   ------------
   Total dividends and distributions to
    shareholders..................................           --     (85,225,964)
                                                    ------------   ------------
 Capital share transactions:
 Net proceeds from sale of shares:
  Institutional Class.............................    84,308,647    174,875,420
  Institutional Service Class.....................     2,587,161     10,412,344
 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
  Institutional Class.............................           --      83,668,524
  Institutional Service Class.....................           --       1,478,062
                                                    ------------   ------------
                                                      86,895,808    270,434,350
 Cost of shares redeemed:
  Institutional Class.............................  (108,117,910)  (101,781,417)
  Institutional Service Class.....................    (1,640,950)    (1,135,271)
                                                    ------------   ------------
  Increase (decrease) in net assets derived from
   capital share transactions.....................   (22,863,052)   167,517,662
                                                    ------------   ------------
  Net increase in net assets......................    67,532,047    229,514,741
NET ASSETS:
 Beginning of period..............................   836,476,652    606,961,911
                                                    ------------   ------------
 End of period....................................  $904,008,699   $836,476,652
                                                    ============   ============
 Accumulated undistributed net investment income..  $  5,658,300   $     68,059
                                                    ============   ============




 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                      INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL
                          CLASS     SERVICE CLASS     CLASS     SERVICE CLASS     CLASS     SERVICE CLASS
                      ------------- ------------- ------------- ------------- ------------- -------------
                              SIX MONTHS                           YEAR ENDED DECEMBER 31
                                 ENDED            -------------------------------------------------------
                            JUNE 30, 1997*                   1996                        1995
                      --------------------------- --------------------------- ---------------------------
Net asset value
 at beginning of
 period..........       $  15.87      $  15.85      $  14.43      $  14.43      $  11.58      $  11.58
                        --------      --------      --------      --------      --------      --------
Net investment
 income..........           0.11          0.09          0.25          0.23          0.21          0.20
Net realized and
 unrealized gain
 (loss) on
 investments.....           1.65          1.64          2.98          2.96          3.20          3.20
                        --------      --------      --------      --------      --------      --------
Total from
 investment
 operations......           1.76          1.73          3.23          3.19          3.41          3.40
                        --------      --------      --------      --------      --------      --------
Less dividends
 and
 distributions:
From net
 investment
 income..........            --            --          (0.25)        (0.23)        (0.21)        (0.20)
From net realized
 gain on
 investments.....            --            --          (1.54)        (1.54)        (0.35)        (0.35)
                        --------      --------      --------      --------      --------      --------
Total dividends
 and
 distributions...            --            --          (1.79)        (1.77)        (0.56)        (0.55)
                        --------      --------      --------      --------      --------      --------
Net asset value
 at end of
 period..........       $  17.63      $  17.58      $  15.87      $  15.85      $  14.43      $  14.43
                        ========      ========      ========      ========      ========      ========
Total investment
 return (b)......          11.09%        10.91%        22.41%        22.10%        29.42%        29.32%
Ratios (to
 average net
 assets)/Supplemental
 Data:
 Net investment
  income.........           1.32%+        1.07%+        1.70%         1.45%         1.64%         1.39%
 Net expenses....           0.91%+        1.16%+        0.92%         1.17%         0.93%         1.18%
 Expenses (before
  reimbursement)..          0.91%+        1.16%+        0.92%         1.17%         0.93%         1.18%
Portfolio
 turnover rate...             39%           39%           50%           50%           51%           51%
Average
 commission rate
 paid............       $ 0.0593      $ 0.0593      $ 0.0594      $ 0.0594          (a)           (a)
Net assets at end
 of period (in
 000's)..........       $886,636      $ 17,372      $821,725      $ 14,752      $603,749      $  3,213

                            INSTITUTIONAL CLASS
                       -----------------------------
                          YEAR ENDED DECEMBER 31
                       -----------------------------
                         1994      1993      1992
                       --------- --------- ---------

Net asset value
 at beginning of
 period..........      $  12.40  $  14.16  $  13.66
                       --------  --------  --------
Net investment
 income..........          0.17      0.16      0.21
Net realized and
 unrealized gain
 (loss) on
 investments.....         (0.02)     1.63      2.22
                       --------  --------  --------
Total from
 investment
 operations......          0.15      1.79      2.43
                       --------  --------  --------
Less dividends
 and
 distributions:
From net
 investment
 income..........         (0.17)    (0.37)    (0.28)
From net realized
 gain on
 investments.....         (0.80)    (3.18)    (1.65)
                       --------  --------  --------
Total dividends
 and
 distributions...         (0.97)    (3.55)    (1.93)
                       --------  --------  --------
Net asset value
 at end of
 period..........      $  11.58  $  12.40  $  14.16
                       ========  ========  ========
Total investment
 return (b)......          1.22%    14.90%    20.71%
Ratios (to
 average net
 assets)/Supplemental
 Data:
 Net investment
  income.........          1.50%     1.38%     1.67%
 Net expenses....          0.92%     0.90%     0.90%
 Expenses (before
  reimbursement)..         0.92%     0.93%     0.95%
Portfolio
 turnover rate...            43%       83%      133%
Average
 commission rate
 paid............          (a)       (a)       (a)
Net assets at end
 of period (in
 000's)..........      $396,537  $305,060  $230,836

--------
 * Unaudited.
 + Annualized.
(a) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.
(b) Total return is not annualized.





 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND FUND
================================================================================

--------------------------------------------------------------------------------
MARKET HIGHLIGHTS FOR THE 6-MONTHS ENDED 6/30/97
--------------------------------------------------------------------------------

 . Although the Federal Reserve Board moved to raise interest rates slightly in late March, the bond markets were relatively quiet over the first half of 1997

 . Rapid economic growth in the first quarter of 1997 gave way to more moderate growth in the second quarter, while inflation and unemployment remained low

 . With low bond market volatility and relatively stable interest rates, many income investors moved their attention from Treasuries to other yield-enhancing securities

 . Mortgages and corporate bonds outperformed most other sectors during the first half of the year

--------------------------------------------------------------------------------
FUND HIGHLIGHTS FOR THE 6- AND 12-MONTH PERIODS ENDED 6/30/97
--------------------------------------------------------------------------------

 . One-year total returns of 7.69% and 7.40% for Institutional Class shares and Service Class shares, respectively, as of 6/30/97

 . The Fund overweighted corporate bonds, mortgage-backed, asset-backed, and other securities offering attractive yield spreads to Treasuries

 . Financial company investments and BBB-rated Yankee bonds also contributed positively to performance

 . Both share classes outperformed the average Lipper* intermediate U.S. bond fund for the six months ended 6/30/97


During the first six months of 1997, the bond markets were relatively quiet, with interest rates and bond prices moving within a relatively narrow range. Rapid economic growth in the first quarter prompted a preemptive move by the Federal Reserve Board to increase interest rates by 25 basis points at the end of March. While this had a temporary negative impact on bond prices, slower growth in the second quarter led to a gradual recovery and most bond markets closed the first half of the year slightly ahead of where they had started the year.

High real returns--or returns after adjustments for inflation--attracted foreign capital to the U.S. bond markets, while a rapidly rising stock market tended to draw money away from bonds. With few opportunities for yield enhancement in the Treasury market, many investors focused their attention on securities that offered yield advantages. As yield spreads tightened, corporate bonds, mortgage-backed securities, asset-backed securities, and Yankee bonds outperformed Treasuries during the first half of the year. Selected industries, such as financials and telecommunications, were strong performers, benefiting from relatively stable interest rates and moderate economic growth.

Given this context, how did the MainStay Institutional Bond Fund do during the first half of 1997?

The MainStay Institutional Bond Fund provided total returns of 2.84% and 2.63% for Institutional Class shares and Service Class shares, respectively, for the
--------------------------------------------------------------------------------

Basis point One hundredth of one percent in the yield of an investment, i.e., 100 basis points equals 1%.

Yield spreads The difference in yield between securities in different market sectors, such as corporate bonds and Treasury issues--or between different securities in a single sector, such as short-term and intermediate-term Treasury issues.

Yankee bonds Dollar-denominated bonds issued in the United States by foreign banks and corporations, usually when conditions in the U.S. are more favorable than in other markets, including the issuer's domestic market overseas.
--------------------------------------------------------------------------------
* Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.

================================================================================

--------------------------------------------------------------------------------
Weighting The proportion of a portfolio allocated to a specific security or sector, i.e., a fund is said to be overweighted in a sector when that portion of the portfolio is greater than the sector's general relationship to the market as a whole.

Duration A measure of price sensitivity, which adjusts for the time value of the payments investors will receive and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.

Yield curve When interest rates available from various short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a yield curve.
--------------------------------------------------------------------------------

six months ended 6/30/97. Both share classes outperformed the average Lipper+ intermediate U.S. government fund, which returned 2.50% over the same period.

What contributed to the Fund's outperformance during the first six months of 1997?

Our decision to overweight non-Treasury securities was definitely a positive factor. During the reporting period, yield spreads between non-Treasury securities and Treasury securities tightened, allowing the Fund to see capital appreciation in many of the Fund's holdings. We also increased the Fund's concentration in investment-grade mortgage-backed and asset-backed securities, which also had a positive impact on performance. The Fund also held some low-balance mortgage loans and lower-rated investment-grade Yankee bonds. We believe our disciplined research helped us identify opportunities in these areas and they did well for our investors.

What types of mortgage-related securities did the Fund own?

During the first half of the year, mortgage-backed securities made up 15% of the Fund. Within that segment, the Fund held a variety of securities. In addition to seasoned mortgage pools that performed in line with the market, the Fund also owned unleveraged collateralized mortgage obligations (CMOs), adjustable-rate mortgages (ARMs), and low-balance mortgage loans, all of which outperformed Treasuries. Low-balance mortgage loans paid about 50 basis points over standard mortgages and gained the highest quality rating, as rated by Standard & Poor's and Moody's. Our research showed that they offered an excellent opportunity to enhance yield.

Has the Fund continued to hold all of these securities?

We trimmed back the Fund's mortgage holdings, including CMOs, in June. We felt that the relative advantages of these securities might begin to decline and we wanted to take profits.

Where did you find opportunities in Yankee bonds?

We were particularly interested in Yankee securities. These bonds are issued in the U.S. by foreign banks and corporations, but carry no currency risk since they're denominated in U.S. dollars. We've been investing in these securities for some time, and because of our research, we feel are better equipped than some of our competitors to evaluate Yankee securities. During the first half of the year, we increased the Fund's exposure in Yankee bonds, and the move was positive for the portfolio.

How important is research in your overall investment process?

Very important--especially in a period like the first half of 1997. With interest rates relatively stable, there were few opportunities to increase yields by making duration bets or yield curve plays. As a result, we needed to find attractive relative values by looking at each sector, analyzing risk and reward potential, and evaluating individual issues to see where the real opportunities were. We think our in-depth research, which includes specialists in different markets and a team of PhD's, has been a tremendous asset.


--------------------------------------------------------------------------------
+ Lipper Analytical Services, Inc., is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.

================================================================================

What is the quality rating of the portfolio?

The Fund consists of high-quality, very liquid issues. As of June 30, 1997, the Fund's average weighted quality was AA.

Were there any portions of the portfolio you might have managed differently?

During the first six months of 1997 we were underweighted in utilities because we felt that with deregulation, there was a likelihood of utility bonds being downgraded. While we may have missed an opportunity in the utility sector, we feel that overall, we allocated our assets in a beneficial way.

What's your outlook for the future?

We remain cautiously optimistic. With spreads at tighter levels, the opportunity profile is shifting among non-Treasury securities. The Federal Reserve Board has been vigilant on inflation, and we expect that to continue. As long as productivity increases faster than wages, we don't see any problems on the horizon. Whatever the future brings, we'll continue to seek to maximize total return, consistent with liquidity, low risk to principal, and investment in debt securities.

Ravi Akhoury
Edward Munshower
Portfolio Managers


--------------------------------------------------------------------------------
  Past performance is no guarantee of future results.

                  $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                         BOND FUND VS LEHMAN BROTHERS
                        GOVERNMENT/CORPORATE BOND INDEX

                          INSTITUTIONAL CLASS SHARES

                           [LINE GRAPH APPEARS HERE]

                 DATE          BOND FUND INSTITUTIONAL     LEHMAN BROTHERS
                 ----          -----------------------     ---------------
               1/2/91                  10,000                   10,000
                                       10,240                   10,270
                                       10,350                   10,425
                                       10,960                   11,025
                   91                  11,400                   11,613
                                       11,264                   11,439
                                       11,647                   11,902
                                       12,063                   12,484
                   92                  12,128                   12,494
                                       12,627                   13,075
                                       12,961                   13,468
                                       13,342                   13,913
                   93                  13,310                   13,873
                                       12,949                   13,439
                                       12,776                   13,272
                                       12,829                   13,338
                   94                  12,870                   13,388
                                       13,460                   14,055
                                       14,267                   14,966
                                       14,527                   15,253
                   95                  15,170                   15,963
                                       14,800                   15,590
                                       14,893                   15,663
                                       15,124                   15,939
                   96                  15,595                   16,426
              6/30/97                  16,038                   16,878



                  $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                         BOND FUND VS LEHMAN BROTHERS
                        GOVERNMENT/CORPORATE BOND INDEX

                             SERVICE CLASS SHARES

                           [LINE GRAPH APPEARS HERE]

                 DATE          BOND FUND INSTITUTIONAL     LEHMAN BROTHERS
                 ----          -----------------------     ---------------
               1/2/91                  10,000                   10,000
                                       10,240                   10,270
                                       10,350                   10,425
                                       10,960                   11,025
                   91                  11,400                   11,613
                                       11,264                   11,439
                                       11,647                   11,902
                                       12,063                   12,484
                   92                  12,128                   12,494
                                       12,627                   13,075
                                       12,961                   13,468
                                       13,342                   13,913
                   93                  13,310                   13,873
                                       12,949                   13,439
                                       12,776                   13,272
                                       12,829                   13,338
                   94                  12,870                   13,388
                                       13,446                   14,055
                                       14,253                   14,966
                                       14,512                   15,253
                   95                  15,128                   15,963
                                       14,759                   15,590
                                       14,836                   15,663
                                       15,052                   15,939
                   96                  15,525                   16,426
              6/30/97                  15,934                   16,878


 . Bond Fund -- Lehman Brothers Gov't/Corp Bond Index
Source: Lipper Analytical Services, Inc.
These graphs assume a $10,000 investment made on 1/2/91.


                                            Total Return*                    SEC Average Annual Total Return*
PERFORMANCE                              as of June 30, 1997                        as of June 30, 1997
---------------------------------------------------------------------------------------------------------------------
                                            Year to Date                One Year      Five Year     Since Inception
 --------------------------------------------------------------------------------------------------------------------
Bond Fund Institutional Class                   2.84%                     7.69%         6.61%             7.54%
Bond Fund Service Class+                        2.63%                     7.40%         6.47%             7.43%
Average Lipper Intermediate U.S.
    Government Fund                             2.50%                     6.88%         5.66%             6.97%
Lehman Brothers Gov't/Corporate Bond Index      2.74%                     7.75%         7.23%             8.38%

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]
                          Institutional Class Shares

                                      Year-end

                   1991    1992    1993    1994    1995    1996         1997
                                                                   as of 6/30/97
Total Return %*    14.00   6.39    9.74    -3.31   17.88   2.80         2.84


QUALITY BREAKDOWN++
(% of bonds as of June 30, 1997)
--------------------------------------------------------------------------------

Government/Agency  41.63%
AAA                24.30%
AA                  2.98%
A                  10.80%
BBB                19.44%
BB                  0.85%
                  -------
                  100.00%

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
(% of net assets as of June 30, 1997)
--------------------------------------------------------------------------------

[PIE CHART APPEARS HERE]

 .  U.S. Government & Federal Agencies                 39.35%
 .  Domestic Bonds                                     30.88%
 .  Cash & Equivalents                                  5.48%(S)
 .  Other Asset-Backed/Mortgage-Backed Securities      24.29%

--------------------------------------------------------------------------------

TOP 10 HOLDINGS
(% of net assets as of June 30, 1997)
--------------------------------------------------------------------------------

1.  US Treasury Bond, 2/15/27, 6.625%        11.02%
2.  US Treasury Bond, 8/15/17, 8.875%         4.91%
3.  Green Tree Rec. Equip., 7/15/28, 6.55%    2.99%
4.  US Treasury Bond, 8/15/13, 12.00%         2.94%
5.  US Treasury Note, 11/30/00, 5.625%        2.90%
6.  US Treasury Note, 2/28/02, 6.25%          2.89%
7.  US Treasury Note, 11/15/98, 5.50%         2.85%
8.  US Treasury Note, 11/30/99, 7.75%         2.56%
9.  Hydro Quebec, 7/07/24, 8.05%              2.50%
10. GNMA, 5/20/25, 7.125%                     2.31%

--------------------------------------------------------------------------------

TOP 5 INDUSTRY HOLDINGS
(% of net assets as of June 30, 1997)
--------------------------------------------------------------------------------

1. US Government & Federal Agency     39.35%
2. First Mortgage Loans                8.24%
3. Banks                               8.11%
4. Finance                             4.26%
5. Transportation                      4.08%


Average Maturity                  9.2 years
(as of 6/30/97)

--------------------------------------------------------------------------------
* The total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of
   .25%.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to December 31, 1994. Performance figures for these two Classes after this date will vary based on differences in their expense structures.

++ Actual percentages will vary over time. Bond quality ratings provided by Standard & Poor's. See the prospectus for details.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost.

    The Institutional Class shares are sold with no sales charge. The Service Class shares, first offered 1/1/95, are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25%.

(S) Adjusted for liabilities.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
BOND FUND
PORTFOLIO OF INVESTMENTS
June 30, 1997 (Unaudited)

LONG-TERM INVESTMENTS (94.5%)+
ASSET-BACKED
SECURITIES (12.5%)

                                                          PRINCIPAL
                                                           AMOUNT       VALUE
                                                      --------------------------
AIRCRAFT LEASES (3.1%)
Aircraft Lease Portfolio Securitization Limited
 Series 1996-1 Class C 7.0375%, due 6/15/06 (a).......  $ 2,089,244 $  2,089,244
Airplanes Pass Through Trust Series 1-Class C
 8.15%, due 3/15/19...................................    3,374,000    3,512,401
                                                                    ------------
                                                                       5,601,645
                                                                    ------------
AUTO LEASES (0.7%)
Advanta Automobile Receivables Trust
 Series 1997-1 Class A2 6.75%, due 12/15/03...........    1,205,000    1,210,651
                                                                    ------------
CONSUMER LOANS (3.0%)
Green Tree Recreational Equipment & Consumer Trust
 Series 1997-B Class A1 6.55%, due 7/15/28............    5,375,000    5,362,369
                                                                    ------------
CREDIT CARD RECEIVABLES (2.4%)
Banc One Credit Card Master Trust
 Series 1995-A Class A 6.15%, due 7/15/02.............    1,875,000    1,859,100
Standard Credit Card Master Trust
 Series 1995-4 Class A 5.9125%, due 2/15/00 (a).......    2,375,000    2,375,380
                                                                    ------------
                                                                       4,234,480
                                                                    ------------
EQUIPMENT LOANS (2.4%)
Case Equipment Loan Trust Series 1997-A Class A3
 6.45%, due 3/15/04...................................    2,040,000    2,044,060
Newcourt Receivables Asset Trust
 Series 1996-2 Class A 6.87%, due 6/20/04.............    1,230,855    1,237,970
 Series 1996-3 Class A 6.24%, due 12/20/04............    1,066,592    1,063,339
                                                                    ------------
                                                                       4,345,369
                                                                    ------------
MANUFACTURED HOUSING LOANS (0.9%)
Green Tree Financial Corp. Series 1997-4 Class A7
 7.36%, due 2/15/29...................................    1,650,000    1,633,500
                                                                    ------------
Total Asset-Backed Securities (Cost $22,337,912)......                22,388,014
                                                                    ------------

CORPORATE BONDS (20.6%)

                                                          PRINCIPAL
                                                           AMOUNT       VALUE
                                                      --------------------------
BANKS (5.1%)
Capital One Bank 7.15%, due 9/15/06.................... $ 2,475,000 $  2,502,101
First National Bank Commerce 6.50%, due 1/14/00........   2,000,000    1,998,340
Sakura Capital Funding (Cayman), Ltd.
 6.7625%, due 8/29/49 (a)(c)...........................     825,000      825,000
SouthTrust Bank of Alabama (Birmingham)
 7.69%, due 5/15/25....................................   1,875,000    1,980,600
Wachovia Corp.
 7.00%, due 12/15/99...................................   1,810,000    1,832,553
                                                                    ------------
                                                                       9,138,594
                                                                    ------------
BROKERAGE (2.3%)
Lehman Brothers Holdings, Inc.
 7.375%, due 5/15/07...................................   2,000,000    2,050,120
Salomon, Inc.
 6.70%, due 7/5/00.....................................   2,110,000    2,105,463
                                                                    ------------
                                                                       4,155,583
                                                                    ------------
FINANCE (1.7%)
Integra Financial Corp.
 6.50%, due 4/15/00....................................   1,800,000    1,798,866
TTB Finance Cayman Ltd.
 6.7625%, due 3/18/07 (a)..............................   1,250,000    1,250,000
                                                                    ------------
                                                                       3,048,866
                                                                    ------------
HEALTH CARE (1.1%)
Aetna Services, Inc.
 6.97%, due 8/15/36....................................   1,887,000    1,899,398
                                                                    ------------
INDUSTRIAL (2.9%)
Dayton Hudson Co.
 5.895%, due 6/15/37...................................   1,585,000    1,582,781
Merck & Co.
 Series MTNB
 5.76%, due 5/3/37.....................................     900,000      908,631
RJR Nabisco, Inc.
 8.25%, due 7/1/04.....................................   1,275,000    1,270,321
Sears Roebuck Acceptance Corp.
 6.95%, due 5/15/02....................................   1,470,000    1,480,658
                                                                    ------------
                                                                       5,242,391
                                                                    ------------
MEDIA (1.0%)
Tele-Communications, Inc.
 9.25%, due 4/15/02....................................   1,750,000    1,882,457
                                                                    ------------
TRANSPORTATION (4.1%)
American Airlines
 Series 91A2
 10.18%, due 1/2/13....................................   1,910,000    2,324,107
 Series 94A4
 9.78%, due 11/26/11...................................   2,180,000    2,485,592

--------
+ Percentages indicated are based on Fund net assets.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 1997 (Unaudited)

CORPORATE BONDS (Continued)

                                                          PRINCIPAL
                                                           AMOUNT       VALUE
                                                      -------------------------
TRANSPORTATION (Continued)
Federal Express Corp.
 Series 97-C
 7.65%, due 1/15/14................................... $ 2,460,000 $  2,512,595
                                                                   ------------
                                                                      7,322,294
                                                                   ------------
UTILITIES--TELEPHONE (2.4%)
BellSouth Capital Funding Corp.
 6.04%, due 11/15/26..................................   2,345,000    2,320,073
US West Capital Funding, Inc.
 7.95%, due 2/1/97....................................   1,940,000    1,957,732
                                                                   ------------
                                                                      4,277,805
                                                                   ------------
Total Corporate Bonds (Cost $36,727,225)..............               36,967,388
                                                                   ------------
MORTGAGE-BACKED SECURITIES (11.8%)
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE
 OBLIGATIONS) (3.6%)
Asset Securitization Corp.
 Series 1996-MD6 Class A1B
 6.88%, due 11/13/26..................................   1,935,000    1,936,974
 Series 1997-MD7 Class A1B
 7.41%, due 1/13/30...................................   1,615,000    1,658,411
 Series 1997-D4 Class A1D
 7.49%, due 4/14/29...................................   2,750,000    2,837,449
                                                                   ------------
                                                                      6,432,834
                                                                   ------------
FIRST MORTGAGE LOANS (COLLATERALIZED
 MORTGAGE OBLIGATIONS) (8.2%)
Bear Stearns Mortgage Securities, Inc.
 Series 1996-5 Class A2
 10.00%, due 9/25/27..................................   1,386,945    1,440,800
 Series 1996-4 Class AI2
 10.50%, due 9/25/27..................................   1,245,662    1,304,782
Residential Accredit Loans, Inc.
 Series 1997-QS4 Class A4
 10.00%, due 5/25/27..................................   1,162,414    1,230,973
 Series 1997-QS5 Class A3
 10.00%, due 7/25/27..................................   1,910,000    2,017,132
 Series 1996-QS4 Class AI2
 11.00%, due 8/25/26..................................   1,362,270    1,423,994
 Series 1997-QS1 Class A6
 11.00%, due 2/25/27..................................   1,883,985    2,055,089
Residential Asset Securitization Trust
 Series 1997-A3 Class A4
 10.00%, due 5/25/27..................................   2,284,937    2,407,661
 Series 1997-A5 Class A7
 10.00%, due 7/25/27..................................   1,139,664    1,199,496


                                                          PRINCIPAL
                                                           AMOUNT       VALUE
                                                      -------------------------
FIRST MORTGAGE LOANS (COLLATERALIZED
 MORTGAGE OBLIGATIONS) (Continued)
Structured Asset Securities Corp.
 Series 1996-2 Class A1
 7.00%, due 8/25/26................................... $ 1,700,000 $  1,709,826
                                                                   ------------
                                                                     14,789,753
                                                                   ------------
Total Mortgage-Backed Securities (Cost $21,062,000)...               21,222,587
                                                                   ------------
U.S. GOVERNMENT &
FEDERAL AGENCIES (39.3%)
FEDERAL NATIONAL MORTGAGE ASSOCIATION (COLLATERALIZED
 MORTGAGE OBLIGATIONS) (1.4%)
 6.515%, due 12/1/03..................................   1,294,085    1,275,838
 6.525%, due 12/1/03..................................   1,244,324    1,231,109
                                                                   ------------
                                                                      2,506,947
                                                                   ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION II
 (MORTGAGE PASS-THROUGH SECURITIES) (6.5%)
 6.875%, due 10/20/22 ARM (b).........................   3,247,204    3,342,607
 7.125%, due 6/20/23-8/20/25 ARM (b)..................   8,168,870    8,393,694
                                                                   ------------
                                                                     11,736,301
                                                                   ------------
UNITED STATES TREASURY BONDS (18.9%)
 6.625%, due 2/15/27 (d)..............................  20,225,000   19,788,949
 8.875%, due 8/15/17 (d)..............................   7,243,000    8,821,757
 12.00%, due 8/15/13 (d)..............................   3,745,000    5,271,686
                                                                   ------------
                                                                     33,882,392
                                                                   ------------
UNITED STATES TREASURY NOTES (12.5%)
 5.50%, due 11/15/98 (d)..............................   5,150,000    5,119,409
 5.625%, due 11/30/00 (d).............................   5,265,000    5,209,875
 6.25%, due 2/28/02 (d)...............................   5,215,000    5,185,640
 7.75%, due 11/30/99 (d)..............................   4,440,000    4,594,690
 7.875%, due 11/15/99 (d).............................   2,232,000    2,408,819
                                                                   ------------
                                                                     22,518,433
                                                                   ------------
Total U.S. Government & Federal Agencies
 (Cost $70,132,035)...................................               70,644,073
                                                                   ------------
YANKEE BONDS (10.3%)
BANKS (3.0%)
Dao Heng Bank Ltd.
 7.75%, due 1/24/07 (c)...............................   2,200,000    2,205,698

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

YANKEE BONDS (Continued)

                                                      PRINCIPAL
                                                       AMOUNT       VALUE
                                                  ---------------------------
BANKS (Continued)
Export-Import Bank Korea
 6.50%, due 11/15/06.............................  $   590,000  $    571,173
 7.10%, due 3/15/07..............................    2,620,000     2,644,523
                                                                ------------
                                                                   5,421,394
                                                                ------------
FINANCE (2.6%)
Guangdong International Trust & Investments
 8.75%, due 10/24/16.............................    2,450,000     2,550,597
Hero Asia BVI Co. Ltd.
 9.11%, due 10/15/01 (c).........................      781,005       811,690
Wharf Capital International Ltd.
 8.875%, due 11/1/04.............................    1,150,000     1,236,365
                                                                ------------
                                                                   4,598,652
                                                                ------------
FOREIGN GOVERNMENTS (3.9%)
Hydro-Quebec (Province of) Canada
 8.05%, due 7/7/24...............................    4,125,000     4,488,413
Republic of Columbia
 8.375%, due 2/15/27.............................    1,140,000     1,104,523
Republic of South Africa
 8.50%, due 6/23/97..............................    1,445,000     1,442,601
                                                                ------------
                                                                   7,035,537
                                                                ------------
UTILITIES--TELEPHONE (0.8%)
SK Telecom Co., Ltd.
 7.75%, due 4/29/04..............................    1,375,000     1,399,461
                                                                ------------
Total Yankee Bonds (Cost $18,132,674)............                 18,455,044
                                                                ------------
Total Long-Term Investments (Cost $168,391,846)..                169,677,106
                                                                ------------

SHORT-TERM INVESTMENT (3.9%)

                                                      PRINCIPAL
                                                       AMOUNT       VALUE
                                                  ---------------------------
COMMERCIAL PAPER (3.9%)
Ford Motor Credit Corp.
 6.111%, due 7/1/97..............................  $ 7,010,000  $  7,010,000
                                                                ------------
Total Short-Term Investment (Cost $7,010,000)....                  7,010,000
                                                                ------------
Total Investments (Cost $175,401,846) (e)........         98.4%  176,687,106 (f)
Cash and Other Assets,
 Less Liabilities................................          1.6     2,832,339
                                                   -----------  ------------
Net Assets.......................................        100.0% $179,519,445
                                                   ===========  ============

--------
(a) Floating rate. Rate shown is the rate in effect at June 30, 1997.
(b) ARM--Adjustable Rate Mortgage. Resets annually.
(c) May be sold to institutional investors only.
(d) Represents securities out on loan or a portion of which is out on loan.
(e) The cost for Federal income tax purposes is $175,518,652.
(f) At June 30, 1997 net unrealized depreciation was $1,168,454, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,428,940 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $260,486.







 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1997 (Unaudited)



ASSETS:
 Investment in securities, at value
  (identified cost $175,401,846)................................. $176,687,106
 Cash............................................................          224
 Receivables:
 Investment securities sold......................................   13,421,985
 Interest........................................................    2,458,518
                                                                  ------------
   Total assets..................................................  192,567,833
                                                                  ------------
LIABILITIES:
 Payables:
 Investment securities purchased.................................   12,894,567
 Administrator...................................................       66,884
 Adviser.........................................................       29,374
 Fund shares redeemed............................................        6,445
 Custodian.......................................................        4,173
 Transfer agent..................................................        3,217
 Accrued expenses................................................       43,728
                                                                  ------------
   Total liabilities.............................................   13,048,388
                                                                  ------------
 Net assets...................................................... $179,519,445
                                                                  ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
  1 billion shares authorized
 Institutional Class............................................. $     18,212
 Institutional Service Class.....................................          150
 Additional paid-in capital......................................  188,223,781
 Accumulated undistributed net investment income.................    5,516,831
 Accumulated net realized loss on investments....................  (15,524,789)
 Net unrealized appreciation on investments......................    1,285,260
                                                                  ------------
 Net assets...................................................... $179,519,445
                                                                  ============
Institutional Class
 Net assets applicable to outstanding shares..................... $178,063,033
                                                                  ============
 Shares of capital stock outstanding.............................   18,212,251
                                                                  ============
 Net asset value per share outstanding........................... $       9.78
                                                                  ============
Institutional Service Class
 Net assets applicable to outstanding shares..................... $  1,456,412
                                                                  ============
 Shares of capital stock outstanding.............................      149,565
                                                                  ============
 Net asset value per share outstanding........................... $       9.74
                                                                  ============
STATEMENT OF OPERATIONS
For the six months ended June 30,
1997 (Unaudited)

INVESTMENT INCOME:
 Income:
 Interest........................................................ $  6,171,812
                                                                  ------------
 Expenses:
 Administration..................................................      478,908
 Advisory........................................................      174,148
 Professional....................................................       23,375
 Registration....................................................       13,456
 Custodian.......................................................       13,398
 Transfer agent..................................................       12,680
 Shareholder communication.......................................        9,077
 Directors.......................................................        2,815
 Service.........................................................        1,926
 Miscellaneous...................................................        8,464
                                                                  ------------
   Total expenses before
    reimbursement................................................      738,247
 Expense reimbursement from Administrator........................      (83,266)
                                                                  ------------
   Net expenses..................................................      654,981
                                                                  ------------
 Net investment income...........................................    5,516,831
                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss on investments................................   (1,066,656)
 Net change in unrealized appreciation on investments............      335,376
                                                                  ------------
 Net realized and unrealized loss on investments.................     (731,280)
                                                                  ------------
 Net increase in net assets resulting from operations............ $  4,785,551
                                                                  ============



 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1997 (Unaudited) and the year ended December 31, 1996

                                                        1997          1996
                                                    ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
 Net investment income............................. $  5,516,831  $ 10,823,324
 Net realized loss on investments..................   (1,066,656)   (1,408,215)
 Net change in unrealized appreciation on
  investments......................................      335,376    (4,694,584)
                                                    ------------  ------------
 Net increase in net assets resulting from
  operations.......................................    4,785,551     4,720,525
                                                    ------------  ------------
 Dividends to shareholders:
 From net investment income:
  Institutional Class..............................          --    (10,771,014)
  Institutional Service Class......................          --        (96,049)
                                                    ------------  ------------
   Total dividends to shareholders.................          --    (10,867,063)
                                                    ------------  ------------
 Capital share transactions:
 Net proceeds from sale of shares:
  Institutional Class..............................    4,401,028    13,700,996
  Institutional Service Class......................      463,392     1,264,903
 Net asset value of shares issued to shareholders
  in reinvestment of dividends:
  Institutional Class..............................          --     10,770,836
  Institutional Service Class......................          --         96,049
                                                    ------------  ------------
                                                       4,864,420    25,832,784
 Cost of shares redeemed:
  Institutional Class..............................   (8,093,685)  (34,891,092)
  Institutional Service Class......................     (642,634)     (456,729)
                                                    ------------  ------------
  Decrease in net assets derived from capital
   share transactions..............................   (3,871,899)   (9,515,037)
                                                    ------------  ------------
  Net increase (decrease) in net assets............      913,652   (15,661,575)
NET ASSETS:
 Beginning of period...............................  178,605,793   194,267,368
                                                    ------------  ------------
 End of period..................................... $179,519,445  $178,605,793
                                                    ============  ============
 Accumulated undistributed net investment income... $  5,516,831  $        --
                                                    ============  ============

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                    INSTITUTIONAL                INSTITUTIONAL
                      INSTITUTIONAL    SERVICE     INSTITUTIONAL    SERVICE
                          CLASS         CLASS          CLASS         CLASS
                      ------------- -------------  ------------- -------------
                              SIX MONTHS              YEAR ENDED DECEMBER 31
                                 ENDED             ---------------------------
                            JUNE 30, 1997*                    1996
                      ---------------------------  ---------------------------
Net asset value
 at beginning of
 period..........       $   9.51       $ 9.49        $   9.85       $ 9.83
                        --------       ------      ------------- -------------
Net investment
 income..........           0.30         0.28            0.62         0.60
Net realized and
 unrealized gain
 (loss) on
 investments.....          (0.03)       (0.03)          (0.34)       (0.34)
                        --------       ------      ------------- -------------
Total from
 investment
 operations......           0.27         0.25            0.28         0.26
                        --------       ------      ------------- -------------
Less dividends
 and
 distributions:
From net
 investment
 income..........            --           --            (0.62)       (0.60)
From net realized
 gain
 on investments..            --           --              --           --
In excess of net
 realized gain on
 investments.....            --           --              --           --
                        --------       ------      ------------- -------------
Total dividends
 and
 distributions...            --           --            (0.62)       (0.60)
                        --------       ------      ------------- -------------
Net asset value
 at end of
 period..........       $   9.78       $ 9.74        $   9.51       $ 9.49
                        ========       ======      ============= =============
Total investment
 return (a)......           2.84%        2.63%           2.80%        2.62%
Ratios (to
 average net
 assets)/Supplemental
 Data:
 Net investment
  income.........           6.34%+       6.09%+          6.10%        5.85%
 Net expenses....           0.75%+       1.00%+          0.75%        1.00%
 Expenses (before
  reimbursement)..          0.85%+       1.10%+          0.86%        1.11%
Portfolio
 turnover rate...            146%         146%            398%         398%
Net assets at end
 of period
 (in 000's)......       $178,063       $1,456        $177,009       $1,597

                                      INSTITUTIONAL
                        INSTITUTIONAL    SERVICE
                            CLASS         CLASS         INSTITUTIONAL CLASS
                        ------------- ------------- ------------------------------
                                          YEAR ENDED DECEMBER 31
                        ----------------------------------------------------------
                                   1995               1994       1993      1992
                        --------------------------- ---------- --------- ---------
Net asset value
 at beginning of
 period..........         $   8.93       $ 8.93     $   9.98   $  11.08  $  11.40
                        ------------- ------------- ---------- --------- ---------
Net investment
 income..........             0.68         0.67         0.72       0.74      0.61
Net realized and
 unrealized gain
 (loss) on
 investments.....             0.92         0.90        (1.05)      0.26      0.05
                        ------------- ------------- ---------- --------- ---------
Total from
 investment
 operations......             1.60         1.57        (0.33)      1.00      0.66
                        ------------- ------------- ---------- --------- ---------
Less dividends
 and
 distributions:
From net
 investment
 income..........            (0.68)       (0.67)       (0.72)     (1.35)    (0.70)
From net realized
 gain
 on investments..              --           --           --       (0.65)    (0.28)
In excess of net
 realized gain on
 investments.....              --           --           --       (0.10)      --
                        ------------- ------------- ---------- --------- ---------
Total dividends
 and
 distributions...            (0.68)       (0.67)       (0.72)     (2.10)    (0.98)
                        ------------- ------------- ---------- --------- ---------
Net asset value
 at end of
 period..........         $   9.85       $ 9.83     $   8.93   $   9.98  $  11.08
                        ============= ============= ========== ========= =========
Total investment
 return (a)......            17.88%       17.55%       (3.31%)     9.74%     6.39%
Ratios (to
 average net
 assets)/Supplemental
 Data:
 Net investment
  income.........             6.62%        6.37%        7.13%      6.86%     6.02%
 Net expenses....             0.75%        1.00%        0.75%      0.70%     0.70%
 Expenses (before
  reimbursement)..            0.86%        1.11%        0.82%      0.84%     0.85%
Portfolio
 turnover rate...              470%         470%         478%       567%      609%
Net assets at end
 of period
 (in 000's)......         $193,518       $  749      $202,970   $219,834  $203,531

--------
 * Unaudited.
 + Annualized.
(a) Total return is not annualized.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Indexed Bond Fund
================================================================================
--------------------------------------------------------------------------------
MARKET HIGHLIGHTS FOR THE 6-MONTH ENDED 6/30/97
--------------------------------------------------------------------------------
 .  Rapid economic growth in the first quarter of 1997 led the Federal Reserve
   Board to raise interest rates slightly at the end of March

 . Bond prices fell following the rate increase, but rallied in the second quarter of 1997 as economic growth slowed to a more sustainable level

 . The Salomon Brothers Broad Investment Grade (BIG) Index* returned 3.07% over the first half of 1997

 .  During the first half of 1997, interest rates and bond prices remained within a relatively narrow range, with most major sectors providing positive overall returns
--------------------------------------------------------------------------------
FUND HIGHLIGHTS FOR THE 6- AND 12-MONTH PERIODS ENDED 6/30/97
--------------------------------------------------------------------------------
 . One-year total returns of 7.33% and 7.11% for Institutional Class shares and Service Class shares, respectively, as of 6/30/97

 . Mortgage-backed securities and BBB-rated corporate bonds were the best performing sectors in the Fund, each returning 3.77% over the first six months of 1997

 . Treasury securities and high-quality corporate bonds underperformed, but still provided positive returns

 . Both share classes outperformed the average Lipper/+/ general U.S. government fund for the six months ended 6/30/97

The bond markets were relatively quiet in the first half of 1997, with interest rates and bond prices remaining in a relatively narrow range. The biggest shift came in late March, when the bond market braced for, and then reacted to, a preemptive move by the Federal Reserve Board to curtail inflation and slow the rapidly expanding economy. As interest rates rose 25 basis points, bond prices fell, causing the Salomon Brothers Broad Investment Grade (BIG) Index to close the first quarter of 1997 down 0.70%.

Fortunately, many analysts felt that the Federal Reserve Board's move had the desired effect to slow economic growth to more sustainable levels and to help the general concern over inflation subside. These developments helped bond prices rally, with the Salomon Brothers BIG Index gaining 3.80% in the second quarter of 1997, to bring the total return for the Index to 3.07% for the first half of the year.

As may be typical during a market rally, the highest quality securities underperformed, while those with wider yield spreads to Treasuries generally did better. High-yield bonds did especially well, but are not included in the Fund's investments.

--------------------------------------------------------------------------------
Basis point One hundredth of one percent in the yield of an investment, i.e., 100 basis points equals 1%.

Yield spread The difference in yield between securities in different market sectors, such as corporate bonds and Treasury issues--or between different securities in a single sector, such as short-term and intermediate-term Treasury issues.

High-yield bonds Debt securities rated below investment grade by major rating agencies. Such bonds typically pay higher yields to compensate investors for accepting a higher level of risk.
--------------------------------------------------------------------------------
================================================================================
* The Salomon Brothers Broad Investment Grade Bond Index is an unmanaged index generally considered representative of the U.S. bond market.

+ Lipper Analytical Services, Inc., is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.

================================================================================

--------------------------------------------------------------------------------
Mortgage-backed securities Securities representing interests in "pools" of mortgages in which principal and interest payments by the holders of the underlying fixed or adjustable-rate mortgages are, in effect, "passed through" to investors (net of fees paid to the issuer or guarantor of the securities).
--------------------------------------------------------------------------------

Given this context, how did the MainStay Institutional Indexed Bond Fund do in the first half of 1997?

Very well. For the six months ended 6/30/97, the Fund returned 2.76% and 2.66% for Institutional Class shares and Service Class shares, respectively. Both share classes outperformed the average Lipper general U.S. government fund, which returned 2.47% over the same period.

What helped the Fund outperform its peers over the first half of the year?

Unlike funds that attempt to move assets from sector to sector as opportunities may arise, the MainStay Institutional Indexed Bond Fund seeks to provide investment results that correspond to the total return performance of fixed income securities in the aggregate, as represented by the Salomon Brothers BIG Index. During the first half of 1997, the makeup of the Index provided favorable opportunities for income investors and helped the Fund outperform its peers.

Which sectors had the strongest performance?

Mortgage-backed securities represented 29.65% of the Index on 6/30/97 and provided a total return of 3.77% for the six months ended on that date. Long-term BBB-rated corporate bonds also returned 3.77% over the same period. As may generally be the case, sectors that offered the widest yield spreads to Treasuries tended to provide the best performance as the market rallied. While high-yield securities provided higher returns, they are not part of the Index and were not included in the Fund.

Which sectors underperformed?

In the relatively quiet bond market during the first half of the year, most bond sectors provided positive overall returns. Treasury securities, which represented 43.65% of the Index as of 6/30/97, gained 2.72% during the reporting period. AAA-rated and AA-rated corporate bonds did slightly better, gaining 2.86% over the first six months of the year. While these sectors underperformed other yield-enhancing securities, their positive returns were in line with historical averages from 1926 through 1996./++/

Why didn't the Fund outperform the Index?

First, the Fund's objective is to track the Index, not outperform it. Second, the Salomon Brothers BIG Index is a hypothetical investment that does not incur trading costs or management fees. The Fund, on the other hand, is a real-world investment, which is subject to these expenses. As a result, the Fund will generally underperform the Index by a small amount and investors should take this fact into account in evaluating the performance of any indexed fund.

Will the Fund ever do well when bonds in general don't?

As evidenced by the Fund's negative return for the first quarter of 1997, it's highly unlikely. Of course, past performance is no guarantee of future results and no one can say for sure where the markets will head or which sectors may face setbacks. But the Fund seeks to remain fully invested across the sectors represented in the Salomon Brothers BIG Index. Just as it benefited during the recent broad bond market rally, the Fund will also participate in any general market decline. Although past performance is no guarantee of future results, one way to see how the ups and downs of the bond markets have affected the Fund is to look at its results over the long-term.

--------------------------------------------------------------------------------
++ Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved. From 1926 to 1996, the average annual total return for long-term corporate bonds was 5.6%, making the six-month average return 2.8%. Past performance is no guarantee of future results.

================================================================================

What's your outlook for the future?

We think bond investments will continue to represent a way to pursue current income and away for equity investors to seek to diversify their holdings. As long as inflation remains modest and the economy continues to grow at a reasonable pace, the bond market should benefit. Rapid economic growth, rising wages, or higher inflation could pose challenges for bond investors. In any case, we will seek to track the Salomon Brothers BIG Index as closely as we can, in both good and bad markets and regardless of whether interest rates go up or down.

James A. Mehling, CFA
Portfolio Manager


--------------------------------------------------------------------------------
 Past performance is no guarantee of future results.

                             [GRAPH APPEARS HERE]

                  $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                INDEXED BOND FUND VS SALOMON BROTHERS BIG INDEX

                          INSTITUTIONAL CLASS SHARES


              DATE         INDEXED BOND FUND INSTITUTIONAL     SALOMON BROTHER
              ----         -------------------------------     ---------------
             1/2/91                    10,000                       10,000
                                       10,220                       10,263
                                       10,380                       10,448
                                       10,930                       11,042
                 91                    11,470                       11,597
                                       11,334                       11,461
                                       11,756                       11,927
                                       12,262                       12,442
                 92                    12,283                       12,477
                                       12,788                       12,996
                                       13,128                       13,355
                                       13,491                       13,708
                 93                    13,467                       13,711
                                       13,066                       13,326
                                       12,908                       13,197
                                       12,956                       13,269
                 94                    13,003                       13,320
                                       13,637                       13,995
                                       14,451                       14,853
                                       14,723                       15,135
                 95                    15,354                       15,792
                                       15,032                       15,516
                                       15,074                       15,592
                                       15,312                       15,884
                 96                    15,745                       16,363
            6/30/97                    16,179                       18,696


                  $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                INDEXED BOND FUND VS SALOMON BROTHERS BIG INDEX

                             SERVICE CLASS SHARES

              DATE         INDEXED BOND FUND SERVICE           SALOMON BROTHER
              ----         --------------------------          ---------------
             1/2/91                    10,000                       10,000
                                       10,220                       10,263
                                       10,380                       10,448
                                       10,930                       10,042
                 91                    11,470                       11,597
                                       11,334                       11,461
                                       11,756                       11,927
                                       12,262                       12,442
                 92                    12,283                       12,477
                                       12,788                       12,996
                                       13,128                       13,355
                                       13,491                       13,708
                 93                    13,467                       13,711
                                       13,066                       13,326
                                       12,908                       13,197
                                       12,956                       13,269
                 94                    13,003                       13,320
                                       13,663                       13,995
                                       14,477                       14,853
                 95                    14,723                       15,135
                                       15,341                       15,792
                                       15,020                       15,516
                                       15,047                       15,592
                                       15,285                       15,884
                 96                    15,699                       16,363
            6/30/97                    16,117                       18,696



 . Indexed Bond Fund -- Salomon Brothers BIG Index
Source: Lipper Analytical Services, Inc.
These graphs assume a $10,000 investment made on 1/2/91.



                                             Total Return*                 SEC Average Total Return*
Performance                                as of June 30, 1997              as of June 30,1997
---------------------------------------------------------------------------------------------------------------------
                                              Year to Date          One Year   Five Year      Since Inception
---------------------------------------------------------------------------------------------------------------------
Indexed Bond Fund Institutional Class                2.76%            7.33%      6.59%            7.68%
Indexed Bond Fund Service Class+                     2.66%            7.11%      6.51%            7.62%
Average Lipper General U.S. Government Fund          2.47%            7.01%      5.98%            7.08%
Salomon Brothers BIG Bond Index                      3.07%            8.16%      7.17%            8.37%


YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                           [BAR GRAPH APPEARS HERE]

                          Institutional Class Shares

                      Year-end             Total Return %*
                      --------             ---------------
                        1991                   14.70
                        1992                    7.09
                        1993                    9.64
                        1994                   -3.44
                        1995                   18.07
                        1996                    2.55
                        1997 as of 6/30/97      2.76

--------------------------------------------------------------------------------

                              Quality Breakdown++
                       (% of bonds as of June 30, 1997)
--------------------------------------------------------------------------------
                          Government/Agency   78.95%
                          AAA                  3.95%
                          AA                   3.50%
                          A                   10.55%
                          BBB                  3.05%
                                             -------
                                             100.00%

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
(% of net assets as of June 30, 1997)
--------------------------------------------------------------------------------
[PIE CHART APPEARS HERE]

 . U.S. Government & Federal Agencies     77.84%

 . Domestic Bonds -- Non-Convertible      18.56%

 . Cash & Equivalents                      2.18%(S)

 . Foreign & Other Non-Convertible Bonds     1.42%
--------------------------------------------------------------------------------

Top 10 Holdings
(% of net assets as of June 30, 1997)
--------------------------------------------------------------------------------
1.  Donaldson, Lufkin & Jenrette        11/01/05, 6.875%  2.46%
2.  FHLMC                                9/17/01, 7.256%  2.38%
3.  Bayerische Landesbank NY             2/09/06, 6.20%   2.31%
4.  US Treasury Note                    11/05/01, 7.50%   2.11%
5.  Northern Telecom                     6/12/01, 8.75%   1.80%
6.  US Treasury Note                     5/15/99, 6.375%  1.69%
7.  US Treasury Note                     7/15/98, 8.25%   1.55%
8.  US Treasury Note                    10/31/99, 7.50%   1.39%
9.  US Treasury Note                     3/31/00, 6.875%  1.37%
10. Federal Farm Mountain                9/10/99, 6.17%   1.34%
--------------------------------------------------------------------------------

Top 5 Industry
Holdings
(% of net assets as of June 30, 1997)
--------------------------------------------------------------------------------
1. US Government & Federal Agencies    77.84%
2. Banks                                4.99%
3. Finance                              2.89%
4. Utilities-Telephone                  2.75%
5. Utilities-Electric                   1.51%
--------------------------------------------------------------------------------
Average Maturity   6.8 years
(as of 6/30/97)
--------------------------------------------------------------------------------

* The total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25%.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to December 31, 1994. Performance figures for these two Classes after this date will vary based on differences in their expense structures.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost.

    The Institutional Class shares are sold with no sales charge. The Service Class shares, first offered 1/1/95, are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25%.

    Unlike other funds which generally seek to "beat" the market, index funds seek to track their respective indices.

++ Actual percentages will vary over time. Bond quality ratings provided by Standard & Poor's. See the prospectus for details.

(S) Adjusted for liabilities.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
INDEXED BOND FUND
PORTFOLIO OF INVESTMENTS
June 30, 1997 (Unaudited)

LONG-TERM INVESTMENTS (97.8%)+
CORPORATE BONDS (18.6%)


                                                          PRINCIPAL
                                                           AMOUNT     VALUE
                                                         ----------------------
AUTOMOTIVE (0.3%)
General Motors Corp.
 8.125%, due 4/15/16.................................... $ 300,000 $    310,875
                                                                   ------------
AUTOMOTIVE RENTALS (0.6%)
Hertz Corp.
 7.00%, due 7/15/03.....................................   700,000      694,750
                                                                   ------------
BANKS (4.5%)
ABN Amro Bank, N.V.
 Chicago Branch
 7.55%, due 6/28/06.....................................   800,000      824,000
ANZ Banking Group, Ltd.
 7.55%, due 9/15/06.....................................   700,000      720,125
Bayerische Landesbank-NY
 6.20%, due 2/6/06...................................... 2,900,000    2,744,125
First Union Corp.
 8.77%, due 11/15/04.................................... 1,000,000    1,042,500
                                                                   ------------
                                                                      5,330,750
                                                                   ------------
CHEMICALS (0.7%)
DuPont (E.I.) de Nemours & Co.
 8.125%, due 3/15/04....................................   800,000      855,000
                                                                   ------------
CONSUMER FINANCIAL SERVICES (1.4%)
General Motors Acceptance Corp.
 8.40%, due 10/15/99....................................   500,000      521,250
Japan Financial Corp.
 8.70%, due 7/30/01.....................................   600,000      642,000
KFW International Finance, Inc.
 9.125%, due 5/15/01....................................   500,000      541,875
                                                                   ------------
                                                                      1,705,125
                                                                   ------------
ENTERTAINMENT (0.5%)
Walt Disney Co. (The)
 6.75%, due 3/30/06.....................................   600,000      591,750
                                                                   ------------
FINANCE (2.9%)
Commercial Credit Co.
 8.70%, due 6/15/10.....................................   450,000      514,688
Donaldson, Lufkin & Jenrette
 Securities Corp.
 6.875%, due 11/1/05.................................... 3,000,000    2,921,250
                                                                   ------------
                                                                      3,435,938
                                                                   ------------
FOOD, BEVERAGES & TOBACCO (0.5%)
Coca-Cola Enterprises
 8.50%, due 2/1/22......................................   500,000      553,125
                                                                   ------------
MACHINERY (0.5%)
Caterpillar, Inc.
 9.00%, due 4/15/06.....................................   500,000      564,375
                                                                   ------------

--------

                                                          PRINCIPAL
                                                           AMOUNT     VALUE
                                                         ----------------------
OIL & GAS (0.4%)
Texaco Capital, Inc.
 9.75%, due 3/15/20..................................... $ 350,000 $    434,437
                                                                   ------------
PAPER & FOREST PRODUCTS (0.5%)
Scott Paper Co.
 7.00%, due 8/15/23.....................................   650,000      604,500
                                                                   ------------
RETAIL--GENERAL MERCHANDISE (0.7%)
Limited, Inc.
 7.50%, due 3/15/23.....................................   900,000      790,875
                                                                   ------------
STEEL (0.9%)
USX Corp.
 7.20%, due 2/15/04..................................... 1,100,000    1,104,125
                                                                   ------------
UTILITIES--ELECTRIC (1.5%)
Pennsylvania Power & Light Co.
 7.30%, due 3/1/24...................................... 1,000,000      945,000
Texas Utility Electric Co.
 8.25%, due 4/1/04......................................   800,000      850,000
                                                                   ------------
                                                                      1,795,000
                                                                   ------------
UTILITIES--TELEPHONE (2.7%)
Northern Telecom
 8.75%, due 6/12/01..................................... 2,000,000    2,142,500
United Telecommunication, Inc.
 9.50%, due 4/1/03...................................... 1,000,000    1,118,750
                                                                   ------------
                                                                      3,261,250
                                                                   ------------
Total Corporate Bonds
 (Cost $21,666,838).....................................             22,031,875
                                                                   ------------

FOREIGN GOVERNMENT (0.9%)

CANADA (0.9%)
Ontario Hydro
 7.45%, due 3/31/13 (b).................................   500,000      506,250
Quebec (Province of)
 7.50%, due 7/15/23 (b).................................   600,000      585,000
                                                                   ------------
Total Foreign Government
 (Cost $1,028,092)......................................              1,091,250
                                                                   ------------

INTERNATIONAL
CORPORATE BOND (0.5%)

BANKS (0.5%)
Korea Development Bank
 (Eurobonds)
 7.25%, due 5/15/06.....................................   600,000      596,250
                                                                   ------------
Total International Corporate Bond
 (Cost $587,689)........................................                596,250
                                                                   ------------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 1997 (Unaudited)

U.S. GOVERNMENT & FEDERAL AGENCIES (77.8%)


                                                      PRINCIPAL
                                                       AMOUNT       VALUE
                                                   -------------------------
FEDERAL FARM MOUNTAIN (1.3%)
 6.17%, due 9/10/99................................ $1,600,000  $  1,593,040
                                                                ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (2.9%)
 (zero coupon), due 11/29/19.......................  3,100,000       628,339
 7.526%, due 9/17/01...............................  2,800,000     2,826,880
                                                                ------------
                                                                   3,455,219
                                                                ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION GOLD
 (MORTGAGE PASS-THROUGH SECURITIES) (8.9%)
 6.50%, due 10/1/01-5/1/26.........................  3,915,338     3,811,127
 7.00%, due 8/1/03-7/1/26..........................  2,870,415     2,855,651
 7.50%, due 9/1/11-11/1/26.........................  2,938,168     2,960,181
 8.00%, due 7/1/26.................................    927,184       948,916
                                                                ------------
                                                                  10,575,875
                                                                ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.6%)
 (zero coupon), due 7/5/14.........................  2,500,000       741,250
                                                                ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (11.0%)
 6.50%, due 7/1/03-5/1/26..........................  4,258,414     4,148,656
 7.00%, due 5/1/11-11/1/26.........................  3,309,329     3,277,023
 7.50%, due 11/1/26................................    491,649       492,725
 8.00%, due 7/1/07-11/1/26.........................  5,036,904     5,160,870
                                                                ------------
                                                                  13,079,274
                                                                ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION I
 (MORTGAGE PASS-THROUGH SECURITIES) (7.8%)
 7.00%, due 3/15/07-5/15/26........................  1,933,689     1,918,529
 7.50%, due 8/15/08-11/15/26.......................  2,866,998     2,890,787
 8.00%, due 6/15/26-11/15/26.......................  2,450,973     2,506,887
 8.50%, due 7/15/26-11/15/26.......................  1,895,608     1,970,248
                                                                ------------
                                                                   9,286,451
                                                                ------------
UNITED STATES TREASURY BONDS (13.9%)
 6.00%, due 2/15/26................................    500,000       447,200
 6.25%, due 8/15/23................................    700,000       647,941
 6.875%, due 8/15/25...............................    500,000       501,810
 7.125%, due 2/15/23...............................    600,000       617,886
 7.25%, due 5/15/16................................    500,000       521,175
 7.50%, due 11/15/16-11/15/24......................  1,200,000     1,286,360
 7.625%, due 11/15/22-2/15/25......................    800,000       873,644
 8.00%, due 11/15/21 (a)...........................  1,000,000     1,130,710
 8.125%, due 8/15/19-5/15/21.......................  1,300,000     1,485,472
 8.75%, due 5/15/17-8/15/20........................  1,500,000     1,815,435
 8.875%, due 2/15/19...............................    600,000       733,992
 9.375%, due 2/15/06...............................    530,000       628,150
 9.875%, due 11/15/15..............................    600,000       789,102
 10.375%, due 11/15/12.............................    500,000       634,055
 11.25%, due 2/15/15...............................    400,000       580,848
 11.75%, due 2/15/01...............................    400,000       469,752
 11.875%, due 11/15/03.............................    500,000       638,805
 12.00%, due 8/15/13...............................    500,000       703,050


                                                      PRINCIPAL
                                                       AMOUNT       VALUE
                                                   -------------------------
UNITED STATES TREASURY BONDS (Continued)
 12.75%, due 11/15/10..............................  $ 400,000  $    554,952
 13.125%, due 5/15/01..............................    300,000       369,246
 13.375%, due 8/15/01..............................    500,000       625,920
 14.25%, due 2/15/02...............................    300,000       393,453
                                                                ------------
                                                                  16,448,958
                                                                ------------
UNITED STATES TREASURY NOTES (31.4%)
 5.125%, due 2/28/98-12/31/98 (a)..................  2,550,000     2,532,304
 5.25%, due 7/31/98 (a)............................  1,000,000       993,970
 5.375%, due 5/31/98 (a)...........................  1,000,000       996,660
 5.75%, due 10/31/00-8/15/03.......................  2,200,000     2,134,890
 5.875%, due 8/15/98-3/31/99.......................  2,200,000     2,196,940
 6.00%, due 10/15/99...............................  1,000,000       998,200
 6.125%, due 9/30/00...............................    700,000       696,773
 6.25%, due 4/30/01-2/15/03........................  1,900,000     1,889,004
 6.375%, due 5/15/99-8/15/02 (a)...................  4,600,000     4,615,803
 6.50%, due 10/15/06...............................  1,200,000     1,194,132
 6.75%, due 4/30/00................................    700,000       708,848
 6.875%, due 3/31/00...............................  1,600,000     1,625,456
 7.00%, due 4/15/99................................  1,200,000     1,218,840
 7.125%, due 10/15/98-9/30/99......................  2,500,000     2,544,970
 7.50%, due 10/31/99-2/15/01.......................  5,850,000     6,086,880
 7.875%, due 11/15/99..............................  1,000,000     1,037,120
 8.25%, due 7/15/98 (a)............................  1,800,000     1,842,822
 8.50%, due 2/15/20................................  1,600,000     1,738,188
 8.875%, due 11/15/97..............................    900,000       910,503
 9.125%, due 5/15/99...............................  1,200,000     1,263,192
                                                                ------------
                                                                  37,225,495
                                                                ------------
Total U.S. Government &
 Federal Agencies
 (Cost $91,797,483)................................               92,405,562 (c)
                                                                ------------
Total Long-Term Investments (Cost $115,080,102)....              116,124,937
                                                                ------------
SHORT-TERM
INVESTMENTS (0.8%)
U.S. GOVERNMENT (0.8%)
United States Treasury Bills
 5.035%, due 9/18/97 (a)...........................    600,000       593,213
 5.06%, due 9/11/97 (a)............................    400,000       395,872
                                                                ------------
Total Short-Term Investments (Cost $989,518).......                  989,085
                                                                ------------
Total Investments
 (Cost $116,069,620) (d)...........................       98.6%  117,114,022 (e)
Cash and Other Assets, Less Liabilities............        1.4     1,604,670
                                                     ---------  ------------
Net Assets.........................................      100.0% $118,718,692
                                                     =========  ============

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

FUTURES CONTRACTS (0.0%) (f)

                                                        CONTRACTS   UNREALIZED
                                                          LONG      DEPRECIATION
                                                       ---------------------------
United States Treasury Note September 1997 (5 Year)....        4 $     (1,181)(g)
United States Treasury Note September 1997 (10 Year)...        3       (1,561)(g)
United States Treasury Bond September 1997 (30 Year)...        2       (1,332)(g)
                                                                 ------------
Total Futures Contracts (Settlement Value $969,313)....           $    (4,074)
                                                                 ============

--------
(a)  Segregated or partially segregated as collateral for futures contracts.
(b)  Yankee bonds.
(c) The combined market value of U.S. Government and Federal Agencies Investments and the settlement value of securities purchased under U.S. Treasury futures contracts represents 79.49% of net assets.
(d) The cost stated also represents the aggregate cost for Federal income tax purposes.
(e) At June 30, 1997 net unrealized appreciation was $1,044,402, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,637,809 and aggregate unrealized depreciation for all investments on which there was an excess of cost over market value of $593,407.
(f)  Less than one tenth of a percent.
(g) Represents the difference between the value of the contracts at the time they were opened and the value at June 30, 1997.








 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1997 (Unaudited)



ASSETS:
 Investment in securities, at value
  (identified cost $116,069,620)................................. $117,114,022
 Cash............................................................       54,654
 Receivables:
 Interest........................................................    1,736,025
 Fund shares sold................................................        3,369
                                                                  ------------
   Total assets..................................................  118,908,070
                                                                  ------------
LIABILITIES:
 Payables:
 Investment securities purchased.................................       98,876
 Administrator...................................................       24,087
 Adviser.........................................................        9,730
 Fund shares redeemed............................................        6,078
 Custodian.......................................................        6,022
 Transfer agent..................................................        3,878
 Accrued expenses................................................       39,260
 Variation margin payable on futures contracts...................        1,447
                                                                  ------------
   Total liabilities.............................................      189,378
                                                                  ------------
 Net assets...................................................... $118,718,692
                                                                  ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
  1 billion shares authorized
 Institutional Class............................................. $     10,708
 Institutional Service Class.....................................          269
 Additional paid-in capital......................................  115,355,886
 Accumulated undistributed net investment income.................    3,885,182
 Accumulated net realized loss on investments....................   (1,573,681)
 Net unrealized appreciation on investments......................    1,040,328
                                                                  ------------
 Net assets...................................................... $118,718,692
                                                                  ============
Institutional Class
 Net assets applicable to outstanding shares..................... $115,808,556
                                                                  ============
 Shares of capital stock outstanding.............................   10,708,460
                                                                  ============
 Net asset value per share outstanding........................... $      10.81
                                                                  ============
Institutional Service Class
 Net assets applicable to outstanding shares..................... $  2,910,136
                                                                  ============
 Shares of capital stock outstanding.............................      269,451
                                                                  ============
 Net asset value per share outstanding........................... $      10.80
                                                                  ============

STATEMENT OF OPERATIONS
For the six months ended June 30,
1997 (Unaudited)

INVESTMENT INCOME:
 Income:
 Interest........................................................ $  4,173,081
                                                                  ------------
 Expenses:
 Administration..................................................      230,604
 Advisory........................................................       57,651
 Professional....................................................       19,859
 Custodian.......................................................       16,205
 Registration....................................................       15,033
 Transfer agent..................................................       12,742
 Shareholder communication.......................................        6,149
 Service.........................................................        3,620
 Directors.......................................................        1,798
 Miscellaneous...................................................       18,247
                                                                  ------------
   Total expenses before
    reimbursement................................................      381,908
 Expense reimbursement from Administrator........................      (90,033)
                                                                  ------------
   Net expenses..................................................      291,875
                                                                  ------------
 Net investment income...........................................    3,881,206
                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss from:
 Security transactions...........................................      (54,324)
 Futures transactions............................................      (49,459)
                                                                  ------------
 Net realized loss on investments................................     (103,783)
                                                                  ------------
 Net change in unrealized appreciation on investments:
 Security transactions...........................................     (646,224)
 Futures transactions............................................       23,865
                                                                  ------------
 Net unrealized loss on investments..............................     (622,359)
                                                                  ------------
 Net realized and unrealized loss on investments.................     (726,142)
                                                                  ------------
 Net increase in net assets resulting from operations............ $  3,155,064
                                                                  ============




 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
INDEXED BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1997 (Unaudited) and the year ended December 31, 1996

                                                        1997          1996
                                                    ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
 Net investment income............................. $  3,881,206  $  7,685,433
 Net realized loss on investments..................     (103,783)     (210,720)
 Net change in unrealized appreciation on invest-
  ments............................................     (622,359)   (5,463,442)
                                                    ------------  ------------
 Net increase in net assets resulting from opera-
  tions............................................    3,155,064     2,011,271
                                                    ------------  ------------
 Dividends to shareholders:
 From net investment income:
  Institutional Class..............................          --     (7,431,001)
  Institutional Service Class......................          --       (179,250)
                                                    ------------  ------------
   Total dividends to shareholders.................          --     (7,610,251)
                                                    ------------  ------------
 Capital share transactions:
 Net proceeds from sale of shares:
  Institutional Class..............................    9,173,991    26,939,671
  Institutional Service Class......................      706,680     2,494,926
 Net asset value of shares issued to shareholders
  in reinvestment of dividends:
  Institutional Class..............................          --      7,370,778
  Institutional Service Class......................          --        179,250
                                                    ------------  ------------
                                                       9,880,671    36,984,625
 Cost of shares redeemed:
  Institutional Class..............................   (5,927,224)  (82,553,928)
  Institutional Service Class......................     (636,321)     (275,156)
                                                    ------------  ------------
  Increase (decrease) in net assets derived from
   capital share transactions......................    3,317,126   (45,844,459)
                                                    ------------  ------------
  Net increase (decrease) in net assets............    6,472,190   (51,443,439)
NET ASSETS:
 Beginning of period...............................  112,246,502   163,689,941
                                                    ------------  ------------
 End of period..................................... $118,718,692  $112,246,502
                                                    ============  ============
 Accumulated undistributed net investment income... $  3,885,182  $      3,976
                                                    ============  ============





 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED BOND FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                    INSTITUTIONAL                INSTITUTIONAL
                      INSTITUTIONAL    SERVICE     INSTITUTIONAL    SERVICE
                          CLASS         CLASS          CLASS         CLASS
                      ------------- -------------  ------------- -------------
                              SIX MONTHS              YEAR ENDED DECEMBER 31
                                 ENDED             ---------------------------
                            JUNE 30, 1997*                    1996
                      ---------------------------  ---------------------------
Net asset value
 at beginning of
 period..........       $  10.52       $10.52        $  10.99       $10.99
                        --------       ------      ------------- -------------
Net investment
 income..........           0.35         0.34            0.76         0.74
Net realized and
 unrealized gain
 (loss) on
 investments.....          (0.06)       (0.06)          (0.48)       (0.48)
                        --------       ------      ------------- -------------
Total from
 investment
 operations......           0.29         0.28            0.28         0.26
                        --------       ------      ------------- -------------
Less dividends
 and
 distributions:
From net
 investment
 income..........            --           --            (0.75)       (0.73)
From net realized
 gain on
 investments.....            --           --              --           --
In excess of net
 realized gain on
 investments.....            --           --              --           --
                        --------       ------      ------------- -------------
Total dividends
 and
 distributions...            --           --            (0.75)       (0.73)
                        --------       ------      ------------- -------------
Net asset value
 at end of
 period..........       $  10.81       $10.80        $  10.52       $10.52
                        ========       ======      ============= =============
Total investment
 return (a)......           2.76%        2.66%           2.55%        2.34%
Ratios (to
 average net
 assets)/Supplemental
 Data:
 Net investment
  income.........           6.23%+       5.98%+          6.21%        5.96%
 Net expenses....           0.50%+       0.75%+          0.50%        0.75%
 Expenses (before
  reimbursement)..          0.66%+       0.91%+          0.65%        0.90%
Portfolio
 turnover rate...             12%          12%            312%         312%
Net assets at end
 of period (in
 000's)..........       $115,809       $2,910        $109,482       $2,764
                                     INSTITUTIONAL
                       INSTITUTIONAL    SERVICE
                           CLASS         CLASS         INSTITUTIONAL CLASS
                       ------------- -------------------------------------------
                                       YEAR ENDED DECEMBER 31
                       ---------------------------------------------------------
                                  1995             1994       1993      1992
                       ------------------------------------- --------- ---------
Net asset value
 at beginning of
 period..........        $  10.06       $10.06    $  11.08   $  11.65  $  11.47
                       ------------- ----------------------- --------- ---------
Net investment
 income..........            0.82         0.81        0.65       0.67      0.79
Net realized and
 unrealized gain
 (loss) on
 investments.....            1.00         1.00       (1.03)      0.38     (0.02)
                       ------------- ----------------------- --------- ---------
Total from
 investment
 operations......            1.82         1.81       (0.38)      1.05      0.77
                       ------------- ----------------------- --------- ---------
Less dividends
 and
 distributions:
From net
 investment
 income..........           (0.82)       (0.81)      (0.64)     (1.46)    (0.56)
From net realized
 gain on
 investments.....           (0.07)       (0.07)        --       (0.15)    (0.03)
In excess of net
 realized gain on
 investments.....             --           --          --       (0.01)      --
                       ------------- ----------------------- --------- ---------
Total dividends
 and
 distributions...           (0.89)       (0.88)      (0.64)     (1.62)    (0.59)
                       ------------- ----------------------- --------- ---------
Net asset value
 at end of
 period..........        $  10.99       $10.99    $  10.06   $  11.08  $  11.65
                       ============= ======================= ========= =========
Total investment
 return (a)......           18.07%       17.97%      (3.44%)     9.64%     7.09%
Ratios (to
 average net
 assets)/Supplemental
 Data:
 Net investment
  income.........            6.38%        6.13%       6.13%      6.19%     7.30%
 Net expenses....            0.50%        0.75%       0.50%      0.45%     0.45%
 Expenses (before
  reimbursement)..           0.63%        0.88%       0.61%      0.61%     0.61%
Portfolio
 turnover rate...             284%         284%        274%       213%       78%
Net assets at end
 of period (in
 000's)..........     $169,404   $159,792  $125,003

--------                 $163,219       $  471
 * Unaudited.
 + Annualized.
(a) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL BOND FUND
================================================================================

--------------------------------------------------------------------------------
MARKET HIGHLIGHTS FOR THE 6-MONTHS ENDED 6/30/97
--------------------------------------------------------------------------------
 . With the exception of Japan, most international bond markets outperformed the United States in local currency terms

 . A strengthening dollar translated into negative returns for U.S. investors in several European markets, while Japan and the U.K. provided positive returns after currency translations

 . Emerging market debt performed well during the first half of the year, as did dollar-bloc bonds in Australia and New Zealand

 . The bond market rewarded the U.K. for establishing an independent central bank with a bond rally, even as rates increased

--------------------------------------------------------------------------------
FUND HIGHLIGHTS FOR THE 6- AND 12-MONTH PERIODS ENDED 6/30/97
--------------------------------------------------------------------------------
 . One-year total returns of 9.64% and 9.39% for Institutional Class shares and Service Class shares, respectively, as of 6/30/97

 . Adding emerging market debt, dollar-bloc, and U.K. debt and increasing the duration of the portfolio were major contributors to the Fund's outperformance

 . While selected currency hedging helped the portfolio, our exposure to core European currencies negatively impacted performance

 . Both share classes outperformed the average Lipper* international income fund for the six months ended 6/30/97

--------------------------------------------------------------------------------
Local currency/U.S. dollar returns   Bonds may be denominated in different
currencies, such as francs, deutsche marks, or Canadian dollars. Returns expressed in local currency terms show what an investor using that currency would have earned, without any adjustment for differences in currency values. Returns expressed in U.S. dollar terms reflect any differences in the relative value of the local currency and the U.S. dollar. Returns expressed in U.S. dollars may be more or less than local returns.
--------------------------------------------------------------------------------

During the first six months of 1997, most international bond markets outperformed the United States in local currency terms. Unfortunately, a strengthening dollar turned positive results into negative ones for U.S. investors in most international markets.

Japan and the U.K. were notable exceptions. Japanese bonds underperformed U.S. bonds in local terms, but a strengthening yen led to outperformance in U.S. dollar terms. In the United Kingdom, the new Labor government gave the Bank of England independent central bank status. Although the Bank moved to raise rates, the bond markets rallied on confidence that inflation could finally be controlled without forcing a recession.

Emerging markets had outstanding performance in the first half of the year, with emerging market dollar bonds returning over 10%. Dollar-bloc countries, such as Australia and New Zealand, also had strong markets as their economies slowed and interest rates fell. Core European markets generally did well in local terms, although France was still adjusting to new socialist leadership. European Monetary Union remains a major theme, although the long-term impact has yet to be seen.

On the currency front, the strengthening U.S. dollar relative to core European currencies represented a key risk factor. At the same time, the Japanese yen offered opportunities as it strengthened relative to the dollar. At the end of the second quarter, Canadian dollars were extremely inexpensive and may offer attractive opportunities going forward.
--------------------------------------------------------------------------------
* Lipper Analytical Services, Inc., is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.

================================================================================

--------------------------------------------------------------------------------
Emerging markets Countries with smaller or more recently established capital markets, which seek to attract investors, but may lack the liquidity and stability of larger, established markets.

Dollar-bloc Major markets, including Canada, Australia, New Zealand, Hong Kong, and others, whose currencies are tied to the U.S. dollar and tend to move in the same general direction as the U.S. dollar relative to other currencies.

European Monetary Union A proposed system that would allow participating European countries to operate with a common currency or monetary unit. To qualify for participation, each member country must meet strict monetary and fiscal policy guidelines.

Duration Equals the weighted average time until bond investors recover their investment. It is a measurement of interest rate risk.

Yield spread The difference in yield between securities in different market sectors, such as Treasuries and corporate bonds--or between different securities in a single sector, such as corporate bonds with different credit ratings.

Hedging/Currency management An investment strategy that seeks to reduce the relative effects of currency fluctuations on investor returns. There can be no assurance that currency hedging will be beneficial to investors.
--------------------------------------------------------------------------------

Given this context, how did the MainStay Institutional International Bond Fund do over the first half of 1997?

The MainStay Institutional International Bond Fund returned 0.72% and 0.54% for Institutional Class shares and Service Class shares, respectively, for the six months ended 6/30/97. The Fund substantially outperformed its benchmark, the Salomon Brothers Non-U.S. Dollar World Government Bond Index,/+/ which returned -3.12% for the first half of the year. It also outperformed the average Lipper/++/ international income fund, which returned -1.19% over the same period.

What did you do to outperform your competitors?

We took a number of significant steps during the first half of 1997. The first, and perhaps most important, was to increase the Fund's exposure to emerging markets from zero to about 15% of the portfolio. We invested in Brazil, Venezuela, Mexico, Argentina, Russia, and just recently, in South Africa. The results were very positive.

Why did these markets do so well?

Mexico and Argentina have come out of recession and are now quite strong. In fact, we believe Argentina could possibly see its debt move to investment grade. Venezuela is benefiting from an oil boom, and South Africa may reduce their interest rates in the near future, which we believe could have a positive impact on the Fund in the second half of the year.

What other steps did you take?

We bought dollar-bloc bonds in Australia and New Zealand, starting from zero in New Zealand. These were two of the top performing international markets, up about 6% and 5%, respectively, in local terms, during the first half of the year. We also strengthened the Fund's holdings in the U.K., which rallied about 6% in local terms, even though interest rates went up. While the U.S. dollar return was lower, it was still ahead of U.S. bonds and highly positive for the Fund. In addition, our purchases lengthened the duration of the Fund, which also had a positive impact on performance.

What securities did you sell during the first half of the year?

We reduced the Fund's holdings in Canadian bonds. The Canadian bond market had rallied, their economy had been in recession, but gross domestic product was in the 3% to 4% range at the end of the first half of 1997. With interest rates at low levels, we thought it would be prudent to sell Canadian bonds and invest the money elsewhere, which benefited investors.

We also trimmed our European bonds in Austria, France, Italy, and Spain. Austria's yield spreads to German bonds flattened to the point that we felt the Fund would be better off invested in more liquid German securities. France, which was going through political upheaval with a conservative president and a socialist parliament offered no value in our opinion. And in Italy and Spain, spreads had also narrowed relative to German bonds, so we felt we could achieve better returns by investing our money elsewhere, and we did.

What happened on the currency front?

There were really two sides to the currency story in the first half of the year. First, there was the rising U.S. dollar, which took away some of our profits in European

--------------------------------------------------------------------------------
+ The Salomon Brothers Non-U.S. World Government Bond Index is an unmanaged index generally considered representative of the world bond market.

++ Lipper Analytical Services, Inc., is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.

================================================================================

--------------------------------------------------------------------------------
International diversification Purchasing securities in several international markets, which may react differently to economic, monetary, and market trends. Diversification may help reduce investment risk.

Basis point One hundredth of one percent in the yield of an investment, i.e., 100 basis points equals 1%.
--------------------------------------------------------------------------------

markets where we were insufficiently hedged. For example, Germany was up about 3% in local terms, but down 8% in unhedged U.S. dollar terms. Although we carried partial hedges on many of our positions, we would have done better hedging more of the Fund's European currency exposure throughout the first half of the year.

The other side of the currency story was finding opportunities. While we have carefully avoided Japanese bonds, we spotted an opportunity to increase the Fund's exposure to the Japanese yen by implementing hedges on our emerging market debt and by buying some yen denominated money market instruments. This was a tactical way to participate in the yen's increasing strength relative to the dollar. We've since closed-out those positions and, as of the end of the second quarter of 1997, have no yen exposure. But the net effect was positive.

Although we sold Canadian bonds, we bought Canadian dollars, increasing the Fund's exposure throughout the second quarter. We believe the currency is fundamentally cheap and that rising Canadian interest rates should support the currency going forward. We believe this decision should be positive for the Fund in the second half of the year.

It sounds like you're being more aggressive in seeking currency opportunities.

That's right. We've been seeking ways to improve our currency management and make the most of market opportunities. The yen and Canadian dollar moves are just two examples of how stronger currency management has added value to the Fund.

What other risks did investors face during the first half of the year?

As you know, investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

To help manage against these risks, we seek broad geographic diversification to limit our exposure to any single market. Since emerging markets may carry additional risk, we primarily purchased dollar bonds or deutsche mark bonds in several of these countries. Anticipating potential difficulties after the Mexican elections, we pared back our exposure by selling Brady bonds. Unfortunately, these bonds have done well, so our prudence had a slightly negative impact. With rates rising in the U.K., we're becoming less bullish and may cut back there. We don't believe we can effectively manage the portfolio without carefully managing risk.

What's your outlook going forward?

In South Africa, we expect the central bank to lower rates by 200 basis points by year end. While that will have a tremendous effect on the local market, our South African holdings represent only about 2% of the Fund and some of that is in dollar bonds. So the impact on the portfolio may be modest. We're looking forward to the European Monetary Union, but can't predict how the bond markets will react, if and when it occurs.

Otherwise, we have a positive view of the bond markets, as long as there's moderate growth and low inflation. Whatever the future may bring, we'll seek to provide competitive overall return commensurate with an acceptable level of risk by investing in a wide variety of non-U.S. debt securities, primarily those issued by foreign governments.

Joseph Portera
Portfolio Manager
--------------------------------------------------------------------------------
  Past performance is no guarantee of future results.

                  $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                  INTERNATIONAL BOND FUND VS SALOMON BROTHERS
                     NON-US DOLLAR WORLD GOV'T BOND INDEX

                           [LINE GRAPH APPEARS HERE]

                          INSTITUTIONAL CLASS SHARES

            DATE      INTERNATIONAL BOND FUND     SALOMON BROTHERS
            ----      -----------------------     ----------------
            1/31/90          10,000                    10,000
                                                        8,492
                                                    10,098.54
                                                    10,710.51
                 90                                 11,670.17
                             10,318                 10,255.31
                              9,969                 10,179.42
                             10,831                 11,265.57
                 91          11,868                 12,445.20
                             11,420                 11,843.80
                             12,478                 12,955.94
                             13,113                 13,913.38
                 92          12,779                 13,039.62
                             13,608                 13,815.48
                             14,045                 14,217.51
                             14,381                 14,983.83
                 93          14,640                 15,012.30
                             14,701                 15,303.54
                             14,785                 15,563.70
                             15,048                 15,820.50
                 94          15,094                 16,910.68
                             16,287                 18,208.18
                             16,800                 19,098.56
                             17,011                 18,634.47
                 95          17,881                 19,022.08
                             18,185                 18,700.59
                             18,778                 18,775.39
                             19,611                 19,387.47
                 96          20,441                 19,798.48
                             19,889                 18,654.13
            6/30/97          20,589                 19,182.04


                  $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                 INTERNATIONAL BOND FUND VS. SALOMON BROTHERS
                     NON-US DOLLAR WORLD GOV'T BOND INDEX

                             SERVICE CLASS SHARES

                           [LINE GRAPH APPEARS HERE]


             DATE     INTERNATIONAL BOND FUND     SALOMON BROTHERS
             ----     -----------------------     ----------------
             1/31/90         10,000                    10,000
                                                        8,492
                                                    10,098.54
                                                    10,710.51
                  90                                11,670.17
                             10,318                 10,255.31
                              9,969                 10,179.42
                             10,831                 11,265.57
                  91         11,868                 12,445.20
                             11,420                 11,843.80
                             12,478                 12,955.94
                             13,133                 13,913.38
                  92         12,779                 13,039.62
                             13,608                 13,815.48
                             14,045                 14,217.51
                             14,381                 14,983.83
                  93         14,640                 15,012.30
                             14,701                 15,303.54
                             14,785                 15,563.70
                             15,048                 15,820.50
                  94         15,094                 16,910.68
                             16,287                 18,208.18
                             16,800                 19,098.56
                             16,996                 18,634.47
                  95         17,850                 19,022.08
                             18,155                 18,700.59
                             18,716                 18,775.39
                             19,549                 19,387.47
                  96         20,363                 19,798.48
                             19,793                 18,654.13
             6/30/97         20,473                 19,182.04


 . International Bond Fund --Salomon Brothers Non-U.S. Dollar World Gov't Bond Index
Source: Lipper Analytical Services, Inc.
The graphs assume a $10,000 investment made on 1/31/90.+


                                  Total Return*          SEC Average Annual Total Return*
PERFORMANCE                    as of June 30, 1997             as of June 30, 1997
--------------------------------------------------------------------------------------------
                                  Year to Date        One Year   Five Year  Since Inception
--------------------------------------------------------------------------------------------
International Bond Fund
 Institutional Class+               0.72%              9.64%      10.53%         10.11%
International Bond Fund
 Service Class+                     0.54%              9.39%      10.41%         10.03%
Average Lipper
 International Income Fund         -1.19%              6.39%       7.56%          7.39%
Salomon Brothers Non-U.S.
 Dollar World Gov't Bond
 Index                             -3.12%              2.16%       8.16%         10.15%

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
(% of net assets as of June 30, 1997)
--------------------------------------------------------------------------------
[PIE CHART APPEARS HERE]

 .  Foreign & Other
    Non-Convertible Bonds 78.70%
 .  Cash & Equivalents     12.79%(S)
 .  Other                   5.79%
 .  Foreign Government
    Bond-US dollar         2.72%

Average Maturity       7-8 years
(as of 6/30/97)

--------------------------------------------------------------------------------
QUALITY BREAKDOWN++
(% of bonds as of June 30, 1997)
--------------------------------------------------------------------------------

Government/Agency       3.03%
AAA                    60.06%
AA                     21.61%
A                       3.00%
BBB                     2.80%
BB                      7.22%
B                       2.28%
                      -------
                      100.00%

--------------------------------------------------------------------------------
TOP 10 HOLDINGS
(% of net assets as of June 30, 1997)
--------------------------------------------------------------------------------
 1. Kingdom of Denmark, 12/15/04, 7.00%              3.07%
 2. New Zealand Govt, 2/15/00, 6.50%                 3.01%
 3. Nykredit, 10/1/26, 6.00%                         2.76%
 4. Bonos del Tesoro, 5/9/02, 8.75%                  2.72%
 5. United Kingdom Treasury, 2/26/01, 10.00%         2.71%
 6. Province of Ontario, 9/27/05, 7.25%              2.68%
 7. Bayerische Landesbank, 12/7/06, 7.875%           2.62%
 8. Republic of Deutschland, 11/11/04, 7.50%         2.45%
 9. Buoni Poliennali del Tesoro, 7/15/00, 10.50%     2.20%
10. Buoni Poliennali del Tesoro, 5/1/02, 12.00%      2.10%


--------------------------------------------------------------------------------
TOP 10 COUNTRIES
(% of net assets as of June 30, 1997)
--------------------------------------------------------------------------------
 1. United States            12.45%
 2. Germany                  11.50%
 3. United Kingdom           11.37%
 4. Italy                    10.09%
 5. Canada                    6.84%
 6. Australia                 6.09%
 7. Denmark                   5.83%
 8. Sweden                    5.62%
 9. France                    4.48%
10. Spain                     4.14%


--------------------------------------------------------------------------------
* The total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25%.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost.

    The Institutional Class shares are sold with no sales charge. The Service Class shares, first offered 1/1/95, are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25%.

    The inception date of the International Bond Fund and the date such shares were first offered to the public was 1/1/95.

+ The inception date of the International Bond Fund's predecessor separate account is 1/31/90 ("Separate Account"). Performance figures, and in the case of the graphs reflecting the investment of $10,000, the investment results include the historical performance of the Separate Account for the period prior to the International Bond Fund's commencement of operations on January 1, 1995. MacKay Shields Financial Corporation, the International Bond Fund's investment adviser, served as investment adviser to the Separate Account, and the investment objective, policies, restrictions, guidelines, and management style of the Separate Account were substantially similar to those of the International Bond Fund. Performance figures and investment results for the period prior to January 1, 1995 have been calculated using the Separate Account's expense structure, which generally was higher than the expense structure of the International Bond Fund. The Separate Account was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed under the 1940 Act. If the Separate Account had been registered under the 1940 Act, the Separate Account's performance and investment results may have been adversely affected.

++ Actual percentages will vary over time. Bond quality ratings provided by Standard & Poor's. See the prospectus for details.

(S) Adjusted for liabilities

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
INTERNATIONAL BOND FUND
PORTFOLIO OF INVESTMENTS
June 30, 1997 (Unaudited)

LONG-TERM BONDS (87.2%)+
BRADY BONDS (2.6%)

                                                       PRINCIPAL
                                                        AMOUNT         VALUE
                                                    ---------------------------
UNITED STATES (2.6%)
Republic of Brazil
 6.00%, due 9/15/13...............................  $       750,000 $   576,562
Republic of Venezuela
 Series DL
 6.75%, due 12/18/07
 (call date 8/25/97) (a)..........................          250,000     231,562
 Series W-A
 6.75%, due 3/31/20
 (call date 10/18/97) (b).........................          500,000     393,438
United Mexican States
 Series B
 6.25%, due 12/31/19
 (call date 8/14/97) (d)..........................          250,000     192,969
                                                                    -----------
Total Brady Bonds
 (Cost $1,347,969)................................                    1,394,531
                                                                    -----------
CORPORATE BONDS (16.1%)
DENMARK (2.7%)
Nykredit
 Series ANN
 6.00%, due 10/1/26...............................  DK   10,618,000   1,454,811
                                                                    -----------
GERMANY (4.9%)
Bayerische VBK New York
 4.50%, due 6/24/02...............................  DM    1,835,000   1,042,683
Depfa Bank
 Series 436
 5.75%, due 3/4/09................................          815,000     459,068
International Bank of Reconstruction &
 Development
 7.125%, due 4/12/05 (c)..........................          900,000     569,946
Ministry Finance Russia
 9.00%, due 3/25/04...............................          880,000     517,132
                                                                    -----------
                                                                      2,588,829
                                                                    -----------
SWEDEN (3.6%)
Banque Nationale de Paris Medium-Term Notes Series
 E
 11.00%, due 11/4/99..............................  SK    6,050,000     868,489
Stadshypotek AB
 Series 1553
 10.00%, due 12/20/00.............................        7,000,000   1,022,706
                                                                    -----------
                                                                      1,891,195
                                                                    -----------
UNITED KINGDOM (4.9%)
Abbey National Treasury
 8.00%, due 4/2/03................................  (Pounds)354,000     601,656
Bayerische Landesbank
 7.875%, due 12/7/06..............................          807,000   1,384,451

--------
+ Percentages indicated are based on Fund net assets.

                                                       PRINCIPAL
                                                        AMOUNT         VALUE
                                                    ---------------------------
UNITED KINGDOM (Continued)
European Investment Bank
 8.75%, due 8/25/17................................ (Pounds)315,000 $   593,800
                                                                    -----------
                                                                      2,579,907
                                                                    -----------
Total Corporate Bonds
 (Cost $8,745,980).................................                   8,514,742
                                                                    -----------

GOVERNMENTS & FEDERAL
AGENCIES (65.3%)

ARGENTINA (1.0%)
Argentina Bocon Previs
 Series Pre-1
 3.242%, due 4/1/01
 (call date 8/1/97) (a)............................ AP      551,873     520,805
                                                                    -----------
AUSTRALIA (6.1%)
Australian Government
 Series 904
 9.00%, due 9/15/04................................ A$    1,309,000   1,098,836
 Series 1002
 10.00%, due 10/15/02..............................         808,000     698,793
Fannie Mae Medium-Term Notes
 Series E
 6.50%, due 7/10/02................................       1,115,000     822,757
Queensland Treasury Corp.
 8.00%, due 5/14/03................................         520,000     413,503
 8.00%, due 9/14/07................................         225,000     178,089
                                                                    -----------
                                                                      3,211,978
                                                                    -----------
CANADA (6.8%)
Alberta Government
 Series UB
 9.60%, due 7/7/98................................. C$      850,000     648,327
Canadian Government
 Series A76
 9.00%, due 6/1/25.................................          55,000      50,183
 Series H74
 10.00%, due 6/1/08................................         210,000     194,123
 Series J24
 10.25%, due 2/1/04................................         300,000     267,049
 Series A33
 11.50%, due 9/1/00................................         350,000     298,519
Province of Ontario
 7.25%, due 9/27/05................................       1,860,000   1,414,415
 9.75%, due 10/29/01...............................         212,000     176,209
Province of Quebec
 7.75%, due 3/30/06................................         715,000     558,708
                                                                    -----------
                                                                      3,607,533
                                                                    -----------
DENMARK (3.1%)
Kingdom of Denmark
 7.00%, due 12/15/04............................... DK   10,025,000   1,620,001
                                                                    -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 1997 (Unaudited)

GOVERNMENTS & FEDERAL AGENCIES (Continued)

                                                      PRINCIPAL
                                                        AMOUNT         VALUE
                                                   ----------------------------
EUROPEAN MONETARY UNION (1.5%)
France Obligations Assimilables du Tresor
 7.50%, due 4/25/05............................... ECU      630,000 $   789,311
                                                                    -----------
FRANCE (4.5%)
France Obligations Assimilables du Tresor
 7.50%, due 4/25/05............................... FF     1,224,000     237,485
 8.25%, due 2/27/04...............................        2,480,000     497,105
 8.50%, due 3/28/00...............................        3,000,000     571,086
 8.50%, due 11/25/02..............................        4,200,000     842,515
 8.50%, due 10/25/08..............................          850,000     177,936
 8.50%, due 12/26/12..............................          170,000      36,300
                                                                    -----------
                                                                      2,362,427
                                                                    -----------
GERMANY (6.6%)
Province of Ontario
 6.25%, due 1/13/04............................... DM       835,000     503,626
Republic of Deutschland
 Series 94
 6.25%, due 1/4/24 (c)............................          530,000     295,912
 7.375%, due 1/3/05 (c)...........................          255,000     164,441
 7.50%, due 11/11/04 (c)..........................        1,990,000   1,292,761
Treuhandanstalt
 6.50%, due 4/23/03...............................        1,060,000     656,001
 7.50%, due 9/9/04 (c)............................          875,000     567,823
                                                                    -----------
                                                                      3,480,564
                                                                    -----------
IRELAND (2.9%)
Irish Government
 6.25%, due 4/1/99 (c)............................ IP       279,000     422,586
 8.00%, due 8/18/06...............................          198,000     327,530
 8.25%, due 8/18/15 (c)...........................          111,000     191,653
 8.75%, due 7/27/97 (c)...........................          179,000     270,555
 8.75%, due 9/30/12 (c)...........................          179,000     322,295
                                                                    -----------
                                                                      1,534,619
                                                                    -----------
ITALY (10.1%)
Buoni Poliennali del Tesoro
 7.25%, due 11/1/26............................... IL   395,000,000     229,866
 7.50%, due 10/1/99...............................    1,020,000,000     617,630
 8.50%, due 8/1/97................................      475,000,000     278,241
 8.50%, due 1/1/04................................    1,690,000,000   1,088,326
 9.50%, due 2/1/01................................      555,000,000     359,756
 10.50%, due 7/15/00..............................    1,770,000,000   1,163,563
 10.50%, due 4/1/05...............................      670,000,000     478,072
 12.00%, due 5/1/02...............................    1,540,000,000   1,107,445
                                                                    -----------
                                                                      5,322,899
                                                                    -----------
JAPAN (2.1%)
Autobahn Schnell
 6.00%, due 3/11/00............................... (Yen)110,000,000   1,078,164
                                                                    -----------

                                                       PRINCIPAL
                                                        AMOUNT         VALUE
                                                    ---------------------------
NEW ZEALAND (3.5%)
Fannie Mae Medium-Term Notes Series E
 7.25%, due 6/20/02................................ N$      390,000 $   260,356
New Zealand Government
 6.50%, due 2/15/00................................       2,350,000   1,587,428
                                                                    -----------
                                                                      1,847,784
                                                                    -----------
SOUTH AFRICA (1.8%)
Republic of South Africa
 Series 150
 12.00%, due 2/28/05............................... ZAR   4,875,000     958,335
                                                                    -----------
SPAIN (4.1%)
Spanish Government
 7.35%, due 3/31/07................................ SP   31,900,000     232,396
 7.90%, due 2/28/02................................      70,000,000     521,333
 10.50%, due 10/30/03..............................     120,060,000   1,012,769
 11.30%, due 1/15/02...............................      50,270,000     419,473
                                                                    -----------
                                                                      2,185,971
                                                                    -----------
SWEDEN (2.0%)
Swedish Government
 Series 1034
 9.00%, due 4/20/09................................ SK    4,900,000     748,016
 Series 1030
 13.00%, due 6/15/01...............................       2,000,000     326,158
                                                                    -----------
                                                                      1,074,174
                                                                    -----------
UNITED KINGDOM (6.5%)
Fannie Mae Medium-Term Notes Series E
 6.875%, due 6/7/02................................ (Pounds)315,000     517,583
United Kingdom
 Treasury Bonds
 8.00%, due 12/7/15................................         310,000     561,884
 9.50%, due 4/18/05 (c)............................         480,000     911,205
 10.00%, due 2/26/01 (c)...........................         791,000   1,431,652
                                                                    -----------
                                                                      3,422,324
                                                                    -----------
UNITED STATES (2.7%)
Bonos del Tesoro
 8.75%, due 5/9/02................................. $     1,435,000   1,436,148
                                                                    -----------
Total Governments & Federal Agencies
 (Cost $34,577,796)................................                  34,453,037
                                                                    -----------
YANKEE BONDS (3.2%)
UNITED STATES (3.2%)
Grupo Televisa S.A.
 11.875%, due 5/15/06.............................. $       800,000     902,000

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

YANKEE BONDS (Continued)

                                                    PRINCIPAL
                                                     AMOUNT         VALUE
                                                 -------------------------------
UNITED STATES (Continued)
Republic of South Africa
 8.50%, due 6/23/17............................. $      770,000  $   760,837
                                                                 -----------
Total Yankee Bonds
 (Cost $1,655,048)..............................                   1,662,837
                                                                 -----------
Total Long-Term Bonds
 (Cost $46,326,793).............................                  46,025,147
                                                                 -----------
OPTIONS (0.3%)
UNITED STATES (0.3%)
U.S. Dollar Call/Deutsche Mark Put
 Strike price DM 1.695
 Expire 8/25/97................................. $    3,800,000      110,120
 Strike price DM 1.745
 Expire 9/15/97.................................      4,865,000       66,324
                                                                 -----------
Total Options
 (Cost $125,369)................................                     176,444
                                                                 -----------
SHORT-TERM INVESTMENT (3.6%)
COMMERCIAL PAPER (3.6%)
UNITED STATES (3.6%)
Merrill Lynch & Co. Inc.
 6.22%, due 7/1/97.............................. $    1,900,000    1,900,000
                                                                 -----------
Total Short-Term Investment
 (Cost $1,900,000)..............................                   1,900,000
                                                                 -----------
Total Investments
 (Cost $48,352,162) (e).........................           91.1%  48,101,591 (f)
Cash and Other Assets,
 Less Liabilities...............................            8.9    4,673,579
                                                 --------------  -----------
Net Assets......................................          100.0% $52,775,170
                                                 ==============  ===========

--------
(a) Floating rate. Rate shown is the rate in effect at June 30, 1997.
(b) Issued with oil-linked certificates. Each certificate represents 1,250 oil-linked payment obligations.
(c) Segregated as collateral for options and forward foreign currency contracts.
(d) Issued with Value Recovery Rights. For every $1.00 in face value of par bonds, the holder receives $1.00 in notional Value Recovery Rights.
(e) The cost stated also represents the aggregate cost for Federal income tax purposes.
(f) At June 30, 1997 net unrealized depreciation for securities was $250,571, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,010,450 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,261,021.
(g) The following abbreviations are used in the above portfolio:
  AP--Argentinian Peso
  A$--Australian Dollar
  C$--Canadian Dollar
  DK--Danish Krone
  DM--Deutsche Mark
  ECU--European Currency Unit
  FF--French Franc
  IP--Irish Punt
  IL--Italian Lira
  (Yen)--Japanese Yen
  N$--New Zealand Dollar
  (Pounds)--Pound Sterling
  ZAR--South African Rand
  SP--Spanish Peseta
  SK--Swedish Krona
  $--U.S. Dollar

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1997 (Unaudited)

ASSETS:
 Investment in securities, at value
  (identified cost $48,352,162)................................... $48,101,591
 Cash denominated in foreign currencies (identified cost
  $2,143,043).....................................................   2,121,677
 Receivables:
 Investment securities sold.......................................   3,434,903
 Interest.........................................................   1,314,838
 Fund shares sold.................................................      10,000
 Unrealized net appreciation on forward foreign currency
  contracts.......................................................   1,418,402
 Unamortized organization expense ................................       1,901
                                                                   -----------
   Total assets...................................................  56,403,312
                                                                   -----------
LIABILITIES:
 Payables:
 Investment securities purchased..................................   3,546,825
 Custodian........................................................      19,276
 Administrator....................................................      16,509
 Adviser..........................................................      12,945
 Transfer agent...................................................       4,193
 Accrued expenses.................................................      28,394
                                                                   -----------
   Total liabilities..............................................   3,628,142
                                                                   -----------
 Net assets....................................................... $52,775,170
                                                                   ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share) 1 billion shares
  authorized Institutional Class.................................. $     4,697
 Institutional Service Class......................................          23
 Additional paid-in capital.......................................  48,504,634
 Accumulated undistributed net investment income..................   1,486,418
 Accumulated undistributed net realized gain on investments.......   1,123,778
 Accumulated undistributed net realized gain on foreign currency
  transactions....................................................     553,040
 Net unrealized depreciation on investments.......................    (250,571)
 Net unrealized appreciation on translation of assets and
  liabilities in foreign currencies and forward foreign currency
  contracts.......................................................   1,353,151
                                                                   -----------
 Net assets....................................................... $52,775,170
                                                                   ===========
Institutional Class
 Net assets applicable to outstanding shares...................... $52,515,012
                                                                   ===========
 Shares of capital stock outstanding..............................   4,697,098
                                                                   ===========
 Net asset value per share outstanding............................ $     11.18
                                                                   ===========
Institutional Service Class
 Net assets applicable to outstanding shares...................... $   260,158
                                                                   ===========
 Shares of capital stock outstanding..............................      23,369
                                                                   ===========
 Net asset value per share outstanding............................ $     11.13
                                                                   ===========

STATEMENT OF OPERATIONS
For the six months ended June 30,
1997 (Unaudited)

INVESTMENT INCOME:
 Income:
 Interest......................................................... $1,723,394
                                                                   ----------
 Expenses:
 Administration...................................................    127,780
 Advisory.........................................................     76,668
 Professional.....................................................     20,807
 Registration.....................................................     12,920
 Transfer agent...................................................     11,995
 Custodian........................................................     11,127
 Shareholder communication........................................      2,650
 Directors........................................................        795
 Amortization of organization expense.............................        377
 Service..........................................................        291
 Miscellaneous....................................................      4,833
                                                                   ----------
   Total expenses before
    reimbursement.................................................    270,243
 Expense reimbursement from Administrator.........................    (27,170)
                                                                   ----------
   Net expenses...................................................    243,073
                                                                   ----------
 Net investment income............................................  1,480,321
                                                                   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS:
 Net realized gain from:
 Security transactions............................................  1,109,864
 Foreign currency transactions....................................    553,040
                                                                   ----------
 Net realized gain on investments and foreign currency
  transactions....................................................  1,662,904
                                                                   ----------
 Net change in unrealized appreciation (depreciation) on
  investments:
 Security transactions............................................ (3,715,468)
 Translation of assets and liabilities in
  foreign currencies and forward foreign currency contracts.......    950,139
                                                                   ----------
 Net unrealized loss on investments and
  foreign currencies.............................................. (2,765,329)
                                                                   ----------
 Net realized and unrealized loss on investments and foreign currency transactions........................................... (1,102,425)
                                                                   ----------
 Net increase in net assets resulting from operations............. $  377,896
                                                                   ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
INTERNATIONAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1997 (Unaudited) and the year ended December 31, 1996

                                                         1997         1996
                                                      -----------  -----------
INCREASE IN NET ASSETS:
 Operations:
 Net investment income............................... $ 1,480,321  $ 2,835,164
 Net realized gain on investments....................   1,109,864      868,042
 Net realized gain on foreign currency transac-
  tions..............................................     553,040    2,078,040
 Net change in unrealized appreciation (deprecia-
  tion) on investments...............................  (3,715,468)     179,771
 Net change in unrealized appreciation on transla-
  tion of assets and liabilities in foreign curren-
  cies and forward foreign currency contracts........     950,139      421,727
                                                      -----------  -----------
 Net increase in net assets resulting from opera-
  tions..............................................     377,896    6,382,744
                                                      -----------  -----------
 Dividends and distributions to shareholders:
 From net investment income and net realized gain on
  foreign currency transactions:
  Institutional Class................................         --    (5,580,459)
  Institutional Service Class........................         --       (22,729)
 From net realized gain on investments:
  Institutional Class................................         --    (1,136,473)
  Institutional Service Class........................         --        (4,703)
                                                      -----------  -----------
   Total dividends and distributions to sharehold-
    ers..............................................         --    (6,744,364)
                                                      -----------  -----------
 Capital share transactions:
 Net proceeds from sale of shares:
  Institutional Class................................     884,867    2,326,123
  Institutional Service Class........................      51,101      205,185
 Net asset value of shares issued to shareholders in
  reinvestment of dividends and distributions:
  Institutional Class................................         --     6,716,923
  Institutional Service Class........................         --        27,424
                                                      -----------  -----------
                                                          935,968    9,275,655
 Cost of shares redeemed:
  Institutional Class................................    (725,887)  (1,096,721)
  Institutional Service Class........................     (17,186)      (7,271)
                                                      -----------  -----------
  Increase in net assets derived from capital share
   transactions......................................     192,895    8,171,663
                                                      -----------  -----------
  Net increase in net assets.........................     570,791    7,810,043
NET ASSETS:
 Beginning of period.................................  52,204,379   44,394,336
                                                      -----------  -----------
 End of period....................................... $52,775,170  $52,204,379
                                                      ===========  ===========
 Accumulated undistributed net investment income..... $ 1,486,418  $     6,097
                                                      ===========  ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL BOND FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                         INSTITUTIONAL               INSTITUTIONAL               INSTITUTIONAL
                                           INSTITUTIONAL    SERVICE    INSTITUTIONAL    SERVICE    INSTITUTIONAL    SERVICE
                                               CLASS         CLASS         CLASS         CLASS         CLASS         CLASS
                                           ------------- ------------- ------------- ------------- ------------- -------------
                                                   SIX MONTHS                                          JANUARY 1, 1995(A)
                                                      ENDED                    YEAR ENDED                    THROUGH
                                                 JUNE 30, 1997*             DECEMBER 31, 1996           DECEMBER 31, 1995
                                           --------------------------- --------------------------- ---------------------------

Net asset value at beginning of period....    $ 11.10       $ 11.07       $ 11.16       $ 11.14       $ 10.00       $ 10.00
                                              -------       -------       -------       -------       -------       -------
Net investment income...                         0.31          0.30          1.21          1.19          0.70          0.70
Net realized and unrealized gain (loss)
 on investments.........                        (0.54)        (0.57)         0.11          0.11          1.12          1.10
Net realized and unrealized gain on
 foreign currency transactions............       0.31          0.33          0.27          0.26          0.02          0.02
                                              -------       -------       -------       -------       -------       -------
Total from investment operations..........       0.08          0.06          1.59          1.56          1.84          1.82
                                              -------       -------       -------       -------       -------       -------
Less dividends and distributions:
From net investment income and net
  realized gain on foreign currency
  transactions............................         --            --         (1.37)        (1.35)        (0.55)        (0.55)
From net realized gain on investments.....         --            --         (0.28)        (0.28)        (0.13)        (0.13)
                                              -------       -------       -------       -------       -------       -------
Total dividends and distributions.........         --            --         (1.65)        (1.63)        (0.68)        (0.68)
                                              -------       -------       -------       -------       -------       -------
Net asset value at end of period..........    $ 11.18       $ 11.13       $ 11.10       $ 11.07       $ 11.16       $ 11.14
                                              =======       =======       =======       =======       =======       =======
Total investment return (b)...............       0.72%         0.54%        14.32%        14.08%        18.46%        18.26%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income....................       5.79%+        5.54%+        6.02%         5.77%         6.61%         6.36%
 Net expenses.............................       0.95%+        1.20%+        0.95%         1.20%         0.95%         1.20%
 Expenses (before reimbursement)..........       1.06%+        1.31%+        1.08%         1.33%         1.03%         1.28%
Portfolio turnover rate...................         98%           98%           57%           57%           92%           92%
Net assets at end of period (in 000's)....    $52,515       $   260       $51,980       $   225       $44,388       $     6

--------
 *  Unaudited.
 +  Annualized.
(a) Commencement of operations.
(b) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MONEY MARKET FUND
================================================================================

--------------------------------------------------------------------------------
MARKET HIGHLIGHTS FOR THE 6-MONTHS ENDED 6/30/97
--------------------------------------------------------------------------------
 . The Federal Reserve Board made a preemptive strike against inflation by raising the targeted funds rate by 25 basis points in March to 5.50%

 . Many investors anticipated an additional Federal Reserve rate increase in May, which did not materialize

 . The spread between Treasuries and Eurodollar issues widened during the first six months of the year, creating buying opportunities among securities priced off of the London Interbank Offered Rate (LIBOR)

--------------------------------------------------------------------------------
FUND HIGHLIGHTS FOR THE 6- AND 12-MONTH PERIODS ENDED 6/30/97
--------------------------------------------------------------------------------
 . The MainStay Institutional Money Market Fund returned 5.13% and 4.87% for Institutional Class shares and Service Class shares, respectively, for the 12 months ended 6/30/97

 . A shorter duration helped performance as short-term rates increased in the first quarter of 1997, but had a negative impact when the market rallied in May

 . Selected floaters, asset-backed securities, and short corporate issues helped the Fund increase yield without aggressively extending duration

--------------------------------------------------------------------------------
Basis point One hundredth of one percent in the yield of an investment, i.e., 100 basis points equals 1%.

Bullish/bearish A bull market occurs when security prices are rising, a bear market occurs when security prices decline. A bullish attitude therefore suggests a positive outlook, while a bearish attitude represents a negative view of the market or the opportunities it may present.
--------------------------------------------------------------------------------

During the first half of 1997, the money markets were primarily affected by the perceptions and realities of interest rates. Early in the year, Federal Reserve Board (Fed) Chairman Alan Greenspan was highly vocal about the need for higher interest rates to preempt inflation. On March 25th, the Fed raised the targeted funds rate 25 basis points to 5.50%.

Despite widespread anticipation of an additional rate increase, economic indicators suggested that the economy was not likely to overheat, and the Fed took no additional action at its Federal Open-Market Committee meeting in May. This led to a market rally and underscored the difficulty of predicting how interest rates may change.

Given this context, how did the MainStay Institutional Money Market Fund do?

For the six months ended June 30, 1997, the MainStay Institutional Money Market Fund returned 2.54% and 2.41% for Institutional Class shares and Service Class shares, respectively. These results compared favorably with the 2.56% return for the average Lipper* institutional money market fund.

During most of the first half of 1997, investor psychology remained relatively bearish, since most participants expected the initial Fed move and anticipated further tightening later in the first half of the year. When that failed to materialize, the markets rallied. While we were able to buy some securities before prices reached their highs, our portfolio was positioned for rising rates, and was hurt when the Fed failed to act in May.

--------------------------------------------------------------------------------
* Lipper Analytical Services, Inc., is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.

================================================================================

--------------------------------------------------------------------------------

Duration A measure of average maturity, which adjusts for the time value of the payments investors will receive, and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.

Yield spread The difference in yield between securities in different market sectors, such as Treasury securities and Eurodollar issues--or between different securities in a single sector, such as Treasury bonds with different maturities.

LIBOR The London Interbank Offered Rate (LIBOR) is the rate that the most creditworthy international banks dealing in Eurodollars charge each other for large loans. Other large Eurodollar loans to less creditworthy borrowers are often based on the LIBOR rate.

Weighting The proportion of a portfolio allocated to a specific security or sector, i.e., a fund is said to be overweighted in a sector when that portion of the portfolio is greater than the sector's general relationship to the market as a whole.

--------------------------------------------------------------------------------

What was your duration strategy during the first six months of 1997?

With strong indications that the Fed would tighten interest rates, we shortened the Fund's duration early in the year, which helped performance in the first quarter. Unfortunately, continued shortening hurt our performance when anticipated rate increases failed to materialize in May. As the prospects for further short-term rate increases dimmed--at least for the near term--we extended the Fund's portfolio duration to a more neutral position.

Were there other factors that influenced the management of the Fund?

Yes, there were. As the yield spread between Treasuries and Eurodollar issues widened, we found opportunities among floaters, asset-backed securities, and short corporate issues. By purchasing securities that were priced off of LIBOR instead of Treasuries, we were able to take advantage of attractive prices and relative values. This strategy was particularly effective earlier in the year, since the market was slow to adjust to the widening spreads.

How did these purchases affect overall Fund performance?

Basically, they allowed us to buy cheap, increase yield, and avoid aggressively extending the Fund's duration. Although a longer duration would have helped performance in the second quarter, basically these factors contributed positively to the Fund's performance for the first half of the year.

What were some of your most significant purchases during the reporting period?

We bought IBM and PNC prime-rate based floaters in February and May. They were solid purchases that allowed the Fund to pick up yield without extending duration. In June, we decided to purchase more complex structures, including asset-backed securities. Since these securities are less liquid than other money market instruments, they also helped us increase yield.

Are you currently concentrated in any particular type of security?

We're currently overweighted in floating-rate securities. Because these bonds have longer final maturities, they tend to trade cheap relative to commercial paper. Yet they still allow the Fund to remain responsive to market moves. We're underweighted in Treasuries because we believe yield opportunities among other products currently outweigh any incremental risks.

Speaking of risks, what should investors know about them?

No one can say for sure what the Fed will do next. We carefully manage risk by monitoring economic factors and shifting duration based on our best assessment of where rates will move. Our decision to shorten duration was successful in the first quarter, but there always remains the possibility that the economy will suddenly weaken, causing a sharp decline in short-term interest rates.

--------------------------------------------------------------------------------

================================================================================

Do you think that will happen?

Not in the near term. We expect the economy to remain relatively stable, possibly picking up somewhat later in the year. Until we see signs of a strengthening economy, we expect the Federal Reserve Board to maintain its current position. Regardless of where the economy and the Fed may move, we'll continue to seek to provide a high level of current income, while preserving capital and maintaining liquidity.

David Clement, CFA
Portfolio Manager

--------------------------------------------------------------------------------
 Past performance is no guarantee of future results.

                  $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                             MONEY MARKET FUND VS
                   LIPPER INSTITUTIONAL MONEY MARKET AVERAGE

                          INSTITUTIONAL CLASS SHARES

                           [LINE GRAPH APPEARS HERE]

DATE         MONEY MARKET FUND         LIPPER INSTITUTIONAL MONEY MARKET AVERAGE
----         -----------------         -----------------------------------------
 1/2/91           10,000                                10,000
                  10,162                                10,168
                  10,313                                10,318
                  10,461                                10,465
     91           10,595                                10,599
                  10,709                                10,711
                  10,808                                10,800
                  10,899                                10,889
     92           10,983                                10,972
                  11,063                                11,053
                  11,140                                11,132
                  11,220                                11,212
     93           11,300                                11,294
                  11,383                                11,377
                  11,479                                11,479
                  11,600                                11,601
     94           11,738                                11,745
                  11,903                                11,909
                  12,071                                12,080
                  12,234                                12,250
     95           12,399                                12,419
                  12,556                                12,577
                  12,708                                12,732
                  12,889                                12,894
     96           13,032                                13,058
6/30/97           13,392                                13,363

                  $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                             MONEY MARKET FUND VS
                   LIPPER INSTITUTIONAL MONEY MARKET AVERAGE

                             SERVICE CLASS SHARES

                           [LINE GRAPH APPEARS HERE]


DATE         MONEY MARKET FUND         LIPPER INSTITUTIONAL MONEY MARKET AVERAGE
----         -----------------         -----------------------------------------
 1/2/91           10,000                                10,000
                  10,162                                10,168
                  10,313                                10,318
                  10,461                                10,465
     91           10,595                                10,599
                  10,709                                10,711
                  10,808                                10,800
                  10,899                                10,889
     92           10,983                                10,972
                  11,063                                11,053
                  11,140                                11,132
                  11,220                                11,212
     93           11,300                                11,294
                  11,383                                11,377
                  11,479                                11,479
                  11,600                                11,601
     94           11,738                                11,745
                  11,903                                11,909
                  12,066                                12,080
                  12,222                                12,250
     95           12,379                                12,419
                  12,528                                12,577
                  12,672                                12,732
                  12,826                                12,894
     96           12,972                                13,055
6/30/97           13,392                                13,292

 . Money Market Fund --Lipper Institutional Money Market Average
Source: Lipper Analytical Services, Inc.
These graphs assume a $10,000 investment made on 1/2/91.



                            Total Return*            SEC Average Annual Total Return*
PERFORMANCE              as of June 30, 1997                as of June 30, 1997
--------------------------------------------------------------------------------------------
                             Year to Date         One Year    Five Year    Since Inception
--------------------------------------------------------------------------------------------
Money Market Fund
 Institutional Class+            2.54%              5.13%       4.34%           4.56%
Money Market Fund Service
 Class+                          2.41%              4.87%       4.22%           4.47%
Average Lipper Institutional
 Money Market Fund               2.56%              5.19%       4.41%           4.63%

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------
                          Institutional Class Shares

                           [BAR CHART APPEARS HERE]

                          Year-End    Total Return %*
                          --------    ---------------
                            1991          5.95
                            1992          3.66
                            1993          2.89
                            1994          3.88
                            1995          5.63
                            1996          5.11
                            1997          2.54
                            As of 6/30/97

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
(% of net assets as of June 30, 1997)
--------------------------------------------------------------------------------

[PIE CHART APPEARS HERE]

Commercial Paper                     69.95%
Other                                16.02%
Medium-Term Notes                    10.91
Negotiable CDs - Domestic             2.17
MM Bankers' Acceptances               1.01%
Cash & Equivalents                   -0.06++

--------------------------------------------------------------------------------
TOP 10 HOLDINGS
(% of net assets as of June 30, 1997)
--------------------------------------------------------------------------------

 1. Dun & Bradstreet Corp. (The)       4.37%
 2. Chrysler Financial Corp.           4.32%
 3. Gotham Funding Corp.               4.30%
 4. Sears Roebuck Acceptance Corp.     4.30%
 5. Household Finance Corp.            4.28%
 6. Norwest Financial Inc.             4.27%
 7. NEBHELP Capital Services Inc.      2.49%
 8. PACCAR Financial Corp.             2.49%
 9. BankAmerica Corp.                  2.17%
10. Mellon Bank N.A.                   2.17%

--------------------------------------------------------------------------------
TOP 5 INDUSTRY
HOLDINGS
(% of net assets as of June 30, 1997)
--------------------------------------------------------------------------------

1. Finance                           20.90%
2. Banks                             20.62%
3. Auto Manufacturing                11.59%
4. Consumer Financial Services        6.41%
5. Retail                             5.76%

Average Maturity                    56 Days
(as of 6/30/97)

--------------------------------------------------------------------------------
* The total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25%.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to December 31, 1994. Performance figures for these two Classes after this date will vary based on differences in their expense structures.

   The Money Market Fund--Institutional Class had a 7-day effective yield of 5.47% and a 7-day average yield of 5.33%, both as of 6/30/97. The Money Market Fund--Service Class had a 7-day effective yield of 5.21% with a 7-day current yield of 5.08%, both as of 6/30/97. The Administrator has agreed to assume a portion of the expenses for these Funds. Had certain expenses not been assumed by the Administrator, the 7-day effective yield and the 7-day current yield would have been 5.40% and 5.26%, respectively, for the Institutional Class and 5.14% and 5.01%, respectively, for the Service Class.

   Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. Government, and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost.

   The Institutional Class shares are sold with no sales charge. The Service Class shares, first offered 1/1/95, are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25%.

++ Adjusted for liabilities.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
June 30, 1997 (Unaudited)

SHORT-TERM INVESTMENTS (100.1%)+


                                                         PRINCIPAL   AMORTIZED
                                                          AMOUNT       COST
                                                       ------------------------
ASSET-BACKED SECURITIES (4.3%)
Asset-Backed Securities Investment Trust
 Series 1997-C Class N
 5.69%, due 6/15/98 (a)(b)(c)......................... $ 5,000,000 $  5,000,000
PNC Student Loan Trust I
 Series 1997-2 Class A-1
 5.63%, due 7/20/98 (b)(c)............................   5,000,000    5,000,000
                                                                   ------------
                                                                     10,000,000
                                                                   ------------
BANK NOTES (6.5%)
Bank of America-Illinois
 5.85%, due 9/30/97 (c)...............................   3,000,000    2,999,273
First Union National Bank of North Carolina
 5.70%, due 8/5/97 (c)................................   5,000,000    5,000,000
Huntington National Bank-Ohio
 5.77%, due 9/2/97 (c)................................   3,000,000    3,000,000
PNC Bank N.A.-Pittsburgh, Pennsylvania
 5.63%, due 5/12/98 (b)(c)............................   3,000,000    2,998,731
 5.69%, due 6/5/98 (b)(c).............................   1,000,000    1,000,090
                                                                   ------------
                                                                     14,998,094
                                                                   ------------
BANKERS' ACCEPTANCES (1.0%)
Mellon Bank N.A.-Pittsburgh, Pennsylvania
 5.42%, due 7/3/97....................................   1,000,000      999,699
 5.68%, due 11/18/97..................................   1,353,933    1,324,026
                                                                   ------------
                                                                      2,323,725
                                                                   ------------
CERTIFICATE OF DEPOSIT (2.2%)
Mellon Bank N.A.-Pittsburgh, Pennsylvania
 5.75%, due 12/9/97 (c)...............................   5,000,000    5,000,000
                                                                   ------------
COMMERCIAL PAPER (70.0%)
American Home Products Corp.
 5.64%, due 7/25/97 (a)...............................   5,000,000    4,981,200
Ameritech Corp.
 5.59%, due 8/6/97....................................   5,000,000    4,972,050
ARCO Chemical Co.
 5.65%, due 7/2/97 (a)................................   5,000,000    4,999,215
BTM Capital Corp.
 5.68%, due 8/26/97 (a)...............................   3,600,000    3,568,192
Centric Funding Corp.
 5.63%, due 10/7/97...................................   5,000,000    4,923,369
Chrysler Financial Corp.
 5.56%, due 7/22/97...................................  10,000,000    9,967,567
Columbus Southern Power
 5.73%, due 7/3/97....................................   2,000,000    1,999,363
 5.75%, due 7/16/97...................................   5,000,000    4,988,021
Cooperative Association of Tractor Dealers Inc.
 Series A
 5.68%, due 8/4/97....................................   2,000,000    1,989,271

                                                        PRINCIPAL   AMORTIZED
                                                         AMOUNT        COST
                                                       ------------------------
COMMERCIAL PAPER (Continued)
Dun & Bradstreet Corp. (The)
 5.62%, due 9/9/97.................................... $10,200,000 $ 10,088,537
Enterprise Funding Corp.
 5.65%, due 7/14/97 (a)...............................   1,000,000      997,960
Ford Motor Credit Co.
 5.56%, due 7/30/97...................................   5,000,000    4,977,606
Fountain Square Commercial Funding Corp.
 5.70%, due 10/14/97 (a)..............................   2,059,000    2,024,839
General Electric Capital Corp.
 5.38%, due 7/7/97....................................   5,000,000    4,995,517
 5.52%, due 7/14/97 (c)...............................     601,000      601,000
 5.70%, due 11/24/97 (c)..............................   1,067,000    1,067,000
General Motors Acceptance Corp.
 5.53%, due 7/18/97...................................   3,000,000    2,992,166
 5.64%, due 7/7/97....................................   5,000,000    4,995,300
Gotham Funding Corp.
 5.65%, due 8/13/97 (a)...............................  10,000,000    9,932,514
Household Finance Corp.
 5.60%, due 9/22/97...................................  10,000,000    9,870,889
Jefferson Smurfit Finance Corp.
 Series B
 5.54%, due 7/3/97....................................   3,000,000    2,999,077
 5.70%, due 8/19/97...................................   2,850,000    2,827,889
May Department Stores Co.
 5.55%, due 7/11/97...................................   2,358,000    2,354,365
Mayne Nickless Ltd.
 5.59%, due 7/28/97...................................   5,000,000    4,979,038
Morgan Stanley Group Inc.
 5.62%, due 7/18/97...................................   3,000,000    2,992,038
NEBHELP Capital Services Inc.
 5.57%, due 7/17/97...................................   5,772,000    5,757,711
Norwest Financial Inc.
 5.60%, due 10/7/97...................................  10,000,000    9,847,556
Oak Funding Corp.
 5.68%, due 9/19/97...................................   2,000,000    1,974,756
Oakland-Alameda County Coliseum Authority Lease
 Revenue Bonds (Oakland Coliseum Project)
 Series 1995 B-1
 5.63%, due 7/7/97....................................   5,000,000    4,999,983
PACCAR Financial Corp.
 5.57%, due 9/5/97....................................   5,814,000    5,754,629
Riverwoods Funding Corp.
 5.55%, due 8/27/97...................................   5,000,000    4,956,062
Sears Roebuck Acceptance Corp.
 5.60%, due 8/21/97...................................  10,000,000    9,920,667
Seiko Corp. of America
 5.68%, due 8/22/97...................................   3,000,000    2,975,387
UST Inc.
 5.55%, due 7/8/97....................................   4,185,000    4,180,484
                                                                   ------------
                                                                    161,451,218
                                                                   ------------

-----------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 1997 (Unaudited)

SHORT-TERM INVESTMENTS (Continued)

                                                       PRINCIPAL    AMORTIZED
                                                        AMOUNT         COST
                                                     --------------------------
CORPORATE BONDS (2.4%)
Fleet Mortgage Group Inc.
 6.13%, due 8/15/97 (c).............................. $ 4,500,000  $  4,501,760
Otter Tail Power Co.
 8.75%, due 12/15/97 (c).............................     951,000       964,164
                                                                   ------------
                                                                      5,465,924
                                                                   ------------
CORPORATE NOTES (2.8%)
Dillard Department Stores Inc.
 9.63%, due 9/15/97 (c)..............................   1,000,000     1,007,206
General Motors Acceptance Corp.
 7.00%, due 8/15/97 (c)..............................   1,800,000     1,802,125
Mississippi Power Co.
 5.38%, due 3/1/98 (c)...............................   2,500,000     2,487,916
WMX Technologies Inc.
 6.38%, due 7/1/97 (c)...............................   1,200,000     1,200,000
                                                                   ------------
                                                                      6,497,247
                                                                   ------------
MEDIUM-TERM NOTES (10.9%)
BankAmerica Corp.
 Series G
 6.88%, due 11/20/97 (c).............................   5,000,000     5,017,383
Caterpillar Financial Services Corp.
 Series E
 6.56%, due 11/3/97 (c)..............................     900,000       901,276
Chrysler Financial Corp. Series K
 6.83%, due 6/8/98 (c)...............................   1,000,000     1,004,868
CIT Group Holdings Inc.
 7.00%, due 9/30/97 (c)..............................   3,900,000     3,910,070
 8.75%, due 4/15/98 (c)..............................   1,000,000     1,018,529
General Motors Acceptance Corp.
 5.65%, due 12/15/97 (c).............................   1,000,000       998,271
IBM Credit Corp.
 5.60%, due 3/2/98 (b)(c)............................   3,000,000     2,998,649
Morgan Stanley Group Inc.
 Series C
 5.76%, due 5/18/98 (b)(c)...........................   2,500,000     2,499,889
Pacific Gas & Electric Co. Series B
 9.09%, due 12/15/97 (c).............................   1,800,000     1,823,329
Southern California Gas Co.
 5.98%, due 8/28/97 (c)..............................   3,000,000     3,002,099
U.S. Bancorp
 Series E
 7.11%, due 12/10/97 (c).............................   2,000,000     2,012,454
                                                                   ------------
                                                                     25,186,817
                                                                   ------------
Total Short-Term Investments
 (Amortized Cost
 $230,923,025) (d)...................................       100.1%  230,923,025
Liabilities In Excess of
 Cash and Other Assets...............................        (0.1)     (128,528)
                                                      -----------  ------------
Net Assets...........................................       100.0% $230,794,497
                                                      ===========  ============

--------
(a) May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at June 30, 1997.
(c) Coupon interest bearing security.
(d) The cost stated also represents the aggregate cost for Federal income tax purposes.

The table below sets forth the diversification of Money Market Fund investments by industry.

INDUSTRY DIVERSIFICATION

                                                          AMORTIZED
                                                             COST      PERCENT +
                                                        ------------------------
Auto Manufacturing...................................... $ 26,737,903     11.6%
Banks...................................................   47,586,497     20.6
Brokerage...............................................    5,491,928      2.4
Capital Goods...........................................    2,890,547      1.2
Chemicals...............................................    4,999,215      2.2
Computers & Office Equipment............................    2,998,649      1.3
Conglomerates...........................................    6,663,517      2.9
Consumer Financial Services.............................   14,799,488      6.4
Drugs...................................................    4,981,200      2.2
Finance.................................................   48,225,248     20.9
Paper & Forest Products.................................    5,826,965      2.5
Pollution & Related.....................................    1,200,000      0.5
Publishing..............................................   10,088,537      4.4
Retail..................................................   13,282,237      5.8
Tobacco.................................................    4,180,484      1.8
Transportation..........................................    4,979,038      2.2
Trucking................................................    5,754,629      2.5
Utilities...............................................    8,810,714      3.8
Utilities-Electric......................................    3,452,080      1.5
Utilities-Gas...........................................    3,002,099      1.3
Utilities-Telephone.....................................    4,972,050      2.1
                                                         ------------    -----
                                                          230,923,025    100.1
Liabilities in Excess of Cash and Other Assets..........     (128,528)    (0.1)
                                                         ------------    -----
Net Assets.............................................. $230,794,497    100.0%
                                                         ============    =====

--------
+ Percentages indicated are based on Fund net assets.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1997 (Unaudited)



ASSETS:
 Investment in securities, at value
   (amortized cost $230,923,025).................................. $230,923,025
 Cash.............................................................          134
 Receivables:
 Investment securities sold.......................................   10,628,323
 Interest.........................................................      961,248
 Fund shares sold.................................................       26,843
                                                                   ------------
   Total assets...................................................  242,539,573
                                                                   ------------
LIABILITIES:
 Payables:
 Fund shares redeemed.............................................   10,604,999
 Administrator....................................................       65,747
 Adviser..........................................................       19,810
 Custodian........................................................       11,034
 Transfer agent...................................................        5,917
 Accrued expenses.................................................       54,181
 Dividend payable.................................................      983,388
                                                                   ------------
   Total liabilities..............................................   11,745,076
                                                                   ------------
 Net assets....................................................... $230,794,497
                                                                   ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
  12 billion shares authorized
 Institutional Class.............................................. $    178,144
 Institutional Service Class......................................       52,648
 Additional paid-in capital.......................................  230,561,486
 Accumulated undistributed net realized gain on investments.......        2,219
                                                                   ------------
 Net assets....................................................... $230,794,497
                                                                   ============
Institutional Class
 Net assets applicable to outstanding shares...................... $178,146,228
                                                                   ============
 Shares of capital stock outstanding..............................  178,144,009
                                                                   ============
 Net asset value per share outstanding............................ $       1.00
                                                                   ============
Institutional Service Class
 Net assets applicable to outstanding shares...................... $ 52,648,269
                                                                   ============
 Shares of capital stock outstanding..............................   52,648,269
                                                                   ============
 Net asset value per share outstanding............................ $       1.00
                                                                   ============

STATEMENT OF OPERATIONS
For the six months ended June 30,
1997 (Unaudited)

INVESTMENT INCOME:
 Income:
 Interest......................................................... $  4,745,676
                                                                   ------------
 Expenses:
 Administration ..................................................      339,137
 Advisory.........................................................       84,784
 Service..........................................................       54,323
 Registration.....................................................       23,622
 Custodian........................................................       22,704
 Professional.....................................................       20,458
 Transfer agent...................................................       15,629
 Shareholder communication........................................       11,270
 Directors........................................................        2,405
 Miscellaneous....................................................        1,785
                                                                   ------------
   Total expenses before
    reimbursement.................................................      576,117
 Expense reimbursement from Administrator.........................      (97,873)
                                                                   ------------
   Net expenses...................................................      478,244
                                                                   ------------
 Net investment income............................................    4,267,432
                                                                   ------------
REALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments.................................        3,107
                                                                   ------------
 Net increase in net assets resulting from operations............. $  4,270,539
                                                                   ============





 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1997 (Unaudited) and the year ended December 31, 1996

                                                      1997           1996
                                                  -------------  -------------
INCREASE IN NET ASSETS:
 Operations:
 Net investment income........................... $   4,267,432  $   4,967,474
 Net realized gain (loss) on investments.........         3,107           (888)
                                                  -------------  -------------
 Net increase in net assets resulting from
  operations.....................................     4,270,539      4,966,586
                                                  -------------  -------------
 Dividends to shareholders:
 From net investment income:
  Institutional Class............................    (3,214,415)    (4,202,178)
  Institutional Service Class....................    (1,053,017)      (765,425)
                                                  -------------  -------------
   Total dividends to shareholders...............    (4,267,432)    (4,967,603)
                                                  -------------  -------------
 Capital share transactions:
 Net proceeds from sale of shares:
  Institutional Class............................   196,367,497    346,674,956
  Institutional Service Class....................    45,204,840     58,869,480
 Net asset value of shares issued to
  shareholders in reinvestment of dividends:
  Institutional Class............................     2,828,733      4,007,693
  Institutional Service Class....................       963,718        650,486
                                                  -------------  -------------
                                                    245,364,788    410,202,615
 Cost of shares redeemed:
  Institutional Class............................  (131,813,317)  (307,790,041)
  Institutional Service Class....................   (28,184,762)   (27,639,595)
                                                  -------------  -------------
  Increase in net assets derived from capital
   share transactions............................    85,366,709     74,772,979
                                                  -------------  -------------
  Net increase in net assets.....................    85,369,816     74,771,962
NET ASSETS:
 Beginning of period.............................   145,424,681     70,652,719
                                                  -------------  -------------
 End of period................................... $ 230,794,497  $ 145,424,681
                                                  =============  =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                    INSTITUTIONAL               INSTITUTIONAL
                      INSTITUTIONAL    SERVICE    INSTITUTIONAL    SERVICE
                          CLASS         CLASS         CLASS         CLASS
                      ------------- ------------- ------------- -------------
                              SIX MONTHS
                                 ENDED            ----------------------------
                            JUNE 30, 1997*                   1996
                      --------------------------- ---------------------------
Net asset value
 at beginning of
 period..........       $   1.00      $   1.00      $   1.00      $   1.00
                        --------      --------    ------------- -------------
Net investment
 income..........           0.03          0.02          0.05          0.05
                        --------      --------    ------------- -------------
Less dividends
 from net
 investment
 income..........          (0.03)        (0.02)        (0.05)        (0.05)
                        --------      --------    ------------- -------------
Net asset value
 at end of
 period..........       $   1.00      $   1.00      $   1.00      $   1.00
                        ========      ========    ============= =============
Total investment
 return (a)......           2.54%         2.41%         5.11%         4.85%
Ratios (to
 average net
 assets)/Supplemental
 Data:
 Net investment
  income.........           5.10%+        4.85%+        5.00%         4.75%
 Net expenses....           0.50%+        0.75%+        0.50%         0.75%
 Expenses (before
  reimbursement)..          0.62%+        0.87%+        0.67%         0.92%
Net assets at end
 of period (in
 000's)..........       $178,146      $ 52,648      $110,760      $ 34,664
                                    INSTITUTIONAL
                      INSTITUTIONAL    SERVICE
                          CLASS         CLASS        INSTITUTIONAL CLASS
                      ------------- ------------- -----------------------------
                        YEAR ENDED DECEMBER 31
                      ---------------------------------------------------------
                                 1995               1994      1993      1992
                      --------------------------- --------- --------- ---------
Net asset value
 at beginning of
 period..........       $   1.00      $   1.00    $   1.00  $   1.00  $   1.00
                      ------------- ------------- --------- --------- ---------
Net investment
 income..........           0.05          0.05        0.04      0.03      0.03
                      ------------- ------------- --------- --------- ---------
Less dividends
 from net
 investment
 income..........          (0.05)        (0.05)      (0.04)    (0.03)    (0.03)
                      ------------- ------------- --------- --------- ---------
Net asset value
 at end of
 period..........       $   1.00      $   1.00    $   1.00  $   1.00  $   1.00
                      ============= ============= ========= ========= =========
Total investment
 return (a)......           5.63%         5.46%       3.88%     2.89%     3.66%
Ratios (to
 average net
 assets)/Supplemental
 Data:
 Net investment
  income.........           5.48%         5.23%       3.89%     2.85%     3.64%
 Net expenses....           0.50%         0.75%       0.50%     0.45%     0.45%
 Expenses (before
  reimbursement)..          0.73%         0.98%       0.68%     0.67%     0.65%
Net assets at end
 of period (in
 000's)..........       $ 67,869      $  2,784    $ 65,106  $ 75,832  $ 71,573

--------
 * Unaudited.
 + Annualized.
(a) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

SHORT-TERM BOND FUND
================================================================================

--------------------------------------------------------------------------------
MARKET HIGHLIGHTS FOR THE 6-MONTHS ENDED 6/30/97
--------------------------------------------------------------------------------

 . Although the Federal Reserve Board moved to raise short-term interest rates slightly at the end of March, the short-term bond market was relatively quiet during the first six months of 1997

 . With relatively stable interest rates and little price movement, many investors sought opportunities in securities that offered yield spreads to Treasuries

 . With bond market volatility low, many investors engaged in a "battle for basis points," as they sought ways to improve yields and total returns

--------------------------------------------------------------------------------
FUND HIGHLIGHTS FOR THE 6- AND 12-MONTH PERIODS ENDED 6/30/97
--------------------------------------------------------------------------------

 . One-year total returns of 6.25% and 6.01% for Institutional Class shares and Service Class shares, respectively, for the period ended 6/30/97

 . Institutional Class shares received a 4-star overall rating from Morningstar, Inc.* as of 6/30/97

 . The Fund took profits in some of its yield-enhancing securities and bought Treasuries with the proceeds, which increased the quality of the portfolio from AAA to Agency-rated+

 . For the six months ended 6/30/97, Institutional Class shares outperformed the average Lipper++ short-term investment-grade fund, which returned 2.73%, while Service Class shares underperformed the average peer fund

--------------------------------------------------------------------------------

Basis point One hundredth of one percent in the yield of an investment, i.e., 100 basis points equals 1%.

Yield The income per share (or current value of a security) paid to investors over a specified period of time as a percentage of the cost of the security.

--------------------------------------------------------------------------------

The short-term bond markets were relatively quiet during the first six months of 1997. Although the Federal Reserve Board made a preemptive move by raising short-term interest rates 25 basis points in late March, the move was widely anticipated and had little impact over the six month period.

With interest rates relatively stable and prices moving within a narrow range, investors sought opportunities among securities that offered the potential for yield enhancement. Within the narrow maturity spectrum of the short-term market, this led to a "battle for basis points," which highlighted the value of research and individual security selection.


--------------------------------------------------------------------------------
* Morningstar, Inc. is an independent fund performance monitor. Its ratings reflect historic risk-adjusted performance, taking into account fees and other sales charges, and may change monthly. Its ratings of 1 (low) to 5
   (high) stars are based on a fund's 3-, 5-, and 10-year average annual returns with fee adjustments in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill monthly returns. Only 10% of the funds in a rating group may receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and 10% receive 1 star. As of 6/30/97, the individual 3- and 5-year ratings for the MainStay Institutional Short-Term Bond Fund were 4 stars and 4 stars, respectively, out of 1,248 and 677 taxable bond funds for the respective periods. The Fund's Service Class shares, introduced January 1, 1995, will not be rated by Morningstar until they have three years of performance history.

+ Agency rating is above AAA. Currently debt rated AAA has the highest rating assigned by Standard & Poor's. These ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the stability or safety of the Fund.

++ Lipper Analytical Services, Inc., is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.

================================================================================

--------------------------------------------------------------------------------
Mortgage-backed securities Securities representing interests in "pools" of mortgages in which principal and interest payments by the holders of the underlying fixed or adjustable-rate mortgages are, in effect, "passed through" to investors (net of fees paid to the issuer or guarantor of the securities).

Asset-backed securities Bonds or notes backed by loans or accounts receivable (such as automobile loans, computer leases, or credit card debt), and often "enhanced" by a letter of credit or insurance.

Prepayment risk The risk that mortgage or loan holders will repay their obligations before they mature, shortening the stream of interest payments investors receive.

--------------------------------------------------------------------------------

Given this context, how did the MainStay Institutional Short-Term Bond Fund do in the first half of 1997?

The Fund performed closely in line with the market, with total returns of 2.74% and 2.64% for Institutional Class shares and Service Class shares, respectively, for the six months ended 6/30/97. Institutional Class shares outperformed--and Service Class shares underperformed--the average Lipper short-term investment-grade fund, which returned 2.73% over the first half of 1997.

How was the Fund managed during the first six months of 1997?

With interest rates and bond prices moving in a very narrow range, the Fund maintained an average maturity of approximately 1.9 years. Our biggest strategy was to sell yield-enhancing securities as we saw opportunities to do so at attractive prices and move into Treasuries.

Can you give us some specific examples?

The Fund held a relatively substantial position in agency securities and unleveraged collateralized mortgage obligations (or CMOs) that was reduced by about half by the end of the first half of the year. The Fund sold some government mortgage-backed securities, which did well for the portfolio. As spreads to Treasuries narrowed, we sold corporate bonds, reducing the Fund's position to about 4% of the portfolio. The Fund's holdings in asset-backed securities were also reduced.

What was the overall impact of these sales?

All of this contributed positively to the Fund's performance. We were able to lock in gains in many securities--and by purchasing Treasuries with the proceeds of the sales, we improved the quality of the portfolio from AAA to Agency-rated,(S) which is even better.

Could yields have been enhanced by reducing the quality of the Fund's portfolio?

That is a strategy we could have considered, and some of our competitors may have done so. But we believe that quality is part of what attracts investors to the Institutional Short-Term Bond Fund. When a fund can improve its quality and still earn as much as other short-term bond funds in this category that are investing in lower quality, emerging markets or higher-risk bonds, we think investors are getting a double reward.

How did you manage to improve the Fund's quality?

I think much of the credit goes to our research process. We have specialists in various sectors of the bond market, who help us identify opportunities and evaluate risk potential. An example might be low-balance mortgage loans. The smaller quality mortgages in which the Fund invested during the first half of 1997, carried the highest quality ratings as rated by Standard & Poor's and Moody's. Our research indicates that they may offer lower prepayment risk than the market believes. Since these securities may offer higher yields and lower risk than standard mortgages, we added them to the Fund. They have performed very well.

--------------------------------------------------------------------------------
(S) Agency rating is above AAA. Currently debt rated AAA has the highest rating assigned by Standard & Poor's. These ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the stability or safety of the Fund.

================================================================================

What is your outlook going forward?

We believe that the Federal Reserve Board has helped keep the economy growing and inflation in line. As long as that continues, it will be good for bonds. However, if inflation heats up, and interest rates rise, it would have a negative impact on bond prices. As long as productivity can stay ahead of wage increases, we think the outlook on inflation will remain positive. Whatever happens in the economy and the markets, we'll continue to seek to maximize total return, consistent with liquidity, preservation of capital, and investment in short-term debt securities.

Ravi Akhoury
Edward Munshower
Portfolio Managers

--------------------------------------------------------------------------------
 Past performance is no guarantee of future results.

                             [GRAPHS APPEAR HERE]

                  $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                            SHORT-TERM BOND FUND VS
                        SALOMON 1-3 YEAR TREASURY INDEX

                          INSTITUTIONAL CLASS SHARES

               DATE        SHORT TERM BOND FUND INSTITUTIONAL  SALOMON 1-3 YEAR
               ----        ----------------------------------  ----------------
             1/2/91                     10,000                      10,000
                                        10,220                      10,220
                                        10,420                      10,418
                                        10,760                      10,768
                 91                     11,130                      11,164
                                        11,140                      11,178
                                        11,455                      11,498
                                        11,749                      11,841
                 92                     11,791                      11,867
                                        12,079                      12,122
                                        12,214                      12,258
                                        12,383                      12,431
                 93                     12,459                      12,507
                                        12,374                      12,445
                                        12,374                      12,451
                                        12,495                      12,570
                 94                     12,473                      12,574
                                        12,885                      12,987
                                        13,258                      13,394
                                        13,444                      13,588
                 95                     13,754                      13,923
                                        13,796                      13,982
                                        13,939                      14,128
                                        14,152                      14,362
                 96                     14,415                      14,632
            6/30/97                     14,810                      16,210



                  $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                            SHORT-TERM BOND FUND VS
                        SALOMON 1-3 YEAR TREASURY INDEX

                             SERVICE CLASS SHARES

               DATE        SHORT TERM BOND FUND SERVICE        SALOMON 1-3 YEAR
               ----        ----------------------------        ----------------
             1/2/91                     10,000                      10,000
                                        10,220                      10,220
                                        10,420                      10,418
                                        10,760                      10,768
                 91                     11,130                      11,164
                                        11,140                      11,178
                                        11,455                      11,498
                                        11,749                      11,841
                 92                     11,791                      11,867
                                        12,079                      12,122
                                        12,214                      12,258
                                        12,383                      12,431
                 93                     12,459                      12,507
                                        12,374                      12,445
                                        12,374                      12,451
                                        12,495                      12,570
                 94                     12,473                      12,574
                                        12,885                      12,987
                                        13,245                      13,394
                                        13,418                      13,588
                 95                     13,728                      13,923
                                        13,756                      13,982
                                        13,884                      14,128
                                        14,083                      14,362
                 96                     14,340                      14,632
            6/30/97                     14,719                      16,210

 . Short-Term Bond Fund--Salomon 1-3 Year Treasury Index
Source: Lipper Analytical Services, Inc.
The graphs assume a $10,000 investment made on 1/2/91.



                                                  Total Return*                  SEC Average Annual Total Return*
Performance                                     as of June 30, 1997                   as of June 30, 1997
----------------------------------------------------------------------------------------------------------------------
                                                   Year to Date        One Year   Five Year    Since Inception
----------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund Institutional Class                2.74%             6.25%      5.27%          6.23%
Short-Term Bond Fund Service Class+                     2.64%             6.01%      5.14%          6.13%
Average Lipper Short-Term Investment Grade Fund         2.73%             6.28%      5.34%          6.39%
Salomon 1-3 Year Treasury Index                         2.86%             6.53%      5.53%          6.49%


YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                           [BAR GRAPH APPEARS HERE]

                          Institutional Class Shares

                      Year-end            Total Return %
                      --------            --------------
                        1991                   11.30
                        1992                    5.94
                        1993                    5.67
                        1994                    0.11
                        1995                   10.27
                        1996                    4.81
                        1997 as of 6/30/97      2.74

--------------------------------------------------------------------------------

Quality Breakdown++
(% of bonds as of June 30, 1997)
--------------------------------------------------------------------------------

Government/Agency    81.84%
AAA                  14.17%
AA                    0.15%
A                     3.34%
BBB                   0.50%
                    -------
                    100.00%
--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
(% of net assets as of June 30, 1997)
--------------------------------------------------------------------------------
[PIE CHART APPEARS HERE]

 . U.S. Government &
  Agency Bonds                               3.75%

 . Other Asset-Backed/
  Mortgage-Backed
  Securities                                14.01%

 . Domestic Bonds -
  Non-Convertible                           80.05%

 . Cash & Equivalents                         2.19%*
--------------------------------------------------------------------------------

Top 10 Holdings
(% of net assets as of June 30, 1997)
--------------------------------------------------------------------------------

1. US Treasury Note              5/15/99,  6.375%  17.53%
2. US Treasury Note              2/15/00,  5.875%  10.87%
3. US Treasury Note             11/30/99,  7.75%    9.47%
4. US Treasury Note             10/31/98,  4.75%    9.01%
5. US Treasury Note              2/15/99,  5.00%    8.72%
6. US Treasury Note             11/15/98,  5.50%    7.20%
7. US Treasury Note             11/15/99,  7.875%   7.02%
8. US Treasury Note              4/30/00,  6.75%    3.76%
9. Bear Stearns Mtge. Sec.,      9/25/27, 10.00%    3.47%
10.Travelers Properties
   Casualty Corp.,               9/01/99,  6.75%    3.26%

--------------------------------------------------------------------------------
Top 5 Industry
Holdings
(% of net assets as of June 30, 1997)
--------------------------------------------------------------------------------

1. US Government & Federal Agency     80.05%
2. First Mortgage Loans                9.09%
3. Financial                           3.26%
4. Recreational Vehicles               2.14%
5. Equipment Loans                     2.05%


Average Maturity   1.9 years
(as of 6/30/97)
--------------------------------------------------------------------------------
* The total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25%.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to December 31, 1994. Performance figures for these two Classes after this date will vary based on differences in their expense structures.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost.

   The Institutional Class shares are sold with no sales charge. The Service Class shares, first offered 1/1/95, are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25%.

++ Actual percentages will vary over time. Bond quality ratings provided by Standard & Poor's. See the prospectus for details.

#  Adjusted for liabilities.

SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS
June 30, 1997 (Unaudited)

LONG-TERM INVESTMENTS (97.8%)+
ASSET-BACKED
SECURITIES (4.8%)

                                                          PRINCIPAL
                                                            AMOUNT      VALUE
                                                         ----------------------
BOAT LOANS (0.6%)
Chrysler Financial Corp.
 Grantor Trust
 Series 11-A Class A
 8.90%, due 8/15/97 (a)................................. $  304,695 $   304,695
                                                                    -----------
EQUIPMENT LOANS (2.1%)
Newcourt Receivables Asset Trust
 Series 1996-2 Class A
 6.87%, due 6/20/04.....................................  1,070,309   1,076,495
                                                                    -----------
RECREATIONAL VEHICLES (2.1%)
Fleetwood Credit Corp.
 Grantor Trust
 Series 1996-A Class A
 6.75%, due 10/17/11....................................  1,120,157   1,122,263
                                                                    -----------
Total Asset-Backed Securities
 (Cost $2,497,172)......................................              2,503,453
                                                                    -----------
CORPORATE BONDS (3.8%)
BANKS (0.5%)
Sakura Capital Funding (Cayman) Ltd.
 6.7625%, due 8/29/49 (d)(e)............................    260,000     260,000
                                                                    -----------
FINANCE (3.3%)
Travelers Property Casualty Corp.
 6.75%, due 9/1/99......................................  1,700,000   1,712,308
                                                                    -----------
Total Corporate Bonds
 (Cost $1,955,535)......................................              1,972,308
                                                                    -----------
MORTGAGE-BACKED SECURITIES (9.2%)
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE
 OBLIGATIONS) (0.1%)
Resolution Trust Corp.
 Series 1992-C4 Class A1
 8.15%, due 6/25/24.....................................     78,364      78,462
                                                                    -----------
FIRST MORTGAGE LOANS (COLLATERALIZED
 MORTGAGE OBLIGATIONS) (9.1%)
Bear Stearns Mortgage
 Securities, Inc.
 Series 1996-5 Class A2
 10.00%, due 9/25/27....................................  1,753,161   1,821,236
 Series 1996-4 Class AI2
 10.50%, due 9/25/27....................................  1,595,214   1,670,923
Residential Accredit Loans, Inc.
 Series 1996-QS4 Class AI2
 11.00%, due 8/25/26....................................  1,221,601   1,276,951
                                                                    -----------
                                                                      4,769,110
                                                                    -----------
Total Mortgage-Backed Securities
 (Cost $4,835,630)......................................              4,847,572
                                                                    -----------

U.S. GOVERNMENT &
FEDERAL AGENCY (80.0%)

                                                     PRINCIPAL
                                                       AMOUNT      VALUE
                                                   ------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION II
 (MORTGAGE PASS-THROUGH SECURITIES) (6.4%)
 7.125%, due 5/20/23-8/20/25 ARM (b).............. $ 3,303,612  $ 3,395,074
                                                                -----------
UNITED STATES TREASURY NOTES (73.6%)
 4.75%, due 10/31/98 (c)..........................   4,800,000    4,726,512
 5.00%, due 2/15/99...............................   4,650,000    4,576,623
 5.50%, due 11/15/98 (c)..........................   3,800,000    3,777,428
 5.875%, due 2/15/00 (c)..........................   5,750,000    5,704,172
 6.375%, due 5/15/99 (c)..........................   9,155,000    9,200,775
 6.75%, due 4/30/00...............................   1,950,000    1,975,584
 7.75%, due 11/30/99 (c)..........................   4,800,000    4,967,232
 7.875%, due 11/15/99.............................   3,550,000    3,682,025
                                                                -----------
                                                                 38,610,351
                                                                -----------
Total U.S. Government &
 Federal Agency
 (Cost $42,045,146)...............................               42,005,425
                                                                -----------
Total Long-Term Investments
 (Cost $51,333,483)...............................               51,328,758
                                                                -----------
SHORT-TERM
INVESTMENT (1.1%)
COMMERCIAL PAPER (1.1%)
Ford Motor Credit Corp.
 6.111%, due 7/1/97...............................     575,000      575,000
                                                                -----------
Total Short-Term Investment
 (Cost $575,000)..................................                  575,000
                                                                -----------
Total Investments
 (Cost $51,908,483) (f)...........................        98.9%  51,903,758 (g)
Cash and Other Assets, Less Liabilities...........         1.1      572,958
                                                   -----------  -----------
Net Assets........................................       100.0% $52,476,716
                                                   ===========  ===========

--------
(a) Long-term security maturing within the twelve month period.
(b) ARM--Adjustable Rate Mortgage. Resets annually.
(c) Represents securities out on loan or a portion which is out on loan.
(d) May be sold to institutional investors only.
(e) Floating rate. Rate shown is the rate in effect at June 30, 1997.
(f) The cost for Federal income tax purposes is $51,910,145.
(g) At June 30, 1997 net unrealized depreciation was $6,387, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $94,030 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $100,417.
--------
+ Percentages indicated are based on Fund net assets.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
SHORT-TERM BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1997 (Unaudited)

ASSETS:
 Investment in securities, at value
  (identified cost $51,908,483)................................... $51,903,758
 Cash.............................................................         598
 Receivables:
  Investment securities sold......................................   2,699,836
  Interest........................................................     555,793
                                                                   -----------
   Total assets...................................................  55,159,985
                                                                   -----------
LIABILITIES:
 Payables:
  Investment securities purchased.................................   2,576,221
  Fund shares redeemed............................................      55,717
  Administrator...................................................      10,170
  Adviser.........................................................       6,386
  Transfer agent..................................................       3,755
  Custodian.......................................................       2,998
 Accrued expenses.................................................      28,022
                                                                   -----------
   Total liabilities..............................................   2,683,269
                                                                   -----------
 Net assets....................................................... $52,476,716
                                                                   ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
  1 billion shares authorized
  Institutional Class............................................. $     5,249
  Institutional Service Class.....................................         139
 Additional paid-in capital.......................................  57,866,199
 Accumulated undistributed net investment income..................   1,685,345
 Accumulated net realized loss on investments.....................  (7,075,491)
 Net unrealized depreciation on investments.......................      (4,725)
                                                                   -----------
 Net assets....................................................... $52,476,716
                                                                   ===========
Institutional Class
 Net assets applicable to outstanding shares...................... $51,127,593
                                                                   ===========
 Shares of capital stock outstanding..............................   5,248,625
                                                                   ===========
 Net asset value per share outstanding............................ $      9.74
                                                                   ===========
Institutional Service Class
 Net assets applicable to outstanding shares...................... $ 1,349,123
                                                                   ===========
 Shares of capital stock outstanding..............................     138,903
                                                                   ===========
 Net asset value per share outstanding............................ $      9.71
                                                                   ===========


STATEMENT OF OPERATIONS
For the six months ended June 30, 1997 (Unaudited)

INVESTMENT INCOME:
 Income:
  Interest.......................................................... $1,814,376
                                                                     ----------
 Expenses:
  Administration....................................................    119,405
  Advisory..........................................................     39,801
  Professional......................................................     16,023
  Registration......................................................     12,837
  Transfer agent....................................................     11,317
  Custodian.........................................................      8,419
  Shareholder communication.........................................      3,053
  Service...........................................................      1,750
  Directors.........................................................        883
  Miscellaneous.....................................................      1,698
                                                                     ----------
   Total expenses before
    reimbursement...................................................    215,186
 Expense reimbursement from Administrator...........................    (54,230)
                                                                     ----------
   Net expenses.....................................................    160,956
                                                                     ----------
 Net investment income..............................................  1,653,420
                                                                     ----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
 Net realized loss on investments...................................   (171,862)
 Net change in unrealized appreciation on investments...............    (31,046)
                                                                     ----------
 Net realized and unrealized loss on investments....................   (202,908)
                                                                     ----------
 Net increase in net assets resulting from operations............... $1,450,512
                                                                     ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

SHORT-TERM BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1997 (Unaudited) and the year ended December 31, 1996

                                                         1997         1996
                                                      -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
  Net investment income.............................. $ 1,653,420  $ 3,831,143
  Net realized loss on investments...................    (171,862)    (490,723)
  Net change in unrealized appreciation on
   investments.......................................     (31,046)    (637,312)
                                                      -----------  -----------
  Net increase in net assets resulting from
   operations........................................   1,450,512    2,703,108
                                                      -----------  -----------
 Dividends to shareholders:
  From net investment income:
   Institutional Class...............................         --    (3,734,256)
   Institutional Service Class.......................         --       (90,257)
                                                      -----------  -----------
    Total dividends to shareholders..................         --    (3,824,513)
                                                      -----------  -----------
 Capital share transactions:
  Net proceeds from sale of shares:
   Institutional Class...............................  12,439,809   61,352,652
   Institutional Service Class.......................     206,514      806,649
  Net asset value of shares issued to shareholders in
   reinvestment of dividends:
   Institutional Class...............................         --     3,734,256
   Institutional Service Class.......................         --        90,257
                                                      -----------  -----------
                                                       12,646,323   65,983,814
  Cost of shares redeemed:
   Institutional Class............................... (20,531,295) (57,100,440)
   Institutional Service Class.......................    (209,381)    (671,716)
                                                      -----------  -----------
   Increase (decrease) in net assets derived from
    capital share transactions.......................  (8,094,353)   8,211,658
                                                      -----------  -----------
   Net increase (decrease) in net assets.............  (6,643,841)   7,090,253
NET ASSETS:
 Beginning of period.................................  59,120,557   52,030,304
                                                      -----------  -----------
 End of period....................................... $52,476,716  $59,120,557
                                                      ===========  ===========
 Accumulated undistributed net investment income..... $ 1,685,345  $    31,925
                                                      ===========  ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
SHORT-TERM BOND FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                    INSTITUTIONAL               INSTITUTIONAL
                      INSTITUTIONAL    SERVICE    INSTITUTIONAL    SERVICE
                          CLASS         CLASS         CLASS         CLASS
                      ------------- ------------- ------------- -------------
                              SIX MONTHS            YEAR ENDED DECEMBER 31
                                 ENDED            ---------------------------
                            JUNE 30, 1997*                   1996
                      --------------------------- ---------------------------
Net asset value at
 beginning of
 period...............   $  9.48       $ 9.46        $  9.68       $ 9.67
                         -------       ------     ------------- -------------
Net investment
 income...............      0.31         0.30           0.66         0.64
Net realized and
 unrealized gain (loss)
 on investments.......     (0.05)       (0.05)         (0.20)       (0.21)
                         -------       ------     ------------- -------------
Total from investment
 operations...........      0.26         0.25           0.46         0.43
                         -------       ------     ------------- -------------
Less dividends and
 distributions:
From net investment
 income...............       --           --           (0.66)       (0.64)
From net realized gain
 on investments.......       --           --             --           --
In excess of net
 investment income....       --           --             --           --
In excess of net
 realized gain on
 investments..........       --           --             --           --
                         -------       ------     ------------- -------------
Total dividends and
 distributions........       --           --           (0.66)       (0.64)
                         -------       ------     ------------- -------------
Net asset value at end
 of period............   $  9.74       $ 9.71        $  9.48       $ 9.46
                         =======       ======     ============= =============
Total investment
 return (a)...........      2.74%        2.64%          4.81%        4.46%
Ratios (to average net
 assets)/Supplemental
 Data:
 Net investment
  income..............      6.24%+       5.99%+         5.85%        5.60%
 Net expenses.........      0.60%+       0.85%+         0.60%        0.85%
 Expenses (before
  reimbursement)......      0.80%+       1.05%+         0.79%        1.04%
Portfolio turnover
 rate.................        77%          77%           195%         195%
Net assets at end of
 period (in 000's)....   $51,128       $1,349        $57,805       $1,316


                                     INSTITUTIONAL
                       INSTITUTIONAL    SERVICE
                           CLASS         CLASS        INSTITUTIONAL CLASS
                       ------------- ------------- ----------------------------
                                        YEAR ENDED DECEMBER 31
                       --------------------------------------------------------
                                  1995              1994      1993      1992
                       --------------------------- -------- --------- ---------
Net asset value at
 beginning of
 period...............    $  9.37       $ 9.37     $ 10.33  $  11.23  $  11.13
                       ------------- ------------- -------- --------- ---------
Net investment
 income...............       0.65         0.64        0.97      0.72      0.66
Net realized and
 unrealized gain (loss
 on investments.......       0.31         0.30       (0.96)    (0.12)    (0.03)
                       ------------- ------------- -------- --------- ---------
Total from
 investment
 operations...........       0.96         0.94        0.01      0.60      0.63
                       ------------- ------------- -------- --------- ---------
Less dividends and
 distributions:
From net investment
 income...............      (0.65)       (0.64)      (0.97)    (1.36)    (0.48)
From net realized gain
 on investments.......        --           --          --      (0.04)    (0.05)
In excess of net
 investment income....        --           --          --      (0.02)      --
In excess of net
 realized gain on
 investments..........        --           --          --      (0.08)      --
                       ------------- ------------- -------- --------- ---------
Total dividends and
 distributions........      (0.65)       (0.64)      (0.97)    (1.50)    (0.53)
                       ------------- ------------- -------- --------- ---------
Net asset value at end
 of period............    $  9.68       $ 9.67     $  9.37  $  10.33  $  11.23
                       ============= ============= ======== ========= =========
Total investment
 return (a)...........      10.27%       10.07%       0.11%     5.67%     5.94%
Ratios (to average net
 assets)/Supplemental
 Data:
 Net investment
  income..............       6.38%        6.13%       5.90%     6.32%     6.64%
 Net expenses.........       0.60%        0.85%       0.60%     0.55%     0.55%
 Expenses (before
  reimbursement)......       0.82%        1.07%       0.72%     0.68%     0.72%
Portfolio turnover
 rate.................        171%         171%        269%      232%      270%
Net assets at end of
 period (in 000's)....    $50,902       $1,128     $62,340  $148,846  $161,499

--------
 *  Unaudited.
 +  Annualized.
(a) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
-------------------------------------------------------------------------------
NOTE 1--Organization and Business:
-------------------------------------------------------------------------------

MainStay Institutional Funds Inc. (the "Company") was incorporated in the state of Maryland on September 21, 1990 and commenced operations on January 2, 1991. The Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, ("Investment Company Act"). As of June 30, 1997 the Company has eleven separate investment portfolios: EAFE Index Fund, Growth Equity Fund, Indexed Equity Fund, International Equity
Fund, Multi-Asset Fund, Value Equity Fund, Bond Fund, Indexed Bond Fund, International Bond Fund, Money Market Fund and Short-Term Bond Fund (individually or collectively referred to as a "Fund" or the "Funds").

  The International Bond Fund and the International Equity Fund commenced operations on January 1, 1995.

  Each Fund currently offers two classes of shares as follows: Institutional Class shares and Institutional Service Class shares. The Company has adopted a Shareholder Services Plan with respect to the Institutional Service Class of each Fund. The Institutional Class shares and Institutional Service Class shares are substantially the same, except that the Institutional Service Class shares bear the fees payable under the Shareholder Services Plan at an annual rate of 0.25% of the average daily net assets of the outstanding Institutional Service Class shares ("Shareholder Service Fee"). The distribution of Institutional Service Class shares commenced on January 1, 1995.

  The investment objectives for each of the Funds of the Company are as follows:

  The EAFE Index Fund seeks to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the Morgan Stanley Capital International Europe, Australia and Far East ("EAFE") Index.

  The Growth Equity Fund seeks long-term growth of capital. Dividend income, if any, is a consideration incidental to the Fund's objective of growth of capital.

  The Indexed Equity Fund seeks to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.

  The International Equity Fund seeks long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

  The Multi-Asset Fund seeks to maximize total return, consistent with certain percentage constraints on amounts allocated to each asset class, from a combination of common stocks, fixed income securities, and money market investments.

  The Value Equity Fund seeks maximum long-term total return from a combination of capital growth and income. The Fund is not designed or managed primarily to produce current income.

  The Bond Fund seeks to maximize total return, consistent with liquidity, low risk to principal and investment in debt securities.

  The Indexed Bond Fund seeks to provide investment results that correspond to the total return performance of fixed income securities in the aggregate, as represented by the Salomon Brothers Broad Investment Grade Bond Index.

  The International Bond Fund seeks to provide total return by investing primarily in a portfolio of non-U.S. (primarily government) debt securities.

  The Money Market Fund seeks to provide a high level of current income while preserving capital and maintaining liquidity.

  The Short-Term Bond Fund seeks to maximize total return, consistent with liquidity, preservation of capital and investment in short-term debt securities.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

-------------------------------------------------------------------------------
NOTE 2--Significant Accounting Policies:
-------------------------------------------------------------------------------

The following is a summary of significant accounting policies followed by the
Company:

                                      (A)

VALUATION OF FUND SHARES. The net asset value per share of each Class of shares of each Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each Class of shares is determined by taking the assets attributable to that Class, subtracting the liabilities attributable to that Class, and dividing the result by the outstanding shares of that Class.

The Money Market Fund seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so.

                                      (B)

SECURITIES VALUATION. Portfolio securities of the Money Market Fund are valued at their amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

  Portfolio securities of each of the other Funds are stated at value determined (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price on that day or, if no sale occurs, the mean between the closing bid price and asked price; (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System; (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the bid price supplied through such system; (d) by appraising over-the-counter securities not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a pricing agent selected by a Fund's investment adviser if such prices are deemed to be representative of market values at the regular close of business of the New York Stock Exchange; (e) by appraising debt securities at prices supplied by a pricing agent selected by a Fund's investment adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by a Fund's investment adviser to be representative of market values at the regular close of business of the New York Stock Exchange;
(f) by appraising options and futures contracts at the last sale price on the market where any such option or futures are principally traded; and (g) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, securities not listed or traded on foreign exchanges whose operations are similar to the U.S. over-the-counter market and debt securities for which prices are supplied by a pricing agent but are not deemed by a Fund's investment adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Board of Directors. Money Market instruments held by the Funds with a remaining maturity of sixty days or less are valued by the amortized cost method which involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

  Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Funds' calculation of net asset values' unless a Fund's investment adviser deems that the particular event would materially affect such Fund's net asset value, in which case an adjustment will be made.

                                      (C)

FEDERAL INCOME TAXES. Each of the Funds is treated as a separate entity for Federal income tax purposes. The Company's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Fund within the allowable time limits. Therefore, no Federal income or excise tax provision is required.

  Investment income received by a Fund from foreign sources may be subject to foreign income taxes withheld at the source.

                                      (D)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are recorded on the ex-dividend date. For the Money Market Fund, dividends are declared daily and paid monthly. Each of the other Funds intends to declare and pay substantially all of their net investment income and net realized gains no less frequently than once a year. Income distributions and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

                                      (E)

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Company records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage related and other asset-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts on securities, other than short-term securities, purchased for all Funds are amortized on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Premiums on securities purchased are not amortized for any Fund except the Money Market Fund which amortizes the premium on the constant yield method over the life of the respective securities.

                                      (F)

ORGANIZATION COSTS. Organization costs incurred for the International Bond Fund and the International Equity Fund are being amortized over a maximum period of 60 months beginning January 1, 1995, the date such Funds commenced operations. In the event that any of the initial shares purchased by affiliates of the Administrator are redeemed, proceeds of such redemption will be reduced by the proportionate amount of the unamortized deferred organizational expenses which the number of shares redeemed bears to the total number of initial shares purchased.

                                      (G)

EXPENSES. Expenses with respect to any two or more Funds are allocated in proportion to the net assets of the respective Funds when the expenses are incurred except where allocations of direct expenses can otherwise fairly be made.

  The investment income and expenses (other than expenses incurred under the Shareholder Services Plan), and realized and unrealized gains and losses on investments of a Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

                                      (H)

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                      (I)

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Company are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

    (i) market value of investment securities, other assets and liabilities-- at the valuation date

    (ii) income and expenses--at the date of such transactions.

  The assets and liabilities are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, gains and losses from certain foreign currency transactions are treated as ordinary income for Federal income tax purposes.

  Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency transactions, net currency gains and losses realized as a result of differences between the amounts of security sale

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.


proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities at period-end exchange rates are reflected in unrealized foreign exchange gains or losses.

  There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

EAFE INDEX FUND

Foreign cash held at June 30, 1997:

                        CURRENCY                         COST        VALUE
        -----------------------------------------     ----------- -----------
        Pound Sterling      (Pounds)      11,000      $    16,833 $    18,309
                                                      =========== ===========

INTERNATIONAL EQUITY FUND

Foreign cash held at June 30, 1997:

                        CURRENCY                         COST        VALUE
        -----------------------------------------     ----------- -----------
        Australian Dollar   A$           158,928      $   122,843 $   118,198
        Austrian Schilling  AS           571,468           47,456      46,608
        Belgian Franc       BF            47,295            1,509       1,316
        Danish Krone        DK             9,265            1,570       1,397
        Deutsche Mark       DM         2,254,698        1,306,150   1,289,898
        French Franc        FF         1,083,681          186,743     184,582
        Hong Kong Dollar    HK           742,664           95,931      95,861
        Italian Lira        IL       200,015,634          119,196     117,609
        Japanese Yen        (Yen)      3,197,607           27,001      27,944
        Malaysian Ringgit   MK            76,780           30,646      32,619
        Netherland Guilder  NG            80,456           42,204      41,064
        New Zealand Dollar  N$            67,919           47,025      46,036
        Norwegian Krone     NK           285,430           40,384      38,989
        Pound Sterling      (Pounds)   2,527,753        3,961,308   4,206,962
        Singapore Dollar    S$           555,263          385,217     388,350
        Spanish Peseta      SP       747,162,329        5,140,981   5,079,957
        Swiss Franc         CF            46,358           32,205      31,798
                                                      ----------- -----------
                                                      $11,588,369 $11,749,188
                                                      =========== ===========

INTERNATIONAL BOND FUND

Foreign cash held at June 30, 1997:

                        CURRENCY                         COST        VALUE
        -----------------------------------------     ----------- -----------
        Argentinian Peso    AP            13,855      $    13,856 $    13,856
        Australian Dollar   A$            13,779           10,352      10,323
        Canadian Dollar     C$            40,344           29,002      29,243
        Danish Krone        DK           219,390           33,989      33,087
        Deutsche Mark       DM         3,061,016        1,774,861   1,755,597
        French Franc        FF           555,038           97,421      94,539
        Italian Lira        IL        18,928,302           11,111      11,130
        New Zealand Dollar  N$            55,989           38,370      37,950
        Pound Sterling      (Pounds)      61,483          100,607     102,327
        Swedish Krona       SK           260,000           33,474      33,625
                                                      ----------- -----------
                                                      $ 2,143,043 $ 2,121,677
                                                      =========== ===========

                                      (J)

FORWARD CURRENCY CONTRACTS. A forward currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Forward currency contracts are used for hedging purposes. (see Note 5).

INTERNATIONAL EQUITY FUND

Forward foreign currency contracts open at June 30, 1997:

                                                                           VALUE ON                 UNREALIZED
                                                              CONTRACT       TRADE      CURRENT   APPRECIATION/
                                                               AMOUNT        DATE        VALUE    (DEPRECIATION)
                                                           -------------- ----------- ----------- --------------
FOREIGN CURRENCY SALE CONTRACTS
-------------------------------
Australian Dollar, expiring 7/7/97-9/3/97.......  A$            5,815,000 $ 4,438,602 $ 4,359,143   $   79,459
Deutsche Mark, expiring 7/7/97-10/20/97.........  DM           67,162,166  40,065,931  38,672,485    1,393,446
French Franc, expiring 8/18/97..................  FF           41,790,000   7,191,621   7,141,911       49,710
Italian Lira, expiring 8/1/97...................  IL       10,800,000,000   6,276,096   6,339,600      (63,504)
Japanese Yen, expiring 7/7/97-10/28/97..........  (Yen)     2,920,960,890  24,917,372  25,700,503     (783,131)
New Zealand Dollar, expiring 7/23/97............  N$            3,450,000   2,371,530   2,336,782       34,748
Norwegian Krone, expiring 7/21/97...............  NK           12,115,000   1,710,031   1,656,169       53,862
Spanish Peseta, expiring 8/1/97.................  SP          595,000,000   4,057,566   4,047,190       10,376
Swiss Franc, expiring 9/29/97-10/10/97..........  CF           16,749,000  11,741,167  11,626,620      114,547
                                                                                                    ----------
                                                                                                       889,513
                                                                                                    ----------
FOREIGN CURRENCY BUY CONTRACTS
------------------------------
Canadian Dollar, expiring 7/16/97...............  C$            9,415,995   6,822,284   6,832,990       10,706
Deutsche Mark, expiring 7/7/97-9/29/97..........  DM           52,210,850  30,588,488  30,043,357     (545,131)
French Franc, expiring 8/18/97..................  FF           36,385,000   6,387,367   6,218,196     (169,171)
Italian Lira, expiring 8/1/97...................  IL        4,710,000,000   2,751,104   2,764,770       13,666
Japanese Yen, expiring 7/7/97...................  (Yen)     1,858,172,635  15,705,000  16,257,152      552,152
Pound Sterling, expiring 7/7/97.................  (Pounds)      3,360,000   5,479,042   5,590,869      111,827
Swiss Franc, expiring 7/10/97-9/29/97...........  CF           16,860,000  11,830,398  11,594,935     (235,463)
                                                                                                    ----------
                                                                                                      (261,414)
                                                                                                    ----------
Net Appreciation................................                                                    $  628,099
                                                                                                    ==========

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

INTERNATIONAL BOND FUND

Forward foreign currency contracts open at June 30, 1997:

                                                                          VALUE ON                 UNREALIZED
                                                             CONTRACT       TRADE      CURRENT   APPRECIATION/
                                                              AMOUNT        DATE        VALUE    (DEPRECIATION)
                                                           ------------- ----------- ----------- --------------
FOREIGN CURRENCY SALE CONTRACTS
-------------------------------
Australian Dollar, expiring 9/3/97..............  A$           4,865,000 $ 3,704,795 $ 3,647,529   $   57,266
Danish Krone, expiring 7/22/97..................  DK           7,185,000   1,094,094   1,085,057        9,037
Deutsche Mark, expiring 7/3/97-10/20/97.........  DM          50,201,220  30,698,909  28,876,322    1,822,587
French Franc, expiring 8/18/97..................  FF           7,495,000   1,288,079   1,280,895        7,184
Irish Punt, expiring 7/3/97-10/10/97............  IP           1,373,000   2,103,030   2,069,419       33,611
Italian Lira, expiring 8/1/97...................  IL       1,192,000,000     692,576     699,704       (7,128)
Japanese Yen, expiring 7/7/97...................  (Yen)      553,025,000   4,833,097   4,838,416       (5,319)
New Zealand Dollar, expiring 7/23/97............  N$           2,770,000   1,904,098   1,876,199       27,899
Pound Sterling, expiring 7/7/97.................  (Pounds)     2,015,000   3,274,575   3,352,857      (78,282)
Spanish Peseta, expiring 8/1/97.................  SP         115,000,000     784,235     782,230        2,005
Swedish Krona, expiring 8/1/97..................  SK          26,145,000   3,409,497   3,385,673       23,824
Swiss Franc, expiring 7/10/97-9/29/97...........  CF           5,439,432   3,803,101   3,752,253       50,848
                                                                                                   ----------
                                                                                                    1,943,532
                                                                                                   ----------
FOREIGN CURRENCY BUY CONTRACTS
------------------------------
Australian Dollar, expiring 7/7/97..............  A$           1,620,000   1,261,980   1,213,774      (48,206)
Canadian Dollar, expiring 7/16/97...............  C$           3,545,838   2,569,074   2,573,140        4,066
Deutsche Mark, expiring 7/3/97-10/10/97.........  DM          46,904,706  27,582,860  26,957,600     (625,260)
French Franc, expiring 8/18/97-8/20/97..........  FF          33,520,000   5,842,991   5,728,723     (114,268)
Irish Punt, expiring 7/3/97.....................  IP             324,000     490,760     488,791       (1,969)
Italian Lira, expiring 8/1/97...................  IL         340,000,000     199,437     199,580          143
Japanese Yen, expiring 7/7/97...................  (Yen)      438,416,000   3,538,042   3,835,702      297,660
Pound Sterling, expiring 7/7/97-9/17/97.........  (Pounds)     1,212,280   1,982,969   2,014,706       31,737
Spanish Peseta, expiring 7/16/97................  SP          81,000,000     559,392     550,881       (8,511)
Swedish Krona, expiring 8/1/97..................  SK          12,000,000   1,563,314   1,553,952       (9,362)
Swiss Franc, expiring 7/10/97-9/29/97...........  CF           5,453,309   3,802,347   3,751,187      (51,160)
                                                                                                   ----------
                                                                                                     (525,130)
                                                                                                   ----------
Net Appreciation................................                                                   $1,418,402
                                                                                                   ==========

                                      (K)

REPURCHASE AGREEMENTS. At the time the Funds enter into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the value of the underlying security, including accrued interest, is required during the term of the agreement to be equal to or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in a segregated account of the Funds' custodian. In the case of repurchase agreements exceeding one day, the market value of the underlying securities is monitored by pricing the underlying securities daily.

    In the event of the bankruptcy of a counterparty, realization of the collateral may be delayed or limited.


                                      (L)

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Futures contracts are used for hedging purposes. (see Note 5).

                                      (M)

MORTGAGE DOLLAR ROLLS. A mortgage dollar roll ("MDR") is a transaction in which a Fund sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of a Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Funds have agreed to acquire are included at market value in the portfolio of investments and liability for such purchase commitments is included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

                                      (N)

SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

-------------------------------------------------------------------------------
NOTE 3--Fees and Related Party Policies:
-------------------------------------------------------------------------------

                                      (A)

INVESTMENT ADVISORY AND ADMINISTRATION FEES. MacKay-Shields Financial Corporation ("MacKay-Shields") serves as the investment adviser to the Growth Equity Fund, International Equity Fund, Value Equity Fund, Bond Fund, International Bond Fund and Short-Term Bond Fund under an Investment Advisory Agreement. MacKay-Shields is a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). New York Life serves as the investment adviser to the Money Market Fund under an Investment Advisory Agreement. Monitor Capital Advisors Inc. ("Monitor Capital"), is a registered investment adviser and a wholly-owned subsidiary of NYLIFE Inc., an indirect wholly-owned subsidiary of New York Life and serves as investment adviser to the EAFE Index Fund, Indexed Equity Fund, Multi-Asset Fund and Indexed Bond Fund under an Investment Advisory Agreement.

  New York Life is the Administrator for the Funds.

  The Company, on behalf of each Fund, pays the Advisers and Administrator a monthly fee for the services performed and the facilities furnished at an annual rate of the average daily net assets of that Fund as follows:

                                                           ADVISER ADMINISTRATOR
                                                           ------- -------------
   EAFE Index Fund........................................  .15%       .80%
   Growth Equity Fund.....................................  .25%       .60%
   Indexed Equity Fund....................................  .10%       .40%
   International Equity Fund..............................  .35%       .50%
   Multi-Asset Fund.......................................  .15%       .50%
   Value Equity Fund......................................  .25%       .60%
   Bond Fund..............................................  .20%       .55%
   Indexed Bond Fund......................................  .10%       .40%
   International Bond Fund................................  .30%       .50%
   Money Market Fund......................................  .10%       .40%
   Short-Term Bond Fund...................................  .15%       .45%

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

  The Administrator (in the case of the Indexed Equity Fund together with Monitor Capital, the Fund's investment adviser) has voluntarily agreed to assume the portion of the Funds' operating expenses for the six months ended June 30, 1997, for the following Funds to the extent the expenses (excluding service fees) on an annualized basis exceeded the indicated percentages:

EAFE Index Fund....................   .94%
Indexed Equity Fund................   .30%
International Equity Fund..........  1.00%
Bond Fund..........................   .75%
Indexed Bond Fund..................   .50%
International Bond Fund............   .95%
Money Market Fund..................   .50%
Short-Term Bond Fund...............   .60%


  In connection with the voluntary expense limitations, the Administrator assumed the following expenses for the six months ended June 30, 1997:

EAFE Index Fund................   $118,834
Indexed Equity Fund............    935,127*
International Equity Fund......     16,690
Bond Fund......................     83,266
Indexed Bond Fund..............    $90,033
International Bond Fund........     27,170
Money Market Fund..............     97,873
Short-Term Bond Fund...........     54,230

--------
* For the Indexed Equity Fund the Administrator assumed $755,295, Monitor Capital the Adviser assumed $179,832.

  The Growth Equity Fund, Multi-Asset Fund and the Value Equity Fund do not have a voluntary expense limitation.

  These voluntary expense limitations will continue through December 31, 1997 (December 31, 1998 for the Indexed Equity Fund), after which the voluntary expense limitations may be terminated or revised at anytime at the discretion of the Administrator (and the Adviser in the case of the Indexed Equity Fund).

                                      (B)

SERVICE FEES. In accordance with the Shareholder Services Plan, New York Life has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to Institutional Service Class shareholders. For its services, New York Life is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Institutional Service Class of each Fund.

                                      (C)

DISTRIBUTOR. NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life serves as the Company's distributor and principal underwriter (the "Distributor") pursuant to a Distribution Agreement. The Distributor is not obligated to sell any specific amount of the Company's shares, and receives no compensation from the Company pursuant to the Distribution Agreement.

                                      (D)

DIRECTORS FEES. Directors, other than those affiliated with New York Life, MacKay-Shields, Monitor Capital or NYLIFE Distributors, are paid an annual fee of $24,000 and $1,000 for each Board of Directors and Committee meeting attended plus reimbursement for travel and out-of-pocket expenses.

                                      (E)

CAPITAL. The Funds have been advised that at June 30, 1997 affiliates of New York Life owned a significant number of shares of the Funds with the following market values:

EAFE Index Fund.............  $ 78,914,962
Growth Equity Fund..........   548,414,980
Indexed Equity Fund.........   685,459,230
International Equity Fund...   111,122,919
Multi-Asset Fund............   241,325,969
Value Equity Fund...........   726,768,570
Bond Fund...................  $129,895,073
Indexed Bond Fund...........    89,379,381
International Bond Fund.....    50,025,906
Money Market Fund...........    74,122,224
Short-Term Bond Fund........    14,535,637

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

                                      (F)

OTHER. Fees for the cost of legal services provided to the Company by the Office of General Counsel of New York Life are charged to the Funds. For the six months ended June 30, 1997 these fees were as follows:

EAFE Index Fund.................   $ 3,341
Growth Equity Fund..............    20,765
Indexed Equity Fund.............    25,259
International Equity Fund.......     4,848
Multi-Asset Fund................    12,917
Value Equity Fund...............    31,436
Bond Fund.......................    $6,651
Indexed Bond Fund...............     4,338
International Bond Fund.........     1,949
Money Market Fund...............     5,696
Short-Term Bond Fund............     2,097

-------------------------------------------------------------------------------
NOTE 4--Federal Income Tax:
-------------------------------------------------------------------------------

At December 31, 1996, for Federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by regulations to offset future realized gains of each respective Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. Additionally, as shown in the table below, certain Funds intend to elect, to the extent provided by regulations, to treat certain qualifying capital losses that arose during the year ended December 31, 1996 as if they arose on January 1, 1997.

                                CAPITAL LOSS                     CAPITAL LOSS
                              AVAILABLE THROUGH AMOUNT (000'S) DEFERRED (000'S)
                              ----------------- -------------- ----------------
   EAFE Index Fund...........                      $     0          $   55
                                                   =======          ======
   International Equity
    Fund.....................                      $     0          $1,040
                                                   =======          ======
   Bond Fund.................       2002           $12,622
                                    2004             1,624
                                                   -------
                                                   $14,246          $    0
                                                   =======          ======
   Indexed Bond Fund.........       2004           $ 1,439          $   59
                                                   =======          ======
   Short-Term Bond Fund......       2001           $   164
                                    2002             4,478
                                    2003             1,770
                                    2004               485
                                                   -------
                                                   $ 6,897          $    5
                                                   =======          ======

The Multi-Asset Fund intends to elect to treat for Federal income tax purposes approximately $4,674 of qualifying foreign exchange losses that arose during the year ended December 31, 1996 as if they arose January 1, 1997. The Growth Equity Fund utilized $96,809 of capital loss carryforwards during the prior year.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

-------------------------------------------------------------------------------
NOTE 5--Financial Investments:
-------------------------------------------------------------------------------

The EAFE Index Fund's, International Equity Fund's, Multi-Asset Fund's and International Bond Fund's use of forward contracts, involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of each Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation (depreciation) on forward contracts reflects each Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

  The EAFE Index Fund's and Multi-Asset Fund's use of forward foreign currency exchange contracts are intended to minimize the risk of loss to the Fund from adverse changes in the relationship between U.S. dollar and foreign currencies. The International Equity Fund and International Bond Fund enter into forward currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates.

   The EAFE Index Fund's, Indexed Equity Fund's, Multi-Asset Fund's and Indexed Bond Fund's use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of each Fund's involvement in open futures positions. Risks arise from possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, each Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

  The EAFE Index Fund and Indexed Equity Fund invests in stock index futures contracts to maintain cash reserves while remaining fully invested, to facilitate trading, or to reduce transaction costs. The Multi-Asset Fund has entered into contracts for the future delivery of debt securities and invests in stock index futures contracts to rebalance the Fund's portfolio composition and risk profile to meet asset class constraints. The Indexed Bond Fund invests in contracts for the future delivery of debt securities in order to attempt to maintain cash reserves while remaining fully invested, to facilitate trading, or to reduce transaction costs.

-------------------------------------------------------------------------------
NOTE 6--Portfolio Securities Loaned:
-------------------------------------------------------------------------------

At June 30, 1997, the Bond Fund and Short-Term Bond Fund had portfolio securities with a fair market value of $37,522,352 and $12,312,360, respectively, on loan to broker-dealers and government securities dealers. With respect to these securities loaned, the funds received collateral with a fair market value of $38,784,016 and $12,687,763 respectively.

--------------------------------------------------------------------------------
NOTE 7--Purchases and Sales of Securities (in 000's):
--------------------------------------------------------------------------------

During the six months ended June 30, 1997, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                                           EAFE Index      Growth Equity    Indexed Equity   International Equity
                                              Fund             Fund              Fund                Fund
                                         PURCHASES SALES PURCHASES  SALES  PURCHASES  SALES   PURCHASES    SALES
                                       ----------------------------------------------------------------------------
U.S. Government securities                $  --    $--   $    --   $   --   $   --   $   --  $      --   $      --
All others                                 1,347    772   108,215   88,053   98,405   11,189     17,940      19,098
                                       ----------------------------------------------------------------------------
Total                                     $1,347   $772  $108,215  $88,053  $98,405  $11,189 $   17,940  $   19,098
                                       ============================================================================

--------------------------------------------------------------------------------
NOTE 8--Capital Share Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in capital shares were as follows:

                                        EAFE Index                                             Growth Equity
                                           Fund                                                    Fund
                  Institutional Institutional Institutional Institutional Institutional Institutional Institutional Institutional
                      Class     Service Class     Class     Service Class     Class     Service Class     Class     Service Class
                  ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
                       Six months ended               Year ended               Six months ended               Year ended
                         June 30, 1997                   1996                    June 30, 1997                   1996
                  ---------------------------------------------------------------------------------------------------------------
Shares sold             207            5          1,451           17           3,333           107         8,895           183
Shares issued in
 reinvestment of
 dividends and
 distributions          --           --             190            1             --            --            983            13
                  ---------------------------------------------------------------------------------------------------------------
                        207            5          1,641           18           3,333           107         9,878           196
Shares redeemed        (213)          (3)        (1,192)          (9)         (2,627)          (59)       (7,148)          (28)
                  ---------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)              (6)           2            449            9             706            48         2,730           168
                  ===============================================================================================================
                                        Multi-Asset                                            Value Equity
                                           Fund                                                    Fund
                  Institutional Institutional Institutional Institutional Institutional Institutional Institutional Institutional
                      Class     Service Class     Class     Service Class     Class     Service Class     Class     Service Class
                  ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
                       Six months ended               Year ended               Six months ended               Year ended
                         June 30, 1997                   1996                    June 30, 1997                   1996
                  ---------------------------------------------------------------------------------------------------------------
Shares sold           1,921           85          3,939          188           5,170           157        11,047           686
Shares issued in
 reinvestment of
 dividends and
 distributions          --           --             917           14             --            --          5,285            93
                  ---------------------------------------------------------------------------------------------------------------
                      1,921           85          4,856          202           5,170           157        16,332           779
Shares redeemed      (1,477)         (56)        (3,494)         (84)         (6,642)         (100)       (6,392)          (71)
                  ---------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)             444           29          1,362          118          (1,472)           57         9,940           708
                  ===============================================================================================================
                                    International Bond                                         Money Market
                                           Fund                                                    Fund
                  Institutional Institutional Institutional Institutional Institutional Institutional Institutional Institutional
                      Class     Service Class     Class     Service Class     Class     Service Class     Class     Service Class
                  ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
                       Six months ended               Year ended               Six months ended               Year ended
                         June 30, 1997                   1996                    June 30, 1997                   1996
                  ---------------------------------------------------------------------------------------------------------------
Shares sold              81            5            187           18         196,367        45,205       346,675        58,869
Shares issued in
 reinvestment of
 dividends and
 distributions          --           --             609            3           2,829           964         4,008           651
                  ---------------------------------------------------------------------------------------------------------------
                         81            5            796           21         199,196        46,169       350,683        59,520
Shares redeemed         (66)          (2)           (93)          (1)       (131,813)      (28,185)     (307,790)      (27,640)
                  ---------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)              15            3            703           20          67,383        17,984        42,893        31,880
                  ===============================================================================================================

*Less than one thousand shares.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

--------------------------------------------------------------------------------

  Multi-Asset        Value Equity         Bond         Indexed Bond    International Bond    Short-Term Bond
      Fund               Fund             Fund             Fund               Fund                Fund
PURCHASES  SALES  PURCHASES  SALES   PURCHASES SALES PURCHASES  SALES  PURCHASES   SALES    PURCHASES  SALES
-------------------------------------------------------------------------------------------------------------
$   --     $  --  $    --   $    --    $161    $159   $18,702  $12,910  $     --  $     --   $40,550  $38,701
 26,764     3,452  323,329   335,556     91     103     4,915      986     50,373    41,862      259    5,991
-------------------------------------------------------------------------------------------------------------
$26,764    $3,452 $323,329  $335,556   $252    $262   $23,617  $13,896  $  50,373 $  41,862  $40,809  $44,692
=============================================================================================================

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

                    Indexed Equity                                        International Equity
                         Fund                                                     Fund
Institutional  Institutional Institutional Institutional Institutional Institutional Institutional Institutional
    Class      Service Class     Class     Service Class     Class     Service Class     Class     Service Class
-------------  ------------- ------------- ------------- ------------- ------------- ------------- -------------
     Six months ended                Year ended               Six months ended               Year ended
       June 30, 1997                    1996                    June 30, 1997                   1996
----------------------------------------------------------------------------------------------------------------
    6,611           149         12,964          232           476        7               1,803           47
      --            --           1,075           10           --       --                  994            5
----------------------------------------------------------------------------------------------------------------
    6,611           149         14,039          242           476        7               2,797           52
   (3,132)          (24)        (4,575)         (17)         (576)      (9)               (260)          (4)
----------------------------------------------------------------------------------------------------------------
    3,479           125          9,464          225          (100)      (2)              2,537           48
================================================================================================================
                         Bond                                                 Indexed Bond
                         Fund                                                     Fund
Institutional  Institutional Institutional Institutional Institutional Institutional Institutional Institutional
    Class      Service Class     Class     Service Class     Class     Service Class     Class     Service Class
-------------  ------------- ------------- ------------- ------------- ------------- ------------- -------------
     Six months ended                Year ended               Six months ended               Year ended
       June 30, 1997                    1996                    June 30, 1997                   1996
----------------------------------------------------------------------------------------------------------------
      461            49          1,404          129           870       67               2,467          228
      --            --           1,130           10           --       --                  699           17
----------------------------------------------------------------------------------------------------------------
      461            49          2,534          139           870       67               3,166          245
     (854)          (68)        (3,576)         (47)         (564)     (60)             (7,620)         (25)
----------------------------------------------------------------------------------------------------------------
     (393)          (19)        (1,042)          92           306        7              (4,454)         220
================================================================================================================
                    Short-Term Bond
                         Fund
Institutional  Institutional Institutional Institutional
    Class      Service Class     Class     Service Class
-------------  ------------- ------------- -------------
     Six months ended                Year ended
       June 30, 1997                    1996
--------------------------------------------------------
    1,300            22          6,225           82
      --            --             394           10
--------------------------------------------------------
    1,300            22          6,619           92
   (2,151)          (22)        (5,775)         (70)
--------------------------------------------------------
     (851)          -- *           844           22
========================================================

OFFICERS AND DIRECTORS

Alice T. Kane
Chairperson and Director

Patrick G. Boyle
Director

Lawrence Glacken
Director

Robert P. Mulhearn
Director

Susan B. Kerley
Director

Linda M. Livornese
President

Jefferson C. Boyce
Senior Vice President

Robert Fenster
Vice President

Michael J. Harrington
Vice President

Richard Zuccaro
Tax Vice President

Anthony W. Polis
Treasurer

Sara L. Badler
Secretary

INVESTMENT ADVISERS

New York Life Insurance Company
MacKay Shields Financial Corporation
Monitor Capital Advisors, Inc.

ADMINISTRATOR

New York Life Insurance Company

DISTRIBUTOR

NYLIFE Distributors Inc.

TRANSFER AGENT

Boston Financial Data Services

CUSTODIAN

The Bank of New York

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP

LEGAL COUNSEL

Dechert Price & Rhoads



The financial information included herein is taken from the records of the Fund without examination by the Fund's independent accountants who do not express an opinion thereon.

           [LOGO OF MAINSTAY INSTITUTIONAL FUNDS INC. APPEARS HERE]

                                  MAINSTAY(R)
                                 INSTITUTIONAL
                                  FUNDS INC.


This is a copy of a report by MainStay Institutional Funds Inc. to the shareholders. Distribution of this report to persons other than these shareholders is authorized only when accompanied or preceded by a current prospectus. This report does not offer for sale or solicit orders to buy any securities.


Advisers:
New York Life Insurance Company
MacKay Shields Financial Corporation
Monitor Capital Advisors, Inc.


D o n ' t  M i s s  T h e  B o a t(R)

Distributed by NYLIFE Distributors Inc., member NASD,
300 Interpace Parkway, Building A, 2nd Floor, Parsippany, NJ 07054

http://www.mainstayfunds.com

NYLIFE Distributors Inc. is an indirect wholly owned subsidiary of New York Life Insurance Company.

[LOGO OF NEW YORK LIFE APPEARS HERE]



                [ART WORK OF HALF OF LIGHT HOUSE APPEARS HERE]